UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04096
MFS MUNICIPAL SERIES TRUST
(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)
Christopher R. Bohane
Massachusetts Financial Services Company
111 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agents for service)
Registrant's telephone number, including area code:
(617) 954-5000
Date of fiscal year end:
March 31
Date of reporting period:
March 31, 2025
ITEM 1.  REPORTS TO STOCKHOLDERS.
Item 1(a):

MFS® Municipal
Intermediate Fund
Class A-MIUAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Intermediate Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$71	0.70%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Municipal Intermediate Fund (fund) provided a total return of 2.32%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index. The fund's other benchmark, the Bloomberg Municipal 1-15 Year Index, generated a return of 1.57%.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's overweight position in both the housing and industrial revenue sectors contributed to relative performance. From a credit quality perspective, the fund's out-of-benchmark exposure to below investment grade bonds benefited relative results.
    Security selection within the education, housing, and health care sectors also strengthened relative returns, as did selection within A, AA and AAA-rated bonds.
  Top detractors from performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
    The fund's yield curve positioning also weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	Life*
A without sales charge	2.32%	0.33%
A with initial sales charge (4.25%)	(2.03)%	(0.79)%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index +∆	1.22%	(0.24)%
Bloomberg Municipal 1-15 Year Index +∆	1.57%	0.21%
*	For the period from the commencement of the class's investment operations, May 18, 2021 through March 31, 2025.
+
Effective May 1, 2024, the Bloomberg Municipal Bond Index replaced the Bloomberg Municipal 1-15 Year Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg Municipal 1-15 Year Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	243,620,096	Average Effective Maturity (yrs):	10.0
Total Number of Holdings:	513	Average Effective Duration (yrs):	6.0
Total Management Fee ($)#:	686,377
Portfolio Turnover Rate (%):	18
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	12.6%
Healthcare Revenue - Long Term Care	10.9%
Airport Revenue	7.6%
Healthcare Revenue - Hospitals	7.3%
Student Loan Revenue	7.3%
Utilities - Other	6.9%
Universities - Colleges	6.0%
Single Family Housing - State	4.5%
Secondary Schools	4.2%
Miscellaneous Revenue - Other	3.7%
Other Industries	29.0%
Composition including fixed income credit quality
AAA	7.5%
AA	23.3%
A	29.7%
BBB	21.1%
BB	7.1%
B	0.4%
CC	0.0%
D	0.0%
Not Rated	8.9%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MIUA-ANN

MFS® Municipal
Intermediate Fund
Class C-MIUCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Intermediate Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$145	1.44%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class C shares of the MFS Municipal Intermediate Fund (fund) provided a total return of 1.67%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index. The fund's other benchmark, the Bloomberg Municipal 1-15 Year Index, generated a return of 1.57%.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's overweight position in both the housing and industrial revenue sectors contributed to relative performance. From a credit quality perspective, the fund's out-of-benchmark exposure to below investment grade bonds benefited relative results.
    Security selection within the education, housing, and health care sectors also strengthened relative returns, as did selection within A, AA and AAA-rated bonds.
  Top detractors from performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
    The fund's yield curve positioning also weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	Life*
C without sales charge	1.67%	(0.42)%
C with CDSC (1% for 12 months)×	0.68%	(0.42)%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index +∆	1.22%	(0.24)%
Bloomberg Municipal 1-15 Year Index +∆	1.57%	0.21%
*	For the period from the commencement of the class's investment operations, May 18, 2021 through March 31, 2025.
+
Effective May 1, 2024, the Bloomberg Municipal Bond Index replaced the Bloomberg Municipal 1-15 Year Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg Municipal 1-15 Year Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	243,620,096	Average Effective Maturity (yrs):	10.0
Total Number of Holdings:	513	Average Effective Duration (yrs):	6.0
Total Management Fee ($)#:	686,377
Portfolio Turnover Rate (%):	18
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	12.6%
Healthcare Revenue - Long Term Care	10.9%
Airport Revenue	7.6%
Healthcare Revenue - Hospitals	7.3%
Student Loan Revenue	7.3%
Utilities - Other	6.9%
Universities - Colleges	6.0%
Single Family Housing - State	4.5%
Secondary Schools	4.2%
Miscellaneous Revenue - Other	3.7%
Other Industries	29.0%
Composition including fixed income credit quality
AAA	7.5%
AA	23.3%
A	29.7%
BBB	21.1%
BB	7.1%
B	0.4%
CC	0.0%
D	0.0%
Not Rated	8.9%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MIUC-ANN

MFS® Municipal
Intermediate Fund
Class I-MIUIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Intermediate Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$46	0.45%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Municipal Intermediate Fund (fund) provided a total return of 2.68%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index. The fund's other benchmark, the Bloomberg Municipal 1-15 Year Index, generated a return of 1.57%.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's overweight position in both the housing and industrial revenue sectors contributed to relative performance. From a credit quality perspective, the fund's out-of-benchmark exposure to below investment grade bonds benefited relative results.
    Security selection within the education, housing, and health care sectors also strengthened relative returns, as did selection within A, AA and AAA-rated bonds.
  Top detractors from performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
    The fund's yield curve positioning also weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	Life*
I without sales charge	2.68%	0.57%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index +∆	1.22%	(0.24)%
Bloomberg Municipal 1-15 Year Index +∆	1.57%	0.21%
*	For the period from the commencement of the class's investment operations, May 18, 2021 through March 31, 2025.
+
Effective May 1, 2024, the Bloomberg Municipal Bond Index replaced the Bloomberg Municipal 1-15 Year Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg Municipal 1-15 Year Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	243,620,096	Average Effective Maturity (yrs):	10.0
Total Number of Holdings:	513	Average Effective Duration (yrs):	6.0
Total Management Fee ($)#:	686,377
Portfolio Turnover Rate (%):	18
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	12.6%
Healthcare Revenue - Long Term Care	10.9%
Airport Revenue	7.6%
Healthcare Revenue - Hospitals	7.3%
Student Loan Revenue	7.3%
Utilities - Other	6.9%
Universities - Colleges	6.0%
Single Family Housing - State	4.5%
Secondary Schools	4.2%
Miscellaneous Revenue - Other	3.7%
Other Industries	29.0%
Composition including fixed income credit quality
AAA	7.5%
AA	23.3%
A	29.7%
BBB	21.1%
BB	7.1%
B	0.4%
CC	0.0%
D	0.0%
Not Rated	8.9%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MIUI-ANN

MFS® Municipal
Intermediate Fund
Class R6-MIURX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Intermediate Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$39	0.38%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Municipal Intermediate Fund (fund) provided a total return of 2.63%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index. The fund's other benchmark, the Bloomberg Municipal 1-15 Year Index, generated a return of 1.57%.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's overweight position in both the housing and industrial revenue sectors contributed to relative performance. From a credit quality perspective, the fund's out-of-benchmark exposure to below investment grade bonds benefited relative results.
    Security selection within the education, housing, and health care sectors also strengthened relative returns, as did selection within A, AA and AAA-rated bonds.
  Top detractors from performance relative to the Bloomberg Municipal 1-15 Year Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
    The fund's yield curve positioning also weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	Life*
R6 without sales charge	2.63%	0.60%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index +∆	1.22%	(0.24)%
Bloomberg Municipal 1-15 Year Index +∆	1.57%	0.21%
*	For the period from the commencement of the class's investment operations, May 18, 2021 through March 31, 2025.
+
Effective May 1, 2024, the Bloomberg Municipal Bond Index replaced the Bloomberg Municipal 1-15 Year Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg Municipal 1-15 Year Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	243,620,096	Average Effective Maturity (yrs):	10.0
Total Number of Holdings:	513	Average Effective Duration (yrs):	6.0
Total Management Fee ($)#:	686,377
Portfolio Turnover Rate (%):	18
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	12.6%
Healthcare Revenue - Long Term Care	10.9%
Airport Revenue	7.6%
Healthcare Revenue - Hospitals	7.3%
Student Loan Revenue	7.3%
Utilities - Other	6.9%
Universities - Colleges	6.0%
Single Family Housing - State	4.5%
Secondary Schools	4.2%
Miscellaneous Revenue - Other	3.7%
Other Industries	29.0%
Composition including fixed income credit quality
AAA	7.5%
AA	23.3%
A	29.7%
BBB	21.1%
BB	7.1%
B	0.4%
CC	0.0%
D	0.0%
Not Rated	8.9%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MIUR6-ANN

MFS® Municipal Income Fund
Class A-MFIAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$76	0.75%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Municipal Income Fund (fund) provided a total return of 2.52%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	2.52%	1.51%	2.25%
A with initial sales charge (4.25%)	(1.83)%	0.63%	1.81%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBA-ANN

MFS® Municipal Income Fund
Class A1-MMIDX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A1	$51	0.50%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A1 shares of the MFS Municipal Income Fund (fund) provided a total return of 2.79%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A1 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A1 without sales charge	2.79%	1.77%	2.52%
A1 with initial sales charge (4.25%)	(1.58)%	0.89%	2.08%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a1 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBA1-ANN

MFS® Municipal Income Fund
Class B-MMIBX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$151	1.50%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Municipal Income Fund (fund) provided a total return of 1.65%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	1.65%	0.76%	1.50%
B with CDSC (declining over six years from 4% to 0%)×	(2.31)%	0.40%	1.50%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBB-ANN

MFS® Municipal Income Fund
Class B1-MMIGX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B1	$126	1.25%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B1 shares of the MFS Municipal Income Fund (fund) provided a total return of 1.90%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B1 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B1 without sales charge	1.90%	1.01%	1.74%
B1 with CDSC (declining over six years from 4% to 0%)×	(2.06)%	0.65%	1.74%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b1 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBB1-ANN

MFS® Municipal Income Fund
Class C-MMICX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$151	1.50%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class C shares of the MFS Municipal Income Fund (fund) provided a total return of 1.77%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	1.77%	0.76%	1.49%
C with CDSC (1% for 12 months)×	0.78%	0.76%	1.49%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBC-ANN

MFS® Municipal Income Fund
Class I-MIMIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$52	0.51%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Municipal Income Fund (fund) provided a total return of 2.78%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
I without sales charge	2.78%	1.76%	2.51%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBI-ANN

MFS® Municipal Income Fund
Class R6-MPMNX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Municipal Income Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$44	0.43%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Municipal Income Fund (fund) provided a total return of 2.85%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s greater exposure to both the housing and industrial revenue sectors supported relative results. From a quality perspective, the fund’s allocation to Not Rated, BB and CC-rated bonds, for which the benchmark has no exposure, benefited relative returns.
    Favorable security selection further supported relative performance. From a sector perspective, bond selection within both the health care and education sectors aided relative returns. From a quality perspective, bond selection within A and AA-rated securities also strengthened relative results.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weakened relative returns as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	2.85%	1.83%	2.29%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	5,900,914,762	Average Effective Maturity (yrs):	19.1
Total Number of Holdings:	2,132	Average Effective Duration (yrs):	7.9
Total Management Fee ($)#:	19,609,862
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	99.0%
Money Market Funds	1.0%
Industries
Healthcare Revenue - Hospitals	16.0%
Airport Revenue	9.8%
Multi-Family Housing Revenue	8.2%
Utilities - Other	6.5%
Single Family Housing - State	5.3%
Healthcare Revenue - Long Term Care	5.2%
Miscellaneous Revenue - Other	4.9%
General Obligations - Schools	4.2%
Universities - Colleges	4.0%
State & Local Agencies	4.0%
Other Industries	31.9%
Composition including fixed income credit quality
AAA	6.5%
AA	27.3%
A	31.7%
BBB	17.4%
BB	4.6%
B	0.7%
CCC	0.2%
CC	0.3%
Not Rated	10.3%
Money Market Funds	1.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
LMBR6-ANN

MFS® Arkansas
Municipal Bond Fund
Class A-MFARX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Arkansas Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$70	0.70%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Arkansas Municipal Bond Fund (fund) provided a total return of 1.22%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    The fund's out-of-benchmark exposure to Not Rated bonds within the special tax sector further benefited relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.22%	0.93%	1.68%
A with initial sales charge (4.25%)	(3.08)%	0.05%	1.24%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	146,714,280	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	191	Average Effective Duration (yrs):	6.9
Total Management Fee ($)#:	643,981
Portfolio Turnover Rate (%):	15
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.6%
Money Market Funds	2.4%
Industries
Sales & Excise Tax Revenue	20.5%
Water & Sewer Utility Revenue	16.5%
Universities - Colleges	13.3%
Healthcare Revenue - Hospitals	11.7%
General Obligations - Schools	10.5%
Single Family Housing - State	4.7%
Miscellaneous Revenue - Other	4.5%
Tax - Other	4.5%
Utilities - Other	3.8%
General Obligations - General Purpose	2.8%
Other Industries	7.2%
Composition including fixed income credit quality
AAA	0.9%
AA	58.6%
A	20.6%
BBB	9.5%
BB	0.7%
B	0.0%
Not Rated	7.3%
Money Market Funds	2.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MARA-ANN

MFS® Arkansas
Municipal Bond Fund
Class B-MBARX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Arkansas Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$145	1.45%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Arkansas Municipal Bond Fund (fund) provided a total return of 0.46%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    The fund's out-of-benchmark exposure to Not Rated bonds within the special tax sector further benefited relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.46%	0.18%	0.92%
B with CDSC (declining over six years from 4% to 0%)×	(3.46)%	(0.19)%	0.92%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	146,714,280	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	191	Average Effective Duration (yrs):	6.9
Total Management Fee ($)#:	643,981
Portfolio Turnover Rate (%):	15
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.6%
Money Market Funds	2.4%
Industries
Sales & Excise Tax Revenue	20.5%
Water & Sewer Utility Revenue	16.5%
Universities - Colleges	13.3%
Healthcare Revenue - Hospitals	11.7%
General Obligations - Schools	10.5%
Single Family Housing - State	4.7%
Miscellaneous Revenue - Other	4.5%
Tax - Other	4.5%
Utilities - Other	3.8%
General Obligations - General Purpose	2.8%
Other Industries	7.2%
Composition including fixed income credit quality
AAA	0.9%
AA	58.6%
A	20.6%
BBB	9.5%
BB	0.7%
B	0.0%
Not Rated	7.3%
Money Market Funds	2.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MARB-ANN

MFS® Arkansas
Municipal Bond Fund
Class I-MARLX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Arkansas Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$60	0.60%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Arkansas Municipal Bond Fund (fund) provided a total return of 1.19%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    The fund's out-of-benchmark exposure to Not Rated bonds within the special tax sector further benefited relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.19%	1.01%	1.58%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	146,714,280	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	191	Average Effective Duration (yrs):	6.9
Total Management Fee ($)#:	643,981
Portfolio Turnover Rate (%):	15
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.6%
Money Market Funds	2.4%
Industries
Sales & Excise Tax Revenue	20.5%
Water & Sewer Utility Revenue	16.5%
Universities - Colleges	13.3%
Healthcare Revenue - Hospitals	11.7%
General Obligations - Schools	10.5%
Single Family Housing - State	4.7%
Miscellaneous Revenue - Other	4.5%
Tax - Other	4.5%
Utilities - Other	3.8%
General Obligations - General Purpose	2.8%
Other Industries	7.2%
Composition including fixed income credit quality
AAA	0.9%
AA	58.6%
A	20.6%
BBB	9.5%
BB	0.7%
B	0.0%
Not Rated	7.3%
Money Market Funds	2.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MARI-ANN

MFS® Arkansas
Municipal Bond Fund
Class R6-MPRAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Arkansas Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$53	0.53%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Arkansas Municipal Bond Fund (fund) provided a total return of 1.37%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    The fund's out-of-benchmark exposure to Not Rated bonds within the special tax sector further benefited relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.37%	1.08%	1.66%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	146,714,280	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	191	Average Effective Duration (yrs):	6.9
Total Management Fee ($)#:	643,981
Portfolio Turnover Rate (%):	15
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.6%
Money Market Funds	2.4%
Industries
Sales & Excise Tax Revenue	20.5%
Water & Sewer Utility Revenue	16.5%
Universities - Colleges	13.3%
Healthcare Revenue - Hospitals	11.7%
General Obligations - Schools	10.5%
Single Family Housing - State	4.7%
Miscellaneous Revenue - Other	4.5%
Tax - Other	4.5%
Utilities - Other	3.8%
General Obligations - General Purpose	2.8%
Other Industries	7.2%
Composition including fixed income credit quality
AAA	0.9%
AA	58.6%
A	20.6%
BBB	9.5%
BB	0.7%
B	0.0%
Not Rated	7.3%
Money Market Funds	2.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MARR6-ANN

MFS® California
Municipal Bond Fund
Class A-MCFTX
Annual Shareholder Report
This annual shareholder report contains important information about MFS California Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$68	0.68%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS California Municipal Bond Fund (fund) provided a total return of 1.40%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector was a primary contributor to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D-rated bonds within the power sector strengthened relative results. An overweight exposure to BBB-rated bonds, and an out-of-benchmark exposure to Not Rated bonds within the education sector, also helped relative returns.
    Security selection within AA-rated bonds further supported the fund's relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.40%	1.21%	2.19%
A with initial sales charge (4.25%)	(2.91)%	0.34%	1.75%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	699,732,709	Average Effective Maturity (yrs):	19.0
Total Number of Holdings:	405	Average Effective Duration (yrs):	8.2
Total Management Fee ($)#:	2,850,613
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.4%
Money Market Funds	1.6%
Industries
Multi-Family Housing Revenue	15.4%
General Obligations - Schools	14.0%
Airport Revenue	10.9%
Healthcare Revenue - Hospitals	10.1%
Utilities - Other	7.6%
Tax Assessment	4.7%
Secondary Schools	4.6%
State & Local Agencies	3.4%
Universities - Colleges	3.4%
Water & Sewer Utility Revenue	3.2%
Other Industries	22.7%
Composition including fixed income credit quality
AAA	11.6%
AA	35.0%
A	24.7%
BBB	13.6%
BB	3.1%
B	0.3%
Not Rated	10.1%
Money Market Funds	1.6%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MCAA-ANN

MFS® California
Municipal Bond Fund
Class B-MBCAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS California Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$143	1.43%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS California Municipal Bond Fund (fund) provided a total return of 0.65%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector was a primary contributor to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D-rated bonds within the power sector strengthened relative results. An overweight exposure to BBB-rated bonds, and an out-of-benchmark exposure to Not Rated bonds within the education sector, also helped relative returns.
    Security selection within AA-rated bonds further supported the fund's relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.65%	0.46%	1.43%
B with CDSC (declining over six years from 4% to 0%)×	(3.27)%	0.10%	1.43%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	699,732,709	Average Effective Maturity (yrs):	19.0
Total Number of Holdings:	405	Average Effective Duration (yrs):	8.2
Total Management Fee ($)#:	2,850,613
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.4%
Money Market Funds	1.6%
Industries
Multi-Family Housing Revenue	15.4%
General Obligations - Schools	14.0%
Airport Revenue	10.9%
Healthcare Revenue - Hospitals	10.1%
Utilities - Other	7.6%
Tax Assessment	4.7%
Secondary Schools	4.6%
State & Local Agencies	3.4%
Universities - Colleges	3.4%
Water & Sewer Utility Revenue	3.2%
Other Industries	22.7%
Composition including fixed income credit quality
AAA	11.6%
AA	35.0%
A	24.7%
BBB	13.6%
BB	3.1%
B	0.3%
Not Rated	10.1%
Money Market Funds	1.6%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MCAB-ANN

MFS® California
Municipal Bond Fund
Class C-MCCAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS California Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$158	1.58%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class C shares of the MFS California Municipal Bond Fund (fund) provided a total return of 0.33%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector was a primary contributor to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D-rated bonds within the power sector strengthened relative results. An overweight exposure to BBB-rated bonds, and an out-of-benchmark exposure to Not Rated bonds within the education sector, also helped relative returns.
    Security selection within AA-rated bonds further supported the fund's relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	0.33%	0.28%	1.26%
C with CDSC (1% for 12 months)×	(0.65)%	0.28%	1.26%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	699,732,709	Average Effective Maturity (yrs):	19.0
Total Number of Holdings:	405	Average Effective Duration (yrs):	8.2
Total Management Fee ($)#:	2,850,613
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.4%
Money Market Funds	1.6%
Industries
Multi-Family Housing Revenue	15.4%
General Obligations - Schools	14.0%
Airport Revenue	10.9%
Healthcare Revenue - Hospitals	10.1%
Utilities - Other	7.6%
Tax Assessment	4.7%
Secondary Schools	4.6%
State & Local Agencies	3.4%
Universities - Colleges	3.4%
Water & Sewer Utility Revenue	3.2%
Other Industries	22.7%
Composition including fixed income credit quality
AAA	11.6%
AA	35.0%
A	24.7%
BBB	13.6%
BB	3.1%
B	0.3%
Not Rated	10.1%
Money Market Funds	1.6%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MCAC-ANN

MFS® California
Municipal Bond Fund
Class I-MCAVX
Annual Shareholder Report
This annual shareholder report contains important information about MFS California Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$58	0.58%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS California Municipal Bond Fund (fund) provided a total return of 1.38%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector was a primary contributor to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D-rated bonds within the power sector strengthened relative results. An overweight exposure to BBB-rated bonds, and an out-of-benchmark exposure to Not Rated bonds within the education sector, also helped relative returns.
    Security selection within AA-rated bonds further supported the fund's relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.38%	1.32%	1.93%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	699,732,709	Average Effective Maturity (yrs):	19.0
Total Number of Holdings:	405	Average Effective Duration (yrs):	8.2
Total Management Fee ($)#:	2,850,613
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.4%
Money Market Funds	1.6%
Industries
Multi-Family Housing Revenue	15.4%
General Obligations - Schools	14.0%
Airport Revenue	10.9%
Healthcare Revenue - Hospitals	10.1%
Utilities - Other	7.6%
Tax Assessment	4.7%
Secondary Schools	4.6%
State & Local Agencies	3.4%
Universities - Colleges	3.4%
Water & Sewer Utility Revenue	3.2%
Other Industries	22.7%
Composition including fixed income credit quality
AAA	11.6%
AA	35.0%
A	24.7%
BBB	13.6%
BB	3.1%
B	0.3%
Not Rated	10.1%
Money Market Funds	1.6%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MCAI-ANN

MFS® California
Municipal Bond Fund
Class R6-MPOAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS California Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$51	0.51%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS California Municipal Bond Fund (fund) provided a total return of 1.45%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector was a primary contributor to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D-rated bonds within the power sector strengthened relative results. An overweight exposure to BBB-rated bonds, and an out-of-benchmark exposure to Not Rated bonds within the education sector, also helped relative returns.
    Security selection within AA-rated bonds further supported the fund's relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.45%	1.37%	1.92%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	699,732,709	Average Effective Maturity (yrs):	19.0
Total Number of Holdings:	405	Average Effective Duration (yrs):	8.2
Total Management Fee ($)#:	2,850,613
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.4%
Money Market Funds	1.6%
Industries
Multi-Family Housing Revenue	15.4%
General Obligations - Schools	14.0%
Airport Revenue	10.9%
Healthcare Revenue - Hospitals	10.1%
Utilities - Other	7.6%
Tax Assessment	4.7%
Secondary Schools	4.6%
State & Local Agencies	3.4%
Universities - Colleges	3.4%
Water & Sewer Utility Revenue	3.2%
Other Industries	22.7%
Composition including fixed income credit quality
AAA	11.6%
AA	35.0%
A	24.7%
BBB	13.6%
BB	3.1%
B	0.3%
Not Rated	10.1%
Money Market Funds	1.6%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MCAR6-ANN

MFS® Georgia
Municipal Bond Fund
Class A-MMGAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Georgia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$91	0.90%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Georgia Municipal Bond Fund (fund) provided a total return of 1.21%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    An overweight position in the housing sector also benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.21%	0.74%	1.57%
A with initial sales charge (4.25%)	(3.09)%	(0.13)%	1.13%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	107,924,710	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	196	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	479,119
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.9%
Money Market Funds	2.1%
Industries
Universities - Colleges	14.2%
Healthcare Revenue - Hospitals	12.4%
Utilities - Municipal Owned	8.6%
Multi-Family Housing Revenue	8.0%
Water & Sewer Utility Revenue	7.8%
Single Family Housing - State	7.3%
Miscellaneous Revenue - Other	6.6%
Sales & Excise Tax Revenue	5.5%
General Obligations - General Purpose	4.9%
Airport Revenue	4.4%
Other Industries	20.3%
Composition including fixed income credit quality
AAA	12.7%
AA	31.3%
A	38.5%
BBB	8.1%
BB	0.7%
B	0.0%
CC	0.0%
Not Rated	6.6%
Money Market Funds	2.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MGAA-ANN

MFS® Georgia
Municipal Bond Fund
Class B-MBGAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Georgia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$165	1.65%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Georgia Municipal Bond Fund (fund) provided a total return of 0.37%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    An overweight position in the housing sector also benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.37%	(0.02)%	0.81%
B with CDSC (declining over six years from 4% to 0%)×	(3.56)%	(0.39)%	0.81%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	107,924,710	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	196	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	479,119
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.9%
Money Market Funds	2.1%
Industries
Universities - Colleges	14.2%
Healthcare Revenue - Hospitals	12.4%
Utilities - Municipal Owned	8.6%
Multi-Family Housing Revenue	8.0%
Water & Sewer Utility Revenue	7.8%
Single Family Housing - State	7.3%
Miscellaneous Revenue - Other	6.6%
Sales & Excise Tax Revenue	5.5%
General Obligations - General Purpose	4.9%
Airport Revenue	4.4%
Other Industries	20.3%
Composition including fixed income credit quality
AAA	12.7%
AA	31.3%
A	38.5%
BBB	8.1%
BB	0.7%
B	0.0%
CC	0.0%
Not Rated	6.6%
Money Market Funds	2.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MGAB-ANN

MFS® Georgia
Municipal Bond Fund
Class I-MGATX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Georgia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$65	0.65%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Georgia Municipal Bond Fund (fund) provided a total return of 1.28%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    An overweight position in the housing sector also benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.28%	0.98%	1.61%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	107,924,710	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	196	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	479,119
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.9%
Money Market Funds	2.1%
Industries
Universities - Colleges	14.2%
Healthcare Revenue - Hospitals	12.4%
Utilities - Municipal Owned	8.6%
Multi-Family Housing Revenue	8.0%
Water & Sewer Utility Revenue	7.8%
Single Family Housing - State	7.3%
Miscellaneous Revenue - Other	6.6%
Sales & Excise Tax Revenue	5.5%
General Obligations - General Purpose	4.9%
Airport Revenue	4.4%
Other Industries	20.3%
Composition including fixed income credit quality
AAA	12.7%
AA	31.3%
A	38.5%
BBB	8.1%
BB	0.7%
B	0.0%
CC	0.0%
Not Rated	6.6%
Money Market Funds	2.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MGAI-ANN

MFS® Georgia
Municipal Bond Fund
Class R6-MPGOX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Georgia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$59	0.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Georgia Municipal Bond Fund (fund) provided a total return of 1.46%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector strengthened relative performance.
    An overweight position in the housing sector also benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.46%	1.05%	1.61%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	107,924,710	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	196	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	479,119
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.9%
Money Market Funds	2.1%
Industries
Universities - Colleges	14.2%
Healthcare Revenue - Hospitals	12.4%
Utilities - Municipal Owned	8.6%
Multi-Family Housing Revenue	8.0%
Water & Sewer Utility Revenue	7.8%
Single Family Housing - State	7.3%
Miscellaneous Revenue - Other	6.6%
Sales & Excise Tax Revenue	5.5%
General Obligations - General Purpose	4.9%
Airport Revenue	4.4%
Other Industries	20.3%
Composition including fixed income credit quality
AAA	12.7%
AA	31.3%
A	38.5%
BBB	8.1%
BB	0.7%
B	0.0%
CC	0.0%
Not Rated	6.6%
Money Market Funds	2.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MGAR6-ANN

MFS® Alabama
Municipal Bond Fund
Class A-MFALX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Alabama Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$91	0.90%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Alabama Municipal Bond Fund (fund) provided a total return of 1.12%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector were key contributors to relative performance.
    An overweight position in the housing sector further benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.12%	0.54%	1.62%
A with initial sales charge (4.25%)	(3.18)%	(0.33)%	1.17%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	69,640,512	Average Effective Maturity (yrs):	18.9
Total Number of Holdings:	160	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	309,063
Portfolio Turnover Rate (%):	24
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.9%
Money Market Funds	3.1%
Industries
General Obligations - General Purpose	12.8%
Universities - Colleges	12.1%
Water & Sewer Utility Revenue	11.6%
Sales & Excise Tax Revenue	9.0%
Tax - Other	8.4%
Healthcare Revenue - Hospitals	7.3%
Single Family Housing - State	6.6%
Utilities - Other	5.4%
State & Local Agencies	5.3%
General Obligations - Schools	4.5%
Other Industries	17.0%
Composition including fixed income credit quality
AAA	9.1%
AA	34.5%
A	32.9%
BBB	12.8%
BB	0.8%
CC	0.1%
Not Rated	6.7%
Money Market Funds	3.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MALA-ANN

MFS® Alabama
Municipal Bond Fund
Class B-MBABX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Alabama Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$165	1.65%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Alabama Municipal Bond Fund (fund) provided a total return of 0.27%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector were key contributors to relative performance.
    An overweight position in the housing sector further benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.27%	(0.20)%	0.86%
B with CDSC (declining over six years from 4% to 0%)×	(3.65)%	(0.57)%	0.86%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	69,640,512	Average Effective Maturity (yrs):	18.9
Total Number of Holdings:	160	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	309,063
Portfolio Turnover Rate (%):	24
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.9%
Money Market Funds	3.1%
Industries
General Obligations - General Purpose	12.8%
Universities - Colleges	12.1%
Water & Sewer Utility Revenue	11.6%
Sales & Excise Tax Revenue	9.0%
Tax - Other	8.4%
Healthcare Revenue - Hospitals	7.3%
Single Family Housing - State	6.6%
Utilities - Other	5.4%
State & Local Agencies	5.3%
General Obligations - Schools	4.5%
Other Industries	17.0%
Composition including fixed income credit quality
AAA	9.1%
AA	34.5%
A	32.9%
BBB	12.8%
BB	0.8%
CC	0.1%
Not Rated	6.7%
Money Market Funds	3.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MALB-ANN

MFS® Alabama
Municipal Bond Fund
Class I-MLALX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Alabama Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$65	0.65%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Alabama Municipal Bond Fund (fund) provided a total return of 1.28%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector were key contributors to relative performance.
    An overweight position in the housing sector further benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.28%	0.79%	1.62%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	69,640,512	Average Effective Maturity (yrs):	18.9
Total Number of Holdings:	160	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	309,063
Portfolio Turnover Rate (%):	24
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.9%
Money Market Funds	3.1%
Industries
General Obligations - General Purpose	12.8%
Universities - Colleges	12.1%
Water & Sewer Utility Revenue	11.6%
Sales & Excise Tax Revenue	9.0%
Tax - Other	8.4%
Healthcare Revenue - Hospitals	7.3%
Single Family Housing - State	6.6%
Utilities - Other	5.4%
State & Local Agencies	5.3%
General Obligations - Schools	4.5%
Other Industries	17.0%
Composition including fixed income credit quality
AAA	9.1%
AA	34.5%
A	32.9%
BBB	12.8%
BB	0.8%
CC	0.1%
Not Rated	6.7%
Money Market Funds	3.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MALI-ANN

MFS® Alabama
Municipal Bond Fund
Class R6-MPOLX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Alabama Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$59	0.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Alabama Municipal Bond Fund (fund) provided a total return of 1.34%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector were key contributors to relative performance.
    An overweight position in the housing sector further benefited the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.34%	0.85%	1.64%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	69,640,512	Average Effective Maturity (yrs):	18.9
Total Number of Holdings:	160	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	309,063
Portfolio Turnover Rate (%):	24
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.9%
Money Market Funds	3.1%
Industries
General Obligations - General Purpose	12.8%
Universities - Colleges	12.1%
Water & Sewer Utility Revenue	11.6%
Sales & Excise Tax Revenue	9.0%
Tax - Other	8.4%
Healthcare Revenue - Hospitals	7.3%
Single Family Housing - State	6.6%
Utilities - Other	5.4%
State & Local Agencies	5.3%
General Obligations - Schools	4.5%
Other Industries	17.0%
Composition including fixed income credit quality
AAA	9.1%
AA	34.5%
A	32.9%
BBB	12.8%
BB	0.8%
CC	0.1%
Not Rated	6.7%
Money Market Funds	3.1%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MALR6-ANN

MFS® Maryland
Municipal Bond Fund
Class A-MFSMX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Maryland Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$86	0.85%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Maryland Municipal Bond Fund (fund) provided a total return of 1.49%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector contributed to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector also helped relative returns.
    Security selection within AA-rated bonds further supported relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.49%	1.16%	1.77%
A with initial sales charge (4.25%)	(2.82)%	0.29%	1.33%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	136,176,204	Average Effective Maturity (yrs):	16.6
Total Number of Holdings:	215	Average Effective Duration (yrs):	7.2
Total Management Fee ($)#:	556,143
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.0%
Money Market Funds	4.0%
Industries
Healthcare Revenue - Hospitals	16.9%
State & Local Agencies	15.9%
General Obligations - General Purpose	11.0%
Multi-Family Housing Revenue	9.5%
Single Family Housing - State	8.6%
Universities - Colleges	4.1%
Tax Assessment	3.5%
Transportation - Special Tax	3.4%
Airport Revenue	3.4%
Tax - Other	2.7%
Other Industries	21.0%
Composition including fixed income credit quality
AAA	12.7%
AA	33.9%
A	28.4%
BBB	11.7%
BB	0.7%
B	0.1%
CCC	0.1%
Not Rated	8.4%
Money Market Funds	4.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMDA-ANN

MFS® Maryland
Municipal Bond Fund
Class B-MBMDX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Maryland Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$161	1.60%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Maryland Municipal Bond Fund (fund) provided a total return of 0.74%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector contributed to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector also helped relative returns.
    Security selection within AA-rated bonds further supported relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.74%	0.39%	1.01%
B with CDSC (declining over six years from 4% to 0%)×	(3.20)%	0.02%	1.01%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	136,176,204	Average Effective Maturity (yrs):	16.6
Total Number of Holdings:	215	Average Effective Duration (yrs):	7.2
Total Management Fee ($)#:	556,143
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.0%
Money Market Funds	4.0%
Industries
Healthcare Revenue - Hospitals	16.9%
State & Local Agencies	15.9%
General Obligations - General Purpose	11.0%
Multi-Family Housing Revenue	9.5%
Single Family Housing - State	8.6%
Universities - Colleges	4.1%
Tax Assessment	3.5%
Transportation - Special Tax	3.4%
Airport Revenue	3.4%
Tax - Other	2.7%
Other Industries	21.0%
Composition including fixed income credit quality
AAA	12.7%
AA	33.9%
A	28.4%
BBB	11.7%
BB	0.7%
B	0.1%
CCC	0.1%
Not Rated	8.4%
Money Market Funds	4.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMDB-ANN

MFS® Maryland
Municipal Bond Fund
Class I-MMDIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Maryland Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$61	0.60%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Maryland Municipal Bond Fund (fund) provided a total return of 1.79%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector contributed to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector also helped relative returns.
    Security selection within AA-rated bonds further supported relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.79%	1.40%	1.87%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	136,176,204	Average Effective Maturity (yrs):	16.6
Total Number of Holdings:	215	Average Effective Duration (yrs):	7.2
Total Management Fee ($)#:	556,143
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.0%
Money Market Funds	4.0%
Industries
Healthcare Revenue - Hospitals	16.9%
State & Local Agencies	15.9%
General Obligations - General Purpose	11.0%
Multi-Family Housing Revenue	9.5%
Single Family Housing - State	8.6%
Universities - Colleges	4.1%
Tax Assessment	3.5%
Transportation - Special Tax	3.4%
Airport Revenue	3.4%
Tax - Other	2.7%
Other Industries	21.0%
Composition including fixed income credit quality
AAA	12.7%
AA	33.9%
A	28.4%
BBB	11.7%
BB	0.7%
B	0.1%
CCC	0.1%
Not Rated	8.4%
Money Market Funds	4.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMDI-ANN

MFS® Maryland
Municipal Bond Fund
Class R6-MPMDX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Maryland Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$53	0.53%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Maryland Municipal Bond Fund (fund) provided a total return of 1.86%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight position in the housing sector contributed to relative performance. From a quality perspective, the fund's out-of-benchmark exposure to D and CC-rated bonds within the power sector and to Not Rated bonds within the special tax sector also helped relative returns.
    Security selection within AA-rated bonds further supported relative returns.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.86%	1.49%	1.88%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	136,176,204	Average Effective Maturity (yrs):	16.6
Total Number of Holdings:	215	Average Effective Duration (yrs):	7.2
Total Management Fee ($)#:	556,143
Portfolio Turnover Rate (%):	9
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	96.0%
Money Market Funds	4.0%
Industries
Healthcare Revenue - Hospitals	16.9%
State & Local Agencies	15.9%
General Obligations - General Purpose	11.0%
Multi-Family Housing Revenue	9.5%
Single Family Housing - State	8.6%
Universities - Colleges	4.1%
Tax Assessment	3.5%
Transportation - Special Tax	3.4%
Airport Revenue	3.4%
Tax - Other	2.7%
Other Industries	21.0%
Composition including fixed income credit quality
AAA	12.7%
AA	33.9%
A	28.4%
BBB	11.7%
BB	0.7%
B	0.1%
CCC	0.1%
Not Rated	8.4%
Money Market Funds	4.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMDR6-ANN

MFS® Massachusetts
Municipal Bond Fund
Class A-MFSSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Massachusetts Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$83	0.82%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Massachusetts Municipal Bond Fund (fund) provided a total return of 1.38%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    Within the education sector, the fund's greater exposure to BBB-rated bonds and out-of-benchmark exposure to BB-rated bonds contributed to relative performance. Within the power sector, the fund's out-of-benchmark exposure to D and CC-rated bonds also strengthened relative returns.
    An overweight exposure to the housing sector was another positive factor for the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    Security selection within BBB-rated bonds, particularly in the education sector, held back relative returns.
    The fund's longer duration stance also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.38%	0.95%	1.73%
A with initial sales charge (4.25%)	(2.93)%	0.08%	1.29%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	389,784,362	Average Effective Maturity (yrs):	17.5
Total Number of Holdings:	278	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	1,631,453
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Universities - Colleges	18.8%
Healthcare Revenue - Hospitals	16.4%
General Obligations - General Purpose	16.4%
Multi-Family Housing Revenue	6.5%
Student Loan Revenue	5.8%
Sales & Excise Tax Revenue	5.6%
Airport Revenue	5.6%
Single Family Housing - State	4.7%
Utilities - Other	3.6%
Transportation - Special Tax	2.4%
Other Industries	14.2%
Composition including fixed income credit quality
AAA	5.8%
AA	48.8%
A	17.7%
BBB	18.7%
BB	2.5%
CC	0.1%
Not Rated	4.9%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMAA-ANN

MFS® Massachusetts
Municipal Bond Fund
Class B-MBMAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Massachusetts Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$157	1.57%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Massachusetts Municipal Bond Fund (fund) provided a total return of 0.54%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    Within the education sector, the fund's greater exposure to BBB-rated bonds and out-of-benchmark exposure to BB-rated bonds contributed to relative performance. Within the power sector, the fund's out-of-benchmark exposure to D and CC-rated bonds also strengthened relative returns.
    An overweight exposure to the housing sector was another positive factor for the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    Security selection within BBB-rated bonds, particularly in the education sector, held back relative returns.
    The fund's longer duration stance also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.54%	0.19%	0.96%
B with CDSC (declining over six years from 4% to 0%)×	(3.39)%	(0.18)%	0.96%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	389,784,362	Average Effective Maturity (yrs):	17.5
Total Number of Holdings:	278	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	1,631,453
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Universities - Colleges	18.8%
Healthcare Revenue - Hospitals	16.4%
General Obligations - General Purpose	16.4%
Multi-Family Housing Revenue	6.5%
Student Loan Revenue	5.8%
Sales & Excise Tax Revenue	5.6%
Airport Revenue	5.6%
Single Family Housing - State	4.7%
Utilities - Other	3.6%
Transportation - Special Tax	2.4%
Other Industries	14.2%
Composition including fixed income credit quality
AAA	5.8%
AA	48.8%
A	17.7%
BBB	18.7%
BB	2.5%
CC	0.1%
Not Rated	4.9%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMAB-ANN

MFS® Massachusetts
Municipal Bond Fund
Class I-MTALX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Massachusetts Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$57	0.57%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Massachusetts Municipal Bond Fund (fund) provided a total return of 1.50%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    Within the education sector, the fund's greater exposure to BBB-rated bonds and out-of-benchmark exposure to BB-rated bonds contributed to relative performance. Within the power sector, the fund's out-of-benchmark exposure to D and CC-rated bonds also strengthened relative returns.
    An overweight exposure to the housing sector was another positive factor for the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    Security selection within BBB-rated bonds, particularly in the education sector, held back relative returns.
    The fund's longer duration stance also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.50%	1.18%	1.75%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	389,784,362	Average Effective Maturity (yrs):	17.5
Total Number of Holdings:	278	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	1,631,453
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Universities - Colleges	18.8%
Healthcare Revenue - Hospitals	16.4%
General Obligations - General Purpose	16.4%
Multi-Family Housing Revenue	6.5%
Student Loan Revenue	5.8%
Sales & Excise Tax Revenue	5.6%
Airport Revenue	5.6%
Single Family Housing - State	4.7%
Utilities - Other	3.6%
Transportation - Special Tax	2.4%
Other Industries	14.2%
Composition including fixed income credit quality
AAA	5.8%
AA	48.8%
A	17.7%
BBB	18.7%
BB	2.5%
CC	0.1%
Not Rated	4.9%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMAI-ANN

MFS® Massachusetts
Municipal Bond Fund
Class R6-MPMAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Massachusetts Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$49	0.49%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Massachusetts Municipal Bond Fund (fund) provided a total return of 1.70%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    Within the education sector, the fund's greater exposure to BBB-rated bonds and out-of-benchmark exposure to BB-rated bonds contributed to relative performance. Within the power sector, the fund's out-of-benchmark exposure to D and CC-rated bonds also strengthened relative returns.
    An overweight exposure to the housing sector was another positive factor for the fund's relative performance.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    Security selection within BBB-rated bonds, particularly in the education sector, held back relative returns.
    The fund's longer duration stance also weakened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.70%	1.26%	1.77%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	389,784,362	Average Effective Maturity (yrs):	17.5
Total Number of Holdings:	278	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	1,631,453
Portfolio Turnover Rate (%):	10
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Universities - Colleges	18.8%
Healthcare Revenue - Hospitals	16.4%
General Obligations - General Purpose	16.4%
Multi-Family Housing Revenue	6.5%
Student Loan Revenue	5.8%
Sales & Excise Tax Revenue	5.6%
Airport Revenue	5.6%
Single Family Housing - State	4.7%
Utilities - Other	3.6%
Transportation - Special Tax	2.4%
Other Industries	14.2%
Composition including fixed income credit quality
AAA	5.8%
AA	48.8%
A	17.7%
BBB	18.7%
BB	2.5%
CC	0.1%
Not Rated	4.9%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMAR6-ANN

MFS® Mississippi
Municipal Bond Fund
Class A-MISSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Mississippi Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes certain changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$81	0.81%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Mississippi Municipal Bond Fund (fund) provided a total return of 1.22%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated and CC-rated bonds also helped the fund's relative results.
    Security selection within both the education and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.22%	0.54%	1.50%
A with initial sales charge (4.25%)	(3.08)%	(0.33)%	1.06%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	68,745,418	Average Effective Maturity (yrs):	17.4
Total Number of Holdings:	144	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	321,029
Portfolio Turnover Rate (%):	16
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
General Obligations - General Purpose	17.9%
Universities - Colleges	13.7%
Single Family Housing - State	12.1%
General Obligations - Schools	11.2%
Water & Sewer Utility Revenue	9.5%
State & Local Agencies	6.2%
Sales & Excise Tax Revenue	5.9%
Tax - Other	5.5%
Healthcare Revenue - Hospitals	3.7%
Multi-Family Housing Revenue	2.7%
Other Industries	11.6%
Composition including fixed income credit quality
AAA	13.0%
AA	52.7%
A	14.2%
BBB	9.1%
BB	0.8%
Not Rated	8.7%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since April 1, 2024. For more complete information, you may review the fund's prospectus, which is available at funds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Class A shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.76% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until July 31, 2025.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMPA-ANN

MFS® Mississippi
Municipal Bond Fund
Class B-MBMSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Mississippi Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes certain changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$145	1.45%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Mississippi Municipal Bond Fund (fund) provided a total return of 0.57%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated and CC-rated bonds also helped the fund's relative results.
    Security selection within both the education and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.57%	(0.11)%	0.84%
B with CDSC (declining over six years from 4% to 0%)×	(3.36)%	(0.47)%	0.84%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	68,745,418	Average Effective Maturity (yrs):	17.4
Total Number of Holdings:	144	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	321,029
Portfolio Turnover Rate (%):	16
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
General Obligations - General Purpose	17.9%
Universities - Colleges	13.7%
Single Family Housing - State	12.1%
General Obligations - Schools	11.2%
Water & Sewer Utility Revenue	9.5%
State & Local Agencies	6.2%
Sales & Excise Tax Revenue	5.9%
Tax - Other	5.5%
Healthcare Revenue - Hospitals	3.7%
Multi-Family Housing Revenue	2.7%
Other Industries	11.6%
Composition including fixed income credit quality
AAA	13.0%
AA	52.7%
A	14.2%
BBB	9.1%
BB	0.8%
Not Rated	8.7%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since April 1, 2024. For more complete information, you may review the fund's prospectus, which is available at funds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Class B shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 1.41% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until July 31, 2025.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMPB-ANN

MFS® Mississippi
Municipal Bond Fund
Class I-MMSTX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Mississippi Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes certain changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$71	0.71%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Mississippi Municipal Bond Fund (fund) provided a total return of 1.21%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated and CC-rated bonds also helped the fund's relative results.
    Security selection within both the education and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.21%	0.64%	1.36%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	68,745,418	Average Effective Maturity (yrs):	17.4
Total Number of Holdings:	144	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	321,029
Portfolio Turnover Rate (%):	16
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
General Obligations - General Purpose	17.9%
Universities - Colleges	13.7%
Single Family Housing - State	12.1%
General Obligations - Schools	11.2%
Water & Sewer Utility Revenue	9.5%
State & Local Agencies	6.2%
Sales & Excise Tax Revenue	5.9%
Tax - Other	5.5%
Healthcare Revenue - Hospitals	3.7%
Multi-Family Housing Revenue	2.7%
Other Industries	11.6%
Composition including fixed income credit quality
AAA	13.0%
AA	52.7%
A	14.2%
BBB	9.1%
BB	0.8%
Not Rated	8.7%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since April 1, 2024. For more complete information, you may review the fund's prospectus, which is available at funds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Class I shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.66% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until July 31, 2025.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMPI-ANN

MFS® Mississippi
Municipal Bond Fund
Class R6-MPMSX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Mississippi Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes certain changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$64	0.64%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Mississippi Municipal Bond Fund (fund) provided a total return of 1.26%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated and CC-rated bonds also helped the fund's relative results.
    Security selection within both the education and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.26%	0.70%	1.39%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	68,745,418	Average Effective Maturity (yrs):	17.4
Total Number of Holdings:	144	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	321,029
Portfolio Turnover Rate (%):	16
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
General Obligations - General Purpose	17.9%
Universities - Colleges	13.7%
Single Family Housing - State	12.1%
General Obligations - Schools	11.2%
Water & Sewer Utility Revenue	9.5%
State & Local Agencies	6.2%
Sales & Excise Tax Revenue	5.9%
Tax - Other	5.5%
Healthcare Revenue - Hospitals	3.7%
Multi-Family Housing Revenue	2.7%
Other Industries	11.6%
Composition including fixed income credit quality
AAA	13.0%
AA	52.7%
A	14.2%
BBB	9.1%
BB	0.8%
Not Rated	8.7%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since April 1, 2024. For more complete information, you may review the fund's prospectus, which is available at funds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Class R6 shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.60% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until July 31, 2025.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MMPR6-ANN

MFS® New York
Municipal Bond Fund
Class A-MSNYX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New York Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$84	0.83%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS New York Municipal Bond Fund (fund) provided a total return of 2.04%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated, and CC-rated bonds, and the fund's greater exposure to BBB-rated bonds, also helped relative results.
    Security selection within the transportation, education, and health care sectors strengthened relative returns. Favorable bond selection was most notable within A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	2.04%	1.03%	1.90%
A with initial sales charge (4.25%)	(2.29)%	0.16%	1.46%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	180,607,113	Average Effective Maturity (yrs):	19.9
Total Number of Holdings:	186	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	776,122
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.8%
Money Market Funds	2.2%
Industries
Multi-Family Housing Revenue	17.6%
Healthcare Revenue - Hospitals	11.9%
Airport Revenue	8.4%
Transportation - Special Tax	7.2%
Secondary Schools	5.9%
Tax - Other	5.6%
Industrial Revenue - Airlines	5.4%
Miscellaneous Revenue - Other	5.3%
Universities - Colleges	5.3%
General Obligations - General Purpose	3.7%
Other Industries	23.7%
Composition including fixed income credit quality
AAA	7.6%
AA	28.6%
A	21.1%
BBB	25.7%
BB	3.0%
B	2.0%
CC	0.7%
Not Rated	9.1%
Money Market Funds	2.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNYA-ANN

MFS® New York
Municipal Bond Fund
Class B-MBNYX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New York Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$159	1.58%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS New York Municipal Bond Fund (fund) provided a total return of 1.28%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated, and CC-rated bonds, and the fund's greater exposure to BBB-rated bonds, also helped relative results.
    Security selection within the transportation, education, and health care sectors strengthened relative returns. Favorable bond selection was most notable within A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	1.28%	0.27%	1.14%
B with CDSC (declining over six years from 4% to 0%)×	(2.66)%	(0.09)%	1.14%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	180,607,113	Average Effective Maturity (yrs):	19.9
Total Number of Holdings:	186	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	776,122
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.8%
Money Market Funds	2.2%
Industries
Multi-Family Housing Revenue	17.6%
Healthcare Revenue - Hospitals	11.9%
Airport Revenue	8.4%
Transportation - Special Tax	7.2%
Secondary Schools	5.9%
Tax - Other	5.6%
Industrial Revenue - Airlines	5.4%
Miscellaneous Revenue - Other	5.3%
Universities - Colleges	5.3%
General Obligations - General Purpose	3.7%
Other Industries	23.7%
Composition including fixed income credit quality
AAA	7.6%
AA	28.6%
A	21.1%
BBB	25.7%
BB	3.0%
B	2.0%
CC	0.7%
Not Rated	9.1%
Money Market Funds	2.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNYB-ANN

MFS® New York
Municipal Bond Fund
Class C-MCNYX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New York Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$159	1.58%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class C shares of the MFS New York Municipal Bond Fund (fund) provided a total return of 1.38%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated, and CC-rated bonds, and the fund's greater exposure to BBB-rated bonds, also helped relative results.
    Security selection within the transportation, education, and health care sectors strengthened relative returns. Favorable bond selection was most notable within A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	1.38%	0.29%	1.15%
C with CDSC (1% for 12 months)×	0.40%	0.29%	1.15%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	180,607,113	Average Effective Maturity (yrs):	19.9
Total Number of Holdings:	186	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	776,122
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.8%
Money Market Funds	2.2%
Industries
Multi-Family Housing Revenue	17.6%
Healthcare Revenue - Hospitals	11.9%
Airport Revenue	8.4%
Transportation - Special Tax	7.2%
Secondary Schools	5.9%
Tax - Other	5.6%
Industrial Revenue - Airlines	5.4%
Miscellaneous Revenue - Other	5.3%
Universities - Colleges	5.3%
General Obligations - General Purpose	3.7%
Other Industries	23.7%
Composition including fixed income credit quality
AAA	7.6%
AA	28.6%
A	21.1%
BBB	25.7%
BB	3.0%
B	2.0%
CC	0.7%
Not Rated	9.1%
Money Market Funds	2.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNYC-ANN

MFS® New York
Municipal Bond Fund
Class I-MNYLX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New York Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$59	0.58%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS New York Municipal Bond Fund (fund) provided a total return of 2.34%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated, and CC-rated bonds, and the fund's greater exposure to BBB-rated bonds, also helped relative results.
    Security selection within the transportation, education, and health care sectors strengthened relative returns. Favorable bond selection was most notable within A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	2.34%	1.29%	1.93%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	180,607,113	Average Effective Maturity (yrs):	19.9
Total Number of Holdings:	186	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	776,122
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.8%
Money Market Funds	2.2%
Industries
Multi-Family Housing Revenue	17.6%
Healthcare Revenue - Hospitals	11.9%
Airport Revenue	8.4%
Transportation - Special Tax	7.2%
Secondary Schools	5.9%
Tax - Other	5.6%
Industrial Revenue - Airlines	5.4%
Miscellaneous Revenue - Other	5.3%
Universities - Colleges	5.3%
General Obligations - General Purpose	3.7%
Other Industries	23.7%
Composition including fixed income credit quality
AAA	7.6%
AA	28.6%
A	21.1%
BBB	25.7%
BB	3.0%
B	2.0%
CC	0.7%
Not Rated	9.1%
Money Market Funds	2.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNYI-ANN

MFS® New York
Municipal Bond Fund
Class R6-MPNYX
Annual Shareholder Report
This annual shareholder report contains important information about MFS New York Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$51	0.50%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS New York Municipal Bond Fund (fund) provided a total return of 2.42%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to D, Not Rated, and CC-rated bonds, and the fund's greater exposure to BBB-rated bonds, also helped relative results.
    Security selection within the transportation, education, and health care sectors strengthened relative returns. Favorable bond selection was most notable within A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	2.42%	1.39%	1.89%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	180,607,113	Average Effective Maturity (yrs):	19.9
Total Number of Holdings:	186	Average Effective Duration (yrs):	8.0
Total Management Fee ($)#:	776,122
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.8%
Money Market Funds	2.2%
Industries
Multi-Family Housing Revenue	17.6%
Healthcare Revenue - Hospitals	11.9%
Airport Revenue	8.4%
Transportation - Special Tax	7.2%
Secondary Schools	5.9%
Tax - Other	5.6%
Industrial Revenue - Airlines	5.4%
Miscellaneous Revenue - Other	5.3%
Universities - Colleges	5.3%
General Obligations - General Purpose	3.7%
Other Industries	23.7%
Composition including fixed income credit quality
AAA	7.6%
AA	28.6%
A	21.1%
BBB	25.7%
BB	3.0%
B	2.0%
CC	0.7%
Not Rated	9.1%
Money Market Funds	2.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNYR6-ANN

MFS® North Carolina
Municipal Bond Fund
Class A-MSNCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS North Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$85	0.84%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS North Carolina Municipal Bond Fund (fund) provided a total return of 1.64%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the health care, transportation, and education sectors strengthened relative results. Favorable bond selection was most notable within AA, A and BBB-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.64%	1.10%	1.68%
A with initial sales charge (4.25%)	(2.68)%	0.22%	1.24%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	448,891,945	Average Effective Maturity (yrs):	17.6
Total Number of Holdings:	255	Average Effective Duration (yrs):	7.8
Total Management Fee ($)#:	1,979,207
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.1%
Money Market Funds	1.9%
Industries
Water & Sewer Utility Revenue	12.5%
Single Family Housing - State	11.5%
Universities - Colleges	11.1%
Healthcare Revenue - Hospitals	10.1%
State & Local Agencies	9.1%
Healthcare Revenue - Long Term Care	8.9%
Airport Revenue	6.7%
General Obligations - General Purpose	5.0%
Multi-Family Housing Revenue	4.7%
Toll Roads	4.4%
Other Industries	16.0%
Composition including fixed income credit quality
AAA	8.7%
AA	48.1%
A	17.6%
BBB	13.0%
BB	0.9%
B	0.6%
CCC	0.0%
Not Rated	9.2%
Money Market Funds	1.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNCA-ANN

MFS® North Carolina
Municipal Bond Fund
Class B-MBNCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS North Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$160	1.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS North Carolina Municipal Bond Fund (fund) provided a total return of 0.88%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the health care, transportation, and education sectors strengthened relative results. Favorable bond selection was most notable within AA, A and BBB-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.88%	0.33%	0.92%
B with CDSC (declining over six years from 4% to 0%)×	(3.06)%	(0.04)%	0.92%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	448,891,945	Average Effective Maturity (yrs):	17.6
Total Number of Holdings:	255	Average Effective Duration (yrs):	7.8
Total Management Fee ($)#:	1,979,207
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.1%
Money Market Funds	1.9%
Industries
Water & Sewer Utility Revenue	12.5%
Single Family Housing - State	11.5%
Universities - Colleges	11.1%
Healthcare Revenue - Hospitals	10.1%
State & Local Agencies	9.1%
Healthcare Revenue - Long Term Care	8.9%
Airport Revenue	6.7%
General Obligations - General Purpose	5.0%
Multi-Family Housing Revenue	4.7%
Toll Roads	4.4%
Other Industries	16.0%
Composition including fixed income credit quality
AAA	8.7%
AA	48.1%
A	17.6%
BBB	13.0%
BB	0.9%
B	0.6%
CCC	0.0%
Not Rated	9.2%
Money Market Funds	1.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNCB-ANN

MFS® North Carolina
Municipal Bond Fund
Class C-MCNCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS North Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$160	1.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class C shares of the MFS North Carolina Municipal Bond Fund (fund) provided a total return of 0.88%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the health care, transportation, and education sectors strengthened relative results. Favorable bond selection was most notable within AA, A and BBB-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	0.88%	0.33%	0.92%
C with CDSC (1% for 12 months)×	(0.11)%	0.33%	0.92%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	448,891,945	Average Effective Maturity (yrs):	17.6
Total Number of Holdings:	255	Average Effective Duration (yrs):	7.8
Total Management Fee ($)#:	1,979,207
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.1%
Money Market Funds	1.9%
Industries
Water & Sewer Utility Revenue	12.5%
Single Family Housing - State	11.5%
Universities - Colleges	11.1%
Healthcare Revenue - Hospitals	10.1%
State & Local Agencies	9.1%
Healthcare Revenue - Long Term Care	8.9%
Airport Revenue	6.7%
General Obligations - General Purpose	5.0%
Multi-Family Housing Revenue	4.7%
Toll Roads	4.4%
Other Industries	16.0%
Composition including fixed income credit quality
AAA	8.7%
AA	48.1%
A	17.6%
BBB	13.0%
BB	0.9%
B	0.6%
CCC	0.0%
Not Rated	9.2%
Money Market Funds	1.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNCC-ANN

MFS® North Carolina
Municipal Bond Fund
Class I-MNCLX
Annual Shareholder Report
This annual shareholder report contains important information about MFS North Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$60	0.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS North Carolina Municipal Bond Fund (fund) provided a total return of 1.81%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the health care, transportation, and education sectors strengthened relative results. Favorable bond selection was most notable within AA, A and BBB-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.81%	1.33%	1.74%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	448,891,945	Average Effective Maturity (yrs):	17.6
Total Number of Holdings:	255	Average Effective Duration (yrs):	7.8
Total Management Fee ($)#:	1,979,207
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.1%
Money Market Funds	1.9%
Industries
Water & Sewer Utility Revenue	12.5%
Single Family Housing - State	11.5%
Universities - Colleges	11.1%
Healthcare Revenue - Hospitals	10.1%
State & Local Agencies	9.1%
Healthcare Revenue - Long Term Care	8.9%
Airport Revenue	6.7%
General Obligations - General Purpose	5.0%
Multi-Family Housing Revenue	4.7%
Toll Roads	4.4%
Other Industries	16.0%
Composition including fixed income credit quality
AAA	8.7%
AA	48.1%
A	17.6%
BBB	13.0%
BB	0.9%
B	0.6%
CCC	0.0%
Not Rated	9.2%
Money Market Funds	1.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNCI-ANN

MFS® North Carolina
Municipal Bond Fund
Class R6-MPNCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS North Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$52	0.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS North Carolina Municipal Bond Fund (fund) provided a total return of 1.89%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the health care, transportation, and education sectors strengthened relative results. Favorable bond selection was most notable within AA, A and BBB-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.89%	1.40%	1.77%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	448,891,945	Average Effective Maturity (yrs):	17.6
Total Number of Holdings:	255	Average Effective Duration (yrs):	7.8
Total Management Fee ($)#:	1,979,207
Portfolio Turnover Rate (%):	20
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.1%
Money Market Funds	1.9%
Industries
Water & Sewer Utility Revenue	12.5%
Single Family Housing - State	11.5%
Universities - Colleges	11.1%
Healthcare Revenue - Hospitals	10.1%
State & Local Agencies	9.1%
Healthcare Revenue - Long Term Care	8.9%
Airport Revenue	6.7%
General Obligations - General Purpose	5.0%
Multi-Family Housing Revenue	4.7%
Toll Roads	4.4%
Other Industries	16.0%
Composition including fixed income credit quality
AAA	8.7%
AA	48.1%
A	17.6%
BBB	13.0%
BB	0.9%
B	0.6%
CCC	0.0%
Not Rated	9.2%
Money Market Funds	1.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MNCR6-ANN

MFS® Pennsylvania
Municipal Bond Fund
Class A-MFPAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Pennsylvania Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$70	0.69%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Pennsylvania Municipal Bond Fund (fund) provided a total return of 2.34%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, CC, D and CCC-rated bonds also helped the fund's relative results.
    Security selection within both the education and health care sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	2.34%	1.13%	2.13%
A with initial sales charge (4.25%)	(2.01)%	0.26%	1.68%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	165,727,158	Average Effective Maturity (yrs):	18.6
Total Number of Holdings:	227	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	715,372
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.1%
Money Market Funds	2.9%
Industries
Healthcare Revenue - Hospitals	14.5%
Universities - Colleges	14.4%
General Obligations - Schools	12.3%
Single Family Housing - State	8.6%
Water & Sewer Utility Revenue	7.1%
General Obligations - General Purpose	5.9%
Healthcare Revenue - Long Term Care	5.8%
Student Loan Revenue	3.8%
Tax - Other	3.3%
State & Local Agencies	3.2%
Other Industries	21.1%
Composition including fixed income credit quality
AAA	2.5%
AA	39.7%
A	32.1%
BBB	11.0%
BB	4.4%
B	0.6%
CC	0.0%
Not Rated	6.8%
Money Market Funds	2.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MPAA-ANN

MFS® Pennsylvania
Municipal Bond Fund
Class B-MBPAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Pennsylvania Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$145	1.44%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Pennsylvania Municipal Bond Fund (fund) provided a total return of 1.59%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, CC, D and CCC-rated bonds also helped the fund's relative results.
    Security selection within both the education and health care sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	1.59%	0.36%	1.36%
B with CDSC (declining over six years from 4% to 0%)×	(2.37)%	(0.00)%	1.36%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	165,727,158	Average Effective Maturity (yrs):	18.6
Total Number of Holdings:	227	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	715,372
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.1%
Money Market Funds	2.9%
Industries
Healthcare Revenue - Hospitals	14.5%
Universities - Colleges	14.4%
General Obligations - Schools	12.3%
Single Family Housing - State	8.6%
Water & Sewer Utility Revenue	7.1%
General Obligations - General Purpose	5.9%
Healthcare Revenue - Long Term Care	5.8%
Student Loan Revenue	3.8%
Tax - Other	3.3%
State & Local Agencies	3.2%
Other Industries	21.1%
Composition including fixed income credit quality
AAA	2.5%
AA	39.7%
A	32.1%
BBB	11.0%
BB	4.4%
B	0.6%
CC	0.0%
Not Rated	6.8%
Money Market Funds	2.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MPAB-ANN

MFS® Pennsylvania
Municipal Bond Fund
Class I-MPALX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Pennsylvania Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$60	0.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Pennsylvania Municipal Bond Fund (fund) provided a total return of 2.39%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, CC, D and CCC-rated bonds also helped the fund's relative results.
    Security selection within both the education and health care sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	2.39%	1.21%	2.00%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	165,727,158	Average Effective Maturity (yrs):	18.6
Total Number of Holdings:	227	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	715,372
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.1%
Money Market Funds	2.9%
Industries
Healthcare Revenue - Hospitals	14.5%
Universities - Colleges	14.4%
General Obligations - Schools	12.3%
Single Family Housing - State	8.6%
Water & Sewer Utility Revenue	7.1%
General Obligations - General Purpose	5.9%
Healthcare Revenue - Long Term Care	5.8%
Student Loan Revenue	3.8%
Tax - Other	3.3%
State & Local Agencies	3.2%
Other Industries	21.1%
Composition including fixed income credit quality
AAA	2.5%
AA	39.7%
A	32.1%
BBB	11.0%
BB	4.4%
B	0.6%
CC	0.0%
Not Rated	6.8%
Money Market Funds	2.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MPAI-ANN

MFS® Pennsylvania
Municipal Bond Fund
Class R6-MPPAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Pennsylvania Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$53	0.52%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Pennsylvania Municipal Bond Fund (fund) provided a total return of 2.58%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, CC, D and CCC-rated bonds also helped the fund's relative results.
    Security selection within both the education and health care sectors strengthened relative returns. Favorable bond selection was most notable within AA and A-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	2.58%	1.30%	2.00%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	165,727,158	Average Effective Maturity (yrs):	18.6
Total Number of Holdings:	227	Average Effective Duration (yrs):	7.5
Total Management Fee ($)#:	715,372
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	97.1%
Money Market Funds	2.9%
Industries
Healthcare Revenue - Hospitals	14.5%
Universities - Colleges	14.4%
General Obligations - Schools	12.3%
Single Family Housing - State	8.6%
Water & Sewer Utility Revenue	7.1%
General Obligations - General Purpose	5.9%
Healthcare Revenue - Long Term Care	5.8%
Student Loan Revenue	3.8%
Tax - Other	3.3%
State & Local Agencies	3.2%
Other Industries	21.1%
Composition including fixed income credit quality
AAA	2.5%
AA	39.7%
A	32.1%
BBB	11.0%
BB	4.4%
B	0.6%
CC	0.0%
Not Rated	6.8%
Money Market Funds	2.9%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MPAR6-ANN

MFS® South Carolina
Municipal Bond Fund
Class A-MFSCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS South Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$85	0.84%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS South Carolina Municipal Bond Fund (fund) provided a total return of 1.41%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and water & sewer sectors strengthened relative returns. Favorable bond selection was most notable within A and AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weighed on relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.41%	0.63%	1.52%
A with initial sales charge (4.25%)	(2.90)%	(0.24)%	1.08%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	221,288,781	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	224	Average Effective Duration (yrs):	8.1
Total Management Fee ($)#:	958,574
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Water & Sewer Utility Revenue	12.9%
Healthcare Revenue - Hospitals	12.7%
Single Family Housing - State	11.2%
State & Local Agencies	7.4%
Universities - Colleges	6.1%
Port Revenue	6.0%
Utilities - Municipal Owned	5.4%
Airport Revenue	5.0%
General Obligations - Schools	4.8%
Multi-Family Housing Revenue	4.6%
Other Industries	23.9%
Composition including fixed income credit quality
AAA	14.8%
AA	29.8%
A	38.2%
BBB	6.2%
BB	2.2%
B	0.0%
CC	0.0%
Not Rated	7.3%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MSCA-ANN

MFS® South Carolina
Municipal Bond Fund
Class B-MBSCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS South Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$160	1.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS South Carolina Municipal Bond Fund (fund) provided a total return of 0.66%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and water & sewer sectors strengthened relative returns. Favorable bond selection was most notable within A and AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weighed on relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.66%	(0.10)%	0.78%
B with CDSC (declining over six years from 4% to 0%)×	(3.27)%	(0.47)%	0.78%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	221,288,781	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	224	Average Effective Duration (yrs):	8.1
Total Management Fee ($)#:	958,574
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Water & Sewer Utility Revenue	12.9%
Healthcare Revenue - Hospitals	12.7%
Single Family Housing - State	11.2%
State & Local Agencies	7.4%
Universities - Colleges	6.1%
Port Revenue	6.0%
Utilities - Municipal Owned	5.4%
Airport Revenue	5.0%
General Obligations - Schools	4.8%
Multi-Family Housing Revenue	4.6%
Other Industries	23.9%
Composition including fixed income credit quality
AAA	14.8%
AA	29.8%
A	38.2%
BBB	6.2%
BB	2.2%
B	0.0%
CC	0.0%
Not Rated	7.3%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MSCB-ANN

MFS® South Carolina
Municipal Bond Fund
Class I-MTSCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS South Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$60	0.59%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS South Carolina Municipal Bond Fund (fund) provided a total return of 1.70%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and water & sewer sectors strengthened relative returns. Favorable bond selection was most notable within A and AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weighed on relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.70%	0.89%	1.57%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	221,288,781	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	224	Average Effective Duration (yrs):	8.1
Total Management Fee ($)#:	958,574
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Water & Sewer Utility Revenue	12.9%
Healthcare Revenue - Hospitals	12.7%
Single Family Housing - State	11.2%
State & Local Agencies	7.4%
Universities - Colleges	6.1%
Port Revenue	6.0%
Utilities - Municipal Owned	5.4%
Airport Revenue	5.0%
General Obligations - Schools	4.8%
Multi-Family Housing Revenue	4.6%
Other Industries	23.9%
Composition including fixed income credit quality
AAA	14.8%
AA	29.8%
A	38.2%
BBB	6.2%
BB	2.2%
B	0.0%
CC	0.0%
Not Rated	7.3%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MSCI-ANN

MFS® South Carolina
Municipal Bond Fund
Class R6-MPOCX
Annual Shareholder Report
This annual shareholder report contains important information about MFS South Carolina Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$53	0.53%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS South Carolina Municipal Bond Fund (fund) provided a total return of 1.77%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and water & sewer sectors strengthened relative returns. Favorable bond selection was most notable within A and AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance weighed on relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.77%	0.95%	1.60%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	221,288,781	Average Effective Maturity (yrs):	18.5
Total Number of Holdings:	224	Average Effective Duration (yrs):	8.1
Total Management Fee ($)#:	958,574
Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.5%
Money Market Funds	1.5%
Industries
Water & Sewer Utility Revenue	12.9%
Healthcare Revenue - Hospitals	12.7%
Single Family Housing - State	11.2%
State & Local Agencies	7.4%
Universities - Colleges	6.1%
Port Revenue	6.0%
Utilities - Municipal Owned	5.4%
Airport Revenue	5.0%
General Obligations - Schools	4.8%
Multi-Family Housing Revenue	4.6%
Other Industries	23.9%
Composition including fixed income credit quality
AAA	14.8%
AA	29.8%
A	38.2%
BBB	6.2%
BB	2.2%
B	0.0%
CC	0.0%
Not Rated	7.3%
Money Market Funds	1.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MSCR6-ANN

MFS® Virginia
Municipal Bond Fund
Class A-MSVAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$83	0.82%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS Virginia Municipal Bond Fund (fund) provided a total return of 1.29%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.29%	0.85%	1.70%
A with initial sales charge (4.25%)	(3.01)%	(0.02)%	1.26%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	346,560,220	Average Effective Maturity (yrs):	17.8
Total Number of Holdings:	237	Average Effective Duration (yrs):	7.3
Total Management Fee ($)#:	1,543,864
Portfolio Turnover Rate (%):	14
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	16.4%
Healthcare Revenue - Hospitals	13.0%
State & Local Agencies	8.7%
Water & Sewer Utility Revenue	8.7%
General Obligations - General Purpose	7.1%
Universities - Colleges	7.0%
Toll Roads	6.1%
Sales & Excise Tax Revenue	5.9%
Transportation - Special Tax	4.3%
Healthcare Revenue - Long Term Care	3.8%
Other Industries	19.0%
Composition including fixed income credit quality
AAA	15.7%
AA	46.3%
A	16.4%
BBB	9.1%
BB	1.4%
B	0.3%
CCC	0.5%
CC	0.1%
Not Rated	8.2%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MVAA-ANN

MFS® Virginia
Municipal Bond Fund
Class B-MBVAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$157	1.57%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS Virginia Municipal Bond Fund (fund) provided a total return of 0.53%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.53%	0.10%	0.93%
B with CDSC (declining over six years from 4% to 0%)×	(3.40)%	(0.27)%	0.93%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	346,560,220	Average Effective Maturity (yrs):	17.8
Total Number of Holdings:	237	Average Effective Duration (yrs):	7.3
Total Management Fee ($)#:	1,543,864
Portfolio Turnover Rate (%):	14
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	16.4%
Healthcare Revenue - Hospitals	13.0%
State & Local Agencies	8.7%
Water & Sewer Utility Revenue	8.7%
General Obligations - General Purpose	7.1%
Universities - Colleges	7.0%
Toll Roads	6.1%
Sales & Excise Tax Revenue	5.9%
Transportation - Special Tax	4.3%
Healthcare Revenue - Long Term Care	3.8%
Other Industries	19.0%
Composition including fixed income credit quality
AAA	15.7%
AA	46.3%
A	16.4%
BBB	9.1%
BB	1.4%
B	0.3%
CCC	0.5%
CC	0.1%
Not Rated	8.2%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MVAB-ANN

MFS® Virginia
Municipal Bond Fund
Class C-MVACX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$157	1.57%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class C shares of the MFS Virginia Municipal Bond Fund (fund) provided a total return of 0.54%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class C over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
C without sales charge	0.54%	0.12%	0.94%
C with CDSC (1% for 12 months)×	(0.44)%	0.12%	0.94%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/c for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	346,560,220	Average Effective Maturity (yrs):	17.8
Total Number of Holdings:	237	Average Effective Duration (yrs):	7.3
Total Management Fee ($)#:	1,543,864
Portfolio Turnover Rate (%):	14
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	16.4%
Healthcare Revenue - Hospitals	13.0%
State & Local Agencies	8.7%
Water & Sewer Utility Revenue	8.7%
General Obligations - General Purpose	7.1%
Universities - Colleges	7.0%
Toll Roads	6.1%
Sales & Excise Tax Revenue	5.9%
Transportation - Special Tax	4.3%
Healthcare Revenue - Long Term Care	3.8%
Other Industries	19.0%
Composition including fixed income credit quality
AAA	15.7%
AA	46.3%
A	16.4%
BBB	9.1%
BB	1.4%
B	0.3%
CCC	0.5%
CC	0.1%
Not Rated	8.2%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MVAC-ANN

MFS® Virginia
Municipal Bond Fund
Class I-MIVAX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$57	0.57%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS Virginia Municipal Bond Fund (fund) provided a total return of 1.61%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.61%	1.11%	1.71%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	346,560,220	Average Effective Maturity (yrs):	17.8
Total Number of Holdings:	237	Average Effective Duration (yrs):	7.3
Total Management Fee ($)#:	1,543,864
Portfolio Turnover Rate (%):	14
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	16.4%
Healthcare Revenue - Hospitals	13.0%
State & Local Agencies	8.7%
Water & Sewer Utility Revenue	8.7%
General Obligations - General Purpose	7.1%
Universities - Colleges	7.0%
Toll Roads	6.1%
Sales & Excise Tax Revenue	5.9%
Transportation - Special Tax	4.3%
Healthcare Revenue - Long Term Care	3.8%
Other Industries	19.0%
Composition including fixed income credit quality
AAA	15.7%
AA	46.3%
A	16.4%
BBB	9.1%
BB	1.4%
B	0.3%
CCC	0.5%
CC	0.1%
Not Rated	8.2%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MVAI-ANN

MFS® Virginia
Municipal Bond Fund
Class R6-MPVOX
Annual Shareholder Report
This annual shareholder report contains important information about MFS Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$49	0.49%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS Virginia Municipal Bond Fund (fund) provided a total return of 1.58%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within both the health care and leasing sectors strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.58%	1.17%	1.75%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	346,560,220	Average Effective Maturity (yrs):	17.8
Total Number of Holdings:	237	Average Effective Duration (yrs):	7.3
Total Management Fee ($)#:	1,543,864
Portfolio Turnover Rate (%):	14
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.0%
Money Market Funds	2.0%
Industries
Multi-Family Housing Revenue	16.4%
Healthcare Revenue - Hospitals	13.0%
State & Local Agencies	8.7%
Water & Sewer Utility Revenue	8.7%
General Obligations - General Purpose	7.1%
Universities - Colleges	7.0%
Toll Roads	6.1%
Sales & Excise Tax Revenue	5.9%
Transportation - Special Tax	4.3%
Healthcare Revenue - Long Term Care	3.8%
Other Industries	19.0%
Composition including fixed income credit quality
AAA	15.7%
AA	46.3%
A	16.4%
BBB	9.1%
BB	1.4%
B	0.3%
CCC	0.5%
CC	0.1%
Not Rated	8.2%
Money Market Funds	2.0%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MVAR6-ANN

MFS® West Virginia
Municipal Bond Fund
Class A-MFWVX
Annual Shareholder Report
This annual shareholder report contains important information about MFS West Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$88	0.87%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class A shares of the MFS West Virginia Municipal Bond Fund (fund) provided a total return of 1.54%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the education sector strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class A over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance. This graph includes the deduction of the maximum applicable sales charge.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
A without sales charge	1.54%	0.85%	1.64%
A with initial sales charge (4.25%)	(2.77)%	(0.03)%	1.20%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/a for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	90,714,701	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	151	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	410,629
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.6%
Money Market Funds	1.4%
Industries
Single Family Housing - State	14.9%
Water & Sewer Utility Revenue	14.2%
Healthcare Revenue - Hospitals	12.8%
State & Local Agencies	11.4%
Universities - Colleges	8.6%
Miscellaneous Revenue - Other	6.1%
General Obligations - General Purpose	6.1%
Sales & Excise Tax Revenue	4.6%
General Obligations - Schools	4.1%
Tax - Other	3.6%
Other Industries	13.6%
Composition including fixed income credit quality
AAA	14.8%
AA	31.8%
A	30.8%
BBB	11.7%
BB	0.4%
B	0.0%
Not Rated	9.1%
Money Market Funds	1.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MWVA-ANN

MFS® West Virginia
Municipal Bond Fund
Class B-MBWVX
Annual Shareholder Report
This annual shareholder report contains important information about MFS West Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
B	$163	1.62%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class B shares of the MFS West Virginia Municipal Bond Fund (fund) provided a total return of 0.68%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the education sector strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Class B over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
B without sales charge	0.68%	0.07%	0.88%
B with CDSC (declining over six years from 4% to 0%)×	(3.25)%	(0.29)%	0.88%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	2.13%
∆	Source: FactSet Research Systems Inc.
×	Assuming redemption at the end of the applicable period.
CDSC – Contingent Deferred Sales Charge.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/b for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	90,714,701	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	151	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	410,629
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.6%
Money Market Funds	1.4%
Industries
Single Family Housing - State	14.9%
Water & Sewer Utility Revenue	14.2%
Healthcare Revenue - Hospitals	12.8%
State & Local Agencies	11.4%
Universities - Colleges	8.6%
Miscellaneous Revenue - Other	6.1%
General Obligations - General Purpose	6.1%
Sales & Excise Tax Revenue	4.6%
General Obligations - Schools	4.1%
Tax - Other	3.6%
Other Industries	13.6%
Composition including fixed income credit quality
AAA	14.8%
AA	31.8%
A	30.8%
BBB	11.7%
BB	0.4%
B	0.0%
Not Rated	9.1%
Money Market Funds	1.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MWVB-ANN

MFS® West Virginia
Municipal Bond Fund
Class I-MWVIX
Annual Shareholder Report
This annual shareholder report contains important information about MFS West Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I	$63	0.62%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class I shares of the MFS West Virginia Municipal Bond Fund (fund) provided a total return of 1.82%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the education sector strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class I over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
I without sales charge	1.82%	1.09%	1.72%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.92%
*	For the period from the commencement of the class's investment operations, April 1, 2016 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/i for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	90,714,701	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	151	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	410,629
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.6%
Money Market Funds	1.4%
Industries
Single Family Housing - State	14.9%
Water & Sewer Utility Revenue	14.2%
Healthcare Revenue - Hospitals	12.8%
State & Local Agencies	11.4%
Universities - Colleges	8.6%
Miscellaneous Revenue - Other	6.1%
General Obligations - General Purpose	6.1%
Sales & Excise Tax Revenue	4.6%
General Obligations - Schools	4.1%
Tax - Other	3.6%
Other Industries	13.6%
Composition including fixed income credit quality
AAA	14.8%
AA	31.8%
A	30.8%
BBB	11.7%
BB	0.4%
B	0.0%
Not Rated	9.1%
Money Market Funds	1.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MWVI-ANN

MFS® West Virginia
Municipal Bond Fund
Class R6-MPWVX
Annual Shareholder Report
This annual shareholder report contains important information about MFS West Virginia Municipal Bond Fund for the period of April 1, 2024 to March 31, 2025. You can find additional information about the fund at funds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$56	0.55%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended March 31, 2025, Class R6 shares of the MFS West Virginia Municipal Bond Fund (fund) provided a total return of 1.89%, at net asset value. This compares with a return of 1.22% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense, especially regarding trade. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments while the Trump administration threatened to impose considerable tariffs on its trading partners.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the US.
  Global equity markets reached record levels late in the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment but fell back from those highs as policy uncertainty rose. Healthy earnings growth continued, although advances in artificial intelligence called into question, at least temporarily, the need for extraordinary levels of infrastructure investment to support the technology. In Europe, renewed focus on defense and infrastructure spending brightened the outlook.
  Turning to municipals, both the investment grade and high yield markets produced positive returns for the period, with higher returns generated in lower quality segments. The investment grade index returned 1.22% and the high yield index returned 5.59%. Given US economic resilience, tax-exempt yields generally rose, and the municipal curve moved from inversion to its typical upward slope. The yields (yield-to-worst) on the investment grade and high yield municipal indices ended the period at 3.85% and 5.59%, respectively, well above their five-year averages of 2.64% and 4.89%; a positive for income-oriented investors.
  Top contributors to performance relative to the Bloomberg Municipal Bond Index:
    The fund's overweight allocation to the housing sector was a primary contributor to relative performance. An out-of-benchmark exposure to Not Rated, D and CC-rated bonds also helped the fund's relative results.
    Security selection within the education sector strengthened relative returns. Favorable bond selection was most notable within AA-rated securities.
  Top detractors from performance relative to the Bloomberg Municipal Bond Index:
    The fund's longer duration stance detracted from relative performance as interest rates generally rose over the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment*
This graph shows the performance of a hypothetical $10,000 investment in Class R6 over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 3/31/25
This table shows the average annual total returns of the class of shares noted for the periods shown, both with (if any) and without sales charges. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	Life*
R6 without sales charge	1.89%	1.18%	1.76%
Comparative Benchmark(s)
Bloomberg Municipal Bond Index ∆	1.22%	1.07%	1.87%
*	For the period from the commencement of the class's investment operations, August 1, 2017 through March 31, 2025.
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end. Returns less than one year are cumulative, not annualized.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/r6 for more recent performance information.
FUND STATISTICS AS OF 3/31/25
Net Assets ($):	90,714,701	Average Effective Maturity (yrs):	17.1
Total Number of Holdings:	151	Average Effective Duration (yrs):	7.1
Total Management Fee ($)#:	410,629
Portfolio Turnover Rate (%):	12
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 3/31/25)
Portfolio structure
Fixed Income	98.6%
Money Market Funds	1.4%
Industries
Single Family Housing - State	14.9%
Water & Sewer Utility Revenue	14.2%
Healthcare Revenue - Hospitals	12.8%
State & Local Agencies	11.4%
Universities - Colleges	8.6%
Miscellaneous Revenue - Other	6.1%
General Obligations - General Purpose	6.1%
Sales & Excise Tax Revenue	4.6%
General Obligations - Schools	4.1%
Tax - Other	3.6%
Other Industries	13.6%
Composition including fixed income credit quality
AAA	14.8%
AA	31.8%
A	30.8%
BBB	11.7%
BB	0.4%
B	0.0%
Not Rated	9.1%
Money Market Funds	1.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at funds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MWVR6-ANN

Item 1(b):

Not applicable.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., and Darrell A. Williams, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, and Williams are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2025 and 2024, audit fees billed to each Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2025	2024
MFS Alabama Municipal Bond Fund	60,477	58,346
MFS Arkansas Municipal Bond Fund	60,477	58,346
MFS California Municipal Bond Fund	60,477	58,346
MFS Georgia Municipal Bond Fund	60,477	58,346
MFS Maryland Municipal Bond Fund	60,477	58,346
MFS Massachusetts Municipal Bond Fund	60,477	58,346
MFS Mississippi Municipal Bond Fund	60,477	58,346
MFS Municipal Income Fund	68,284	65,726
MFS Municipal Intermediate Fund	52,750	50,800
MFS New York Municipal Bond Fund	60,477	58,346
MFS North Carolina Municipal Bond Fund	60,477	58,346
MFS Pennsylvania Municipal Bond Fund	60,477	58,346
MFS South Carolina Municipal Bond Fund	60,477	58,346
MFS Virginia Municipal Bond Fund	60,477	58,346
MFS West Virginia Municipal Bond Fund	60,477	58,346
Total	907,235	875,024

For the fiscal years ended March 31, 2025 and 2024, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related		Tax Fees2		All Other Fees3
		Fees1
	2025	2024	2025	2024	2025	2024
To MFS Alabama Municipal Bond	0	0	0	0	0	0
Fund
To MFS Arkansas Municipal Bond	0	0	0	0	0	0
Fund
To MFS California Municipal Bond	0	0	0	0	0	0
Fund
To MFS Georgia Municipal Bond	0	0	0	0	0	0
Fund
To MFS Maryland Municipal Bond	0	0	0	0	0	0
Fund
To MFS Massachusetts Municipal	0	0	0	0	0	0
Bond Fund
To MFS Mississippi Municipal Bond	0	0	0	0	0	0
Fund
To MFS Municipal Income Fund	0	0	0	0	0	0

To MFS Municipal Intermediate	0	0	0	0	0	0
Fund
To MFS New York Municipal Bond	0	0	0	0	0	0
Fund
To MFS North Carolina Municipal	0	0	0	0	0	0
Bond Fund
To MFS Pennsylvania Municipal	0	0	0	0	0	0
Bond Fund
To MFS South Carolina Municipal		0	0	0	0	0	0
Bond Fund
To MFS Virginia Municipal Bond		0	0	0	0	0	0
Fund
To MFS West Virginia Municipal		0	0	0	0	0	0
Bond Fund
Total fees billed by Deloitte to		0	0	0	0	0	0
above Funds:
Fees billed by Deloitte:	Audit-Related		Tax Fees2		All Other Fees3
	Fees1
2025		2024	2025	2024	2025	2024
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Alabama Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Arkansas Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS California Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Georgia Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Maryland Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Massachusetts Municipal Bond
Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Mississippi Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Municipal Income Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Municipal Intermediate Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS New York Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS North Carolina Municipal Bond
Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Pennsylvania Municipal Bond
Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS South Carolina Municipal Bond
Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS Virginia Municipal Bond Fund*
To MFS and MFS Related Entities of	0	0	0	0	452,513	0
MFS West Virginia Municipal Bond
Fund*

Fees billed by Deloitte:			Aggregate fees for non-audit services
			2025		2024
To MFS Alabama Municipal Bond Fund, MFS and MFS			470,440		0
Related Entities#
To MFS Arkansas Municipal Bond Fund, MFS and MFS			470,440		0
Related Entities#
To MFS California Municipal Bond Fund, MFS and MFS			470,440		0
Related Entities#
To MFS Georgia Municipal Bond Fund, MFS and MFS			470,440		0
Related Entities#
To MFS Maryland Municipal Bond Fund, MFS and MFS			470,440		0
Related Entities#
To MFS Massachusetts Municipal Bond Fund, MFS and	470,440	0
MFS Related Entities#
To MFS Mississippi Municipal Bond Fund, MFS and MFS	470,440	0
Related Entities#
To MFS Municipal Income Fund, MFS and MFS Related	470,440	0
Entities#
To MFS Municipal Intermediate Fund, MFS and MFS	470,440	0
Related Entities#
To MFS New York Municipal Bond Fund, MFS and MFS	470,440	0
Related Entities#
To MFS North Carolina Municipal Bond Fund, MFS and	470,440	0
MFS Related Entities#
To MFS Pennsylvania Municipal Bond Fund, MFS and	470,440	0
MFS Related Entities#
To MFS South Carolina Municipal Bond Fund, MFS and	470,440	0
MFS Related Entities#
To MFS Virginia Municipal Bond Fund, MFS and MFS	470,440	0
Related Entities#
To MFS West Virginia Municipal Bond Fund, MFS and	470,440	0
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities. If applicable the fees are converted to USD as of the payment date.

1 The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included in the financial statements of such series under Item 7 of this Form N-CSR.

ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund
Portfolio of Investments
3/31/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
MFS Alabama Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.6%
Airport Revenue – 0.6%
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2047	$55,000	$49,490
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2053	50,000	44,401
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	325,000	330,737
		$424,628
General Obligations - General Purpose – 12.3%
Arab, AL, General Obligation Warrants, “A”, AGM, 3%, 12/01/2046	$1,120,000	$831,336
Birmingham-Jefferson, AL, Civic Center Authority Rev., “A”, 5.25%, 6/01/2053	750,000	775,466
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	160,000	146,419
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	270,000	284,322
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	34,176	36,610
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	115,194	126,562
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	31,477	30,819
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	57,199	54,641
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	24,283	22,951
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	33,016	30,192
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	121,336	105,775
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	40,508	27,755
Fort Payne, AL, General Obligation Warrants, “A”, AGM, 5%, 5/01/2047	750,000	753,342
Mobile County, AL, General Obligation Warrants, 5%, 2/01/2043	675,000	716,008
Mobile, AL, General Obligation Warrants, “A”, 5%, 2/15/2042	750,000	807,336
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2034	655,000	630,478
Montevallo, AL, American Village Public Educational Building Authority Refunding Rev. (Alabama Veterans Living Legacy Project), 4%, 12/01/2035	250,000	241,109
Oxford, AL, General Obligation Warrants, 2%, 5/01/2026	140,000	137,927
Oxford, AL, General Obligation Warrants, “A”, 5%, 7/01/2052	1,000,000	1,016,868
Pike Road, AL, General Obligation, 5%, 3/01/2048	500,000	517,143
Pike Road, AL, General Obligation, 5%, 3/01/2052	500,000	515,760
Rainsville, AL, General Obligation Warrants, AGM, 4.125%, 1/01/2049	500,000	463,174
State of Illinois, General Obligation, 5.5%, 5/01/2039	120,000	126,759
State of Illinois, General Obligation, “B”, 5.5%, 5/01/2047	55,000	57,175
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	70,000	68,909
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	30,000	29,199
		$8,554,035
General Obligations - Schools – 4.4%
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 4%, 12/01/2047	$255,000	$207,434
Little Rock, AR, School District & Construction, “A”, BAM, 3%, 2/01/2048	625,000	463,299
Mobile County, AL, Board of School Commissioners, Special Tax School Warrants, 4%, 3/01/2039	1,000,000	973,335
Mobile County, AL, Board of School Commissioners, Special Tax School Warrants, “B”, BAM, 4.125%, 3/01/2047	1,000,000	933,350
Walker County, AL, Board of Education, Special Tax School Warrants, AGM, 4.25%, 3/01/2054	500,000	464,057
		$3,041,475
Healthcare Revenue - Hospitals – 7.1%
Alabama DCH Health Care Authority, “A”, 4%, 6/01/2046	$1,000,000	$913,761
Alabama DCH Health Care Authority, Health Care Facilities Rev., 5%, 6/01/2033	500,000	500,688
MSTAFS-ANN
1

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Alabama Health Care Authority (Baptist Health), “A”, 5%, 11/15/2037	$875,000	$910,555
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children's Hospital), 5%, 6/01/2031	750,000	751,529
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2049	15,000	13,242
East Alabama Health Care Authority, Health Care Facilities Rev., “A”, 4%, 9/01/2048	500,000	449,306
Mobile, AL, Infirmary Health System Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 4%, 2/01/2040	1,000,000	923,864
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 4%, 7/01/2049	505,000	470,623
		$4,933,568
Healthcare Revenue - Long Term Care – 1.7%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$229,249
Pell City, AL, Special Care Facilities Financing Authority Rev. (Noland Health Services, Inc.), “A”, 4%, 12/01/2038	1,000,000	931,722
		$1,160,971
Industrial Revenue - Environmental Services – 0.4%
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev. (Cherokee Industrial Landfill Project), “A”, 6%, 5/01/2040 (z)	$300,000	$315,561
Industrial Revenue - Other – 0.8%
Mobile County, AL, Limited Obligation Warrants (Gomesa Project), 4%, 11/01/2045 (n)	$500,000	$451,081
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	100,000	90,330
		$541,411
Miscellaneous Revenue - Other – 1.1%
Alabama Stadium Trace Village Improvement District Development Incentive Anticipation, 3.625%, 3/01/2036	$200,000	$178,286
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	260,000	260,569
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	275,000	278,769
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	35,000	35,701
		$753,325
Multi-Family Housing Revenue – 3.9%
Alabama Housing Finance Authority, Multi-Family Housing Rev. (Maryvale Place Project), “F”, HUD Section 8, 4%, 10/01/2025 (Put Date 4/01/2025)	$1,000,000	$1,000,000
Alabama Housing Finance Authority, Multi-Family Tax-Exempt (Cooper Green Homes Project), “B”, 4.45%, 8/01/2045	1,000,000	952,495
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	215,901	215,725
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Mountain View II & III Apartments Project), HUD Section 8, 5%, 2/01/2042 (Put Date 9/01/2025)	75,000	75,193
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Santa Fe Apartment & Sangre de Cristo Project), HUD Section 8, 5%, 2/01/2042 (Put Date 6/01/2025)	120,000	120,309
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “G”, FHA, 2.45%, 11/01/2045	585,000	393,144
		$2,756,866
Port Revenue – 2.4%
Alabama Port Authority Docks Facilities Refunding Rev., “A”, AGM, 5%, 10/01/2025	$630,000	$633,993
Alabama Port Authority Docks Facilities Refunding Rev., “A”, AGM, 5%, 10/01/2035	1,000,000	1,011,546
		$1,645,539
Sales & Excise Tax Revenue – 8.7%
Cherokee County, AL, Board of Education Special Tax School Warrants (Sales Tax), 5%, 12/01/2048	$1,000,000	$1,015,308
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2044	820,000	327,681
Enterprise, AL, Board of Education Special Tax School Warrants, BAM, 5%, 3/01/2040	500,000	531,715
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	60,000	55,514
Jefferson County, AL, Cooper Green Mercy Health Services Authority Rev., “A”, 5.25%, 9/01/2052	810,000	833,204
Jefferson County, AL, Limited Obligation Refunding Warrants, 4%, 9/15/2042	500,000	464,893
Lawrence County, AL, Board of Education Special Tax School Warrants, AGM, 4%, 2/01/2042	1,000,000	923,694
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	16,000	15,837
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	57,000	54,802
2
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	$796,000	$783,866
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	142,000	138,363
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	58,000	56,514
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	401,000	381,696
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	4,000	3,385
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	247,000	193,335
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	237,000	169,842
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	110,000	35,897
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	100,000	96,750
		$6,082,296
Single Family Housing - State – 6.4%
Alabama Housing Finance Authority, Collateralized Single Family Mortgage Rev., “A”, GNMA, 5.75%, 4/01/2056 (w)	$750,000	$812,766
Alabama Housing Finance Authority, Collateralized Single Family Mortgage Rev., “B”, GNMA, 4.55%, 10/01/2044	750,000	740,778
Alabama Housing Finance Authority, Collateralized Single Family Mortgage Rev., “B”, GNMA, 6%, 4/01/2055	750,000	817,925
Alabama Housing Finance Authority, Collateralized Single Family Mortgage Rev., “C”, GNMA, 5.75%, 4/01/2055	750,000	809,843
Alabama Housing Finance Authority, Collateralized Single Family Mortgage Rev., “D”, GNMA, 4.5%, 10/01/2049	750,000	736,414
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 4%, 11/15/2047	50,000	50,065
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “A”, GNMA, 4.45%, 9/01/2043	385,000	377,012
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “A”, GNMA, 4.5%, 9/01/2046	130,000	127,519
		$4,472,322
State & Local Agencies – 5.2%
Baldwin County, AL, Public Building Authority Rev. (Jail Project), 4.375%, 3/01/2046	$1,250,000	$1,231,083
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, AGM, 5%, 7/01/2030	210,000	210,213
Cherokee County, AL, Public Building Authority Rev., 4.5%, 7/01/2053	750,000	706,029
Irondale, AL, Public Building Authority Lease Rev., 5%, 10/01/2044	1,000,000	1,049,056
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	40,000	46,780
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	350,000	358,915
		$3,602,076
Student Loan Revenue – 0.5%
Iowa Student Loan Liquidity Corp. Rev., “C”, 3.5%, 12/01/2044	$90,000	$69,438
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	320,000	313,061
		$382,499
Tax - Other – 8.1%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$45,000	$45,908
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	125,000	132,526
Cullman, AL, Board of Education Special Tax School Warrants, “A”, BAM, 4.25%, 3/01/2054	750,000	697,205
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2036	30,000	30,367
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2046	85,000	85,523
Jefferson County, AL, Board of Education Public School Warrants, 5%, 2/01/2044	500,000	524,499
Jefferson County, AL, Board of Education Public School Warrants, 5%, 2/01/2046	500,000	520,727
Lauderdale County, AL, Agriculture Center Authority Rev., 5.25%, 7/01/2064	750,000	767,215
Lee County, AL, Board of Education Special Tax School Warrants, AGM, 5%, 2/01/2042	350,000	367,772
Lee County, AL, Board of Education Special Tax School Warrants, AGM, 5%, 2/01/2043	250,000	261,891
Lee County, AL, Board of Education Special Tax School Warrants, AGM, 5%, 2/01/2044	325,000	339,468
Marshall County, AL, Board of Education Special Tax School Warrants, BAM, 4%, 3/01/2044	500,000	459,187
Marshall County, AL, Board of Education Special Tax School Warrants, BAM, 4.125%, 3/01/2049	500,000	463,727
St. Clair County, AL, Board of Education, Special Tax School Warrants (15 Mill Moody Tax), “A”, BAM, 4.125%, 2/01/2048	500,000	467,278
St. Clair County, AL, Board of Education, Special Tax School Warrants (15 Mill Moody Tax), “A”, BAM, 4.25%, 2/01/2052	500,000	469,392
		$5,632,685
Tobacco – 0.3%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	$210,000	$193,255
MSTAFS-ANN
3

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Toll Roads – 0.3%
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	$250,000	$196,698
Transportation - Special Tax – 1.9%
Alabama Federal Aid Highway Finance Authority, Special Obligation Rev., “A”, 5%, 3/01/2045	$750,000	$793,754
Jefferson County, AL, Transportation Infrastructure Bank, Limited Obligation Rev., “B”, AGM, 5%, 8/15/2036	500,000	533,847
		$1,327,601
Universities - Colleges – 11.7%
Alabama Community College System Board of Trustees Rev. (Bishop State Community College), BAM, 4%, 1/01/2049	$1,000,000	$878,331
Alabama Community College System Board of Trustees Rev. (Calhoun Community College), AGM, 4.125%, 5/01/2049	750,000	706,969
Alabama Community College System Board of Trustees Rev. (Gadsden State Community College), AGM, 5%, 6/01/2048	500,000	517,239
Alabama Community College System Board of Trustees Rev. (Gadsden State Community College), AGM, 5%, 6/01/2053	500,000	511,923
Auburn University, AL, General Fee Rev., “A”, 5%, 6/01/2048	1,500,000	1,522,619
Homewood, AL, Educational Building Authority Facilities Rev. (Samford University), “A”, 5%, 12/01/2034	500,000	505,858
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, 5%, 7/01/2036	580,000	581,668
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, AGM, 5.25%, 8/01/2048	750,000	783,801
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, BAM, 5%, 8/01/2056	500,000	511,002
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	345,000	272,497
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	55,000	54,998
University of South Alabama Facilities Rev., “A”, BAM, 5%, 4/01/2049	750,000	760,631
University of South Alabama Facilities Rev., “A”, BAM, 5.25%, 4/01/2054	500,000	525,400
		$8,132,936
Utilities - Investor Owned – 0.7%
Mobile, AL, Industrial Development Board Pollution Control Rev. (Alabama Power Co. Barry Plant Project), “C”, 3.78%, 6/01/2034 (Put Date 6/16/2026)	$500,000	$502,805
Utilities - Municipal Owned – 1.7%
Huntville, AL, Electric Rev. Warrants, 5%, 12/01/2043	$750,000	$801,313
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	100,000	55,500
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	180,000	99,900
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	65,000	36,075
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	15,000	14,632
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	95,000	52,725
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	70,000	68,872
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	15,000	14,679
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	50,000	27,750
		$1,171,446
Utilities - Other – 5.2%
Black Belt Energy Gas District, AL, Gas Project Rev., “A”, 4%, 6/01/2051 (Put Date 12/01/2031)	$210,000	$210,097
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	425,000	444,722
Black Belt Energy Gas District, AL, Gas Project Rev., “B”, 5%, 10/01/2055 (Put Date 9/01/2032)	310,000	324,544
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	410,000	428,423
Public Energy Authority of Kentucky, Gas Supply Rev., “A-1”, 4%, 8/01/2052 (Put Date 8/01/2030)	1,000,000	996,647
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	360,000	378,869
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 6), 5%, 1/01/2054 (Put Date 6/01/2030)	500,000	525,520
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	300,000	309,590
		$3,618,412
Water & Sewer Utility Revenue – 11.2%
Baldwin County, AL, Solid Waste Disposal Authority Rev., 4.25%, 12/01/2048	$500,000	$473,500
Baldwin County, AL, Solid Waste Disposal Authority Rev., 4.375%, 12/01/2053	500,000	475,708
Birmingham, AL, Water Rev., 5%, 1/01/2038	500,000	541,232
4
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Birmingham, AL, Water Rev., 5%, 1/01/2039	$250,000	$268,074
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	120,533
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	95,000	96,592
Jefferson County, AL, Sewer Rev. Warrants, 5.5%, 10/01/2053	1,000,000	1,045,607
Limestone County, AL, Water & Sewer Authority Rev., 5%, 12/01/2045	1,000,000	1,038,241
Limestone County, AL, Water & Sewer Authority Rev., 4.125%, 12/01/2049	750,000	694,033
Madison, AL, Water & Wastewater Board Rev., 3%, 12/01/2050	1,000,000	716,425
Orange Beach, AL, Water Sewer & Fire Protection Authority Water Rev., 4%, 5/15/2047	1,000,000	915,545
Prattville, AL, Water Works Board Rev., 5.125%, 8/01/2053	750,000	774,627
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2044 (a)(d)	700,000	455,000
Texas Water Development Board State Water Implementation Rev., “A”, 5%, 10/15/2058	200,000	207,067
		$7,822,184
Total Municipal Bonds (Identified Cost, $70,344,509)		$67,264,594
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $70,136)	$175,144	$56,046
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $74,229)	$130,227	$81,554
Mutual Funds (h) – 3.1%
Money Market Funds – 3.1%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $2,171,539)	2,171,335	$2,171,553
Other Assets, Less Liabilities – 0.1%		66,765
Net Assets – 100.0%		$69,640,512
See Portfolio Footnotes and Notes to Financial Statements
MSTAFS-ANN
5

Portfolio of Investments – continued
MFS Arkansas Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.6%
Airport Revenue – 0.8%
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.125%, 6/30/2060	$840,000	$844,831
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	95,017
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	80,004
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	125,003
		$1,144,855
General Obligations - General Purpose – 2.7%
Arkansas Higher Education, General Obligation, 4%, 6/01/2029	$2,000,000	$2,000,110
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	375,000	343,170
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	550,000	579,175
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	65,135	69,773
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	63,265	69,508
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	59,992	58,738
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	111,025	106,060
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	46,282	43,743
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	62,925	57,542
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	216,442	188,683
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	77,204	52,898
State of Illinois, General Obligation, 5.5%, 5/01/2039	120,000	126,759
State of Illinois, General Obligation, 5.75%, 5/01/2045	115,000	121,714
State of Illinois, General Obligation, “B”, 5.5%, 5/01/2047	115,000	119,549
		$3,937,422
General Obligations - Schools – 10.4%
Benton County, AR, Bentonville School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	$1,000,000	$920,890
Benton County, AR, Bentonville School District No. 6 Construction, “G”, 2.25%, 6/01/2046	1,000,000	620,823
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	269,765
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	625,000	583,692
Crittenden County, AR, Earle Special School District Refunding and Construction, 4%, 2/01/2048	1,000,000	911,389
Fort Smith, AR, School District No. 100 Construction, “B”, 2.75%, 2/01/2045	1,370,000	964,376
Greene County, AR, Tech School District No. T-1, Construction Refunding, 3.75%, 4/01/2041	1,100,000	1,031,763
Greene County, AR, Tech School District No. T-1, Construction Refunding, 3.75%, 4/01/2042	1,000,000	917,438
Jefferson County, AR, Pine Bluff School District No. 3 Construction, “B”, 4.125%, 2/01/2049	1,000,000	919,471
Jefferson County, AR, Pine Bluff School District No. 3 Construction, “B”, 4.25%, 2/01/2053	1,000,000	934,058
Little Rock, AR, School District & Construction, 3%, 2/01/2030	1,030,000	982,169
Little Rock, AR, School District & Construction (Intercept Program), “B”, 4.125%, 2/01/2052	2,000,000	1,836,009
Little Rock, AR, School District & Construction, “A”, BAM, 3%, 2/01/2048	755,000	559,665
North Little Rock, AR, School District No. 1, 2%, 2/01/2027	2,000,000	1,936,784
North Little Rock, AR, School District No. 1, 2%, 2/01/2038	865,000	619,079
Union County, AR, El Dorado School District No. 15 Refunding & Construction, “A”, 5%, 2/01/2044	1,250,000	1,268,356
		$15,275,727
Healthcare Revenue - Hospitals – 11.5%
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), 5%, 12/01/2047	$1,000,000	$998,633
Arkansas Development Finance Authority, Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	1,000,000	1,009,931
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2034	740,000	766,753
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2044	2,000,000	2,011,084
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4.25%, 7/01/2041	750,000	629,317
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4%, 7/01/2052	1,250,000	861,411
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,900,000	1,903,480
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 4%, 2/01/2042	990,000	857,419
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	1,645,000	1,636,104
Batesville, AK, Public Facilities Board, Hospital Rev. (White River Health System, Inc.), 5%, 6/01/2027	500,000	499,813
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2049	30,000	26,485
Conway, AR, Hospital Rev. (Conway Regional Medical Center), “A”, 4%, 8/01/2038	1,000,000	891,790
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045	20,000	17,652
6
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), “A”, 4.125%, 7/01/2052	$810,000	$735,189
Montgomery County, MD, Rev. (Trinity Health Credit Group), 5%, 12/01/2045	300,000	300,884
Pulaski County, AR, Hospital Rev. (Arkansas Children's Hospital), 4.25%, 3/01/2048	1,000,000	941,335
Springdale, AR, Public Facilities Board Hospital Rev. (Children's Northwest Project), 5%, 3/01/2040	2,820,000	2,843,087
		$16,930,367
Industrial Revenue - Other – 0.3%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 2.875%, 1/01/2041 (n)	$170,000	$131,136
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	390,000	320,120
		$451,256
Miscellaneous Revenue - Other – 4.5%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$2,609,428
Bryant, AR, Capital Improvement Rev., 4.2%, 2/01/2050	1,000,000	949,316
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	2,000,000	2,003,298
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	375,000	375,821
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	560,000	567,675
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	60,000	61,201
		$6,566,739
Multi-Family Housing Revenue – 0.3%
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	$425,046	$424,700
Sales & Excise Tax Revenue – 20.3%
Alma, AR, Sales & Use Tax, AGM, 4.125%, 3/01/2039	$1,000,000	$994,627
Batesville, AK, Sales & Use Tax Rev., “B”, BAM, 4%, 2/01/2047	2,250,000	2,116,639
Batesville, AK, Sales & Use Tax Rev., “B”, BAM, 4%, 2/01/2049	750,000	714,958
Bentonville, AR, Sales & Use Tax, 4.125%, 11/01/2038	1,000,000	996,929
Bentonville, AR, Sales & Use Tax Refunding Improvement, “B”, 3%, 11/01/2036	5,000	5,000
Centerton, AR, Sales and Use Tax Improvement, AGM, 4%, 11/01/2044	1,500,000	1,397,253
Centerton, AR, Sales and Use Tax Improvement, AGM, 4.125%, 11/01/2049	1,000,000	956,297
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2044	1,585,000	633,383
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,150,280
Forrest City, AR, Sales & Use Tax, 3%, 11/01/2032	350,000	324,323
Forrest City, AR, Sales & Use Tax, 3%, 11/01/2033	370,000	338,387
Forrest City, AR, Sales & Use Tax, 3%, 11/01/2034	380,000	344,895
Forrest City, AR, Sales & Use Tax, 3%, 11/01/2036	400,000	354,701
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	110,000	101,775
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	415,000	417,566
Madison County, AR, Sales & Use Tax, 4.375%, 12/01/2043	1,000,000	1,005,470
Madison County, AR, Sales & Use Tax, 4.625%, 12/01/2048	500,000	513,001
Magnolia, AR, Sales & Use Tax Improvement, “B”, BAM, 4.375%, 4/01/2050	650,000	621,494
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,000,000	1,100,323
Mountain View, AK, Sales and Use Tax Rev., BAM, 3%, 11/01/2031	335,000	319,457
Mountain View, AK, Sales and Use Tax Rev., BAM, 3%, 11/01/2035	425,000	383,310
Osceola, AR, Sales & Use Tax Rev. Improvement, BAM, 4%, 6/01/2044	1,300,000	1,201,502
Phillips County, AR, Sales & Use Tax, BAM, 3.75%, 9/01/2038	1,170,000	1,112,973
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	2,000	1,873
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	36,000	35,633
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	122,000	117,297
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	2,898,000	2,853,824
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	235,000	228,981
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	120,000	116,926
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	62,000	59,015
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	12,000	10,154
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	593,000	464,160
MSTAFS-ANN
7

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	$568,000	$407,047
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	270,000	88,112
Rogers, AR, Sales & Use Tax Rev., 4%, 11/01/2032	1,060,000	1,065,586
Rogers, AR, Sales & Use Tax Rev., 4%, 11/01/2033	1,495,000	1,498,672
Rogers, AR, Sales & Use Tax Rev., “B”, 5%, 11/01/2036	2,000,000	2,043,631
Searcy, AR, Sales & Use Tax, 4%, 11/01/2041	1,000,000	937,827
Searcy, AR, Sales & Use Tax, 4.125%, 11/01/2044	500,000	477,079
Springdale, AR, Sales & Use Tax Refunding & Improvement, Taxable, “B”, BAM, 4.125%, 8/01/2050	2,000,000	1,839,590
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	280,000	270,900
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	200,000	193,500
		$29,814,350
Secondary Schools – 0.6%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	$750,000	$713,053
District of Columbia Rev. (Rocketship DC Obligated Group), “A”, 5%, 6/01/2039 (n)	250,000	249,550
		$962,603
Single Family Housing - State – 4.6%
Arkansas Development Finance Authority, Single Family Mortgage Rev. (Mortgage-Backed Securities/Mortgage Loans Program), “A”, GNMA, 4.6%, 7/01/2045 (w)	$1,310,000	$1,302,086
Arkansas Development Finance Authority, Single Family Mortgage Rev. (Mortgage-Backed Securities/Mortgage Loans Program), “A”, GNMA, 4.6%, 7/01/2049	815,000	798,765
Arkansas Development Finance Authority, Single Family Mortgage Rev. (Mortgage-Backed Securities/Mortgage Loans Program), “A”, GNMA, 4.65%, 1/01/2054	1,000,000	983,585
Arkansas Development Finance Authority, Single Family Mortgage Rev. (Mortgage-Backed Securities/Mortgage Loans Program), “A”, GNMA, 5%, 7/01/2054	990,000	1,032,032
Arkansas Development Finance Authority, Single Family Mortgage Rev. (Mortgage-Backed Securities/Mortgage Loans Program), “C”, GNMA, 5%, 1/01/2055	1,500,000	1,570,709
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “A”, GNMA, 4.45%, 9/01/2043	825,000	807,883
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “A”, GNMA, 4.5%, 9/01/2046	275,000	269,752
		$6,764,812
State & Local Agencies – 0.7%
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2044	$2,360,000	$965,592
Student Loan Revenue – 0.1%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$10,000	$9,416
Iowa Student Loan Liquidity Corp. Rev., “C”, 3.5%, 12/01/2044	185,000	142,733
		$152,149
Tax - Other – 4.4%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$95,000	$96,917
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	260,000	275,654
Fayetteville, AR, Liberty Improvement Bonds, 4%, 1/01/2037	2,000,000	1,960,077
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,008,368
Searcy, AR, Hotel & Restaurant Gross Receipts Tax, BAM, 4.25%, 4/01/2045	500,000	478,938
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”C-3“, 3%, 5/15/2051	890,000	649,939
		$6,469,893
Tax Assessment – 0.0%
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	$15,000	$14,768
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	12,000	12,099
		$26,867
8
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tobacco – 2.5%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2027	$2,470,000	$2,277,514
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2028	500,000	443,674
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	185,000	160,232
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	475,000	418,674
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	395,000	363,503
		$3,663,597
Toll Roads – 0.9%
Metropolitan Washington, D.C., Airport Authority, Dulles Toll Road Rev. (Dulles Metrorail and Capital Improvement Projects), “A”, AGM, 4%, 10/01/2052	$1,000,000	$892,865
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	500,000	393,395
		$1,286,260
Universities - Colleges – 13.1%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$2,501,880
Arkansas Technology University Student Fee Rev., “A”, BAM, 5%, 12/01/2042	500,000	508,633
Arkansas Technology University Student Fee Rev., “A”, BAM, 4.5%, 12/01/2047	500,000	486,877
Arkansas Technology University Student Fee Rev., “A”, BAM, 4.5%, 12/01/2052	1,000,000	955,495
Board of Trustees of the University of Arkansas, Student Fee Rev. (Community College at Morrilton), 5%, 5/01/2051	1,000,000	1,044,394
Board of Trustees of the University of Arkansas, Various Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2043	1,500,000	1,531,763
Board of Trustees of the University of Arkansas, Various Facilities Rev. (Fayetteville Campus), “A”, 5%, 11/01/2047	2,000,000	2,083,052
Board of Trustees of the University of Arkansas, Various Facilities Rev. (UAMS Campus), “A”, 5%, 12/01/2045	1,705,000	1,770,181
Board of Trustees of the University of Arkansas, Various Facilities Rev. (UAMS Northwest Arkansas), “A”, 5%, 4/01/2040	500,000	530,900
Board of Trustees of the University of Arkansas, Various Facilities Rev. (UAMS Northwest Arkansas), “A”, 5%, 4/01/2047	2,000,000	2,076,562
Board of Trustees of the University of Arkansas, Various Facilities Rev. (UAMS Northwest Arkansas), “A”, 5%, 4/01/2052	500,000	514,881
Board of Trustees of the University of Arkansas, Various Facilities Rev. (UAPB Campus), 5%, 12/01/2047	1,000,000	1,040,081
Board of Trustees of the University of Arkansas, Various Facilities Rev. (UAPB Campus), 4%, 12/01/2052	1,000,000	901,844
Connecticut Health & Educational Facilities Authority Rev. (Connecticut College), “M”, 3%, 7/01/2047	1,120,000	831,406
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	620,000	489,705
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	60,000	60,052
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	65,000	65,139
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,006,458
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	340,000	342,136
University of Central Arkansas Student Fee Rev., “A”, AGM, 4%, 11/01/2048	550,000	493,301
		$19,234,740
Utilities - Municipal Owned – 0.8%
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	$100,000	$55,500
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	410,000	227,550
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	145,000	80,475
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	60,000	33,300
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	70,000	38,850
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	210,000	116,550
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	15,000	14,679
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	110,000	61,050
Texas Municipal Power Agency, Transmission System Rev., AGM, 2%, 9/01/2033	625,000	513,096
		$1,141,050
Utilities - Other – 3.8%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	$815,000	$851,621
Osceola, AR, Utility & Improvement Refunding Rev., “A”, BAM, 4.25%, 8/01/2053	1,500,000	1,427,793
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	755,000	794,573
Southeast Alabama Energy, Cooperative District Energy Supply Rev., “A-1”, 5.5%, 11/01/2053 (Put Date 1/01/2031)	1,005,000	1,083,586
Tennessee Energy Acquisition Corp., Gas Project Rev., “A-1”, 5%, 5/01/2053 (Put Date 5/01/2028)	725,000	747,156
MSTAFS-ANN
9

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Other – continued
West Memphis, AR, Public Utility System Rev., BAM, 4.25%, 12/01/2049	$700,000	$661,089
		$5,565,818
Water & Sewer Utility Revenue – 16.3%
Arkansas Development Finance Authority Rev. (Revolving Loan Fund), 5%, 6/01/2050	$1,310,000	$1,386,550
Benton County, AR, Washington Regional Public Water Authority Rev., BAM, 4.125%, 10/01/2049	750,000	692,591
Benton County, AR, Washington Regional Public Water Authority Rev., BAM, 4%, 10/01/2052	500,000	441,761
Benton County, AR, Washington Regional Public Water Authority Rev., BAM, 4.25%, 10/01/2054	750,000	697,688
Conway County, AR, Regional Water Distribution District Rev. Improvement, “B”, BAM, 4%, 5/01/2044	645,000	581,025
Conway County, AR, Regional Water Distribution District Rev. Improvement, “B”, BAM, 4.25%, 5/01/2049	1,620,000	1,452,792
Conway County, AR, Regional Water Distribution District Rev. Improvement, “B”, BAM, 4.375%, 5/01/2054	1,885,000	1,711,159
Conway, AR, Wastewater Improvement Rev., “A”, 4%, 10/01/2039	525,000	509,306
Fort Smith, AR, Water and Sewer and Construction Rev., 5%, 10/01/2035	2,000,000	2,078,730
Greenbrier, AR, Water & Sewer Refunding and Improvement Rev., BAM, 4.25%, 12/01/2049	500,000	443,103
Greenbrier, AR, Water & Sewer Refunding and Improvement Rev., BAM, 4.25%, 12/01/2054	345,000	304,495
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	500,000	502,223
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	200,000	203,352
Hot Springs, AR, Construction Wastewater Rev., “B”, BAM, 2.75%, 12/01/2047	1,000,000	683,869
Hot Springs, AR, Construction Wastewater Rev., “B”, BAM, 2.75%, 12/01/2050	1,000,000	659,666
Hot Springs, AR, Wastewater Rev., “C”, BAM, 4.5%, 12/01/2052	2,000,000	1,945,815
Hot Springs, AR, Waterworks & Construction Refunding Rev., BAM, 4.25%, 10/01/2047	1,500,000	1,446,768
Hot Springs, AR, Waterworks Rev., BAM, 3.75%, 10/01/2043	1,750,000	1,625,322
Malvern, AR, Water and Sewer Refunding and Construction Rev., BAM, 3.7%, 8/01/2043	750,000	641,781
Springdale, AR, Water & Sewer Rev., 4.125%, 9/01/2045 (w)	1,000,000	960,229
Springdale, AR, Water & Sewer Rev., 4.125%, 9/01/2046 (w)	2,000,000	1,899,433
Texarkana, AR, Public Facilities Board, Waterworks & Sewer Facilities Rev., AGM, 4%, 9/01/2040	550,000	536,333
Texarkana, AR, Public Facilities Board, Waterworks & Sewer Facilities Rev., AGM, 4%, 9/01/2043	685,000	655,446
Texarkana, AR, Public Facilities Board, Waterworks & Sewer Facilities Rev., AGM, 4.125%, 9/01/2049	2,000,000	1,879,119
		$23,938,556
Total Municipal Bonds (Identified Cost, $152,053,909)		$144,717,353
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $175,449)	$437,861	$140,115
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $141,472)	$248,197	$155,433
Mutual Funds (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $3,518,017)	3,517,713	$3,518,065
Other Assets, Less Liabilities – (1.2)%		(1,816,686)
Net Assets – 100.0%		$146,714,280
See Portfolio Footnotes and Notes to Financial Statements
10
MSTAFS-ANN

Portfolio of Investments – continued
MFS California Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.4%
Airport Revenue – 10.8%
Burbank, Glendale & Pasadena, CA, Airport Authority Rev., “B”, 5.25%, 7/01/2049	$2,725,000	$2,820,078
Burbank, Glendale & Pasadena, CA, Airport Authority Rev., “B”, 5.25%, 7/01/2054	3,250,000	3,341,908
Burbank, Glendale & Pasadena, CA, Airport Authority Rev., “B”, AGM, 4.375%, 7/01/2049	3,000,000	2,843,856
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2047	2,190,000	2,160,686
Fresno, CA, Airport Revenue, “A”, BAM, 4.25%, 7/01/2044	1,000,000	952,610
Fresno, CA, Airport Revenue, “A”, BAM, 5%, 7/01/2053	1,000,000	1,014,600
Long Beach, CA, Senior Airport Rev., “C”, AGM, 5%, 6/01/2042	1,000,000	1,032,120
Long Beach, CA, Senior Airport Rev., “C”, AGM, 5.25%, 6/01/2047	1,500,000	1,553,344
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5.25%, 5/15/2042	2,000,000	2,099,583
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 4.125%, 5/15/2043	500,000	465,561
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5.25%, 5/15/2048	4,115,000	4,263,726
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5.25%, 5/15/2050 (w)	4,000,000	4,171,792
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “H”, 4%, 5/15/2047	3,000,000	2,671,382
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 4%, 5/15/2049	5,000,000	4,400,688
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “C”, 5%, 5/15/2038	1,935,000	1,966,979
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2037	1,305,000	1,340,398
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “D”, 5%, 5/15/2038	1,305,000	1,337,893
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	2,840,000	2,890,134
Sacramento County, CA, Airport System Rev., 5.25%, 7/01/2054	3,500,000	3,785,853
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2038	2,000,000	2,040,454
Sacramento County, CA, Airport System Rev., “C”, 5%, 7/01/2039	1,000,000	1,017,848
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2047	665,000	666,638
San Francisco, CA, City & County Airports Commission Refunding Rev., “C”, 5.75%, 5/01/2048	5,000,000	5,430,505
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2044	2,605,000	2,636,137
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5.25%, 5/01/2049	1,000,000	1,032,932
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 4%, 5/01/2052	2,500,000	2,157,889
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5.5%, 5/01/2055 (u)	4,000,000	4,289,320
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	4,000,000	4,000,022
San Francisco, CA, City & County Airports Commission, International Airport Special Facilities Lease Rev., 5.25%, 5/01/2044	4,000,000	4,162,779
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2035	1,000,000	1,016,214
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2047	2,000,000	2,005,001
		$75,568,930
General Obligations - General Purpose – 2.4%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$1,080,000	$988,329
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	238,428	255,406
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	497,583	546,687
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	219,601	215,010
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	383,721	366,560
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	169,415	160,121
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	230,339	210,635
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	765,550	667,366
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	282,606	193,634
Oakland, CA, General Obligation, “D”, 5.5%, 7/15/2053	5,000,000	5,442,135
State of California, Various Purpose General Obligation, 4%, 3/01/2036	2,200,000	2,232,632
State of California, Various Purpose General Obligation, 5.25%, 10/01/2050	3,000,000	3,226,611
State of California, Various Purpose General Obligation, 5.5%, 8/01/2054	1,500,000	1,652,065
State of Illinois, General Obligation, 5.5%, 5/01/2039	440,000	464,784
State of Illinois, General Obligation, 5.75%, 5/01/2045	410,000	433,939
		$17,055,914
General Obligations - Schools – 13.8%
Alameda, CA, Unified School District Rev. (Election of 2022), “B”, 4%, 8/01/2052	$2,000,000	$1,891,542
Alvord, CA, Unified School District (Election of 2007), General Obligation, “A”, BAM, 4%, 8/01/2048	1,000,000	961,007
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2041	1,795,000	860,517
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2045	1,710,000	658,023
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2046	1,700,000	622,895
MSTAFS-ANN
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2047	$1,000,000	$348,546
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2048	2,900,000	963,236
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 8/01/2049	3,500,000	1,107,264
Antelope Valley, CA, Community College District (Election of 2016), General Obligation, Capital Appreciation, “D”, 0%, 2/01/2050	3,475,000	1,072,017
Antelope Valley, CA, Community College District, General Obligation, Refunding Rev., 5%, 8/01/2042 (w)	1,000,000	1,035,848
Antelope Valley, CA, Community College District, General Obligation, Refunding Rev., 5%, 8/01/2044 (w)	1,675,000	1,722,580
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	4,335,000	3,841,954
Conejo Valley, CA, Unified School District (Election of 2014), General Obligation, Capital Appreciation, “E”, 0%, 8/01/2037	4,240,000	2,520,015
Fresno, CA, Clovis Unified School District (Election of 2020), General Obligation, “C”, 4%, 8/01/2048	5,000,000	4,787,795
Garden Grove, CA, Unified School District (Election of 2016), General Obligation, BAM, 4%, 8/01/2046	3,000,000	2,884,685
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,699,649
Imperial County, CA, Community College District Rev., Capital Appreciation, “C”, BAM, 0%, 8/01/2034	500,000	338,331
Kern County, CA, Sierra Sands Unified School District (Election of 2006), Capital Appreciation, AGM, 0%, 11/01/2033	1,260,000	881,779
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	1,590,000	1,304,479
Los Angeles County, CA, Mt. San Antonio Community College District (Election of 2018), “A”, 4%, 8/01/2049	875,000	835,762
Los Angeles County, CA, Unified School District General Obligation, “QRR”, 5.25%, 7/01/2049	4,000,000	4,377,202
Los Angeles, CA, El Monte Union High School District (Election of 2008), General Obligation, Capital Appreciation, “F”, 0%, 6/01/2047	1,000,000	353,665
Los Angeles, CA, El Monte Union High School District (Election of 2008), General Obligation, Capital Appreciation, “F”, 0%, 6/01/2048	2,000,000	671,113
Los Angeles, CA, El Monte Union High School District (Election of 2008), General Obligation, Capital Appreciation, “F”, 0%, 6/01/2049	1,500,000	477,592
Los Angeles, CA, Paramount Unified School District, General Obligation, “C”, BAM, 3%, 8/01/2045	1,750,000	1,377,024
Marin County, CA, San Rafael City Elementary School District Rev., “B”, 4%, 8/01/2047	2,595,000	2,487,328
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	1,205,849
Modesto, CA, Elementary School District, General Obligation, “B”, 3%, 8/01/2046	170,000	130,148
Modesto, CA, Elementary School District, General Obligation, “B”, 3%, 8/01/2050	105,000	77,040
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2033	500,000	368,298
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	1,440,000	1,285,053
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	5,000,000	4,843,901
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	3,385,000	2,944,181
Oakland, CA, Unified School District Rev., “A”, AGM, 5.25%, 8/01/2048	7,000,000	7,497,395
Pomona, CA, Unified School District, General Obligation, “F”, BAM, 3%, 8/01/2048	90,000	69,596
Riverside County, CA, Palm Springs Unified School District (Election of 2016), General Obligation, “B”, 4%, 8/01/2049	3,000,000	2,856,761
San Diego, CA, La Mesa-Spring Valley School District, General Obligation, “B”, 4%, 8/01/2051	2,000,000	1,890,180
San Diego, CA, San Ysidro School District (Measure U Election of 2020), General Obligation, “B”, AGM, 4%, 8/01/2045	1,850,000	1,783,529
San Diego, CA, Unified School District (Election of 2012), General Obligation, “I”, BAM, 4%, 7/01/2047	2,145,000	2,056,186
San Francisco, CA, City & County Community College District (Election of 2020), General Obligation, “B”, BAM, 5.25%, 6/15/2049	5,000,000	5,402,563
San Luis Obispo, CA, Lucia Mar Unified School District, General Obligation, “D”, 4%, 8/01/2049	2,235,000	2,128,287
Santa Clara County, CA, Mountain View Whisman School District (Election of 2020), General Obligation, “B”, 4.25%, 9/01/2045	5,750,000	5,772,810
Santa Maria Bonita, CA, School District (Election of 2014), General Obligation, BAM, 4%, 8/01/2042	1,000,000	969,366
Santa Maria Bonita, CA, School District (Election of 2014), General Obligation, BAM, 4%, 8/01/2044	1,250,000	1,209,837
South Monterey County, CA, Joint Union High School District (Election of 2018), “A-1”, AGM, 4%, 8/01/2049	2,480,000	2,359,067
Stanislaus County, CA, CERES Unified School District (Election of 2024), General Obligation, “A”, BAM, 5%, 8/01/2050	4,000,000	4,278,191
Stanislaus County, CA, CERES Unified School District, Capital Appreciation, BAM, 0%, 8/01/2046	2,775,000	985,507
Stanislaus County, CA, CERES Unified School District, Capital Appreciation, BAM, 0%, 8/01/2047	3,035,000	1,023,798
Sweetwater, CA, Union High School District, “C”, 4%, 8/01/2043	2,000,000	1,941,346
West Contra Costa, CA, Unified School District (Election of 2020), General Obligation, “A-1”, AGM, 3%, 8/01/2046	3,365,000	2,660,450
Yolo County, CA, Davis Joint Unified School District, General Obligation, BAM, 3%, 8/01/2043	1,250,000	1,003,107
		$96,824,294
Healthcare Revenue - Hospitals – 9.9%
California Health Facilities Financing Authority Rev. (Cedars-Sinai Health System), “A”, 5%, 8/15/2051	$5,000,000	$5,224,493
California Health Facilities Financing Authority Rev. (Children's Hospital Los Angeles), “A”, 5%, 8/15/2042	2,550,000	2,544,377
California Health Facilities Financing Authority Rev. (Commonspirit Health), “A”, 5%, 12/01/2054	5,655,000	5,821,093
California Health Facilities Financing Authority Rev. (El Camino Hospital), 5%, 2/01/2037	1,000,000	1,025,079
California Infrastructure & Economic Development Bank Rev. (Adventist Health Energy Projects), “A”, 5.25%, 7/01/2049	1,500,000	1,527,892
12
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
California Infrastructure & Economic Development Bank Rev. (Adventist Health Energy Projects), “A”, 5.25%, 7/01/2054	$1,500,000	$1,517,084
California Municipal Finance Authority Rev. (Community Health Centers of the Central Coast, Inc.), “A”, 5%, 12/01/2036 (n)	175,000	178,452
California Municipal Finance Authority Rev. (Community Health Centers of the Central Coast, Inc.), “A”, 5%, 12/01/2046 (n)	750,000	737,462
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2036	1,275,000	1,291,831
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2037	850,000	857,071
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	425,000	426,267
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2042	2,000,000	2,014,280
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “A”, 5%, 7/01/2047	1,000,000	1,004,813
California Municipal Finance Authority Rev. (Eisenhower Medical Center), “B”, 4%, 7/01/2047	1,685,000	1,480,335
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2028	205,000	205,070
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2029	165,000	165,050
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2030	85,000	85,022
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2044	415,000	400,555
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	1,500,000	1,460,786
California Municipal Finance Authority, COP (Palomar Health), “A”, AGM, 5.25%, 11/01/2052	4,000,000	4,070,647
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	2,545,000	2,477,074
California Public Finance Authority Rev. (Hoag Memorial Hospital Presbyterian), “A”, 4%, 7/15/2051	2,000,000	1,883,559
California Statewide Communities Development Authority Rev. (Emanate Health), “A”, 4%, 4/01/2040	650,000	644,883
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, AGM, 5.375%, 8/15/2057	5,000,000	5,251,665
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2053	1,000,000	1,011,233
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5.25%, 12/01/2054	3,500,000	3,705,742
California Statewide Communities Development Authority Rev. (John Muir Health), “A”, 5%, 12/01/2057	2,000,000	2,026,954
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041 (n)	1,405,000	1,409,383
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046 (n)	200,000	197,947
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	1,650,000	1,650,464
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056 (n)	1,955,000	1,956,947
California Statewide Communities Development Authority Rev. (Redlands Community Hospital), 5%, 10/01/2046	1,925,000	1,932,489
California Statewide Communities Development Authority, Hospital Rev. (Methodist Hospital of Southern California), 5%, 1/01/2038	1,500,000	1,544,986
Doylestown, PA, Hospital Authority Rev., “A”, 5%, 7/01/2049 (Prerefunded 7/01/2029)	5,000	5,338
Doylestown, PA, Hospital Authority Rev., “A”, 5%, 7/01/2049	65,000	65,064
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	2,000,000	2,000,471
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2025	290,000	290,244
Tulare County, CA, Sierra View Local Health Care District Rev., 4%, 7/01/2026	300,000	301,648
Tulare County, CA, Sierra View Local Health Care District Rev., 5%, 7/01/2028	665,000	695,259
Tulare County, CA, Sierra View Local Health Care District Rev., 5%, 7/01/2029	635,000	670,184
University of California Regents, Medical Center Pooled Rev., “P”, 4%, 5/15/2053	5,000,000	4,660,710
Upland, CA, San Antonio Regional Hospital, COP, 4%, 1/01/2042	1,000,000	903,817
Upland, CA, San Antonio Regional Hospital, COP, 5%, 1/01/2047	1,000,000	1,012,263
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2031	325,000	343,806
Washington Township, CA, Health Care District Rev., “A”, 5%, 7/01/2042	1,000,000	988,157
		$69,667,946
Healthcare Revenue - Long Term Care – 2.8%
California Health Facilities Financing Authority Rev. (Episcopal Communities & Services), “A”, 3.85%, 11/15/2027	$1,800,000	$1,803,890
California Health Facilities Financing Authority Rev. (Episcopal Communities & Services), “B”, 5%, 11/15/2043	750,000	768,501
California Health Facilities Financing Authority Rev. (Episcopal Communities & Services), “B”, 5.25%, 11/15/2048	1,000,000	1,035,374
California Health Facilities Financing Authority Rev. (Episcopal Communities & Services), “B”, 5.25%, 11/15/2053	1,250,000	1,280,513
California Health Facilities Financing Authority Rev. (Episcopal Communities & Services), “B”, 5.25%, 11/15/2058	2,000,000	2,035,801
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,002,828
California Municipal Finance Authority Rev. (PRS-California Obligated Group Projects), “A”, 5%, 4/01/2049	1,300,000	1,340,895
California Municipal Finance Authority Rev. (PRS-California Obligated Group Projects), “A”, 5%, 4/01/2054	1,540,000	1,575,089
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2036 (n)	775,000	784,878
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2046 (n)	1,250,000	1,192,291
California Statewide Communities Development Authority Rev. (Front Porch Communities and Services), “A”, 4%, 4/01/2040	500,000	476,384
California Statewide Communities Development Authority Rev. (Front Porch Communities and Services), “A”, 5%, 4/01/2047	1,835,000	1,846,244
California Statewide Communities Development Authority, Insured Refunding Rev. (Moldaw Residences), 5%, 11/01/2049	2,000,000	2,098,702
California Statewide Communities Development Authority, Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2038	435,000	436,301
California Statewide Communities Development Authority, Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2039	430,000	428,343
MSTAFS-ANN
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Long Term Care – continued
California Statewide Communities Development Authority, Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2040	$435,000	$432,406
California Statewide Communities Development Authority, Insured Rev. (Viamonte Senior Living 1 Project), “A”, 4%, 7/01/2043	980,000	949,198
		$19,487,638
Human Services – 0.4%
California Public Finance Authority Rev. (Hazelden Betty Ford Foundation Project), “A”, 5%, 11/01/2049	$750,000	$772,584
California Public Finance Authority Rev. (Hazelden Betty Ford Foundation Project), “A”, 5%, 11/01/2054	2,000,000	2,049,327
		$2,821,911
Industrial Revenue - Environmental Services – 2.8%
California Municipal Finance Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 3.75%, 7/01/2041 (Put Date 4/01/2025)	$3,000,000	$3,000,000
California Municipal Finance Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 3.875%, 3/01/2054 (Put Date 3/01/2034)	4,000,000	3,942,822
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 4.125%, 10/01/2041 (Put Date 10/01/2025)	3,000,000	3,002,308
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	3,000,000	2,818,848
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 4.1%, 12/01/2044 (Put Date 12/01/2025)	3,000,000	2,999,186
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “B”, 4.8%, 11/01/2041 (Put Date 6/02/2025)	4,000,000	4,002,926
		$19,766,090
Industrial Revenue - Other – 0.1%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$500,000	$451,651
Miscellaneous Revenue - Other – 1.4%
California Infrastructure & Economic Development Bank Rev. (Academy of Sciences), “A”, 3.25%, 8/01/2029	$1,000,000	$999,106
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	1,335,000	1,336,438
Pasadena, CA, Public Financing Authority Lease Refunding Rev. (Rose Bowl Renovation Project), Capital Appreciation, 0%, 6/01/2048	1,125,000	370,730
San Francisco, CA, City & County Airports Commission, International Airport Special Facilities Lease Rev. (SFO Fuel Co. LLC), 5%, 1/01/2040	1,510,000	1,539,363
San Luis Obispo, CA, Public Financing Authority, Lease Rev. (Cultural Arts District Parking Project), 5%, 12/01/2053	5,000,000	5,320,135
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	205,000	209,103
		$9,774,875
Multi-Family Housing Revenue – 15.2%
California Community Housing Agency, Essential Housing Rev. (Aster), “A-1”, 4%, 2/01/2056 (n)	$2,200,000	$1,857,032
California Community Housing Agency, Essential Housing Rev. (Aster), “A-2”, 4%, 2/01/2043 (n)	2,600,000	2,308,540
California Community Housing Agency, Essential Housing Rev. (Fountains at Emerald Park), “A-1”, 3%, 8/01/2056 (n)	3,000,000	2,130,857
California Housing Finance Agency Municipal Certificates, “A”, 4.375%, 9/20/2036	1,969,818	1,951,489
California Housing Finance Agency, Affordable Housing Rev., “A-1”, 4.125%, 8/01/2038	800,000	782,925
California Housing Finance Agency, Multi-Family Housing (Bayview Apartments), “W”, FNMA, 4%, 10/01/2039	3,550,000	3,323,400
California Housing Finance Agency, Multi-Family Housing (LaSalle Apartments), “V”, FNMA, 4.1%, 9/01/2040	5,000,000	4,780,347
California Housing Finance Agency, Multi-Family Housing (Sisal Apartments), “DD”, FNMA, 3.7%, 11/01/2037	5,000,000	4,662,152
California Housing Finance Agency, Multi-Family Housing (All Hallows Apartments), “U”, FNMA, 4.1%, 9/01/2040	5,000,000	4,780,347
California Housing Finance Agency, Multi-Family Housing Rev. (Ocean View Garden Apartments), “J”, FNMA, 4.33%, 2/01/2042	3,000,000	2,893,424
California Housing Finance Agency, Multi-Family Housing Rev. (Playa Del Alameda Apartments), “Q”, FNMA, 4.25%, 8/01/2041	995,000	955,462
California Housing Finance Agency, Multi-Family Housing Rev. (Shoreview Apartments), “T”, FHLMC, 4.1%, 7/01/2040	5,000,000	4,775,177
California Housing Finance Agency, Multi-Family Housing Rev. (Symphony at Del Sur), “V”, 5%, 5/01/2054 (Put Date 11/01/2026)	1,350,000	1,382,950
California Municipal Finance Authority, Multi-Family Housing Rev. (CityView Apartments), “A”, 4%, 11/01/2036 (n)	4,000,000	3,721,019
California Municipal Finance Authority, Multi-Family Housing Rev. (Gibson Drive Apartments Project), “A”, 4.45%, 12/01/2042	4,000,000	3,896,945
California Municipal Finance Authority, Multi-Family Housing Rev. (Wildomar Family Housing), “A”, 4.48%, 6/01/2044	5,000,000	4,918,451
California Municipal Finance Authority, Multi-Family Housing Rev. (Wildomar Family Housing), “A”, 5.28%, 9/01/2046	3,300,000	3,520,044
California Municipal Finance Authority, Multi-Family Housing Rev. (Wildomar Family Housing), “B”, 3.05%, 12/01/2064 (Put Date 6/01/2028)	2,300,000	2,287,743
California Municipal Special Finance Agency VIII, Essential Housing Rev. (Elan Huntington Beach), “A-2”, 4%, 8/01/2047 (n)	2,500,000	2,113,018
14
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Multi-Family Housing Revenue – continued
California Municipal Special Finance Agency XII, Essential Housing Rev. (Allure Apartments), “A-1”, 3.25%, 2/01/2057 (n)	$2,000,000	$1,441,196
California Municipal Special Finance Agency, Essential Housing Rev. (Solana at Grand), “A-1”, 4%, 8/01/2056 (n)	3,000,000	2,562,843
California Statewide Communities Development Authority, Essential Housing Rev. (Orange Portfolio), “B”, 4%, 3/01/2057 (n)	2,000,000	1,477,904
California Statewide Communities Development Authority, Multi-Family Housing Rev. (Vintage at Folsom), “E-1”, FNMA, 4%, 10/01/2042	3,650,000	3,414,307
Carlsbad, CA, Multi-Family Housing Rev. (Mariposa Apartments), “A”, 4.6%, 2/01/2036	1,640,000	1,630,461
Los Angeles County, CA, Development Authority, Multi-Family Housing Rev. (West Los Angeles VA - Building 156 & 157 Apartments), “C”, 3.75%, 12/01/2046 (Put Date 12/01/2026)	2,750,000	2,762,979
Los Angeles County, CA, Development Authority, Multi-Family Housing Rev. (West Los Angeles VA Campus Building 402 Apartments), 3.375%, 1/01/2046 (Put Date 7/01/2026)	3,600,000	3,604,581
Los Angeles, CA, Multi-Family Housing Authority Refunding Rev., “A”, 3.75%, 4/01/2034	5,250,000	5,160,288
Los Angeles, CA, Multi-Family Housing Authority Rev. (Clarendon Apartments), “A”, 4.5%, 12/01/2059	8,750,000	8,120,333
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	1,312,208	1,311,141
National Finance Authority, NH, Municipal Certificates, “A-CA”, 3.926%, 7/20/2039	4,988,839	4,803,276
National Finance Authority, NH, Municipal Certificates, “B-CA”, 3.583%, 7/20/2040	2,000,000	1,764,746
North Carolina Housing Finance Agency (Multi-Family Tax-Exempt Mortgaged Back), FNMA, 4.45%, 5/01/2040	2,976,984	2,950,897
Sacramento County, CA, Multi-Family Housing Authority (Albert Einstein Residence Center), “A”, 4.125%, 4/01/2040	2,490,000	2,363,371
San Diego, CA, Multi-Family Housing Authority Rev. (Rancho Del Norta Apartments), 4.6%, 2/01/2036	228,000	212,799
San Diego, CA, Multi-Family Housing Authority Rev. (Rancho Del Norta Apartments), “C”, 4.6%, 2/01/2036	1,735,000	1,617,637
San Jose, CA, Multi-Family Housing Rev. (Parkmoor), “F-2”, 5%, 6/01/2027 (Put Date 6/01/2026)	2,000,000	2,040,650
Virginia Housing Development Authority, Rental Housing, “F”, 5.15%, 11/01/2048	2,000,000	2,034,343
		$106,315,074
Parking – 0.2%
Stockton, CA, Public Financing Authority Parking Rev., 5%, 3/01/2047	$1,625,000	$1,554,159
Port Revenue – 1.4%
Alameda, CA, Corridor Transportation Authority Rev., Capital Appreciation, “C”, AGM, 0%, 10/01/2053	$12,000,000	$2,950,039
Los Angeles, CA, Harbor Department Refunding Rev., “A”, 5%, 8/01/2025	6,750,000	6,786,656
		$9,736,695
Sales & Excise Tax Revenue – 2.0%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$390,000	$360,839
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	9,000	8,428
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	114,000	112,838
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	382,000	367,273
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	5,346,000	5,264,508
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	944,000	919,820
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	385,000	375,138
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	2,826,000	2,689,956
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	31,000	26,231
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	1,566,000	1,225,758
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	1,524,000	1,092,148
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	960,000	928,800
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	555,000	536,963
		$13,908,700
Secondary Schools – 4.6%
California Enterprise Development Authority, Charter School Rev. (The Rocklin Academy Project), 5%, 6/01/2054	$700,000	$693,875
California Enterprise Development Authority, Charter School Rev. (The Rocklin Academy Project), 5%, 6/01/2064	1,350,000	1,314,815
California Enterprise Development Authority, Lease Rev. (Riverside County - Mead Valley Wellness Village Project), “A”, 5.5%, 11/01/2059	3,375,000	3,694,136
California Infrastructure & Economic Development Bank Rev. (Colburn School), 1.75%, 8/01/2055 (Put Date 8/01/2026)	1,000,000	972,594
California Infrastructure & Economic Development Bank Rev. (Social Bonds), “B”, 5%, 11/01/2059	1,000,000	1,023,707
California Infrastructure & Economic Development Bank, Senior National Charter School Revolving Rev. (Equitable School), “B”, 4%, 11/01/2050	500,000	443,089
MSTAFS-ANN
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Secondary Schools – continued
California Infrastructure & Economic Development Bank, Senior National Charter School Revolving Rev. (Equitable School), “B”, 4.125%, 11/01/2052	$3,075,000	$2,748,951
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2038 (n)	970,000	976,701
California Municipal Finance Authority, Education Rev. (American Heritage Education Foundation Project), “A”, 5%, 6/01/2046	750,000	743,206
California Municipal Finance Authority, School Facility Rev. (St. Mary's School - Aliso Viejo), “A”, 5.5%, 5/01/2044	350,000	355,713
California Municipal Finance Authority, School Facility Rev. (St. Mary's School - Aliso Viejo), “A”, 5.75%, 5/01/2054	435,000	442,782
California Municipal Finance Authority, School Facility Rev. (St. Mary's School - Aliso Viejo), “A”, 5.875%, 5/01/2059	390,000	398,489
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2041 (Prerefunded 8/01/2025) (n)	50,000	50,285
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2041 (n)	450,000	435,704
California School Finance Authority, Charter School Refunding Rev. (Partnerships to Uplift Communities Project), 5.25%, 8/01/2038	500,000	515,873
California School Finance Authority, Charter School Refunding Rev. (Partnerships to Uplift Communities Project), 5.5%, 8/01/2043	550,000	572,578
California School Finance Authority, Charter School Refunding Rev. (Partnerships to Uplift Communities Project), 5.5%, 8/01/2047	525,000	543,545
California School Finance Authority, Charter School Rev. (Alliance for College-Ready Public Schools Projects), 5%, 7/01/2049	1,000,000	1,014,555
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040 (n)	940,000	919,799
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045 (n)	415,000	400,863
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), “A”, 5%, 8/01/2040 (n)	525,000	527,451
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), “A”, 5%, 8/01/2050 (n)	1,000,000	967,142
California School Finance Authority, Charter School Rev. (Downtown College Prep - Obligated Group), 5%, 6/01/2046 (z)	1,000,000	600,000
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2040 (n)	1,125,000	1,126,254
California School Finance Authority, Charter School Rev. (Social Bonds - Fenton Charter Public Schools Obligated Group), “A”, 5%, 7/01/2058 (n)	625,000	600,963
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2030 (n)	900,000	914,578
California School Finance Authority, Educational Facilities Rev. (New Designs Charter School Adams Campus Project), “A”, 5%, 6/01/2050 (n)	2,120,000	2,085,290
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	1,245,000	1,248,542
California School Finance Authority, School Facility Rev. (Granada Hills Charter Obligated Group), “A”, 5%, 7/01/2054	525,000	528,038
California School Finance Authority, School Facility Rev. (Granada Hills Charter Obligated Group), “A”, 5%, 7/01/2064	1,000,000	998,294
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2038 (n)	870,000	882,864
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048 (n)	870,000	874,369
California School Finance Authority, School Facility Rev. (KIPP LA Projects), “A”, 5%, 7/01/2037 (n)	505,000	511,813
California School Finance Authority, School Facility Rev. (KIPP LA Projects), “A”, 5%, 7/01/2047 (n)	745,000	746,137
California School Finance Authority, School Facility Rev. (KIPP SoCal Projects), “A”, 5%, 7/01/2049 (n)	1,050,000	1,054,214
		$31,927,209
Single Family Housing - Other – 0.9%
California Department of Veterans Affairs, Home Purchase Rev., “A”, 5.5%, 12/01/2052	$875,000	$919,968
California Department of Veterans Affairs, Home Purchase Rev., “A”, 4.3%, 12/01/2054	6,000,000	5,754,918
		$6,674,886
State & Local Agencies – 3.4%
Garden Grove, CA, Public Financing Authority Rev., “A”, BAM, 4%, 4/01/2054	$4,000,000	$3,760,245
Indio, CA, Public Financing Authority Lease Rev., “A”, BAM, 5.25%, 11/01/2047	3,735,000	4,021,890
Los Angeles County, CA, Public Works Financing Authority Rev., “H”, 5.5%, 12/01/2053	2,000,000	2,215,996
North Lake Tahoe, CA, Public Financing Authority Lease Rev. (Health and Human Services Center), 5.5%, 12/01/2047	4,425,000	4,799,175
Ontario, CA, Public Financing Authority Lease Rev. (Civic Center Improvements), “A”, 5%, 11/01/2038	500,000	545,527
Ontario, CA, Public Financing Authority Lease Rev. (Civic Center Improvements), “A”, 5%, 11/01/2039	700,000	760,861
Ontario, CA, Public Financing Authority Lease Rev. (Civic Center Improvements), “A”, 5%, 11/01/2040	900,000	971,148
Santa Clara County, CA, Financing Authority Lease Rev. (Capital Facilities), “A”, 3%, 5/01/2039	5,270,000	4,568,097
Victorville, CA, Electric Rev., “A”, 5%, 5/01/2034	500,000	552,199
Victorville, CA, Electric Rev., “A”, 5%, 5/01/2035	725,000	797,701
Victorville, CA, Electric Rev., “A”, 5%, 5/01/2036	590,000	646,170
		$23,639,009
Tax - Other – 1.6%
California Municipal Finance Authority, Special Tax Rev., “B”, 5.5%, 9/01/2043	$625,000	$656,169
California Municipal Finance Authority, Special Tax Rev., “B”, 5.75%, 9/01/2053	1,850,000	1,966,135
16
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$340,000	$346,862
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	735,000	779,254
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	2,195,000	2,260,318
Dallas, TX, Senior Lien Special Tax Rev. (Fair Park Venue Project), 6.25%, 8/15/2053 (Put Date 8/15/2028)	515,000	515,287
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2036	170,000	172,080
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2046	500,000	503,077
Irvine, CA, Financial Authority, Special Tax Rev. (Irvine Great Park Infrastructure Project), BAM, 4%, 9/01/2058	4,000,000	3,750,480
		$10,949,662
Tax Assessment – 4.6%
California Statewide Communities Development Authority Rev. (Infrastructure Program), “A”, 5%, 9/02/2048	$940,000	$947,797
California Statewide Communities Development Authority Rev. (Infrastructure Program), “B”, 5%, 9/02/2044	1,000,000	1,022,697
California Statewide Communities Development Authority Rev. (Infrastructure Program), “B”, 4%, 9/02/2050	505,000	422,685
California Statewide Communities Development Authority Rev. (Infrastructure Program), “C”, 4%, 9/02/2040	1,975,000	1,844,994
California Statewide Communities Development Authority Rev. (Infrastructure Program), “C”, 5%, 9/02/2044	500,000	505,035
California Statewide Communities Development Authority Rev. (Infrastructure Program), “C”, 5%, 9/02/2049	500,000	502,776
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	1,000,000	1,013,447
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	920,000	922,381
Mountain House, CA, Special Tax Community Facilities District No. 2024-1 (Public Facilities and Services), 5%, 9/01/2055	2,000,000	2,006,605
Newport Beach, CA, Limited Obligation Improvement Bonds, “A”, 4.125%, 9/02/2038	570,000	555,470
Newport Beach, CA, Limited Obligation Improvement Bonds, “A”, 5%, 9/02/2043	645,000	664,047
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	650,981
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,351,973
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,014,852
River Islands, CA, Public Finance Authority Improvement Area No. 1, Special Tax Community Facilities District No. 2003-1, “A-1”, AGM, 4.25%, 9/01/2047	5,000,000	4,908,200
River Islands, CA, Public Finance Authority, Special Tax Community Facilities District No. 2016-1, AGM, 4.25%, 9/01/2042	1,000,000	1,002,853
River Islands, CA, Public Finance Authority, Special Tax Community Facilities District No. 2016-1, AGM, 4.5%, 9/01/2047	2,550,000	2,554,827
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	890,000	898,066
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	1,095,000	1,104,367
San Francisco, CA, City & County Development Special Tax District No. 2020-1 (Mission Rock Facilities & Services), “A”, 4%, 9/01/2026 (n)	70,000	70,309
San Francisco, CA, City & County Development Special Tax District No. 2020-1 (Mission Rock Facilities & Services), “A”, 4%, 9/01/2051 (n)	1,600,000	1,337,681
San Francisco, CA, City & County Redevelopment Successor Agency (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	750,000	750,257
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 Special Tax (Mission Bay South Public Improvements), AGM, 5.25%, 8/01/2041	1,500,000	1,640,774
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 Special Tax (Mission Bay South Public Improvements), AGM, 5.25%, 8/01/2042	1,250,000	1,359,647
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 Special Tax (Mission Bay South Public Improvements), AGM, 5.25%, 8/01/2043	1,000,000	1,079,956
San Joaquin, CA, Area Flood Control Agency, Levee Construction & Maintenance Assessment District, “A”, AGM, 4%, 10/01/2048	835,000	798,786
San Joaquin, CA, Area Flood Control Agency, Levee Construction & Maintenance Assessment District, “A”, AGM, 4.125%, 10/01/2053	1,000,000	972,073
Transbay Joint Powers Authority, CA, Tax Allocation (Green Bonds), “B”, 5%, 10/01/2034	300,000	306,891
Transbay Joint Powers Authority, CA, Tax Allocation (Green Bonds), “B”, 5%, 10/01/2038	275,000	277,434
		$32,487,861
Tobacco – 1.8%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	$855,000	$753,613
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	5,000,000	1,044,124
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2049	3,515,000	3,096,828
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2049	325,000	325,271
California County Tobacco Securitization Agency Settlement (Sonoma County Securitization Corp.), “B-1”, 5%, 6/01/2049	345,000	345,313
MSTAFS-ANN
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tobacco – continued
California County Tobacco Securitization Agency Settlement (Sonoma County Securitization Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	$10,000,000	$2,112,948
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5%, 6/01/2051	4,000,000	4,047,195
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	1,305,000	1,200,939
		$12,926,231
Toll Roads – 0.1%
Bay Area, CA, Toll Authority Bridge Rev., “F-1”, 5%, 4/01/2053	$500,000	$528,478
Universities - Colleges – 3.4%
California Educational Facilities Authority Rev. (Art Center College of Design), “A”, 5%, 12/01/2036	$2,060,000	$2,102,183
California Educational Facilities Authority Rev. (Chapman University), “B”, 4%, 4/01/2047	1,000,000	934,039
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2036	425,000	432,213
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2037	1,265,000	1,284,764
California Educational Facilities Authority Rev. (Loyola Marymount University), “B”, 5%, 10/01/2038	630,000	659,975
California Educational Facilities Authority Rev. (Saint Mary's College), “A”, 5.5%, 10/01/2053	1,250,000	1,279,202
California Educational Facilities Authority Rev. (Santa Clara University), “A”, 5%, 4/01/2045	500,000	545,584
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,004,909
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	1,000,000	1,004,118
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	501,654
California Educational Facilities Authority Rev. (University of San Francisco), “A”, 5%, 10/01/2038	1,000,000	1,039,561
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2033	625,000	639,095
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2035	1,195,000	1,218,617
California Municipal Finance Authority Rev. (Biola University), 5%, 10/01/2039	1,000,000	1,011,937
California Municipal Finance Authority Rev. (Emerson College), “B”, 5%, 1/01/2042	4,310,000	4,331,094
California Municipal Finance Authority Rev. (University of La Verne), “A”, 5%, 6/01/2043	1,500,000	1,501,630
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	500,000	435,232
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2048	2,500,000	2,019,662
California State University Systemwide Rev., “A”, 3%, 11/01/2052	2,000,000	1,445,040
Tulare and Kings Counties, CA, College of the Sequoias Community District (Area Improvement District No. 3), “E”, 3%, 8/01/2051	200,000	151,687
		$23,542,196
Universities - Dormitories – 2.2%
California Enterprise Development Authority, Student Housing Refunding Rev. (Provident Group - Pomona Properties LLC Project), “A”, 5%, 1/15/2039	$650,000	$678,942
California Enterprise Development Authority, Student Housing Refunding Rev. (Provident Group - Pomona Properties LLC Project), “A”, 5%, 1/15/2045	1,000,000	1,016,330
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2055	825,000	827,811
California Enterprise Development Authority, Student Housing Rev. (Provident Group - SDSU Properties LLC - M@College Project), “A”, 5%, 8/01/2057	450,000	451,115
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation), “A”, 5%, 6/01/2035	225,000	225,219
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis I LLC - West Village Student Housing Project), 5%, 5/15/2037	2,605,000	2,675,698
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2034 (n)	375,000	382,805
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2039 (n)	475,000	477,544
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), “A”, 5%, 6/01/2051 (n)	1,440,000	1,382,985
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,500,000	1,501,148
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	1,740,000	1,764,714
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2045 (n)	3,000,000	2,879,113
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	3,250,000	1,540,418
		$15,803,842
Utilities - Cogeneration – 0.4%
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 7/01/2039 (n)	$1,000,000	$1,022,811
18
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Cogeneration – continued
California Pollution Control Financing Authority, Water Furnishing Refunding Rev. (San Diego County Water Authority Desalination Project Pipeline), 5%, 11/21/2045 (n)	$1,610,000	$1,630,079
		$2,652,890
Utilities - Investor Owned – 0.4%
California Statewide Communities Development Authority, Pollution Control Rev. (Southern California Edison Co.), “D”, 4.5%, 11/01/2033	$2,500,000	$2,533,532
Utilities - Municipal Owned – 1.1%
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2021 (a)(d)	$475,000	$263,625
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	765,000	424,575
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	1,200,000	666,000
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	180,000	99,900
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	455,000	252,525
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	235,000	130,425
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	200,000	111,000
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	620,000	344,100
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	55,000	53,823
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	290,000	160,950
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	325,000	180,375
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	140,000	77,700
San Francisco, CA, City & County Public Utilities Commission, Power Rev. Bonds, “A”, 5%, 11/01/2053	3,500,000	3,681,631
Truckee Donner Public Utility District, CA, Electric System Rev., “A”, 5%, 11/15/2037	1,250,000	1,327,248
		$7,773,877
Utilities - Other – 7.5%
Black Belt Energy Gas District, AL, Gas Project Rev. (Project No. 8), “A”, 4%, 12/01/2052 (Put Date 12/01/2029)	$1,195,000	$1,186,929
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	2,735,000	2,861,918
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “A-1, 4%, 5/01/2053 (Put Date 8/01/2028)	4,000,000	4,014,373
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”A-1“, 5%, 12/01/2053 (Put Date 8/01/2029)	5,000,000	5,220,803
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5.25%, 1/01/2054 (Put Date 10/01/2031)	5,000,000	5,224,670
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5%, 8/01/2055 (Put Date 10/01/2032)	5,000,000	5,276,427
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”D“, 5%, 2/01/2055 (Put Date 9/01/2032)	4,000,000	4,308,196
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”E“, 5%, 2/01/2055 (Put Date 9/01/2032)	2,000,000	2,134,454
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”F“, 5.5%, 10/01/2054 (Put Date 11/01/2030)	2,980,000	3,209,425
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”H“, 5%, 1/01/2056 (Put Date 8/01/2033)	5,000,000	5,422,980
California M-S-R Energy Authority, Gas Rev., ”A“, 7%, 11/01/2034	1,750,000	2,108,499
Central Valley, CA, Energy Authority, Commodity Supply Rev., 5%, 12/01/2055 (Put Date 8/01/2035)	3,000,000	3,246,635
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., ”B-1“, 5.25%, 2/01/2054 (Put Date 3/01/2031)	1,900,000	2,031,834
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), ”A“, 5.25%, 1/01/2054 (Put Date 7/01/2029)	2,540,000	2,673,134
Southern California Public Power Authority (Natural Gas Project No. 1), ”A“, 5%, 11/01/2033	1,655,000	1,749,244
Tennergy Corp., TN, Gas Supply Rev., ”A“, 5.5%, 10/01/2053 (Put Date 12/01/2030)	1,520,000	1,598,126
		$52,267,647
Water & Sewer Utility Revenue – 3.2%
Cambria, CA, Community Services District Wastewater Rev., ”A“, AGM, 4.625%, 9/01/2047	$1,000,000	$1,014,114
Cambria, CA, Community Services District Wastewater Rev., ”A“, AGM, 4.75%, 9/01/2052	1,100,000	1,110,805
East Bay, CA, Municipal Utility District Wastewater System Rev., ”A“, 5%, 6/01/2049	1,000,000	1,068,066
East Bay, CA, Municipal Utility District Wastewater System Rev., ”A“, 5%, 6/01/2054	1,000,000	1,059,099
East Bay, CA, Municipal Utility District Water System Refunding Rev., ”A“, 5%, 6/01/2054	2,000,000	2,118,199
El Dorado, CA, Irrigation District Rev. (Certificates of Participation), ”A“, 4%, 3/01/2050	3,500,000	3,278,437
MSTAFS-ANN
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	$720,000	$732,069
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	415,589
Pajaro Valley, CA, Water Management Agency Rev., COP, BAM, 4.125%, 3/01/2048	3,500,000	3,406,054
Pajaro Valley, CA, Water Management Agency Rev., COP, BAM, 4.125%, 3/01/2053	1,500,000	1,442,393
Santa Barbara County, CA, Solid Waste System Rev., COP, ”B“, 5%, 12/01/2036	2,000,000	2,057,764
Texas Water Development Board State Water Implementation Rev., ”A“, 5%, 10/15/2058	1,560,000	1,615,121
Truckee Donner Public Utility District, CA, Water System Rev., ”A“, 5%, 11/15/2042	2,070,000	2,217,227
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	837,816
		$22,372,753
Total Municipal Bonds (Identified Cost, $706,806,999)		$689,013,950
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $666,619)	$1,663,870	$532,438
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $517,859)	$908,525	$568,964
Mutual Funds (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $11,244,697)	11,243,905	$11,245,030
Other Assets, Less Liabilities – (0.2)%		(1,627,673)
Net Assets – 100.0%		$699,732,709
See Portfolio Footnotes and Notes to Financial Statements
20
MSTAFS-ANN

Portfolio of Investments – continued
MFS Georgia Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.6%
Airport Revenue – 4.3%
Atlanta, GA, Airport General Rev., ”B“, 5.25%, 7/01/2049	$1,000,000	$1,037,163
Atlanta, GA, Airport General Rev., ”B“, 5%, 7/01/2052	1,000,000	1,012,072
Atlanta, GA, Airport General Rev., ”C“, 5%, 7/01/2053	500,000	506,959
Atlanta, GA, Airport General Rev., “B”, 5%, 7/01/2044	1,000,000	1,010,444
Atlanta, GA, Airport Passenger Facility Charge Rev., ”D“, 4%, 7/01/2039	530,000	512,485
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	500,000	508,826
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	30,000	30,006
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	25,000	25,001
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	40,000	40,001
		$4,682,957
General Obligations - General Purpose – 4.7%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$220,000	$201,326
Cartersville, GA, General Obligation, 2%, 10/01/2040	1,000,000	700,678
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.625%, 7/01/2029	50,258	53,837
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.75%, 7/01/2031	150,816	165,699
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2033	46,290	45,322
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2035	85,068	81,264
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2037	35,711	33,752
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2041	48,553	44,400
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2046	171,495	149,500
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, ”A“, 0%, 7/01/2033	59,571	40,816
Dacula, GA, Urban Redevelopment Agency Rev. (Georgia Project), AGM, 4.125%, 2/01/2050	1,000,000	946,729
Roswell, GA, General Obligation, ”A“, 4%, 2/01/2048	500,000	472,712
Senoia, GA, Building and Facilities Authority Rev. (City of Senoia, Georgia Project), 4%, 12/01/2046	1,000,000	940,842
State of Illinois, General Obligation, 5.5%, 5/01/2039	180,000	190,139
State of Illinois, General Obligation, ”B“, 5.5%, 5/01/2047	85,000	88,362
Washington County, GA, Hospital Authority Rev. Anticipation Certificates (Medical Center Project), 4%, 2/01/2044	1,000,000	954,249
		$5,109,627
General Obligations - Schools – 2.9%
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 4%, 12/01/2047	$370,000	$300,982
Little Rock, AR, School District & Construction, ”A“, BAM, 3%, 2/01/2048	930,000	689,389
Rome, GA, Building Authority Rev. (City Schools Project), 5%, 3/01/2043	1,000,000	1,063,410
Rome, GA, Building Authority Rev. (City Schools Project), 5%, 3/01/2044	1,000,000	1,058,492
		$3,112,273
Healthcare Revenue - Hospitals – 12.3%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	$210,000	$195,792
Cedartown, GA, Hospital Authority Rev., Anticipation Certificates (Polk Medical Center Project), 5%, 7/01/2039 (Prerefunded 7/01/2026)	500,000	513,149
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2049	25,000	22,071
Columbia County, GA, Hospital Authority Rev. (Wellstar Health System, Inc. Project), ”A“, 5.75%, 4/01/2053	1,000,000	1,087,860
Columbia County, GA, Hospital Authority Rev., Taxable (Wellstar Health System, Inc. Project), ”A“, AGM, 5%, 4/01/2048	1,000,000	1,039,456
Dalton-Whitfield County, GA, Joint Development Authority Rev. (Hamilton Health Care System), 4%, 8/15/2048	250,000	225,438
Dalton-Whitfield County, GA, Joint Development Authority Rev. (Hamilton Health Care System, Inc. Project), ”B“, 5%, 8/15/2041	850,000	904,168
Dalton-Whitfield County, GA, Joint Development Authority Rev. (Hamilton Health Care System, Inc. Project), ”B“, FNMA, 5%, 8/15/2042	450,000	475,047
Doylestown, PA, Hospital Authority Rev., ”A“, 5%, 7/01/2049	15,000	15,015
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), ”A“, 5%, 7/01/2032	500,000	506,980
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), ”A“, 4%, 7/01/2039	400,000	381,403
Fulton County, GA, Development Authority Hospital Rev. (Piedmont Healthcare, Inc. Project), ”A“, 4%, 7/01/2049	1,000,000	880,559
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), 5%, 4/01/2034	1,000,000	1,024,554
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), ”A“, 5%, 4/01/2042	750,000	758,363
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System, Inc. Project), 5%, 8/01/2028	400,000	401,051
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), ”A“, 5%, 2/15/2042	1,000,000	1,011,714
New York Dormitory Authority Rev. (Norwell Health Obligated Group), ”A“, 4.25%, 5/01/2052	695,000	656,337
MSTAFS-ANN
21

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), ”A“, 4%, 7/01/2049	$745,000	$694,285
Richmond County, GA, Hospital Authority Rev., Anticipation Certificates (University Health Services, Inc. Project), 4%, 1/01/2036	1,000,000	989,016
Savannah, GA, Hospital Authority Rev. (St. Joseph's/Candler Health System, Inc.), ”A“, 4%, 7/01/2043	1,000,000	950,791
Virginia Small Business Financing Authority, Health Facilities Rev. (Bon Secours Mercy Health, Inc.), ”A“, 4%, 12/01/2049	550,000	500,291
		$13,233,340
Healthcare Revenue - Long Term Care – 0.9%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), ”A“, 5%, 7/01/2036	$500,000	$501,856
Hall County and Gainesville, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), 5%, 11/15/2033	500,000	508,461
		$1,010,317
Healthcare Revenue - Other – 0.7%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center, Inc. Project), 5%, 7/01/2055 (w)	$750,000	$774,489
Industrial Revenue - Environmental Services – 0.2%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 7/01/2041 (Put Date 7/01/2027)	$195,000	$195,221
Industrial Revenue - Other – 0.1%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 2.875%, 1/01/2041 (n)	$130,000	$100,281
Industrial Revenue - Paper – 0.1%
Rockdale County, GA, Development Authority Refunding Rev. (Pratt Paper LLC Project), 4%, 1/01/2038 (n)	$150,000	$142,427
Miscellaneous Revenue - Other – 6.5%
Atlanta, GA, Development Authority Rev. (Westside Gulch Area Project), ”A-1“, 5%, 4/01/2034 (n)	$500,000	$498,827
Atlanta, GA, Development Authority, Convertible Capital Appreciation Economic Development (Gulch Enterprise Zone Project), ”A-1“, 0% to 6/15/2028, 6.5% to 12/15/2048	275,000	236,008
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., ”A“, 4%, 1/01/2054	1,250,000	1,075,278
Atlanta, GA, Geo. L. Smith II World Congress Center Authority, Convention Center Hotel Rev., ”B“, 5%, 1/01/2054 (n)	1,000,000	933,240
Clarke County, GA, Classic Center Authority Rev. (Classic Center Arena Project), ”A“, 4.625%, 5/01/2043	1,000,000	1,015,800
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2034	500,000	522,374
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2036	500,000	503,973
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), ”A“, 5%, 3/15/2044	660,000	672,216
Hart County, GA, Association County Commissioners (Public Purpose Project), 4.75%, 11/01/2052	1,000,000	989,139
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044 (n)	280,000	280,613
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	220,000	221,224
Virgin Islands Matching Fund Special Purpose Securitization Corp., ”A“, 5%, 10/01/2026	45,000	45,901
		$6,994,593
Multi-Family Housing Revenue – 7.9%
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Housing Rev. (Flats at Stone Hogan), FNMA, 4.37%, 5/01/2044	$1,000,000	$969,747
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Housing Rev. (Skyline Apartments), 3.75%, 9/01/2025	500,000	500,786
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Mortgage (Trinity Towers), “A”, 4.85%, 9/01/2043	1,000,000	1,004,471
DeKalb County, GA, Housing Authority Multi-Family Housing Rev. (Tranquility at Decatur Project), ”B“, 3.4%, 9/01/2025	377,000	377,052
DeKalb County, GA, Housing Authority, Affordable Multi-Family Rev. (Park at 500 Project), 4%, 3/01/2034	1,000,000	979,155
DeKalb County, GA, Housing Authority, Multi-Family Housing Rev. (The Avenues of North Decatur), 4.125%, 12/01/2034	1,000,000	975,952
DeKalb County, GA, Housing Authority, Multi-Family Rev. (Kensington Station Project), ”A“, 4%, 12/01/2033	1,000,000	984,126
Douglas County, GA, Housing Authority, Multi-Family Rev. (Astoria at Crystal Lake Project), ”A“, FNMA, 4.375%, 4/01/2043	1,000,000	959,871
Lawrenceville, GA, Housing Finance Authority, Multi-Family Rev. (Applewood Towers Project), ”A“, 4.375%, 10/01/2042	995,000	967,407
National Finance Authority, NH, Municipal Certificates, ”1-A“, 4.375%, 9/20/2036	318,220	317,961
Savannah, GA, Housing Authority Multi-Family (Pines at Garden City Project), FNMA, 4.75%, 3/01/2042	500,000	500,586
		$8,537,114
Port Revenue – 2.6%
Georgia Ports Authority Rev., 4%, 7/01/2047	$1,000,000	$948,838
Georgia Ports Authority Rev., 4%, 7/01/2052	1,000,000	933,590
Port Authority of NY & NJ (221st Series), 4%, 7/15/2055	1,000,000	873,099
		$2,755,527
22
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – 5.4%
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding (McCormick Place Expansion Project), Capital Appreciation, ”B-1“, AGM, 0%, 6/15/2044	$1,205,000	$481,531
Guam Government Business Privilege Tax Refunding, ”F“, 4%, 1/01/2042	90,000	83,270
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Refunding Rev., ”A“, 5%, 7/01/2039	1,000,000	1,091,323
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev., ”A“, 5.25%, 7/01/2050	1,000,000	1,077,220
Metropolitan Atlanta Rapid Transit Authority, GA, Sales Tax Rev., ”E-1“, 3%, 7/01/2040	1,000,000	836,551
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.55%, 7/01/2040	24,000	23,755
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.75%, 7/01/2053	82,000	78,839
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 5%, 7/01/2058	627,000	617,442
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	196,000	190,980
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	83,000	80,874
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.784%, 7/01/2058	578,000	550,175
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2029	6,000	5,077
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2031	326,000	255,171
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2033	316,000	226,456
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2046	145,000	47,319
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (a)(d)(n)	245,000	237,037
		$5,883,020
Secondary Schools – 0.7%
DeKalb County, GA, Development Authority Rev. (Globe Academy, Inc. Project), ”A“, 5%, 6/01/2055	$500,000	$471,091
District of Columbia Rev. (Rocketship DC Obligated Group), ”A“, 5%, 6/01/2049 (n)	250,000	233,957
		$705,048
Single Family Housing - State – 7.2%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C-1“, 4%, 11/15/2047	$80,000	$80,104
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4.15%, 12/01/2038	1,000,000	971,397
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 3.85%, 12/01/2041	1,465,000	1,331,780
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 3.6%, 12/01/2044	1,000,000	854,473
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4%, 12/01/2048	405,000	363,604
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4.6%, 12/01/2049	1,000,000	979,252
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4.7%, 12/01/2054	1,000,000	982,344
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”B“, 4.875%, 12/01/2038	685,000	705,035
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”C“, 4.55%, 12/01/2049	750,000	742,660
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”A“, GNMA, 4.45%, 9/01/2043	595,000	582,655
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”A“, GNMA, 4.5%, 9/01/2046	195,000	191,279
		$7,784,583
State & Local Agencies – 3.8%
Fayette County, GA, Development Authority Rev. (United States Soccer Federation, Inc. Project), 5.25%, 10/01/2054	$1,000,000	$1,037,438
Georgia Municipal Association, Inc. (City of Fairburn Project), 4%, 1/01/2055	1,000,000	899,210
Knightdale, NC, Limited Obligation, 4%, 3/01/2043	650,000	625,394
Knightdale, NC, Limited Obligation, 4%, 3/01/2045	550,000	518,785
Rockdale County, GA, Public Facilities Rev., 5%, 1/01/2054	1,000,000	1,035,963
		$4,116,790
Student Loan Revenue – 0.5%
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	$5,000	$4,708
Iowa Student Loan Liquidity Corp. Rev., ”C“, 3.5%, 12/01/2044	130,000	100,299
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 4%, 12/01/2041	460,000	450,026
		$555,033
Tax - Other – 1.8%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$70,000	$71,413
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	185,000	196,139
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	435,000	447,945
MSTAFS-ANN
23

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Guam Government Limited Obligation Rev., ”A“, 5%, 12/01/2036	$35,000	$35,428
Guam Government Limited Obligation Rev., ”A“, 5%, 12/01/2046	100,000	100,615
Jefferson, GA, Public Building Authority Rev. (School District of the City of Jefferson Project), 5%, 2/01/2050 (w)	1,000,000	1,046,912
		$1,898,452
Tax Assessment – 0.4%
Atlanta, GA, Tax Allocation (Eastside Project), 5%, 1/01/2030 (Prerefunded 1/01/2026)	$410,000	$416,738
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	10,000	9,846
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	9,000	9,074
		$435,658
Tobacco – 0.5%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	$355,000	$312,904
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, ”B-1“, 3.85%, 6/01/2050	300,000	276,078
		$588,982
Toll Roads – 0.3%
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	$375,000	$295,046
Universities - Colleges – 14.0%
Americus-Sumter, GA, Payroll Development Authority Rev. (USG Real Estate Foundation VII LLC Project), ”A“, 3.5%, 6/01/2035	$500,000	$484,222
Augusta, GA, Development Authority Rev. (AU Jaguar Facilities Development LLC Project), 5.5%, 7/01/2048	750,000	792,112
Barnesville-Lamar County, GA, Industrial Development Authority Refunding Rev. (USG Real Estate Foundation VI LLC Project), 5%, 6/01/2038	600,000	615,889
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2037	560,000	549,476
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2044	1,000,000	909,384
Bleckley-Dodge County, GA, Joint Development Authority Refunding Rev. (USG Real Estate Foundation VII LLC Project), 5%, 7/01/2038	815,000	836,955
Bulloch County, GA, Development Authority Rev. (Georgia Southern University Housing Foundation Four LLC Project), 5%, 7/01/2038	800,000	813,483
Carrollton, GA, Payroll Development Authority Refunding Rev. (UWG Housing LLC Project), 5%, 7/01/2038	750,000	780,367
Clemson University, SC, Athletic Facilities Rev., ”A“, 3%, 5/01/2048	1,000,000	726,054
Cobb County, GA, Development Authority Lease Rev. (KSU Summit II Student Housing Project), 4.625%, 7/15/2056 (w)	1,000,000	966,230
Cobb County, GA, Development Authority, Parking & Dining Hall Refunding Lease Rev. (Kennesaw State University Real Estate Foundations Projects), 5%, 7/15/2034	500,000	519,819
Dahlonega, GA, Downtown Development Authority Refunding Rev. (North Georgia MAC LLC), 5%, 7/01/2036	1,000,000	1,029,825
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 4%, 6/15/2049	500,000	458,422
Fulton County, GA, Development Authority Rev. (Georgia Tech Facilities, Inc.), 5%, 6/15/2052	1,000,000	1,016,205
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	501,622
Georgia Private Colleges & Universities Authority Rev. (Mercer University Project), 5%, 10/01/2040	350,000	351,063
Georgia Private Colleges & Universities Authority Rev. (Mercer University Project), 5.25%, 10/01/2051	1,000,000	1,040,805
Gwinnett County, GA, Development Authority Rev. (Student Housing), ”A“, 5%, 7/01/2040	1,000,000	1,013,948
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	500,000	394,924
Moultrie-Colquitt County, GA, Development Authority Rev. (Philadelphia College of Osteopathic Medicine), 5%, 12/01/2048	870,000	884,948
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	65,000	64,997
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	45,000	45,050
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	325,401
		$15,121,201
Universities - Dormitories – 0.4%
Cobb County, GA, Development Authority, Student Housing Refunding Rev. (Kennesaw State University Foundation, Inc.), ”C“, 5%, 7/15/2030	$390,000	$390,345
Cobb County, GA, Development Authority, Student Housing Refunding Rev. (Kennesaw State University Foundation, Inc.), ”C“, 5%, 7/15/2030 (Prerefunded 7/15/2025)	10,000	10,058
		$400,403
24
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Investor Owned – 0.7%
Bartow County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Bowen Project), 3.95%, 12/01/2032 (Put Date 3/08/2028)	$750,000	$765,361
Utilities - Municipal Owned – 8.5%
Dalton, GA, Combined Utilities Rev., 5%, 3/01/2029	$1,195,000	$1,228,831
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2035	500,000	487,269
Dalton, GA, Combined Utilities Rev., 4%, 3/01/2036	500,000	484,664
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), ”A“, 4.5%, 7/01/2063	1,000,000	933,541
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), ”A“, AGM, 5%, 7/01/2048	1,000,000	1,035,087
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), ”A“, AGM, 5%, 7/01/2055	1,000,000	1,026,735
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), ”A“, 5%, 1/01/2039	750,000	770,730
Georgia Municipal Electric Authority (Project One), ”A“, 5%, 1/01/2037	1,000,000	1,062,447
Georgia Municipal Electric Authority (Project One), ”A“, 5%, 1/01/2038	125,000	129,913
Georgia Municipal Electric Authority, ”A“, BAM, 5.25%, 1/01/2054	1,000,000	1,054,005
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	155,000	86,025
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	245,000	135,975
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	95,000	52,725
Puerto Rico Electric Power Authority Rev., ”RR“, AGM, 5%, 7/01/2028	490,000	488,180
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	45,000	24,975
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	125,000	69,375
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2030	70,000	69,113
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	10,000	9,786
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	70,000	38,850
Puerto Rico Electric Power Authority Rev., Taxable, ”EEE“, 6.05%, 7/01/2032 (a)(d)	60,000	33,300
		$9,221,526
Utilities - Other – 3.5%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5.25%, 1/01/2054 (Put Date 10/01/2031)	$585,000	$611,286
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”A“, 5%, 6/01/2053 (Put Date 6/01/2030)	1,000,000	1,044,339
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”C“, 5%, 9/01/2053 (Put Date 9/01/2030)	750,000	790,157
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”D“, 5%, 4/01/2054 (Put Date 4/01/2031)	500,000	529,840
Southeast Alabama Energy, Cooperative District Energy Supply Rev., ”A-1“, 5.5%, 11/01/2053 (Put Date 1/01/2031)	715,000	770,910
		$3,746,532
Water & Sewer Utility Revenue – 7.7%
Atlanta, GA, Water & Wastewater Refunding Rev., BAM, 4%, 11/01/2043	$1,000,000	$959,982
Cartersville, GA, Development Authority Waste & Water Facilities Rev., 4%, 6/01/2038	500,000	491,443
Cherokee County, GA, Water & Sewerage Authority Rev., 4%, 8/01/2053	1,000,000	921,178
Coweta County, GA, Water & Sewerage Authority Rev., 5%, 6/01/2054	1,000,000	1,041,175
DeKalb County, GA, Water & Sewer Rev., 5%, 10/01/2052	1,000,000	1,033,373
Gainesville, GA, Water & Sewer Rev., 5%, 11/15/2046	400,000	422,596
Georgia Upper Oconee Basin Water Authority Rev., 5%, 7/01/2049	1,000,000	1,049,035
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	125,556
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	155,000	157,598
Macon, GA, Water Authority, Water & Sewer Rev., 5%, 10/01/2054	1,000,000	1,042,445
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Reservoir Water Treatment Facility Project), 5%, 2/01/2053	1,000,000	1,035,023
		$8,279,404
Total Municipal Bonds (Identified Cost, $110,010,304)		$106,445,205
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $140,272)	$350,288	$112,092
MSTAFS-ANN
25

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $109,161)	$191,510	$119,933
Mutual Funds (h) – 2.1%
Money Market Funds – 2.1%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $2,250,200)	2,249,975	$2,250,200
Other Assets, Less Liabilities – (0.9)%		(1,002,720)
Net Assets – 100.0%		$107,924,710
See Portfolio Footnotes and Notes to Financial Statements
26
MSTAFS-ANN

Portfolio of Investments – continued
MFS Maryland Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 95.8%
Airport Revenue – 3.2%
Denver, CO, City & County Airport System Rev., ”A“, 4.125%, 11/15/2047	$70,000	$62,987
Denver, CO, City & County Airport System Rev., ”A“, 4.125%, 11/15/2053	65,000	57,721
Maryland Department of Transportation, Special Transportation Project Rev. (Baltimore/Washington International Thurgood Marshall Airport), ”A“, AGM, 5.25%, 8/01/2049	1,000,000	1,041,267
Maryland Department of Transportation, Special Transportation Project Rev. (Baltimore/Washington International Thurgood Marshall Airport), ”A“, AGM, 5.25%, 8/01/2054	1,000,000	1,039,140
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., ”A“, 5%, 10/01/2025	1,525,000	1,538,273
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.125%, 6/30/2060	655,000	658,768
		$4,398,156
General Obligations - General Purpose – 10.5%
Anne Arundel County, MD, General Obligation, Consolidated Improvement, 5%, 4/01/2033	$1,895,000	$1,896,397
Anne Arundel County, MD, General Obligation, Consolidated Improvement, 5%, 10/01/2045	1,315,000	1,397,813
Baltimore County, MD, Metropolitan District (80th Issue), 4%, 3/01/2045	1,500,000	1,432,450
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	225,000	205,902
Cheverly, MD, Public Improvement, 4.5%, 11/01/2047	490,000	501,025
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.625%, 7/01/2029	45,031	48,238
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.75%, 7/01/2031	121,739	133,753
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2033	41,476	40,609
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2035	75,390	72,018
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2037	31,997	30,242
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2041	43,504	39,783
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2046	150,243	130,974
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, ”A“, 0%, 7/01/2033	53,375	36,571
Howard County, MD, Metropolitan District Project, ”B“, 3%, 8/15/2051	1,155,000	856,702
Howard County, MD, Metropolitan District Project, ”C“, 4%, 2/15/2048	1,500,000	1,418,417
Hyattsville, MD, General Obligation, 5%, 1/01/2049	1,000,000	994,479
Maryland Community Development Administration, Local Government Infrastructure, ”A-2“, 4%, 6/01/2036	1,210,000	1,202,471
Maryland State & Local Facilities Loan, General Obligation Refunding, ”A“, 5%, 8/01/2025	2,055,000	2,070,028
Montgomery County, MD, General Obligation, Consolidated Public Improvement, ”A“, 5%, 8/01/2035	1,000,000	1,105,643
State of Illinois, General Obligation, 5.5%, 5/01/2039	160,000	169,012
State of Illinois, General Obligation, ”C“, 4%, 10/01/2040	205,000	191,789
State of Illinois, General Obligation, ”C“, 4%, 10/01/2041	95,000	87,892
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	130,000	127,974
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	50,000	48,665
		$14,238,847
General Obligations - Schools – 0.5%
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 4%, 12/01/2047	$325,000	$264,376
Orange County, CA, Anaheim Elementary School District, AGM, 4%, 8/01/2048	405,000	387,812
		$652,188
Healthcare Revenue - Hospitals – 16.2%
Doylestown, PA, Hospital Authority Rev., ”A“, 4%, 7/01/2045 (Prerefunded 7/01/2029)	$5,000	$5,141
Doylestown, PA, Hospital Authority Rev., ”A“, 4%, 7/01/2045	10,000	8,826
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), ”A“, 4.125%, 7/01/2052	540,000	490,126
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), 5%, 1/01/2036	750,000	770,272
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2034	750,000	759,774
Maryland Health & Higher Educational Facilities Authority Rev. (Frederick Health System), 4%, 7/01/2045	1,000,000	890,837
Maryland Health & Higher Educational Facilities Authority Rev. (Greater Baltimore Medical Center), ”A“, 4%, 7/01/2039	1,145,000	1,079,625
Maryland Health & Higher Educational Facilities Authority Rev. (Greater Baltimore Medical Center), ”A“, 4%, 7/01/2041	1,000,000	932,143
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2028 (Prerefunded 7/01/2025)	750,000	753,784
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 4%, 7/01/2042	1,000,000	942,462
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5.25%, 7/01/2054	750,000	788,136
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), ”A“, AGM, 5.25%, 8/15/2038	1,155,000	1,277,262
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), 5%, 8/15/2029	900,000	902,778
MSTAFS-ANN
27

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), 5%, 8/15/2033	$1,030,000	$1,030,988
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), ”A“, 5%, 8/15/2041	505,000	505,076
Maryland Health & Higher Educational Facilities Authority Rev. (MedStar Health), ”A“, 5%, 5/15/2042	750,000	759,264
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), ”A“, 5%, 7/01/2032	600,000	609,496
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	501,824
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Health System), ”A“, 5%, 7/01/2033	1,205,000	1,262,072
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Health System), ”A“, 5%, 7/01/2035	500,000	520,875
Maryland Health & Higher Educational Facilities Authority Rev. (Trinity Health Credit Group), ”MD“, 5%, 12/01/2046	1,000,000	1,009,828
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”B“, 5%, 7/01/2034	1,000,000	1,028,951
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), ”D“, 4%, 7/01/2048	1,250,000	1,168,235
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland), ”A“, 5.25%, 7/01/2052	750,000	782,961
Maryland Health & Higher Educational Facilities Authority Rev. (University of Pittsburgh Medical Center), ”B“, 4%, 4/15/2045	995,000	918,365
Montgomery County, MD, Rev. (Trinity Health Credit Group), 5%, 12/01/2045	1,240,000	1,243,655
New York Dormitory Authority Rev. (Norwell Health Obligated Group), ”A“, 4.25%, 5/01/2052	590,000	557,178
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 4%, 4/15/2043	630,000	599,900
		$22,099,834
Healthcare Revenue - Long Term Care – 2.4%
Baltimore County, MD, Rev. (Oak Crest Village, Inc.), 4%, 1/01/2045	$1,000,000	$887,409
Baltimore County, MD, Rev. (Riderwood Village, Inc.), 4%, 1/01/2038	450,000	432,185
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	500,000	487,225
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), ”A“, 5%, 1/01/2045	500,000	502,395
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2042	350,000	336,419
Washington County, MD, County Commissioners Rev. (Diakon Lutheran Social Ministries Project), ”B“, 5%, 1/01/2032	575,000	614,514
		$3,260,147
Healthcare Revenue - Other – 0.2%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	$260,000	$260,105
Industrial Revenue - Environmental Services – 0.2%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 7/01/2041 (Put Date 7/01/2027)	$230,000	$230,261
Miscellaneous Revenue - Other – 2.0%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2025	$20,000	$20,058
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2034	85,000	85,401
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	70,000	68,123
Maryland Economic Development Corp., Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 4%, 7/01/2039	1,100,000	1,018,090
Montgomery County, MD, Transportation Fund Lease Authority Rev., ”A“, 5%, 11/01/2036	415,000	416,957
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044 (n)	240,000	240,526
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	315,000	316,753
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	490,000	496,715
Virgin Islands Matching Fund Special Purpose Securitization Corp., ”A“, 5%, 10/01/2026	40,000	40,801
		$2,703,424
Multi-Family Housing Revenue – 9.1%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), ”A“, 5%, 6/01/2044	$500,000	$500,130
Howard County, MD, Housing Commission Rev. (Orchard Meadows Apartments), 5%, 12/01/2043	500,000	512,212
Howard County, MD, Housing Commission Rev. (Woodfield Oxford Square Apartments), 5%, 12/01/2037	750,000	763,023
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, FHA, 4%, 7/01/2048	500,000	441,097
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 3.65%, 7/01/2049	505,000	448,086
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”D“, 3.35%, 7/01/2049	1,765,000	1,407,229
Maryland Community Development Administration, Multi-Family Development Rev. (Villages at Marley Station), ”D-1“, FNMA, 4.35%, 2/01/2044	1,250,000	1,209,151
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”A“, 4.85%, 7/01/2053	500,000	486,766
28
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Multi-Family Housing Revenue – continued
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”A-1“, FHA, 3.05%, 7/01/2044	$1,000,000	$778,602
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., ”C“, 5.125%, 7/01/2037	1,000,000	1,019,182
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Housing Development Rev., “C”, 3.1%, 7/01/2036	1,065,000	941,790
Montgomery County, MD, Housing Opportunities Commission, Multiple Purpose Rev., ”C“, 5.5%, 1/01/2048	1,000,000	1,078,685
Montgomery County, MD, Housing Opportunities Commission, Multiple Purpose Rev., ”C“, 5.125%, 1/01/2053	500,000	518,657
National Finance Authority, NH, Municipal Certificates, ”1-A“, 4.375%, 9/20/2036	277,549	277,323
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “G”, FHA, 2.45%, 11/01/2045	765,000	514,111
Virginia Housing Development Authority, Rental Housing, ”F“, HUD Section 8, 5.15%, 11/01/2048	500,000	508,586
Wisconsin Housing & Economic Development Authority, Multi-Family Housing, Taxable (Flats at Bishop Woods Project), ”E“, 4.75%, 6/01/2043	1,000,000	1,002,418
		$12,407,048
Parking – 1.0%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AAC, 5%, 7/01/2034	$1,385,000	$1,395,946
Port Revenue – 1.1%
Maryland Economic Development Corp. Rev. (Terminal Project), ”A“, 5%, 6/01/2044	$500,000	$504,388
Maryland Economic Development Corp. Rev. (Terminal Project), ”A“, 5%, 6/01/2049	250,000	250,842
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), ”A“, 5%, 6/01/2031	650,000	672,422
New York Liberty Development Corp., Liberty Refunding Rev. (1 World Trade Center Project), 2.75%, 2/15/2044	190,000	136,934
		$1,564,586
Sales & Excise Tax Revenue – 2.3%
Guam Government Business Privilege Tax Refunding, ”F“, 4%, 1/01/2042	$75,000	$69,392
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.55%, 7/01/2040	21,000	20,786
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.75%, 7/01/2053	81,000	77,877
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 5%, 7/01/2058	1,817,000	1,789,302
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	160,000	155,902
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	75,000	73,079
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.784%, 7/01/2058	267,000	254,147
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2029	6,000	5,077
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2031	338,000	264,563
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2033	332,000	237,922
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2046	151,000	49,277
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (a)(d)(n)	120,000	116,100
		$3,113,424
Secondary Schools – 0.2%
District of Columbia Rev. (Rocketship DC Obligated Group), ”A“, 5%, 6/01/2039 (n)	$250,000	$249,550
Single Family Housing - Local – 0.8%
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), ”A“, FHA, 5.75%, 7/01/2054	$980,000	$1,051,403
Single Family Housing - State – 8.2%
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 2.1%, 9/01/2041	$1,500,000	$1,028,834
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”A“, GNMA, 4.45%, 9/01/2043	500,000	489,626
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”A“, GNMA, 5.5%, 9/01/2053	905,000	965,266
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 2.1%, 3/01/2033	250,000	207,844
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”C“, 3%, 9/01/2051	745,000	731,201
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”D“, 5.05%, 3/01/2047	1,000,000	1,007,644
MSTAFS-ANN
29

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Single Family Housing - State – continued
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”D“, 6%, 3/01/2053	$855,000	$911,736
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”E“, GNMA, 5.1%, 3/01/2048	1,000,000	1,007,508
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”E“, GNMA, 6.25%, 3/01/2054	940,000	1,018,415
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”E“, GNMA, 6.25%, 9/01/2055	1,000,000	1,113,586
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “C”, 3%, 9/01/2039	1,000,000	830,932
Maryland Community Development Administration, Department of Housing & Community Development Rev., ”D“, FHA, 3.1%, 4/01/2026	975,000	975,917
Maryland Department of Housing & Community Development, ”J“, VRDN, 2.9%, 9/01/2040	900,000	900,000
		$11,188,509
State & Local Agencies – 15.3%
Baltimore County, MD, Rev. Certificates of Participation, (Equipment Acquisition Program), 5%, 3/01/2026	$1,000,000	$1,020,326
Maryland Economic Development Corp., Lease Rev. (Reservoir Square Project), 5%, 7/01/2056	2,000,000	2,025,910
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, 5%, 5/01/2041 (Prerefunded 5/01/2026)	500,000	511,987
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, ”A“, 5%, 5/01/2035	1,725,000	1,800,730
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, ”A“, 5%, 5/01/2038	500,000	518,856
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, Capital Appreciation, ”C“, 0%, 5/01/2054	2,000,000	458,969
Maryland Stadium Authority, Built to Learn Rev., 4%, 6/01/2046	1,405,000	1,303,898
Maryland Stadium Authority, Built to Learn Rev., 5%, 6/01/2046	1,500,000	1,587,271
Maryland Stadium Authority, Built to Learn Rev., 5.25%, 6/01/2051 (u)	1,500,000	1,598,385
Maryland Stadium Authority, Built to Learn Rev., ”A“, 4%, 6/01/2036	1,000,000	1,006,818
Maryland Stadium Authority, Built to Learn Rev., ”A“, 4%, 6/01/2041	1,500,000	1,425,150
Maryland Stadium Authority, Sport Entertainment Facilities Rev. (Hagerstown Project), ”A“, 5.25%, 6/15/2052	1,000,000	1,052,924
New Jersey Transportation Trust Fund Authority, ”CC“, 5.5%, 6/15/2050	75,000	87,712
Prince George's County, MD, COP (Suitland Public Infrastructure), 3%, 10/01/2038	1,000,000	867,545
Prince George's County, MD, COP (University of Maryland Capital Region Medical Center), 5%, 10/01/2037	1,000,000	1,046,157
Prince George's County, MD, COP (University of Maryland Capital Region Medical Center), 5%, 10/01/2048	1,500,000	1,532,852
Washington, D.C., Metropolitan Area Transit Authority Dedicated Rev. (Green Bonds - Climate Bond Certified), ”A“, 5%, 7/15/2040	1,500,000	1,611,160
Washington, D.C., Metropolitan Area Transit Authority Dedicated Rev., ”A“, 5.25%, 7/15/2059 (u)	1,315,000	1,386,188
		$20,842,838
Student Loan Revenue – 0.3%
Iowa Student Loan Liquidity Corp. Rev., ”C“, 3.5%, 12/01/2044	$115,000	$88,726
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 4%, 12/01/2041	385,000	376,652
		$465,378
Tax - Other – 2.6%
Anne Arundel County, MD, Special Taxing District Refunding Bonds (Villages at Two Rivers Project), AGM, 4.25%, 7/01/2044	$1,000,000	$954,833
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	90,000	91,816
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	225,000	238,547
Maryland Economic Development Corp., Recreational Facilities Rev. (Southfields Sports Park Complex), 5%, 10/01/2050	500,000	504,426
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2045	850,000	787,168
St. Clair County, AL, Board of Education, Special Tax School Warrants (15 Mill Moody Tax), ”A“, BAM, 4.125%, 2/01/2048	500,000	467,278
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”C-3“, 3%, 5/15/2051	600,000	438,161
		$3,482,229
Tax Assessment – 3.4%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), ”A“, 5%, 9/01/2038	$500,000	$501,691
Baltimore, MD, Special Obligation Rev. (Harbor Point Project), ”B“, 3.875%, 6/01/2046 (n)	300,000	254,536
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	500,000	504,111
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), ”B“, 4.625%, 7/01/2043 (n)	250,000	237,551
Frederick County, MD, Limited Obligation (Oakdale-Lake Linganore Project), 3.75%, 7/01/2039	500,000	445,997
30
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax Assessment – continued
Frederick County, MD, Senior Special Obligation Refunding (Urbana Community Development Authority), ”A“, 5%, 7/01/2026	$815,000	$833,882
Frederick County, MD, Senior Special Obligation Refunding (Urbana Community Development Authority), ”B“, 4%, 7/01/2040	170,000	157,832
Frederick County, MD, Special Tax Limited Obligation Refunding (Jefferson Technology Park Project), ”A“, 5%, 7/01/2043 (n)	250,000	247,178
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 5%, 2/15/2044	750,000	774,796
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.5%, 2/15/2047 (n)	300,000	274,850
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2050 (n)	500,000	412,794
		$4,645,218
Tobacco – 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2048	$410,000	$355,110
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	320,000	282,054
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, ”B-1“, 3.85%, 6/01/2050	295,000	271,476
		$908,640
Toll Roads – 1.0%
Metropolitan Washington, D.C., Airport Authority, Dulles Toll Road Rev. (Dulles Metrorail and Capital Improvement Projects), ”A“, AGM, 4%, 10/01/2052	$500,000	$446,432
Virginia Small Business Financing Authority Senior Lien Refunding Rev. (95 Express Lanes LLC Project), 5%, 1/01/2035	915,000	964,437
		$1,410,869
Transportation - Special Tax – 3.3%
Maryland Department of Transportation, Consolidated Transportation Refunding Rev., 5%, 7/01/2043	$1,000,000	$1,073,817
Maryland Department of Transportation, Consolidated Transportation, ”A“, 3%, 10/01/2033	500,000	467,535
Metropolitan Transportation Authority, NY, Refunding Rev. (Climate Bond Certified), ”E“, 4%, 11/15/2045	1,000,000	898,755
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	440,000	451,332
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	440,000	450,489
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2043	1,140,000	1,157,969
		$4,499,897
Universities - Colleges – 3.9%
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), ”A“, 5%, 7/01/2044	$500,000	$476,850
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2054	1,000,000	1,026,212
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), “A”, 5%, 10/01/2049	1,000,000	1,015,917
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 6/01/2033	450,000	453,022
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5.5%, 6/01/2047	1,000,000	1,025,690
Maryland Health & Higher Educational Facilities Authority Rev. (Stevenson University), “A”, 4%, 6/01/2046	750,000	646,547
Maryland Health & Higher Educational Facilities Authority Rev. (Stevenson University), “A”, 4%, 6/01/2051	250,000	209,054
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	420,000	331,736
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	65,000	65,072
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035 (n)	110,000	100,431
		$5,350,531
Universities - Dormitories – 2.3%
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park - Leonardtown Project), AGM, 5.25%, 7/01/2064	$750,000	$775,267
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	750,000	757,233
Maryland Economic Development Corp., Student Housing Rev. (Morgan State University Project), 5%, 7/01/2050	1,000,000	1,004,011
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	315,000	315,134
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	300,040
		$3,151,685
Utilities - Municipal Owned – 0.7%
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	$100,000	$55,500
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	160,000	88,800
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	250,000	138,750
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	40,000	22,200
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	95,000	52,725
MSTAFS-ANN
31

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	$40,000	$22,200
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	125,000	69,375
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	10,000	9,786
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	60,000	33,300
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	65,000	36,075
Texas Municipal Power Agency, Transmission System Rev., AGM, 2%, 9/01/2033	555,000	455,629
		$984,340
Utilities - Other – 2.1%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5.25%, 1/01/2054 (Put Date 10/01/2031)	$720,000	$752,353
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., ”B-1“, 5.25%, 2/01/2054 (Put Date 3/01/2031)	400,000	427,754
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), ”A“, 5.25%, 1/01/2054 (Put Date 7/01/2029)	665,000	699,856
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., ”A“, 5%, 11/01/2035	485,000	500,504
Tennergy Corp., TN, Gas Supply Rev., ”A“, 5.5%, 10/01/2053 (Put Date 12/01/2030)	410,000	431,073
		$2,811,540
Water & Sewer Utility Revenue – 2.3%
Baltimore, MD, Project Rev. (Water Projects), ”A“, 4%, 7/01/2038	$550,000	$542,402
Baltimore, MD, Project Rev. (Water Projects), ”A“, 4%, 7/01/2049	1,545,000	1,392,985
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	105,467
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	130,000	132,179
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	50,000	50,863
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 4%, 6/01/2049	1,000,000	941,101
		$3,164,997
Total Municipal Bonds (Identified Cost, $134,921,127)		$130,531,590
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $140,272)	$350,288	$112,092
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $97,808)	$171,593	$107,460
Mutual Funds (h) – 4.0%
Money Market Funds – 4.0%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $5,413,032)	5,412,644	$5,413,185
Other Assets, Less Liabilities – 0.0%		11,877
Net Assets – 100.0%		$136,176,204
See Portfolio Footnotes and Notes to Financial Statements
32
MSTAFS-ANN

Portfolio of Investments – continued
MFS Massachusetts Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.7%
Airport Revenue – 5.5%
Denver, CO, City & County Airport System Rev., ”A“, 4.125%, 11/15/2047	$265,000	$238,452
Denver, CO, City & County Airport System Rev., ”A“, 4.125%, 11/15/2053	250,000	222,004
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2038	2,000,000	2,056,384
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2040	2,755,000	2,817,024
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2042	3,000,000	3,018,652
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2042	3,455,000	3,570,959
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2047	1,500,000	1,502,375
Massachusetts Port Authority Rev., ”C“, 5%, 7/01/2044	3,000,000	3,034,567
Massachusetts Port Authority Rev., ”E“, 5%, 7/01/2051	3,055,000	3,106,737
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	1,675,000	1,704,568
		$21,271,722
General Obligations - General Purpose – 15.9%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$705,000	$645,159
Brockton, MA, Public Safety Facility, General Obligation, 4%, 8/01/2052	1,740,000	1,586,092
Commonwealth of Massachusetts, ”B“, 5.25%, 8/01/2028	2,225,000	2,397,144
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”A“, 5%, 5/01/2053	2,130,000	2,208,222
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”B“, 4%, 5/01/2045	2,000,000	1,858,427
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”B“, 5%, 5/01/2048	2,000,000	2,098,252
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”B“, 5%, 5/01/2054	2,115,000	2,200,030
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”E“, 5%, 8/01/2053	2,930,000	3,051,027
Commonwealth of Massachusetts, General Obligation Consolidated Loan, ”F“, 5%, 11/01/2042	3,000,000	3,080,166
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.625%, 7/01/2029	156,003	167,112
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.75%, 7/01/2031	343,525	377,426
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2033	143,685	140,681
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2035	282,284	269,659
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2037	110,848	104,767
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2041	150,711	137,819
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2046	516,737	450,464
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, ”A“, 0%, 7/01/2033	184,909	126,695
Framingham, MA, General Obligation Purpose Loan, 5%, 8/01/2041	1,095,000	1,162,509
Framingham, MA, General Obligation Purpose Loan, 5%, 8/01/2042	1,130,000	1,195,589
Hingham, MA, General Obligation, Municipal Purpose Loan, 4%, 2/01/2050	3,020,000	2,850,096
Holyoke, MA, General Obligation, 5.875%, 4/11/2025	3,000,000	3,002,134
Lawrence, MA, General Obligation Purpose Loan, 4%, 6/01/2034	1,125,000	1,163,011
Lawrence, MA, General Obligation Purpose Loan, 4%, 6/01/2044	1,665,000	1,568,162
Lawrence, MA, General Obligation Purpose Loan, 3%, 2/01/2049	3,000,000	2,221,795
Lowell, MA, General Obligation State Qualified Municipal Purpose Loan, 4.25%, 9/01/2053	3,000,000	2,788,203
Nantucket, MA, General Obligation Purpose Loan, ”A“, 4%, 8/15/2039	1,090,000	1,101,181
Nantucket, MA, General Obligation Purpose Loan, ”A“, 4%, 8/15/2040	1,125,000	1,129,833
Nantucket, MA, General Obligation Purpose Loan, ”A“, 4%, 8/15/2041	1,000,000	986,903
New Bedford, MA, General Obligation State Qualified Municipal Purpose Loan, 4%, 9/01/2047	3,000,000	2,777,700
Newton, MA, General Obligation Municipal Purpose Loan, 4%, 2/01/2047	4,300,000	4,076,170
Norton, MA, General Obligation Municipal Purpose Loan, 5%, 10/15/2025	350,000	354,283
Pittsfield, MA, General Obligation State Qualified Municipal Purpose Loan, 4%, 12/01/2041	685,000	672,087
Pittsfield, MA, General Obligation State Qualified Municipal Purpose Loan, 4%, 12/01/2042	790,000	765,577
Pittsfield, MA, General Obligation State Qualified Municipal Purpose Loan, 4%, 12/01/2043	730,000	699,052
Provincetown, MA, General Obligation Municipal Purpose Loan, Taxable, 3%, 6/15/2028	755,000	746,997
Quincy, MA, General Obligation Bond Anticipation Notes, 5%, 7/25/2025	2,500,000	2,515,890
Quincy, MA, General Obligation, ”B“, 5%, 7/01/2038	675,000	741,207
Quincy, MA, General Obligation, ”B“, 5%, 7/01/2039	740,000	807,210
Quincy, MA, General Obligation, ”B“, 5%, 7/01/2040	785,000	846,562
Quincy, MA, General Obligation, ”B“, 5%, 7/01/2041	620,000	665,048
Quincy, MA, General Obligation, ”B“, 5%, 7/01/2042	600,000	641,139
State of Illinois, General Obligation, 5.5%, 5/01/2039	280,000	295,772
State of Illinois, General Obligation, 5.75%, 5/01/2045	255,000	269,889
State of Illinois, General Obligation, ”C“, 4%, 10/01/2040	630,000	589,400
MSTAFS-ANN
33

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - General Purpose – continued
State of Illinois, General Obligation, ”C“, 4%, 10/01/2041	$280,000	$259,049
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	395,000	388,845
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	160,000	155,728
Tisbury, MA, General Obligation, Municipal Purpose Loan, Unlimited Tax, 3%, 8/15/2052	5,000,000	3,679,975
		$62,016,138
General Obligations - Schools – 2.3%
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 4%, 12/01/2047	$1,270,000	$1,033,102
Nashoba, MA, Regional School District, General Obligation Project Loan, ”70B“, 4%, 6/15/2045	3,010,000	2,853,714
Orange County, CA, Anaheim Elementary School District, AGM, 4%, 8/01/2048	1,285,000	1,230,463
Tri-County, MA, Regional School District General Obligation Project Loan, ”70B“, 4%, 6/01/2044	4,000,000	3,800,158
		$8,917,437
Healthcare Revenue - Hospitals – 16.1%
California Health Facilities Financing Authority Rev. (Cedars-Sinai Health System), ”A“, 5%, 8/15/2051	$2,405,000	$2,512,981
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), ”A“, 4.125%, 7/01/2052	1,960,000	1,778,977
Massachusetts Development Finance Agency Rev. (Atrius Health), ”A“, 4%, 6/01/2049 (Prerefunded 6/01/2029)	1,500,000	1,565,655
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), ”N“, 5%, 7/01/2044	2,000,000	2,000,748
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”J-2“, 5%, 7/01/2043	2,855,000	2,894,758
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”J-2“, 5%, 7/01/2048	3,115,000	3,125,719
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”K“, 5%, 7/01/2036	635,000	663,952
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”K“, 5%, 7/01/2037	850,000	884,915
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”K“, 5%, 7/01/2038	700,000	725,268
Massachusetts Development Finance Agency Rev. (Boston Medical Center), ”G“, 5.25%, 7/01/2048	2,000,000	2,070,812
Massachusetts Development Finance Agency Rev. (CareGroup), ”I“, 5%, 7/01/2037	1,000,000	1,010,439
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-2“, 5%, 7/01/2036	1,000,000	1,032,106
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-2“, 5%, 7/01/2037	1,000,000	1,030,462
Massachusetts Development Finance Agency Rev. (Children's Hospital), ”T“, 4%, 3/01/2054	2,500,000	2,237,038
Massachusetts Development Finance Agency Rev. (Children's Hospital), ”T“, 5.25%, 3/01/2054	3,000,000	3,173,488
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”N“, 5%, 12/01/2041	2,690,000	2,722,096
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), ”O“, 5%, 12/01/2034	400,000	422,959
Massachusetts Development Finance Agency Rev. (Lahey Health System), ”F“, 5%, 8/15/2030	2,000,000	2,010,446
Massachusetts Development Finance Agency Rev. (Mass General Brigham), ”D“, 5%, 7/01/2054	3,000,000	3,075,367
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), ”G“, 5%, 7/15/2046	1,000,000	1,099,645
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”Q“, 5%, 7/01/2041	1,810,000	1,827,407
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”Q“, 5%, 7/01/2047	1,500,000	1,501,952
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”S“, 4%, 7/01/2041	1,500,000	1,410,920
Massachusetts Development Finance Agency Rev. (South Shore Hospital), ”I“, 5%, 7/01/2041	2,300,000	2,279,460
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”I“, 5%, 7/01/2041	1,850,000	1,856,611
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	2,000,000	2,024,179
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”L“, 5%, 7/01/2044	1,000,000	1,003,036
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”N-1“, 5.25%, 7/01/2050	5,000,000	5,205,777
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 4%, 7/01/2044	2,080,000	1,761,172
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 5%, 7/01/2044	2,000,000	1,873,617
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”C“, AGM, 4%, 10/01/2045	4,075,000	3,750,762
New York Dormitory Authority Rev. (Norwell Health Obligated Group), ”A“, 4.25%, 5/01/2052	2,120,000	2,002,064
		$62,534,788
Healthcare Revenue - Long Term Care – 1.2%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,250,000	$1,252,454
Massachusetts Development Finance Agency Rev. (Adventcare), ”A“, 6.75%, 10/15/2037 (a)(d)	415,361	4
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 4%, 12/01/2042	485,000	429,777
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5%, 12/01/2042	525,000	526,257
Massachusetts Development Finance Agency Rev. (Loomis Communities), 4%, 1/01/2031 (n)	500,000	499,629
Massachusetts Development Finance Agency Rev. (Loomis Communities), 4%, 1/01/2051	900,000	775,115
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	1,250,000	1,265,175
		$4,748,411
34
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Industrial Revenue - Environmental Services – 0.0%
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 4.1%, 12/01/2044 (Put Date 12/01/2025)	$165,000	$164,955
Industrial Revenue - Other – 0.1%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	$500,000	$451,651
Miscellaneous Revenue - Other – 2.3%
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2037	$1,000,000	$1,034,225
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2038	1,000,000	1,031,228
Massachusetts Development Finance Agency Rev. (Woods Hole Oceanographic Institution), 5%, 6/01/2043	1,000,000	1,017,948
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2038	1,180,000	1,207,371
Massachusetts Port Authority Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2039	2,000,000	2,041,076
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044 (n)	950,000	952,081
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	1,495,000	1,515,488
Virgin Islands Matching Fund Special Purpose Securitization Corp., ”A“, 5%, 10/01/2026	140,000	142,802
		$8,942,219
Multi-Family Housing Revenue – 6.4%
Massachusetts Housing Finance Agency Housing, ”B“, 4.125%, 12/01/2036	$3,000,000	$2,926,155
Massachusetts Housing Finance Agency Housing, ”C“, 5.35%, 12/01/2049	75,000	75,013
Massachusetts Housing Finance Agency Rev., “A-3”, 3.05%, 12/01/2027	3,000,000	2,976,744
Massachusetts Housing Finance Agency, ”A“, 3.7%, 12/01/2038	1,000,000	933,293
Massachusetts Housing Finance Agency, ”A“, 3.8%, 12/01/2043	2,025,000	1,822,936
Massachusetts Housing Finance Agency, ”A-1“, 4.55%, 12/01/2044	1,000,000	990,847
Massachusetts Housing Finance Agency, ”A-1“, 4.7%, 12/01/2049	800,000	799,963
Massachusetts Housing Finance Agency, ”A-1“, 4.8%, 12/01/2054	1,000,000	991,292
Massachusetts Housing Finance Agency, ”C-1“, 4.85%, 12/01/2043	1,000,000	1,006,293
Massachusetts Housing Finance Agency, ”C-1“, 5.1%, 12/01/2048	1,000,000	1,007,617
Massachusetts Housing Finance Agency, ”C-1“, 5.2%, 12/01/2053	1,000,000	1,009,072
Massachusetts Housing Finance Agency, ”C-1“, 5.125%, 12/01/2057	3,000,000	3,021,224
Massachusetts Housing Finance Agency, “C-1”, 2.9%, 12/01/2039	1,000,000	798,408
Massachusetts Housing Finance Agency, “C-1”, 3.1%, 12/01/2044	2,000,000	1,563,401
Massachusetts Housing Finance Agency, Multi-Family Housing, ”A“, FHA, 4.75%, 12/01/2030	1,425,000	1,425,791
Massachusetts Housing Finance Agency, Multi-Family Housing, ”A“, FHA, 4.875%, 12/01/2032	1,190,000	1,190,523
National Finance Authority, NH, Municipal Certificates, ”1-A“, 4.375%, 9/20/2036	1,083,839	1,082,957
North Carolina Housing Finance Agency (Multi-Family Tax-Exempt Mortgaged Back), FNMA, 4.45%, 5/01/2040	993,465	984,759
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family (Cedar Ridge Terrace Apartments), ”A“, FNMA, 4.45%, 4/01/2043	140,000	135,607
		$24,741,895
Sales & Excise Tax Revenue – 5.5%
Guam Government Business Privilege Tax Refunding, ”F“, 4%, 1/01/2042	$255,000	$235,933
Massachusetts Bay Transportation Authority, Sales Tax Rev., ”A-1“, 5.25%, 7/01/2029	1,850,000	2,035,598
Massachusetts Bay Transportation Authority, Senior Sales Tax, ”A“, 5.25%, 7/01/2052	4,000,000	4,261,646
Massachusetts Bay Transportation Authority, Senior Sales Tax, Capital Appreciation, ”A“, 0%, 7/01/2030	1,465,000	1,206,214
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., ”A“, 5%, 2/15/2044	4,000,000	4,126,653
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	5,000	4,682
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.55%, 7/01/2040	73,000	72,256
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.75%, 7/01/2053	239,000	229,786
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 5%, 7/01/2058	3,806,000	3,747,983
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	597,000	581,708
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	256,000	249,443
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.784%, 7/01/2058	2,179,000	2,074,102
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2029	22,000	18,616
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2031	1,059,000	828,913
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2033	1,011,000	724,515
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2046	475,000	155,011
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (a)(d)(n)	585,000	565,988
MSTAFS-ANN
35

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	$360,000	$348,300
		$21,467,347
Secondary Schools – 2.1%
District of Columbia Rev. (Rocketship DC Obligated Group), ”A“, 5%, 6/01/2056 (n)	$290,000	$265,851
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2039	1,000,000	1,002,339
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2054	1,000,000	971,859
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	500,344
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,015,637
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), ”B“, 5%, 7/01/2037	1,000,000	1,001,170
Massachusetts Development Finance Agency Rev. (Middlesex School), 4.25%, 7/01/2054	1,350,000	1,252,251
Massachusetts Development Finance Agency Rev. (Roxbury Latin School), ”A“, 3.5%, 7/01/2044	265,000	225,495
Massachusetts Development Finance Agency Rev. (Sabis International Charter School), 5%, 4/15/2033	2,000,000	2,000,026
		$8,234,972
Single Family Housing - State – 4.6%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), ”C-1“, 4%, 11/15/2047	$245,000	$245,317
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”206“, 3.3%, 6/01/2034	365,000	343,428
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”206“, 3.45%, 12/01/2036	485,000	454,320
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”215“, GNMA, 4%, 12/01/2050	1,695,000	1,704,396
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”220“, GNMA, 1.35%, 12/01/2029	400,000	349,390
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”222“, GNMA, 3%, 6/01/2051	775,000	758,170
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”225“, 5.5%, 12/01/2052	3,580,000	3,782,021
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”230“, 4.3%, 6/01/2025	475,000	475,542
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”230“, 4.35%, 12/01/2025	525,000	527,747
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”230“, 4.45%, 6/01/2026	315,000	318,105
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”234“, GNMA, 4.5%, 12/01/2044	1,250,000	1,228,956
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”234“, GNMA, 4.7%, 12/01/2049	2,750,000	2,718,243
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”237“, 4.5%, 12/01/2049	630,000	620,137
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”237“, 4.55%, 12/01/2054	500,000	486,063
Massachusetts Housing Finance Agency, Single Family Housing Rev., ”242“, GNMA, 4.75%, 12/01/2050	1,500,000	1,490,839
Massachusetts Housing Finance Agency, Single Family Housing Rev., “214”, GNMA, 2.95%, 12/01/2044	1,865,000	1,414,299
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, ”231“, 4.7%, 12/01/2033	500,000	520,790
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, ”231“, 4.75%, 12/01/2034	560,000	577,515
		$18,015,278
Student Loan Revenue – 5.7%
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2046	$2,250,000	$1,918,199
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3%, 7/01/2051	2,000,000	1,317,637
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2052	3,000,000	2,426,087
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 5%, 7/01/2029	1,400,000	1,458,008
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 5%, 7/01/2030	1,300,000	1,361,062
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 5%, 7/01/2031	1,000,000	1,051,567
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 2%, 7/01/2037	2,105,000	1,883,471
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 4.25%, 7/01/2044	3,000,000	2,912,779
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 5%, 7/01/2032	1,450,000	1,524,681
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3.75%, 7/01/2047	4,000,000	3,228,795
Massachusetts Educational Financing Authority, Education Loan Rev., ”N“, 4.25%, 7/01/2032	1,800,000	1,774,097
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 4%, 12/01/2041	1,330,000	1,301,162
		$22,157,545
Tax - Other – 0.8%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$270,000	$275,449
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	710,000	752,748
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	1,670,000	1,719,696
Guam Government Limited Obligation Rev., ”A“, 5%, 12/01/2036	120,000	121,468
36
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Guam Government Limited Obligation Rev., ”A“, 5%, 12/01/2046	$370,000	$372,277
		$3,241,638
Tax Assessment – 0.0%
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	$25,000	$24,614
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	31,000	31,255
		$55,869
Tobacco – 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2048	$1,290,000	$1,117,297
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	505,000	445,116
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, ”B-1“, 3.85%, 6/01/2050	1,085,000	998,482
		$2,560,895
Toll Roads – 0.3%
Massachusetts Department of Transportation, Metropolitan Highway System Refunding Rev., Subordinated Contract Assistance, 5%, 1/01/2037	$1,000,000	$1,052,162
Transportation – 1.1%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement Program), ”A“, 5%, 6/01/2053	$4,000,000	$4,177,866
Transportation - Special Tax – 2.3%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), ”A“, 5%, 6/01/2036	$2,850,000	$2,897,684
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), ”A“, 5%, 6/01/2042	3,000,000	3,062,002
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement Program), ”B“, 5%, 6/01/2049	3,000,000	3,139,048
		$9,098,734
Universities - Colleges – 18.4%
Connecticut Health & Educational Facilities Authority Rev. (Connecticut College), ”M“, 3%, 7/01/2047	$2,830,000	$2,100,785
Massachusetts Development Finance Agency Refunding Rev. (Boston College), ”W“, 4.25%, 7/01/2055 (w)	3,500,000	3,336,419
Massachusetts Development Finance Agency Refunding Rev. (Boston University), ”B-2“, 5%, 10/01/2048	2,000,000	2,103,100
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), ”S-1“, 5%, 10/01/2038	3,015,000	3,182,139
Massachusetts Development Finance Agency Refunding Rev. (Brandeis University), ”S-1“, 5%, 10/01/2040	2,665,000	2,790,796
Massachusetts Development Finance Agency Refunding Rev. (Emerson College), 5.25%, 1/01/2044	1,020,000	1,069,199
Massachusetts Development Finance Agency Refunding Rev. (Olin College), ”F“, 5%, 11/01/2040	850,000	908,200
Massachusetts Development Finance Agency Refunding Rev. (Olin College), ”F“, 5%, 11/01/2042	950,000	1,002,274
Massachusetts Development Finance Agency Refunding Rev. (Olin College), ”F“, 4.125%, 11/01/2043	1,250,000	1,213,337
Massachusetts Development Finance Agency Refunding Rev. (Smith College), 4%, 7/01/2045	2,000,000	1,898,935
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	970,000	972,850
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2036	850,000	850,115
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2037	625,000	621,513
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2038	340,000	335,793
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 4%, 7/01/2039	3,055,000	2,675,726
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	1,500,000	1,518,305
Massachusetts Development Finance Agency Rev. (Brandeis University), ”R“, 5%, 10/01/2038	835,000	874,446
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2043	725,000	727,753
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2048	2,845,000	2,843,661
Massachusetts Development Finance Agency Rev. (Emerson College), ”A“, 5.25%, 1/01/2042	2,000,000	2,011,279
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2043	2,000,000	1,907,604
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	1,375,000	1,121,331
Massachusetts Development Finance Agency Rev. (Lasell University), 4%, 7/01/2045	250,000	194,161
Massachusetts Development Finance Agency Rev. (Merrimack College), 5%, 7/01/2047	1,000,000	970,665
Massachusetts Development Finance Agency Rev. (Merrimack College), 5%, 7/01/2052	2,300,000	2,212,446
Massachusetts Development Finance Agency Rev. (Merrimack College), ”B“, 4%, 7/01/2042	475,000	416,740
Massachusetts Development Finance Agency Rev. (Merrimack College), ”B“, 4%, 7/01/2050	1,825,000	1,515,549
Massachusetts Development Finance Agency Rev. (Northeastern University), 5%, 10/01/2044	2,000,000	2,108,399
Massachusetts Development Finance Agency Rev. (Northeastern University), ”A“, 5%, 10/01/2042	2,000,000	2,151,629
Massachusetts Development Finance Agency Rev. (Simmons University), ”H“, SYNCORA, 5.25%, 10/01/2026	970,000	984,864
Massachusetts Development Finance Agency Rev. (Simmons University), ”L“, 5%, 10/01/2035	2,000,000	1,987,187
MSTAFS-ANN
37

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Massachusetts Development Finance Agency Rev. (Springfield College), ”A“, 4%, 6/01/2056	$1,500,000	$1,059,878
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2046	1,000,000	813,332
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	1,385,000	1,093,938
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology), 5%, 10/01/2046	2,000,000	1,926,105
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,112,993
Massachusetts Development Finance Agency Rev. (Western New England University), AGM, 5%, 9/01/2038	2,550,000	2,621,515
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2039	950,000	994,287
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 9/01/2047	1,395,000	1,415,566
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	1,837,287
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), ”I-1“, 5.2%, 1/01/2028	1,000,000	1,068,083
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts), ”A“, 2.45%, 11/01/2030 (Put Date 4/01/2026)	3,500,000	3,466,542
Massachusetts Health & Educational Facilities Authority Rev. (Williams College), ”I“, 0.7%, 7/01/2033 (Put Date 7/01/2025)	2,200,000	2,179,797
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	240,000	239,990
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	75,000	75,065
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	90,000	90,193
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	470,000	472,953
University of Massachusetts Building Authority Project Senior Rev., ”1“, 5%, 11/01/2040	2,500,000	2,513,677
		$71,588,401
Universities - Dormitories – 0.6%
Massachusetts Development Finance Agency Rev., CHF Merrimack, Inc. (Merrimack College Student Housing Project), ”A“, 5%, 7/01/2054	$1,300,000	$1,302,529
Massachusetts Development Finance Agency Rev., CHF Merrimack, Inc. (Merrimack College Student Housing Project), ”A“, 5%, 7/01/2060	1,100,000	1,094,362
		$2,396,891
Utilities - Municipal Owned – 0.5%
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	$315,000	$174,825
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	510,000	283,050
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	800,000	444,000
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	300,000	166,500
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	135,000	74,925
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	415,000	230,325
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2029	385,000	378,583
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	35,000	34,251
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	220,000	122,100
		$1,908,559
Utilities - Other – 3.5%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5.25%, 1/01/2054 (Put Date 10/01/2031)	$2,250,000	$2,351,102
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., ”B-1“, 5.25%, 2/01/2054 (Put Date 3/01/2031)	1,200,000	1,283,263
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), ”A“, 5.25%, 1/01/2054 (Put Date 7/01/2029)	2,065,000	2,173,237
Southeast Alabama Energy, Cooperative District Energy Supply Rev., ”A-1“, 5.5%, 11/01/2053 (Put Date 1/01/2031)	2,720,000	2,932,691
Tennergy Corp., TN, Gas Supply Rev., ”A“, 5.5%, 10/01/2053 (Put Date 12/01/2030)	1,270,000	1,335,276
Tennessee Energy Acquisition Corp., Gas Project Rev., ”A“, 5.25%, 9/01/2026	1,610,000	1,633,395
Tennessee Energy Acquisition Corp., Gas Project Rev., ”A-1“, 5%, 5/01/2053 (Put Date 5/01/2028)	2,020,000	2,081,731
		$13,790,695
Water & Sewer Utility Revenue – 1.8%
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	$455,000	$462,627
Massachusetts Clean Water Trust Revolving, ”26 B“, 5%, 2/01/2043	1,000,000	1,090,351
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,356,700
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,315,639
Massachusetts Water Resources Authority, General Rev., ”B“, 5%, 8/01/2042	430,000	462,337
38
MSTAFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Water & Sewer Utility Revenue – continued
Massachusetts Water Resources Authority, General Rev., ”B“, 5%, 8/01/2043	$750,000	$802,937
Massachusetts Water Resources Authority, General Rev., ”B“, AGM, 5.25%, 8/01/2029	595,000	654,889
		$7,145,480
Total Municipal Bonds (Identified Cost, $395,255,413)		$380,681,548
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $421,034)	$1,050,865	$336,277
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $338,835)	$594,447	$372,272
Mutual Funds (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $5,866,306)	5,865,886	$5,866,473
Other Assets, Less Liabilities – 0.6%		2,527,792
Net Assets – 100.0%		$389,784,362
Portfolio Footnotes:
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:
	Affiliated Issuers	Unaffiliated Issuers
Alabama Fund	$2,171,553	$67,402,194
Arkansas Fund	3,518,065	145,012,901
California Fund	11,245,030	690,115,352
Georgia Fund	2,250,200	106,677,230
Maryland Fund	5,413,185	130,751,142
Massachusetts Fund	5,866,473	381,390,097
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities and percentage of net assets for each fund is as follows:
	Value	Percent of net assets
Alabama Fund	$954,776	1.4%
Arkansas Fund	1,681,142	1.1%
California Fund	53,331,049	7.6%
Georgia Fund	2,538,474	2.4%
Maryland Fund	2,245,608	1.6%
Massachusetts Fund	4,684,952	1.2%
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
MSTAFS-ANN
39

Portfolio of Investments – continued
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The following fund(s) holds the following restricted securities:
Alabama Fund
Restricted Securities	Acquisition Date	Cost	Value
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev. (Cherokee Industrial Landfill Project), ”A“, 6%, 5/01/2040	6/10/2020	$314,701	$315,561
% of Net assets			0.5%
California Fund
Restricted Securities	Acquisition Date	Cost	Value
California School Finance Authority, Charter School Rev. (Downtown College Prep - Obligated Group), 5%, 6/01/2046	4/22/2016	$1,003,363	$600,000
% of Net assets			0.1%
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
AID	U.S. Agency for International Development
BAM	Build America Mutual
COP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.
See Notes to Financial Statements
40
MSTAFS-ANN

Financial Statements
Statements of Assets and Liabilities
At 3/31/25
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $70,488,874, $152,370,830, and $707,991,477, respectively)	$67,402,194	$145,012,901	$690,115,352
Investments in affiliated issuers, at value (identified cost, $2,171,539, $3,518,017, and $11,244,697, respectively)	2,171,553	3,518,065	11,245,030
Receivables for
Investments sold	135,000	871,505	—
Fund shares sold	61,321	54,099	967,985
Interest	857,180	1,738,937	8,281,558
Receivable from investment adviser	6,117	4,407	—
Other assets	317	537	1,485
Total assets	$70,633,682	$151,200,451	$710,611,410
Liabilities
Payable to custodian	$—	$—	$7,403
Payables for
Distributions	20,247	19,237	192,264
Interest expense and fees	—	—	7,842
Fund shares reacquired	66,189	138,168	1,475,334
When-issued investments purchased	814,800	4,213,310	6,913,378
Payable to the holders of the floating rate certificates	—	—	2,001,042
Payable to affiliates
Investment adviser	—	—	33,284
Administrative services fee	218	325	1,086
Shareholder servicing costs	13,626	32,996	125,156
Distribution and service fees	1,347	1,272	5,706
Payable for independent Trustees' compensation	10	1	3,130
Payable for audit and tax fees	60,977	60,977	60,977
Accrued expenses and other liabilities	15,756	19,885	52,099
Total liabilities	$993,170	$4,486,171	$10,878,701
Net assets	$69,640,512	$146,714,280	$699,732,709
Net assets consist of
Paid-in capital	$78,342,605	$163,855,147	$748,145,400
Total distributable earnings (loss)	(8,702,093)	(17,140,867)	(48,412,691)
Net assets	$69,640,512	$146,714,280	$699,732,709
41

Statements of Assets and Liabilities – continued
	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$49,179,800	$116,326,910	$446,693,582
Class B	54,338	51,479	112,485
Class C	—	—	7,556,168
Class I	16,234,547	23,311,046	153,420,656
Class R6	4,171,827	7,024,845	91,949,818
Total net assets	$69,640,512	$146,714,280	$699,732,709
Shares of beneficial interest outstanding
Class A	5,308,028	13,059,085	81,723,603
Class B	5,862	5,772	20,571
Class C	—	—	1,378,016
Class I	1,838,640	2,636,084	17,245,358
Class R6	472,471	794,484	10,342,429
Total shares of beneficial interest outstanding	7,625,001	16,495,425	110,709,977
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$9.27	$8.91	$5.47
Offering price per share (100 / 95.75 x net asset value per share)	$9.68	$9.31	$5.71
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$9.27	$8.92	$5.47
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$—	$—	$5.48
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.83	$8.84	$8.90
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.83	$8.84	$8.89
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements
42

Statements of Assets and Liabilities – continued
At 3/31/25	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $110,259,737, $135,159,207, and $396,015,282, respectively)	$106,677,230	$130,751,142	$381,390,097
Investments in affiliated issuers, at value (identified cost, $2,250,200, $5,413,032, and $5,866,306, respectively)	2,250,200	5,413,185	5,866,473
Receivables for
Investments sold	829,652	55,000	453,200
Fund shares sold	39,076	108,136	2,158,949
Interest	1,325,489	1,617,205	4,858,601
Receivable from investment adviser	4,013	10,802	—
Other assets	453	474	980
Total assets	$111,126,113	$137,955,944	$394,728,300
Liabilities
Payable to custodian	$—	$—	$1,135
Payables for
Distributions	22,445	36,603	124,280
Interest expense and fees	—	15,239	—
Fund shares reacquired	273,089	205,778	1,258,362
When-issued investments purchased	2,805,005	—	3,361,540
Payable to the holders of the floating rate certificates	—	1,410,000	—
Payable to affiliates
Investment adviser	—	—	890
Administrative services fee	271	310	660
Shareholder servicing costs	18,940	25,454	94,450
Distribution and service fees	1,988	2,181	4,968
Payable for independent Trustees' compensation	8	1,874	1,871
Payable for audit and tax fees	60,977	60,977	60,977
Accrued expenses and other liabilities	18,680	21,324	34,805
Total liabilities	$3,201,403	$1,779,740	$4,943,938
Net assets	$107,924,710	$136,176,204	$389,784,362
Net assets consist of
Paid-in capital	$119,301,151	$147,342,843	$427,811,925
Total distributable earnings (loss)	(11,376,441)	(11,166,639)	(38,027,563)
Net assets	$107,924,710	$136,176,204	$389,784,362
43

Statements of Assets and Liabilities – continued
	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$72,822,376	$79,410,359	$181,632,841
Class B	52,104	151,371	93,148
Class I	19,005,481	40,504,265	196,108,231
Class R6	16,044,749	16,110,209	11,950,142
Total net assets	$107,924,710	$136,176,204	$389,784,362
Shares of beneficial interest outstanding
Class A	7,366,746	8,045,758	18,096,142
Class B	5,251	15,345	9,266
Class I	2,120,427	4,549,465	22,323,079
Class R6	1,789,115	1,808,965	1,359,436
Total shares of beneficial interest outstanding	11,281,539	14,419,533	41,787,923
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$9.89	$9.87	$10.04
Offering price per share (100 / 95.75 x net asset value per share)	$10.33	$10.31	$10.49
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$9.92	$9.86	$10.05
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.96	$8.90	$8.78
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.97	$8.91	$8.79
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.
See Notes to Financial Statements
44

Financial Statements
Statements of Operations
Year ended 3/31/25
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	Alabama Fund	Arkansas Fund	California Fund
Net investment income (loss)
Interest	$2,709,874	$5,647,977	$25,863,250
Dividends from affiliated issuers	100,064	97,005	677,433
Other	18	33	85
Total investment income	$2,809,956	$5,745,015	$26,540,768
Expenses
Management fee	$318,558	$663,763	$2,938,306
Distribution and service fees	125,079	298,553	1,127,587
Shareholder servicing costs	44,901	108,525	388,749
Administrative services fee	20,436	31,237	102,348
Independent Trustees' compensation	3,369	4,663	13,667
Custodian fee	18,428	27,014	83,331
Shareholder communications	7,748	10,628	23,092
Audit and tax fees	71,480	71,483	71,502
Legal fees	9,469	13,260	53,008
Registration fees	60,888	63,568	83,140
Interest expense and fees	—	—	11,476
Miscellaneous	31,113	32,430	37,146
Total expenses	$711,469	$1,325,124	$4,933,352
Fees paid indirectly	(12)	(17)	(387)
Reduction of expenses by investment adviser and distributor	(128,043)	(324,109)	(706,135)
Net expenses	$583,414	$1,000,998	$4,226,830
Net investment income (loss)	$2,226,542	$4,744,017	$22,313,938
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(274,350)	$(750,832)	$(1,815,467)
Affiliated issuers	(8)	54	248
Net realized gain (loss)	$(274,358)	$(750,778)	$(1,815,219)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,168,838)	$(2,259,891)	$(13,725,727)
Affiliated issuers	(144)	(342)	(915)
Net unrealized gain (loss)	$(1,168,982)	$(2,260,233)	$(13,726,642)
Net realized and unrealized gain (loss)	$(1,443,340)	$(3,011,011)	$(15,541,861)
Change in net assets from operations	$783,202	$1,733,006	$6,772,077
See Notes to Financial Statements
45

Statements of Operations – continued
Year ended 3/31/25	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income (loss)
Interest	$4,117,630	$4,935,518	$13,879,442
Dividends from affiliated issuers	71,013	156,538	549,491
Other	—	27	60
Total investment income	$4,188,643	$5,092,083	$14,428,993
Expenses
Management fee	$493,842	$573,239	$1,681,606
Distribution and service fees	191,029	187,134	450,904
Shareholder servicing costs	60,053	91,464	301,305
Administrative services fee	25,920	28,396	63,069
Independent Trustees' compensation	4,023	4,619	8,743
Custodian fee	25,811	27,408	47,564
Shareholder communications	9,821	10,422	17,690
Audit and tax fees	71,482	71,482	71,492
Legal fees	12,154	21,569	38,947
Registration fees	61,553	67,429	64,927
Interest expense and fees	—	25,966	—
Miscellaneous	31,977	31,750	36,650
Total expenses	$987,665	$1,140,878	$2,782,897
Fees paid indirectly	(11)	(129)	(316)
Reduction of expenses by investment adviser and distributor	(92,102)	(198,401)	(206,774)
Net expenses	$895,552	$942,348	$2,575,807
Net investment income (loss)	$3,293,091	$4,149,735	$11,853,186
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(517,062)	$(84,626)	$(951,980)
Affiliated issuers	(113)	63	(127)
Net realized gain (loss)	$(517,175)	$(84,563)	$(952,107)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,527,577)	$(2,141,721)	$(5,726,007)
Affiliated issuers	(359)	(462)	(1,542)
Net unrealized gain (loss)	$(1,527,936)	$(2,142,183)	$(5,727,549)
Net realized and unrealized gain (loss)	$(2,045,111)	$(2,226,746)	$(6,679,656)
Change in net assets from operations	$1,247,980	$1,922,989	$5,173,530
See Notes to Financial Statements
46

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 3/31/25	Alabama Fund	Arkansas Fund	California Fund
Change in net assets
From operations
Net investment income (loss)	$2,226,542	$4,744,017	$22,313,938
Net realized gain (loss)	(274,358)	(750,778)	(1,815,219)
Net unrealized gain (loss)	(1,168,982)	(2,260,233)	(13,726,642)
Change in net assets from operations	$783,202	$1,733,006	$6,772,077
Total distributions to shareholders	$(2,204,829)	$(4,772,389)	$(22,315,370)
Change in net assets from fund share transactions	$3,787,690	$3,252,584	$127,637,010
Total change in net assets	$2,366,063	$213,201	$112,093,717
Net assets
At beginning of period	67,274,449	146,501,079	587,638,992
At end of period	$69,640,512	$146,714,280	$699,732,709
Year ended 3/31/25	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets
From operations
Net investment income (loss)	$3,293,091	$4,149,735	$11,853,186
Net realized gain (loss)	(517,175)	(84,563)	(952,107)
Net unrealized gain (loss)	(1,527,936)	(2,142,183)	(5,727,549)
Change in net assets from operations	$1,247,980	$1,922,989	$5,173,530
Total distributions to shareholders	$(3,287,842)	$(4,076,975)	$(11,892,308)
Change in net assets from fund share transactions	$2,700,733	$18,494,324	$42,281,288
Total change in net assets	$660,871	$16,340,338	$35,562,510
Net assets
At beginning of period	107,263,839	119,835,866	354,221,852
At end of period	$107,924,710	$136,176,204	$389,784,362
See Notes to Financial Statements
47

Statements of Changes in Net Assets – continued
Year ended 3/31/24	Alabama Fund	Arkansas Fund	California Fund
Change in net assets
From operations
Net investment income (loss)	$2,020,550	$4,390,480	$17,655,048
Net realized gain (loss)	(768,204)	(707,945)	(3,001,725)
Net unrealized gain (loss)	869,857	216,212	10,568,022
Change in net assets from operations	$2,122,203	$3,898,747	$25,221,345
Total distributions to shareholders	$(2,062,899)	$(4,467,612)	$(18,372,917)
Change in net assets from fund share transactions	$(2,477,568)	$(1,217,342)	$85,698,568
Total change in net assets	$(2,418,264)	$(1,786,207)	$92,546,996
Net assets
At beginning of period	69,692,713	148,287,286	495,091,996
At end of period	$67,274,449	$146,501,079	$587,638,992
Year ended 3/31/24	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets
From operations
Net investment income (loss)	$2,956,054	$3,840,574	$11,329,501
Net realized gain (loss)	(534,795)	(1,146,398)	(4,388,982)
Net unrealized gain (loss)	999,901	313,716	2,439,001
Change in net assets from operations	$3,421,160	$3,007,892	$9,379,520
Total distributions to shareholders	$(3,038,662)	$(3,942,683)	$(11,611,381)
Change in net assets from fund share transactions	$1,754,087	$(8,134,735)	$(49,746,133)
Total change in net assets	$2,136,585	$(9,069,526)	$(51,977,994)
Net assets
At beginning of period	105,127,254	128,905,392	406,199,846
At end of period	$107,263,839	$119,835,866	$354,221,852
See Notes to Financial Statements
48

Financial Statements
Financial Highlights
MFS Alabama Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.45	$9.41	$9.89	$10.46	$10.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.27	$0.22	$0.16	$0.22
Net realized and unrealized gain (loss)	(0.18)	0.05	(0.47)	(0.57)	0.28
Total from investment operations	$0.11	$0.32	$(0.25)	$(0.41)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.23)	$(0.16)	$(0.22)
Net asset value, end of period (x)	$9.27	$9.45	$9.41	$9.89	$10.46
Total return (%) (r)(s)(t)(x)	1.12	3.50	(2.52)	(4.00)	4.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.09	1.05	0.99	1.01
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income (loss)	3.07	2.95	2.33	1.52	2.07
Portfolio turnover rate	24	24	30	10	25
Net assets at end of period (000 omitted)	$49,180	$46,630	$46,256	$62,260	$61,257
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.46	$9.41	$9.90	$10.47	$10.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.20	$0.15	$0.08	$0.15
Net realized and unrealized gain (loss)	(0.19)	0.06	(0.48)	(0.57)	0.28
Total from investment operations	$0.03	$0.26	$(0.33)	$(0.49)	$0.43
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.16)	$(0.08)	$(0.14)
Net asset value, end of period (x)	$9.27	$9.46	$9.41	$9.90	$10.47
Total return (%) (r)(s)(t)(x)	0.27	2.84	(3.35)	(4.71)	4.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.85	1.80	1.74	1.77
Expenses after expense reductions (f)	1.65	1.65	1.65	1.65	1.65
Net investment income (loss)	2.32	2.20	1.60	0.77	1.44
Portfolio turnover rate	24	24	30	10	25
Net assets at end of period (000 omitted)	$54	$54	$59	$61	$64
See Notes to Financial Statements
49

Financial Highlights − continued
MFS Alabama Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.01	$8.97	$9.43	$9.97	$9.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.23	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.18)	0.05	(0.45)	(0.54)	0.27
Total from investment operations	$0.12	$0.33	$(0.22)	$(0.36)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.24)	$(0.18)	$(0.23)
Net asset value, end of period (x)	$8.83	$9.01	$8.97	$9.43	$9.97
Total return (%) (r)(s)(t)(x)	1.28	3.78	(2.31)	(3.73)	5.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.84	0.80	0.74	0.76
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.65
Net investment income (loss)	3.32	3.20	2.57	1.77	2.31
Portfolio turnover rate	24	24	30	10	25
Net assets at end of period (000 omitted)	$16,235	$17,204	$20,064	$30,262	$29,971
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.01	$8.97	$9.43	$9.97	$9.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.24	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.18)	0.04	(0.46)	(0.54)	0.28
Total from investment operations	$0.12	$0.33	$(0.22)	$(0.36)	$0.51
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.24)	$(0.18)	$(0.24)
Net asset value, end of period (x)	$8.83	$9.01	$8.97	$9.43	$9.97
Total return (%) (r)(s)(t)(x)	1.34	3.85	(2.24)	(3.66)	5.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.73	0.67	0.69
Expenses after expense reductions (f)	0.59	0.58	0.58	0.58	0.58
Net investment income (loss)	3.38	3.27	2.63	1.83	2.35
Portfolio turnover rate	24	24	30	10	25
Net assets at end of period (000 omitted)	$4,172	$3,386	$3,314	$5,020	$3,867
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
50

Financial Highlights − continued
MFS Arkansas Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.09	$9.12	$9.54	$10.07	$9.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.27	$0.24	$0.22	$0.25
Net realized and unrealized gain (loss)	(0.18)	(0.03)	(0.41)	(0.54)	0.32
Total from investment operations	$0.11	$0.24	$(0.17)	$(0.32)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.27)	$(0.25)	$(0.21)	$(0.25)
Net asset value, end of period (x)	$8.91	$9.09	$9.12	$9.54	$10.07
Total return (%) (r)(s)(t)(x)	1.22	2.77	(1.73)	(3.22)	5.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95	0.93	0.91	0.91
Expenses after expense reductions (f)	0.70	0.70	0.70	0.71	0.75
Net investment income (loss)	3.19	3.01	2.63	2.15	2.47
Portfolio turnover rate	15	16	26	17	22
Net assets at end of period (000 omitted)	$116,327	$120,174	$124,509	$128,341	$133,754
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.10	$9.13	$9.55	$10.08	$9.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.20	$0.17	$0.14	$0.18
Net realized and unrealized gain (loss)	(0.18)	(0.02)	(0.41)	(0.53)	0.31
Total from investment operations	$0.04	$0.18	$(0.24)	$(0.39)	$0.49
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.18)	$(0.14)	$(0.17)
Net asset value, end of period (x)	$8.92	$9.10	$9.13	$9.55	$10.08
Total return (%) (r)(s)(t)(x)	0.46	2.01	(2.46)	(3.94)	5.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70	1.68	1.66	1.66
Expenses after expense reductions (f)	1.45	1.45	1.45	1.46	1.50
Net investment income (loss)	2.43	2.26	1.87	1.41	1.79
Portfolio turnover rate	15	16	26	17	22
Net assets at end of period (000 omitted)	$51	$136	$295	$480	$610
See Notes to Financial Statements
51

Financial Highlights − continued
MFS Arkansas Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.03	$9.05	$9.47	$9.99	$9.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.24	$0.22	$0.25
Net realized and unrealized gain (loss)	(0.19)	(0.02)	(0.40)	(0.52)	0.31
Total from investment operations	$0.11	$0.26	$(0.16)	$(0.30)	$0.56
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.28)	$(0.26)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$8.84	$9.03	$9.05	$9.47	$9.99
Total return (%) (r)(s)(t)(x)	1.19	2.98	(1.67)	(3.07)	5.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.68	0.66	0.66
Expenses after expense reductions (f)	0.60	0.60	0.60	0.61	0.65
Net investment income (loss)	3.29	3.10	2.68	2.25	2.56
Portfolio turnover rate	15	16	26	17	22
Net assets at end of period (000 omitted)	$23,311	$20,175	$18,194	$36,162	$34,603
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.02	$9.05	$9.47	$9.99	$9.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.25	$0.23	$0.26
Net realized and unrealized gain (loss)	(0.18)	(0.02)	(0.41)	(0.52)	0.31
Total from investment operations	$0.12	$0.26	$(0.16)	$(0.29)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.26)	$(0.23)	$(0.26)
Net asset value, end of period (x)	$8.84	$9.02	$9.05	$9.47	$9.99
Total return (%) (r)(s)(t)(x)	1.37	2.94	(1.60)	(3.00)	5.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.62	0.61	0.58	0.58
Expenses after expense reductions (f)	0.53	0.53	0.53	0.54	0.57
Net investment income (loss)	3.37	3.18	2.79	2.31	2.58
Portfolio turnover rate	15	16	26	17	22
Net assets at end of period (000 omitted)	$7,025	$6,015	$5,290	$5,856	$3,971
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
52

Financial Highlights − continued
MFS California Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$5.58	$5.53	$5.87	$6.24	$5.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.17	$0.14	$0.15
Net realized and unrealized gain (loss)	(0.11)	0.06	(0.34)	(0.37)	0.28
Total from investment operations	$0.08	$0.24	$(0.17)	$(0.23)	$0.43
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.17)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$5.47	$5.58	$5.53	$5.87	$6.24
Total return (%) (r)(s)(t)(x)	1.40	4.49	(2.83)	(3.82)	7.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.86	0.84	0.84
Expenses after expense reductions (f)	0.68	0.69	0.70	0.68	0.68
Net investment income (loss)	3.39	3.36	3.00	2.22	2.50
Portfolio turnover rate	10	23	36	25	31
Net assets at end of period (000 omitted)	$446,694	$370,354	$303,141	$362,465	$396,643
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.68	N/A	N/A	N/A	N/A
See Notes to Financial Statements
53

Financial Highlights − continued
MFS California Municipal Bond Fund − continued
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$5.58	$5.53	$5.87	$6.24	$5.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.12	$0.09	$0.11
Net realized and unrealized gain (loss)	(0.11)	0.06	(0.33)	(0.37)	0.27
Total from investment operations	$0.04	$0.20	$(0.21)	$(0.28)	$0.38
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.13)	$(0.09)	$(0.11)
Net asset value, end of period (x)	$5.47	$5.58	$5.53	$5.87	$6.24
Total return (%) (r)(s)(t)(x)	0.65	3.72	(3.55)	(4.54)	6.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.61	1.61	1.59	1.59
Expenses after expense reductions (f)	1.43	1.44	1.45	1.43	1.43
Net investment income (loss)	2.63	2.61	2.23	1.48	1.78
Portfolio turnover rate	10	23	36	25	31
Net assets at end of period (000 omitted)	$112	$226	$247	$451	$627
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.42	N/A	N/A	N/A	N/A
	Year ended
Class C	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$5.60	$5.55	$5.88	$6.26	$5.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.12	$0.08	$0.10
Net realized and unrealized gain (loss)	(0.12)	0.06	(0.33)	(0.38)	0.27
Total from investment operations	$0.02	$0.19	$(0.21)	$(0.30)	$0.37
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.12)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$5.48	$5.60	$5.55	$5.88	$6.26
Total return (%) (r)(s)(t)(x)	0.33	3.56	(3.51)	(4.83)	6.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.61	1.61	1.59	1.59
Expenses after expense reductions (f)	1.58	1.59	1.60	1.58	1.58
Net investment income (loss)	2.49	2.45	2.08	1.33	1.62
Portfolio turnover rate	10	23	36	25	31
Net assets at end of period (000 omitted)	$7,556	$10,808	$11,377	$16,767	$21,410
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.57	N/A	N/A	N/A	N/A
See Notes to Financial Statements
54

Financial Highlights − continued
MFS California Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.09	$9.00	$9.55	$10.16	$9.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.28	$0.24	$0.26
Net realized and unrealized gain (loss)	(0.19)	0.10	(0.54)	(0.61)	0.46
Total from investment operations	$0.13	$0.41	$(0.26)	$(0.37)	$0.72
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.29)	$(0.24)	$(0.27)
Net asset value, end of period (x)	$8.90	$9.09	$9.00	$9.55	$10.16
Total return (%) (r)(s)(t)(x)	1.38	4.70	(2.70)	(3.80)	7.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.60	0.61	0.59	0.59
Expenses after expense reductions (f)	0.58	0.59	0.59	0.58	0.58
Net investment income (loss)	3.48	3.46	3.08	2.32	2.60
Portfolio turnover rate	10	23	36	25	31
Net assets at end of period (000 omitted)	$153,421	$133,604	$124,323	$153,882	$157,366
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.58	N/A	N/A	N/A	N/A
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.08	$9.00	$9.54	$10.16	$9.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.29	$0.24	$0.27
Net realized and unrealized gain (loss)	(0.19)	0.10	(0.54)	(0.62)	0.45
Total from investment operations	$0.13	$0.41	$(0.25)	$(0.38)	$0.72
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.33)	$(0.29)	$(0.24)	$(0.27)
Net asset value, end of period (x)	$8.89	$9.08	$9.00	$9.54	$10.16
Total return (%) (r)(s)(t)(x)	1.45	4.65	(2.52)	(3.83)	7.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.53	0.52	0.52
Expenses after expense reductions (f)	0.51	0.52	0.52	0.50	0.51
Net investment income (loss)	3.55	3.52	3.18	2.39	2.66
Portfolio turnover rate	10	23	36	25	31
Net assets at end of period (000 omitted)	$91,950	$72,646	$56,005	$53,240	$40,556
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.51	N/A	N/A	N/A	N/A

See Notes to Financial Statements
55

Financial Highlights − continued
MFS California Municipal Bond Fund − continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
56

Financial Highlights − continued
MFS Georgia Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.06	$10.02	$10.45	$11.06	$10.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.23	$0.17	$0.21
Net realized and unrealized gain (loss)	(0.17)	0.04	(0.43)	(0.61)	0.36
Total from investment operations	$0.12	$0.32	$(0.20)	$(0.44)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.23)	$(0.17)	$(0.21)
Net asset value, end of period (x)	$9.89	$10.06	$10.02	$10.45	$11.06
Total return (%) (r)(s)(t)(x)	1.21	3.32	(1.82)	(4.08)	5.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.96	0.91	0.92
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income (loss)	2.91	2.78	2.29	1.53	1.94
Portfolio turnover rate	20	16	30	12	22
Net assets at end of period (000 omitted)	$72,822	$77,277	$80,018	$99,895	$108,346
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.10	$10.06	$10.48	$11.10	$10.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.20	$0.15	$0.09	$0.14
Net realized and unrealized gain (loss)	(0.18)	0.05	(0.41)	(0.63)	0.35
Total from investment operations	$0.04	$0.25	$(0.26)	$(0.54)	$0.49
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.21)	$(0.16)	$(0.08)	$(0.13)
Net asset value, end of period (x)	$9.92	$10.10	$10.06	$10.48	$11.10
Total return (%) (r)(s)(t)(x)	0.37	2.55	(2.45)	(4.87)	4.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.73	1.71	1.66	1.68
Expenses after expense reductions (f)	1.65	1.65	1.65	1.65	1.63
Net investment income (loss)	2.17	2.04	1.52	0.77	1.29
Portfolio turnover rate	20	16	30	12	22
Net assets at end of period (000 omitted)	$52	$52	$30	$40	$66
See Notes to Financial Statements
57

Financial Highlights − continued
MFS Georgia Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.13	$9.08	$9.47	$10.03	$9.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.27	$0.23	$0.18	$0.21
Net realized and unrealized gain (loss)	(0.17)	0.06	(0.39)	(0.56)	0.34
Total from investment operations	$0.12	$0.33	$(0.16)	$(0.38)	$0.55
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.23)	$(0.18)	$(0.22)
Net asset value, end of period (x)	$8.96	$9.13	$9.08	$9.47	$10.03
Total return (%) (r)(s)(t)(x)	1.28	3.73	(1.58)	(3.91)	5.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.71	0.66	0.67
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.65
Net investment income (loss)	3.17	3.03	2.54	1.78	2.16
Portfolio turnover rate	20	16	30	12	22
Net assets at end of period (000 omitted)	$19,005	$14,744	$12,077	$14,154	$15,012
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.13	$9.09	$9.48	$10.03	$9.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.23	$0.18	$0.22
Net realized and unrealized gain (loss)	(0.16)	0.04	(0.38)	(0.55)	0.33
Total from investment operations	$0.13	$0.32	$(0.15)	$(0.37)	$0.55
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.24)	$(0.18)	$(0.22)
Net asset value, end of period (x)	$8.97	$9.13	$9.09	$9.48	$10.03
Total return (%) (r)(s)(t)(x)	1.46	3.66	(1.52)	(3.76)	5.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.66	0.62	0.62
Expenses after expense reductions (f)	0.59	0.60	0.60	0.60	0.60
Net investment income (loss)	3.22	3.08	2.55	1.82	2.20
Portfolio turnover rate	20	16	30	12	22
Net assets at end of period (000 omitted)	$16,045	$15,191	$13,001	$20,920	$17,956
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
58

Financial Highlights − continued
MFS Maryland Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.03	$10.00	$10.47	$11.04	$10.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.30	$0.25	$0.20	$0.26
Net realized and unrealized gain (loss)	(0.17)	0.04(g)	(0.46)	(0.57)	0.42
Total from investment operations	$0.15	$0.34	$(0.21)	$(0.37)	$0.68
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.26)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$9.87	$10.03	$10.00	$10.47	$11.04
Total return (%) (r)(s)(t)(x)	1.49	3.54	(1.96)	(3.45)	6.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	0.98	0.98	0.97	0.98
Expenses after expense reductions (f)	0.85	0.83	0.83	0.83	0.83
Net investment income (loss)	3.15	3.09	2.52	1.79	2.42
Portfolio turnover rate	9	25	41	16	27
Net assets at end of period (000 omitted)	$79,410	$72,144	$92,970	$80,515	$82,725
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.83	N/A	N/A	N/A	N/A
See Notes to Financial Statements
59

Financial Highlights − continued
MFS Maryland Municipal Bond Fund − continued
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.02	$9.99	$10.47	$11.04	$10.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	$0.17	$0.12	$0.18
Net realized and unrealized gain (loss)	(0.16)	0.04(g)	(0.46)	(0.57)	0.42
Total from investment operations	$0.08	$0.27	$(0.29)	$(0.45)	$0.60
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.19)	$(0.12)	$(0.18)
Net asset value, end of period (x)	$9.86	$10.02	$9.99	$10.47	$11.04
Total return (%) (r)(s)(t)(x)	0.74	2.78	(2.78)	(4.17)	5.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.74	1.74	1.72	1.73
Expenses after expense reductions (f)	1.60	1.58	1.58	1.58	1.58
Net investment income (loss)	2.40	2.34	1.70	1.04	1.69
Portfolio turnover rate	9	25	41	16	27
Net assets at end of period (000 omitted)	$151	$186	$257	$576	$656
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.58	N/A	N/A	N/A	N/A
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.04	$9.02	$9.45	$9.96	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.25	$0.20	$0.26
Net realized and unrealized gain (loss)	(0.15)	0.02(g)	(0.42)	(0.51)	0.38
Total from investment operations	$0.16	$0.32	$(0.17)	$(0.31)	$0.64
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.26)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$8.90	$9.04	$9.02	$9.45	$9.96
Total return (%) (r)(s)(t)(x)	1.79	3.71	(1.77)	(3.17)	6.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.74	0.73	0.72	0.73
Expenses after expense reductions (f)	0.60	0.58	0.58	0.58	0.58
Net investment income (loss)	3.40	3.34	2.74	2.03	2.64
Portfolio turnover rate	9	25	41	16	27
Net assets at end of period (000 omitted)	$40,504	$36,000	$27,697	$27,736	$26,243
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.58	N/A	N/A	N/A	N/A
See Notes to Financial Statements
60

Financial Highlights − continued
MFS Maryland Municipal Bond Fund − continued
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.05	$9.02	$9.45	$9.96	$9.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.25	$0.21	$0.26
Net realized and unrealized gain (loss)	(0.14)	0.04(g)	(0.42)	(0.51)	0.39
Total from investment operations	$0.17	$0.34	$(0.17)	$(0.30)	$0.65
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.26)	$(0.21)	$(0.27)
Net asset value, end of period (x)	$8.91	$9.05	$9.02	$9.45	$9.96
Total return (%) (r)(s)(t)(x)	1.86	3.90	(1.70)	(3.10)	6.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.67	0.66	0.65	0.66
Expenses after expense reductions (f)	0.53	0.51	0.51	0.51	0.52
Net investment income (loss)	3.46	3.41	2.80	2.09	2.67
Portfolio turnover rate	9	25	41	16	27
Net assets at end of period (000 omitted)	$16,110	$11,506	$7,982	$8,893	$6,155
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.51	N/A	N/A	N/A	N/A
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
61

Financial Highlights − continued
MFS Massachusetts Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.21	$10.17	$10.67	$11.30	$10.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.24	$0.21	$0.27
Net realized and unrealized gain (loss)	(0.17)	0.05(g)	(0.47)	(0.63)	0.39
Total from investment operations	$0.14	$0.34	$(0.23)	$(0.42)	$0.66
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.27)	$(0.21)	$(0.26)
Net asset value, end of period (x)	$10.04	$10.21	$10.17	$10.67	$11.30
Total return (%) (r)(s)(t)(x)	1.38	3.48	(2.11)	(3.83)	6.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.87	0.87	0.86	0.86
Expenses after expense reductions (f)	0.82	0.82	0.83	0.85	0.84
Net investment income (loss)	3.04	2.94	2.42	1.87	2.39
Portfolio turnover rate	10	17	36	17	26
Net assets at end of period (000 omitted)	$181,633	$184,765	$246,509	$216,458	$216,177
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.23	$10.18	$10.69	$11.32	$10.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	$0.17	$0.13	$0.19
Net realized and unrealized gain (loss)	(0.17)	0.06(g)	(0.49)	(0.64)	0.39
Total from investment operations	$0.06	$0.28	$(0.32)	$(0.51)	$0.58
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.19)	$(0.12)	$(0.18)
Net asset value, end of period (x)	$10.05	$10.23	$10.18	$10.69	$11.32
Total return (%) (r)(s)(t)(x)	0.54	2.81	(2.91)	(4.54)	5.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.62	1.61	1.61
Expenses after expense reductions (f)	1.57	1.57	1.58	1.60	1.60
Net investment income (loss)	2.29	2.18	1.68	1.12	1.67
Portfolio turnover rate	10	17	36	17	26
Net assets at end of period (000 omitted)	$93	$152	$267	$347	$470
See Notes to Financial Statements
62

Financial Highlights − continued
MFS Massachusetts Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.94	$8.90	$9.34	$9.89	$9.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.24	$0.21	$0.25
Net realized and unrealized gain (loss)	(0.16)	0.05(g)	(0.42)	(0.55)	0.36
Total from investment operations	$0.13	$0.33	$(0.18)	$(0.34)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.26)	$(0.21)	$(0.26)
Net asset value, end of period (x)	$8.78	$8.94	$8.90	$9.34	$9.89
Total return (%) (r)(s)(t)(x)	1.50	3.79	(1.89)	(3.58)	6.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.62	0.62	0.61	0.61
Expenses after expense reductions (f)	0.57	0.57	0.58	0.60	0.60
Net investment income (loss)	3.29	3.20	2.67	2.11	2.60
Portfolio turnover rate	10	17	36	17	26
Net assets at end of period (000 omitted)	$196,108	$158,704	$150,099	$179,551	$168,647
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.94	$8.90	$9.34	$9.90	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.24	$0.22	$0.26
Net realized and unrealized gain (loss)	(0.15)	0.04(g)	(0.41)	(0.57)	0.35
Total from investment operations	$0.15	$0.33	$(0.17)	$(0.35)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.27)	$(0.21)	$(0.26)
Net asset value, end of period (x)	$8.79	$8.94	$8.90	$9.34	$9.90
Total return (%) (r)(s)(t)(x)	1.70	3.87	(1.81)	(3.60)	6.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.54	0.54	0.54
Expenses after expense reductions (f)	0.49	0.50	0.51	0.52	0.53
Net investment income (loss)	3.36	3.27	2.76	2.18	2.67
Portfolio turnover rate	10	17	36	17	26
Net assets at end of period (000 omitted)	$11,950	$10,600	$9,326	$10,769	$9,628
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
63

Notes to Financial Statements
(1)  Business and Organization
MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region or state where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and certain distributions made by the funds could be taxable to shareholders.
In this reporting period, the funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. Each fund represents a single operating segment and the Chairman’s Committee of the funds' adviser acts as the segment’s CODM. Each fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within each fund’s financial statements.
Balance Sheet Offsetting — Each fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the funds' Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments to MFS as the funds' adviser, pursuant to each fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of each fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under each fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
64

Notes to Financial Statements  - continued
Under each fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2025 in valuing each fund's assets and liabilities:
	Level 1	Level 2	Level 3	Total
Alabama Fund
Financial Instruments
Municipal Bonds	$—	$67,346,148	$—	$67,346,148
U.S. Corporate Bonds	—	56,046	—	56,046
Investment Companies	2,171,553	—	—	2,171,553
Total	$2,171,553	$67,402,194	$—	$69,573,747
Arkansas Fund
Financial Instruments
Municipal Bonds	$—	$144,872,786	$—	$144,872,786
U.S. Corporate Bonds	—	140,115	—	140,115
Investment Companies	3,518,065	—	—	3,518,065
Total	$3,518,065	$145,012,901	$—	$148,530,966
California Fund
Financial Instruments
Municipal Bonds	$—	$689,582,914	$—	$689,582,914
U.S. Corporate Bonds	—	532,438	—	532,438
Investment Companies	11,245,030	—	—	11,245,030
Total	$11,245,030	$690,115,352	$—	$701,360,382
65

Notes to Financial Statements  - continued
	Level 1	Level 2	Level 3	Total
Georgia Fund
Financial Instruments
Municipal Bonds	$—	$106,565,138	$—	$106,565,138
U.S. Corporate Bonds	—	112,092	—	112,092
Investment Companies	2,250,200	—	—	2,250,200
Total	$2,250,200	$106,677,230	$—	$108,927,430
Maryland Fund
Financial Instruments
Municipal Bonds	$—	$130,639,050	$—	$130,639,050
U.S. Corporate Bonds	—	112,092	—	112,092
Investment Companies	5,413,185	—	—	5,413,185
Total	$5,413,185	$130,751,142	$—	$136,164,327
Massachusetts Fund
Financial Instruments
Municipal Bonds	$—	$381,053,820	$—	$381,053,820
U.S. Corporate Bonds	—	336,277	—	336,277
Investment Companies	5,866,473	—	—	5,866,473
Total	$5,866,473	$381,390,097	$—	$387,256,570
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — Certain funds invest in municipal inverse floating rate securities in the form of self-deposited secondary market inverse floaters which have variable rates of interest that typically move in the opposite direction of short-term rates. A self-deposited secondary market inverse floating rate security is created when a fund transfers a municipal bond from its portfolio to a special purpose trust (“the trust”) and causes the trust to issue (a) inverse floaters to be held by the fund and (b) floating rate certificates to be held by third parties. The floating rate certificates usually pay tax-exempt interest at short-term rates that reset daily or weekly and the holders of those certificates typically have the option to tender at par plus accrued interest. Self-deposited secondary market inverse floaters are accounted for as secured borrowings, with the municipal bonds transferred to the trust being reflected as fund investments and the amounts owed to floating rate certificate holders being reflected as fund liabilities in the Statements of Assets and Liabilities as “Payable to the holders of the floating rate certificates”. The carrying value of that liability as reported in each fund’s Statement of Assets and Liabilities approximates its fair value which would be considered level 2 under the fair value hierarchy. At March 31, 2025, each fund’s payable to the holders of the floating rate certificates and the related weighted average interest rate on the settled floating rate certificates issued by the trust were as follows:
	California Fund	Maryland Fund
Payable to the holders of the floating rate certificates	$2,001,042	$1,410,000
Weighted average interest rate on floating rate certificates issued by the trust	3.65%	2.90%
For the year ended March 31, 2025, the average payable to the holders of the settled floating rate certificates, the weighted average interest rates related to this payable, and the associated interest expense and fees (recorded as incurred), were as follows:
	California Fund	Maryland Fund
Average payable to the holders of the settled floating rate certificates	$416,699	$733,756
Weighted average interest rates on this payable	2.65%	2.87%
“Interest expense and fees” in the Statements of Operations	$7,842	$24,928
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
66

Notes to Financial Statements  - continued
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Each fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statements of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — Each fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2025, is shown as a reduction of total expenses in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, and treating a portion of the proceeds from redemptions as a distribution for tax purposes, as applicable to each fund.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 3/31/25	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$75,712	$100,952	$625,777	$75,069	$107,717	$197,040
Tax-exempt income	2,129,117	4,671,437	21,689,593	3,212,773	3,969,258	11,695,268
Total distributions	$2,204,829	$4,772,389	$22,315,370	$3,287,842	$4,076,975	$11,892,308
Year ended 3/31/24	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$6,318	$40,149	$—	$—	$—	$353,464
Tax-exempt income	2,056,581	4,427,463	18,372,917	3,038,662	3,942,683	11,257,917
Total distributions	$2,062,899	$4,467,612	$18,372,917	$3,038,662	$3,942,683	$11,611,381
67

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 3/31/25	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$72,740,749	$156,131,430	$718,219,963	$112,670,952	$139,186,417	$402,724,098
Gross appreciation	426,957	755,593	7,476,382	677,114	1,175,102	2,773,721
Gross depreciation	(3,593,959)	(8,356,057)	(26,337,005)	(4,420,636)	(5,607,192)	(18,241,249)
Net unrealized appreciation (depreciation)	$(3,167,002)	$(7,600,464)	$(18,860,623)	$(3,743,522)	$(4,432,090)	$(15,467,528)
Undistributed ordinary income	38,306	47,979	384,434	44,106	31,887	503,050
Undistributed tax-exempt income	289,406	660,394	2,258,075	397,652	460,255	747,824
Capital loss carryforwards	(5,671,216)	(9,825,907)	(30,119,461)	(7,780,899)	(6,851,605)	(22,736,095)
Other temporary differences	(191,587)	(422,869)	(2,075,116)	(293,778)	(375,086)	(1,074,814)
Total distributable earnings (loss)	$(8,702,093)	$(17,140,867)	$(48,412,691)	$(11,376,441)	$(11,166,639)	$(38,027,563)
As of March 31, 2025, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Short-Term	$(1,204,465)	$(3,024,900)	$(8,821,841)	$(2,281,128)	$(2,841,625)	$(10,723,097)
Long-Term	(4,466,751)	(6,801,007)	(21,297,620)	(5,499,771)	(4,009,980)	(12,012,998)
Total	$(5,671,216)	$(9,825,907)	$(30,119,461)	$(7,780,899)	$(6,851,605)	$(22,736,095)
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Alabama Fund		Arkansas Fund		California Fund
	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24
Class A	$1,515,481	$1,358,672	$3,834,861	$3,698,614	$13,976,933	$11,263,989
Class B	1,255	1,217	1,511	5,309	4,059	6,407
Class C	—	—	—	—	238,612	281,913
Class I	566,322	592,871	712,161	584,798	5,118,507	4,570,255
Class R6	121,771	110,139	223,856	178,891	2,977,259	2,250,353
Total	$2,204,829	$2,062,899	$4,772,389	$4,467,612	$22,315,370	$18,372,917
	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24
Class A	$2,220,941	$2,226,713	$2,294,761	$2,562,005	$5,498,921	$6,468,980
Class B	1,137	1,016	4,107	5,096	2,906	4,230
Class I	533,442	388,624	1,296,191	1,040,940	6,011,451	4,817,523
Class R6	532,322	422,309	481,916	334,642	379,030	320,648
Total	$3,287,842	$3,038,662	$4,076,975	$3,942,683	$11,892,308	$11,611,381
(3)  Transactions with Affiliates
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the funds'
68

Notes to Financial Statements  - continued
Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:
Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$9,495	$19,782	$87,693	$14,723	$17,096	$50,153
The management fee incurred for the year ended March 31, 2025 was equivalent to an annual effective rate of 0.44% of each fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:
	Alabama Fund	Arkansas Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	0.90%	0.70%	0.90%	0.83%	0.82%
Class B	1.65%	1.45%	1.65%	1.58%	1.57%
Class I	0.65%	0.60%	0.65%	0.58%	0.57%
Class R6	0.59%	0.53%	0.60%	0.53%	0.50%
These written agreements will continue until modified by the funds' Board of Trustees, but such agreements will continue at least until July 31, 2025. For the year ended March 31, 2025, these reductions amounted to $118,548 for the Alabama Fund, $125,471 for Arkansas Fund, $77,372 for the Georgia Fund, $181,204 for the Maryland Fund, and $156,621 for the Massachusetts Fund.  Each reduction is included in the reduction of total expenses in the Statements of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2025, as its portion of the initial sales charge on sales of Class A shares of each fund:
Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$3,379	$6,134	$9,016	$2,505	$3,964	$4,662
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$124,533
Arkansas Fund	—	0.25%	0.25%	0.10%	297,936
California Fund	—	0.25%	0.25%	0.10%	1,030,273
Georgia Fund	—	0.25%	0.25%	0.25%	190,503
Maryland Fund	—	0.25%	0.25%	0.25%	185,383
Massachusetts Fund	—	0.25%	0.25%	0.25%	449,644
69

Notes to Financial Statements  - continued
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$546
Arkansas Fund	0.75%	0.25%	1.00%	0.85%	617
California Fund	0.75%	0.25%	1.00%	0.85%	1,540
Georgia Fund	0.75%	0.25%	1.00%	1.00%	526
Maryland Fund	0.75%	0.25%	1.00%	1.00%	1,751
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	1,260
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$95,774
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$125,079	$298,553	$1,127,587	$191,029	$187,134	$450,904
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2025 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2025, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$—	$—	$41	$7	$101	$—
Arkansas Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, these reductions amounted to $178,764 and $92 for Class A and Class B shares, respectively, and are included in the reduction of total expenses in the Statements of Operations.
California Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, these reductions amounted to $618,170 and $231 for Class A and Class B shares, respectively, and are included in the reduction of total expenses in the Statements of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2025, were as follows:
CDSC Imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$2,908	$7,015	$31,939	$4,128	$957	$4,341
Class B	—	—	—	—	6	33
Class C	N/A	N/A	167	N/A	N/A	N/A
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2025, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$2,187	$2,382	$15,895	$3,020	$9,784	$20,156
Annual percentage of average daily net assets	0.0031%	0.0016%	0.0024%	0.0028%	0.0077%	0.0054%
70

Notes to Financial Statements  - continued
MFSC also receives reimbursement from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:
Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$42,714	$106,143	$372,854	$57,033	$81,680	$281,149
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended March 31, 2025 was equivalent to the following annual effective rates of each fund's average daily net assets:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0288%	0.0212%	0.0157%	0.0236%	0.0223%	0.0169%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The funds do not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
MFS purchased or redeemed fund shares on the dates indicated:
Fund	Date	Transaction	Class	Shares	Amount
Alabama Fund	6/23/2023	Purchase	Class B	1,480	$13,850
Alabama Fund	6/23/2023	Redemption	Class R6	6,014	53,645
Alabama Fund	2/29/2024	Purchase	Class B	4,215	40,000
Alabama Fund	7/10/2024	Redemption	Class I	3	26
Arkansas Fund	7/10/2024	Redemption	Class I	2	21
Arkansas Fund	7/10/2024	Redemption	Class R6	6,252	56,460
Arkansas Fund	11/29/2024	Purchase	Class B	4,870	45,000
California Fund	8/19/2024	Redemption	Class I	2	21
Georgia Fund	6/23/2023	Purchase	Class B	3,011	30,229
Georgia Fund	8/19/2024	Redemption	Class I	2	22
Maryland Fund	8/19/2024	Redemption	Class A	9	94
Maryland Fund	8/19/2024	Redemption	Class I	2	20
Massachusetts Fund	8/19/2024	Redemption	Class A	9	90
Massachusetts Fund	8/19/2024	Redemption	Class I	3	26
At March 31, 2025,  MFS held 100% of the outstanding shares of Class B of the Alabama Fund.
At March 31, 2025,  MFS held approximately 85% and 83% of the outstanding shares of Class B of the Arkansas Fund and Georgia Fund, respectively.
(4)  Portfolio Securities
For the year ended March 31, 2025, purchases and sales of investments, other than short-term obligations, were as follows:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$19,364,366	$25,079,761	$217,113,931	$26,604,462	$29,684,941	$85,227,757
Sales	$16,769,617	$22,418,531	$65,804,746	$21,430,563	$10,928,098	$34,245,111
71

Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Alabama Fund				Arkansas Fund
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,334,549	$ 12,595,633	988,232	$ 9,240,440	1,767,978	$ 16,060,287	1,575,777	$ 14,152,344
Class B	—	—	5,782	54,657	4,870	45,000	—	—
Class I	405,368	3,657,279	342,476	3,031,395	969,207	8,767,267	676,851	6,028,212
Class R6	196,517	1,777,413	143,774	1,276,374	253,745	2,290,780	237,127	2,107,654
	1,936,434	$18,030,325	1,480,264	$13,602,866	2,995,800	$27,163,334	2,489,755	$22,288,210
Shares issued to shareholders in reinvestment of distributions
Class A	149,503	$ 1,411,146	132,933	$ 1,231,630	404,904	$ 3,672,191	392,617	$ 3,508,570
Class B	133	1,255	38	353	166	1,507	594	5,309
Class I	46,153	415,152	47,871	422,447	72,614	653,794	59,699	529,968
Class R6	13,541	121,771	12,448	109,867	23,443	211,073	20,078	178,150
	209,330	$1,949,324	193,290	$1,764,297	501,127	$4,538,565	472,988	$4,221,997
Shares reacquired
Class A	(1,108,682)	$ (10,476,163)	(1,104,043)	$ (10,227,567)	(2,332,709)	$(21,195,871)	(2,404,232)	$ (21,466,477)
Class B	—	—	(6,372)	(60,316)	(14,259)	(129,152)	(17,877)	(160,941)
Class I	(522,510)	(4,695,686)	(717,970)	(6,231,868)	(641,232)	(5,776,298)	(510,896)	(4,542,167)
Class R6	(113,430)	(1,020,110)	(149,871)	(1,324,980)	(149,291)	(1,347,994)	(175,067)	(1,557,964)
	(1,744,622)	$(16,191,959)	(1,978,256)	$(17,844,731)	(3,137,491)	$(28,449,315)	(3,108,072)	$(27,727,549)
Net change
Class A	375,370	$ 3,530,616	17,122	$ 244,503	(159,827)	$ (1,463,393)	(435,838)	$ (3,805,563)
Class B	133	1,255	(552)	(5,306)	(9,223)	(82,645)	(17,283)	(155,632)
Class I	(70,989)	(623,255)	(327,623)	(2,778,026)	400,589	3,644,763	225,654	2,016,013
Class R6	96,628	879,074	6,351	61,261	127,897	1,153,859	82,138	727,840
	401,142	$3,787,690	(304,702)	$(2,477,568)	359,436	$3,252,584	(145,329)	$(1,217,342)
	California Fund				Georgia Fund
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	24,350,820	$ 136,161,269	22,308,291	$ 120,605,983	1,459,352	$ 14,721,405	1,047,490	$ 10,439,500
Class B	—	—	—	—	—	—	3,012	30,229
Class C	72,581	405,612	352,127	1,947,773	—	—	—	—
Class I	6,665,883	60,619,231	7,574,511	66,397,658	877,648	8,057,502	598,567	5,334,277
Class R6	3,968,869	36,063,461	3,716,252	32,998,198	732,346	6,692,845	669,521	6,022,192
	35,058,153	$233,249,573	33,951,181	$221,949,612	3,069,346	$29,471,752	2,318,590	$21,826,198
Shares issued to shareholders in reinvestment of distributions
Class A	2,327,643	$ 12,980,986	1,908,235	$ 10,431,586	208,072	$ 2,094,277	214,010	$ 2,112,532
Class B	729	4,059	1,173	6,407	112	1,137	94	933
Class C	41,114	229,958	48,134	263,726	—	—	—	—
Class I	471,019	4,275,729	427,680	3,802,165	47,156	430,377	32,137	288,096
Class R6	327,400	2,969,170	252,656	2,245,543	58,288	532,313	47,124	422,210
	3,167,905	$20,459,902	2,637,878	$16,749,427	313,628	$3,058,104	293,365	$2,823,771
72

Notes to Financial Statements  - continued
	California Fund − continued				Georgia Fund − continued
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(11,294,826)	$ (62,864,184)	(12,691,471)	$ (69,104,206)	(1,979,031)	$(19,925,627)	(1,570,576)	$ (15,482,841)
Class B	(20,650)	(115,862)	(5,310)	(29,167)	(19)	(195)	(978)	(9,522)
Class C	(665,475)	(3,721,279)	(520,893)	(2,847,248)	—	—	—	—
Class I	(4,594,575)	(41,664,982)	(7,109,527)	(61,708,349)	(420,085)	(3,829,424)	(344,606)	(3,084,624)
Class R6	(1,953,465)	(17,706,158)	(2,194,778)	(19,311,501)	(665,225)	(6,073,877)	(483,520)	(4,318,895)
	(18,528,991)	$(126,072,465)	(22,521,979)	$(153,000,471)	(3,064,360)	$(29,829,123)	(2,399,680)	$(22,895,882)
Net change
Class A	15,383,637	$ 86,278,071	11,525,055	$ 61,933,363	(311,607)	$ (3,109,945)	(309,076)	$ (2,930,809)
Class B	(19,921)	(111,803)	(4,137)	(22,760)	93	942	2,128	21,640
Class C	(551,780)	(3,085,709)	(120,632)	(635,749)	—	—	—	—
Class I	2,542,327	23,229,978	892,664	8,491,474	504,719	4,658,455	286,098	2,537,749
Class R6	2,342,804	21,326,473	1,774,130	15,932,240	125,409	1,151,281	233,125	2,125,507
	19,697,067	$127,637,010	14,067,080	$85,698,568	318,614	$2,700,733	212,275	$1,754,087
	Maryland Fund				Massachusetts Fund
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,101,395	$ 21,043,614	1,184,678	$ 11,682,124	2,985,383	$ 30,424,947	2,192,665	$ 21,964,400
Class I	1,272,800	11,526,477	2,542,332	22,333,249	9,895,741	88,499,425	6,714,329	58,957,282
Class R6	708,389	6,424,212	519,351	4,629,071	496,702	4,442,235	389,749	3,425,536
	4,082,584	$38,994,303	4,246,361	$38,644,444	13,377,826	$123,366,607	9,296,743	$84,347,218
Shares issued to shareholders in reinvestment of distributions
Class A	211,913	$ 2,124,877	237,513	$ 2,336,299	480,197	$ 4,900,850	592,142	$ 5,923,855
Class B	409	4,107	513	5,043	285	2,906	418	4,193
Class I	116,893	1,057,176	98,728	877,759	593,185	5,300,218	470,840	4,127,613
Class R6	53,232	481,792	37,650	334,609	42,396	378,908	36,509	320,321
	382,447	$3,667,952	374,404	$3,553,710	1,116,063	$10,582,882	1,099,909	$10,375,982
Shares reacquired
Class A	(1,463,305)	$ (14,666,013)	(3,528,035)	$ (33,839,275)	(3,465,492)	$(35,396,354)	(8,935,772)	$ (87,068,846)
Class B	(3,609)	(36,214)	(7,666)	(74,215)	(5,901)	(60,875)	(11,732)	(117,296)
Class I	(820,933)	(7,431,013)	(1,732,205)	(14,914,654)	(5,924,691)	(52,949,824)	(6,294,350)	(54,756,928)
Class R6	(224,555)	(2,034,691)	(170,224)	(1,504,745)	(365,053)	(3,261,148)	(288,221)	(2,526,263)
	(2,512,402)	$(24,167,931)	(5,438,130)	$(50,332,889)	(9,761,137)	$(91,668,201)	(15,530,075)	$(144,469,333)
Net change
Class A	850,003	$ 8,502,478	(2,105,844)	$ (19,820,852)	88	$ (70,557)	(6,150,965)	$ (59,180,591)
Class B	(3,200)	(32,107)	(7,153)	(69,172)	(5,616)	(57,969)	(11,314)	(113,103)
Class I	568,760	5,152,640	908,855	8,296,354	4,564,235	40,849,819	890,819	8,327,967
Class R6	537,066	4,871,313	386,777	3,458,935	174,045	1,559,995	138,037	1,219,594
	1,952,629	$18,494,324	(817,365)	$(8,134,735)	4,732,752	$42,281,288	(5,133,423)	$(49,746,133)
Effective June 1, 2019, purchases of each fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by each fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its
73

Notes to Financial Statements  - continued
borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2025, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations, with the exception of the California Fund and the Maryland Fund, whose commitment fee and interest expense are included in “Interest expense and fees” in the Statements of Operations:
	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$374	$785	$3,335	$571	$620	$1,824
Interest Expense	—	—	—	—	—	—
(7)  Investments in Affiliated Issuers
An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2025, are as follows:
	Affiliated Issuer - MFS Institutional Money Market Portfolio
	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Alabama Fund	$873,869	$27,587,561	$26,289,725	$(8)	$(144)	$2,171,553
Arkansas Fund	1,958,395	39,622,114	38,062,156	54	(342)	3,518,065
California Fund	6,019,447	197,353,540	192,127,290	248	(915)	11,245,030
Georgia Fund	1,809,049	36,459,972	36,018,349	(113)	(359)	2,250,200
Maryland Fund	3,006,145	39,829,939	37,422,500	63	(462)	5,413,185
Massachusetts Fund	9,318,999	96,727,742	100,178,599	(127)	(1,542)	5,866,473
	Dividend Income	Capital Gain Distributions
Alabama Fund	$100,064	$—
Arkansas Fund	97,005	—
California Fund	677,433	—
Georgia Fund	71,013	—
Maryland Fund	156,538	—
Massachusetts Fund	549,491	—
74

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
75

Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Municipal Series Trust, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	7,322,751,994.782	223,053,780.642
John A. Caroselli	7,340,207,039.898	205,598,735.525
Maureen R. Goldfarb	7,329,851,138.879	215,954,636.544
Peter D. Jones	7,345,692,839.864	200,112,935.559
John P. Kavanaugh	7,338,325,176.508	207,480,598.915
James W. Kilman, Jr.	7,350,237,992.129	195,567,783.294
Clarence Otis, Jr.	7,338,070,797.806	207,734,977.617
Michael W. Roberge	7,356,927,883.850	188,877,891.573
Maryanne L. Roepke	7,349,743,356.808	196,062,418.615
Paula E. Smith	7,361,671,826.891	184,133,948.532
Laurie J. Thomsen	7,349,711,675.157	196,094,100.266
Darrell A. Williams	7,354,174,152.909	191,631,622.514
76

Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
Exempt Interest Dividends
Alabama Fund	96.57%
Arkansas Fund	97.88%
California Fund	97.20%
Georgia Fund	97.72%
Maryland Fund	97.36%
Massachusetts Fund	98.34%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
77

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund. See the Statements of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.
78

ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund
Portfolio of Investments
3/31/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
MFS Mississippi Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.4%
Airport Revenue – 1.4%
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2047	$60,000	$53,989
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2053	55,000	48,841
New York Transportation Development Corp., Special Facilities (LaGuardia Airport Terminal B Redevelopment Project), “A”, 5%, 7/01/2034	230,000	230,034
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.125%, 6/30/2060	475,000	477,732
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	45,008
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	35,002
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	60,001
		$950,607
General Obligations - General Purpose – 17.5%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$220,000	$201,326
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	41,212	44,147
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	40,029	43,979
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	37,958	37,164
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	66,803	63,815
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	29,283	27,677
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	39,814	36,408
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	128,406	111,938
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	48,848	33,469
Mississippi Development Bank Special Obligation (Biloxi General Obligation), 4%, 3/01/2037	500,000	488,985
Mississippi Development Bank Special Obligation (Desoto County, Mississippi Convention Center General Obligation Bond Project), 5%, 3/01/2045	1,000,000	1,036,209
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,093,575
Mississippi Development Bank Special Obligation (Hattiesburg General Obligation), 4%, 2/01/2045	500,000	458,325
Mississippi Development Bank Special Obligation (Hattiesburg General Obligation), 5.25%, 2/01/2049	750,000	766,917
Mississippi Development Bank Special Obligation (Hinds County), 5%, 11/01/2032	500,000	496,203
Mississippi Development Bank Special Obligation (Hinds County), 4%, 11/01/2042	500,000	410,625
Mississippi Development Bank Special Obligation (Olive Branch Public Improvement), 4%, 6/01/2044	750,000	696,166
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2032	1,000,000	1,018,009
Mississippi Development Bank Special Obligation (Tupelo Public Improvement), 5%, 9/01/2040	640,000	686,210
Mississippi Development Bank Special Obligation (Tupelo Public Improvement), 4%, 9/01/2044	275,000	253,895
Mississippi Development Bank Special Obligation (Vicksburg Sports Complex General Obligation Bond Project), BAM, 5%, 7/01/2048	1,000,000	1,014,635
Mississippi General Obligation Coliseum & Convention Center Refunding (Harrison County), “A”, BAM, 5%, 3/01/2043	750,000	792,211
Pearl, MS, General Obligation Public Improvement, BAM, 4.75%, 9/01/2038	275,000	288,838
State of Illinois, General Obligation, 5.5%, 5/01/2039	150,000	158,449
State of Illinois, General Obligation, “B”, 5.5%, 5/01/2047	65,000	67,571
State of Mississippi, “A”, 5%, 11/01/2036 (Prerefunded 11/01/2026)	1,000,000	1,033,866
State of Mississippi, “B”, 3%, 10/01/2035	770,000	692,412
		$12,053,024
General Obligations - Schools – 11.0%
Little Rock, AR, School District & Construction, “A”, BAM, 3%, 2/01/2048	$700,000	$518,895
Madison County, MS, Certificate of Participation (Canton Public School District Lease Purchase Project), BAM, 5.25%, 1/01/2045	350,000	371,312
Mississippi Development Bank Special Obligation (Clinton Public School District), 4%, 4/01/2037	500,000	488,594
Mississippi Development Bank Special Obligation (Jackson Public School District), BAM, 5.25%, 10/01/2037	1,000,000	1,043,737
Mississippi Development Bank Special Obligation (Jackson Public School District), BAM, 5.25%, 10/01/2038	460,000	479,147
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
General Obligations - Schools – continued
Mississippi Development Bank Special Obligation (Meridian Public School District General Obligation Project), BAM, 4.125%, 4/01/2043	$1,000,000	$949,917
Mississippi Development Bank Special Obligation (Oxford School District), 4%, 4/01/2044	350,000	324,835
Mississippi Development Bank Special Obligation (Petal School District), AGM, 5%, 5/01/2049	1,000,000	1,033,171
Mississippi Development Bank Special Obligation (Rankin County), 4%, 6/01/2043	750,000	690,777
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	694,562
Sunflower County, MI, Consolidated School District, General Obligation, BAM, 4%, 6/01/2038	1,000,000	976,938
		$7,571,885
Healthcare Revenue - Hospitals – 3.6%
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2049	$20,000	$17,656
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	500,000	504,681
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5.5%, 7/01/2055	500,000	517,307
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2044 (Put Date 9/01/2025)	500,000	501,283
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	1,000,000	944,076
		$2,485,003
Industrial Revenue - Environmental Services – 0.7%
Mississippi Business Finance Corp., Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 3/01/2027	$500,000	$501,406
Industrial Revenue - Other – 0.8%
Mississippi Development Bank Special Obligation (Jackson County GOMESA Project), 3.625%, 11/01/2036 (n)	$500,000	$460,497
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 2.875%, 1/01/2041 (n)	100,000	77,139
		$537,636
Industrial Revenue - Paper – 1.4%
Warren County, MS, Environmental Improvement Rev. (International Paper Co. Project), “B”, 1.6%, 8/01/2027 (Put Date 6/16/2025)	$1,000,000	$994,748
Miscellaneous Revenue - Other – 0.8%
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	$210,000	$210,460
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	310,000	314,248
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	35,000	35,701
		$560,409
Multi-Family Housing Revenue – 2.7%
Mississippi Home Corp., Multi-Family Housing Rev. (Jackson Housing Portfolio Project), 4.55%, 4/01/2042	$750,000	$741,875
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	237,862	237,668
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “G”, FHA, 2.45%, 11/01/2045	650,000	436,826
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family (Cedar Ridge Terrace Apartments), “A”, FNMA, 4.45%, 4/01/2043	30,000	29,059
Virginia Housing Development Authority, Rental Housing, “F”, 5.15%, 11/01/2048	385,000	391,611
		$1,837,039
Sales & Excise Tax Revenue – 5.9%
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2044	$905,000	$361,648
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	70,000	64,766
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	270,000	271,669
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	825,242
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	936
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	20,000	19,796
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	71,000	68,263
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	1,310,000	1,290,031
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	162,000	157,851
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	71,000	69,181
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	234,000	222,735
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	7,000	5,923
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	346,000	270,825

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	$330,000	$236,489
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	150,000	48,951
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	115,000	111,263
		$4,025,569
Single Family Housing - State – 11.9%
Mississippi Home Corp., Single Family Mortgage Rev., “A”, 4.8%, 12/01/2045 (w)	$750,000	$752,582
Mississippi Home Corp., Single Family Mortgage Rev., “A”, GNMA, 4.65%, 12/01/2054	1,750,000	1,713,481
Mississippi Home Corp., Single Family Mortgage Rev., “B”, GNMA, 2.875%, 12/01/2043	1,000,000	743,952
Mississippi Home Corp., Single Family Mortgage Rev., “C”, GNMA, 3.95%, 12/01/2042	1,000,000	920,277
Mississippi Home Corp., Single Family Mortgage Rev., “C”, GNMA, 4.65%, 12/01/2044	750,000	744,776
Mississippi Home Corp., Single Family Mortgage Rev., “C”, GNMA, 4.05%, 12/01/2047	1,000,000	896,738
Mississippi Home Corp., Single Family Mortgage Rev., “C”, GNMA, 4.65%, 12/01/2048	1,000,000	985,612
Mississippi Home Corp., Single Family Mortgage Rev., “C”, GNMA, 4.8%, 12/01/2049	750,000	721,301
Mississippi Home Corp., Single Family Mortgage Rev., “E”, GNMA, 4.45%, 12/01/2044	750,000	730,365
		$8,209,084
State & Local Agencies – 6.1%
Hinds County, MS, Certificates of Participation (Lease Purchase Project), “A”, BAM, 4.625%, 9/01/2054 (n)	$500,000	$473,659
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	500,698
Mississippi Development Bank Special Obligation (Tupelo Public Improvement Rev. Project), 5%, 7/01/2049	1,000,000	1,016,387
Mississippi Development Bank Special Obligation Refunding, Taxable (Desoto County Highway Project), 2.358%, 1/01/2026	590,000	581,905
Warren County, MS, Certificates of Participation (Lease Purchase Jail Project), BAM, 6%, 9/01/2048	750,000	829,160
Warren County, MS, Certificates of Participation (Lease Purchase Jail Project), BAM, 6%, 9/01/2053	750,000	819,586
		$4,221,395
Student Loan Revenue – 0.6%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$10,000	$9,416
Iowa Student Loan Liquidity Corp. Rev., “C”, 3.5%, 12/01/2044	110,000	84,869
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	335,000	327,736
		$422,021
Tax - Other – 5.4%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$65,000	$66,312
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	150,000	159,031
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	350,000	360,415
State of Mississippi, Alcoholic Beverage Control Rev. (ABC Warehouse Construction Project), “A”, 4%, 10/01/2045	750,000	689,563
State of Mississippi, Alcoholic Beverage Control Rev. (ABC Warehouse Construction Project), “A”, 5%, 10/01/2049	1,000,000	1,037,558
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	1,000,000	1,006,480
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”C-3“, 3%, 5/15/2051	545,000	397,996
		$3,717,355
Tobacco – 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	$265,000	$229,522
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	240,000	220,863
		$450,385
Toll Roads – 0.3%
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	$280,000	$220,301
Universities - Colleges – 13.5%
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	$370,000	$292,243
Mississippi Development Bank Special Obligation (Hinds Community College District Capital Improvement Project), BAM, 4%, 5/01/2044	500,000	450,366
Mississippi Development Bank Special Obligation (Hinds Community College District Capital Improvement Project), BAM, 5%, 5/01/2049	750,000	772,594
Mississippi Development Bank Special Obligation (Northwest Mississippi Community College Improvement Project), 4%, 3/01/2050	435,000	382,577
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – continued
Mississippi State University, Educational Building Corp. Refunding Rev. (Mississippi State University Facilities Refinancing), “A”, 4%, 8/01/2043	$600,000	$557,374
Mississippi State University, Educational Building Corp. Rev. (New Residence Hall and Facilities Refinancing), 4%, 8/01/2049	750,000	702,354
Mississippi State University, Educational Building Corp. Rev. (New Residence Hall and Facilities Refinancing), 5%, 8/01/2053	750,000	785,111
University of Mississippi Medical Center, Educational Building Corp. Rev. (Colony Park Teaching Campus), “A”, 4%, 6/01/2053	1,000,000	914,008
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 5%, 6/01/2042	1,250,000	1,267,968
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 4%, 6/01/2047	1,000,000	924,513
University of Mississippi Medical Center, Educational Building Corp. Rev. (New Facilities & Refinancing Project), “A”, 5%, 6/01/2047	1,250,000	1,255,425
University of Mississippi, Educational Building Corp. Rev. (New Facilities Project), 4.5%, 10/01/2052	1,000,000	981,246
		$9,285,779
Utilities - Investor Owned – 0.5%
Mississippi Business Finance Corp. Refunding Rev. (System Energy Resources, Inc. Project), 2.375%, 6/01/2044	$500,000	$310,038
Utilities - Municipal Owned – 1.9%
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	$500,000	$503,401
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	240,000	133,200
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	15,000	14,632
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	120,000	66,600
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	60,000	59,033
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	105,000	103,670
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	10,000	9,786
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	65,000	36,075
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	60,000	33,300
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	27,750
Texas Municipal Power Agency, Transmission System Rev., AGM, 2%, 9/01/2033	355,000	291,438
		$1,278,885
Utilities - Other – 2.3%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	$460,000	$480,670
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	210,000	216,713
Southeast Alabama Energy, Cooperative District Energy Supply Rev., “A-1”, 5.5%, 11/01/2053 (Put Date 1/01/2031)	560,000	603,789
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	265,000	278,621
		$1,579,793
Water & Sewer Utility Revenue – 9.4%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	$145,000	$145,645
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	120,000	122,011
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,002,526
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	762,946
Mississippi Development Bank Special Obligation (Meridian Combined Water and Sewer Rev. Project), BAM, 4%, 7/01/2045	1,105,000	1,007,265
Mississippi Development Bank Special Obligation (Meridian Combined Water and Sewer Rev. Project), BAM, 4%, 7/01/2050	1,500,000	1,351,661
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048 (Prerefunded 1/01/2028)	1,000,000	1,058,944
		$6,450,998
Total Municipal Bonds (Identified Cost, $70,564,169)		$67,663,360
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $105,313)	$262,716	$84,069
Contingent Value Instruments – 0.2%
General Obligations - General Purpose – 0.2%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $89,512)	$157,038	$98,345

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $1,038,242)	1,038,147	$1,038,250
Other Assets, Less Liabilities – (0.2)%		(138,606)
Net Assets – 100.0%		$68,745,418
See Portfolio Footnotes and Notes to Financial Statements
MSTBFS-ANN

Portfolio of Investments – continued
MFS New York Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.8%
Airport Revenue – 8.2%
New York Transportation Development Corp., Special Facilities (LaGuardia Airport Terminal B Redevelopment Project), “A”, 5%, 7/01/2034	$900,000	$900,131
New York Transportation Development Corp., Special Facilities Rev. (JFK Airport Terminal 6 Redevelopment Project), “A”, 5.5%, 12/31/2060	1,500,000	1,558,941
New York Transportation Development Corp., Special Facilities Rev. (JFK Airport Terminal 6 Redevelopment Project), “A”, AGM, 5.25%, 12/31/2054	2,000,000	2,068,385
New York Transportation Development Corp., Special Facilities Rev. (JFK Airport Terminal 6 Redevelopment Project), Capital Appreciation, “B”, AGM, 0%, 12/31/2054	1,500,000	935,544
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), 6%, 6/30/2054	1,000,000	1,063,159
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.125%, 6/30/2060	2,000,000	2,011,503
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	1,810,000	1,841,951
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport, Terminal B Redevelopment), “A”, AGM, 4%, 7/01/2031	2,000,000	1,992,627
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2040	1,500,000	1,383,083
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2038	750,000	757,701
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	90,016
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	80,004
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	130,003
		$14,813,048
General Obligations - General Purpose – 3.5%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$615,000	$562,799
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	118,007	126,410
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	114,620	125,931
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	108,689	106,417
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	184,514	176,262
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	83,850	79,250
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	114,004	104,252
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	354,563	309,090
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	139,873	95,837
Long Beach, NY, General Obligation, “B”, BAM, 4.625%, 7/15/2052	2,000,000	1,969,669
New York, NY, “B-1”, 3%, 10/01/2044	1,825,000	1,383,667
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	5,000	5,010
State of Illinois, General Obligation, 5.5%, 5/01/2039	215,000	227,110
State of Illinois, General Obligation, 5.75%, 5/01/2045	200,000	211,677
Yonkers, NY, General Obligation, “F”, BAM, 5%, 11/15/2042	750,000	795,796
		$6,279,177
Healthcare Revenue - Hospitals – 11.6%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	$450,000	$450,023
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	300,000	300,024
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	588,268
California Health Facilities Financing Authority Rev. (Cedars-Sinai Health System), “A”, 5%, 8/15/2051	2,000,000	2,089,797
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems, Inc. Project), 4%, 7/01/2041	1,605,000	1,474,679
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 5%, 11/01/2037	2,000,000	1,911,885
Monroe County, NY, Industrial Development Corp. Rev. (Rochester General Hospital Project), 5%, 12/01/2046	2,000,000	2,004,153
New York Dormitory Authority Rev. (Montefiore Obligated Group), “A”, 4%, 9/01/2050	1,500,000	1,284,772
New York Dormitory Authority Rev. (Norwell Health Obligated Group), “A”, 4.25%, 5/01/2052	3,000,000	2,833,110
New York Dormitory Authority, White Plains Hospital Obligated Group Rev., AGM, 5.25%, 10/01/2049	1,750,000	1,783,453
New York Dormitory Authority, White Plains Hospital Obligated Group Rev., AGM, 5.5%, 10/01/2054	1,750,000	1,861,448
Westchester County, NY, Health Care Corp. Rev., “B”, 6%, 11/01/2030	115,000	115,159
Westchester County, NY, Local Development Corp. Rev. (New York Blood Center Project), 5%, 7/01/2038	1,000,000	1,056,646
Westchester County, NY, Local Development Corp. Rev. (Westchester Medical Center Obligated Group Project), AGM, 5%, 11/01/2051	1,500,000	1,532,659

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Westchester County, NY, Local Development Corp. Rev. (Westchester Medical Center Obligated Group Project), AGM, 5.75%, 11/01/2053	$1,500,000	$1,624,470
		$20,910,546
Healthcare Revenue - Long Term Care – 2.5%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson's Ferry Project), 5.25%, 11/01/2036	$1,000,000	$1,016,989
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson's Ferry Project), “A”, 4%, 11/01/2045	2,000,000	1,823,376
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	750,000	751,807
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	915,000	915,236
		$4,507,408
Industrial Revenue - Airlines – 5.3%
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 3%, 8/01/2031	$1,500,000	$1,382,650
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	1,000,000	1,001,176
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	1,035,000	1,067,872
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2034	1,000,000	1,020,505
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5.625%, 4/01/2040	3,500,000	3,675,255
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4.375%, 10/01/2045	1,500,000	1,399,253
		$9,546,711
Industrial Revenue - Other – 0.2%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$200,000	$180,661
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 2.875%, 1/01/2041 (n)	255,000	196,704
		$377,365
Miscellaneous Revenue - Other – 5.2%
Battery Park, NY, Authority Senior Rev., “A”, 5%, 11/01/2053	$2,000,000	$2,112,724
New York City, NY, Convention Center Development Corp., Capital Appreciation, “B”, AGM, 0%, 11/15/2043	680,000	271,443
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	1,940,000	1,944,248
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040 (n)	1,500,000	1,503,891
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	2,095,000	2,106,658
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	750,000	566,216
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	1,000,000	749,411
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	90,000	91,802
		$9,346,393
Multi-Family Housing Revenue – 17.0%
Erie County, NY, Industrial Development Agency Multi-Family (Westchester Park Preservation LP Project), FNMA, 4.25%, 2/01/2041	$1,980,000	$1,905,838
Monroe County, NY, Industrial Development Agency Multi-Family Mortgage, 4.84%, 11/01/2040	619,648	631,750
Monroe County, NY, Industrial Development Agency Multi-Family Mortgage (Andrews Terrace Community Partners LP Project), “A”, FNMA, 4.72%, 1/01/2044	2,000,000	1,975,101
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	639,915	639,394
New York Housing Finance Agency 320 West 38th Street Housing Rev., “A”, FHLMC, 3.57%, 5/01/2042 (Put Date 11/01/2031)	1,500,000	1,483,399
New York Housing Finance Agency Affordable Housing Rev. (Climate Bond), “B”, 3.7%, 11/01/2038	340,000	313,162
New York Housing Finance Agency Affordable Housing Rev., “A-2”, 2.5%, 11/01/2060 (Put Date 5/01/2027)	1,885,000	1,844,530
New York Housing Finance Agency Affordable Housing Rev., “F-1”, 5.1%, 11/01/2052	1,000,000	1,021,168
New York Housing Finance Agency Affordable Housing Rev., “F-1”, 5.15%, 11/01/2057	1,200,000	1,224,427
New York Housing Finance Agency Affordable Housing Rev., “G-1”, HUD Section 8, 4.625%, 11/01/2042	350,000	342,091
New York Housing Finance Agency Affordable Housing Rev., “G-1”, HUD Section 8, 4.8%, 11/01/2047	1,000,000	1,002,723
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “D-2”, 4.45%, 11/01/2049	1,000,000	970,076
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Multi-Family Housing Revenue – continued
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “F-1”, 4.6%, 11/01/2042	$1,000,000	$1,004,036
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “F-1”, 4.75%, 11/01/2047	500,000	502,155
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “F-1”, 4.85%, 11/01/2052	500,000	501,400
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “D”, 4.3%, 11/01/2063 (Put Date 11/01/2028)	500,000	510,076
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “G”, FHA, 2.45%, 11/01/2045	2,500,000	1,680,100
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “A-3-A”, 3.8%, 11/01/2039	1,730,000	1,625,886
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Neighborhood Bonds), “C-1-A”, 3.95%, 11/01/2048	2,610,000	2,317,726
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “C-1”, 4.25%, 11/01/2052	2,500,000	2,308,206
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “D-1”, 4.5%, 11/01/2054	500,000	479,820
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “F-1”, 2.25%, 11/01/2041	1,535,000	1,096,524
New York, NY, Housing Development Corp., Multi-Family Mortgage Rev. (8 Spruce Street), “F”, 5.25%, 12/15/2031 (n)	500,000	509,044
New York, NY, Housing Development Corp., Multi-Family Mortgage Rev. (8 Spruce Street), “D”, 4%, 12/15/2031	1,000,000	1,014,936
Riverhead, NY, IDA Economic Job Development Corp. Multi-Family (River Pointe Apartments Project), FNMA, 4.5%, 2/01/2041	1,980,398	1,954,698
Westchester County, NY, Industrial Development Agency, Multi-Family Housing Rev. (Armory Plaza Housing LP Project), 4.3%, 6/01/2046 (Put Date 5/01/2041)	1,990,000	1,921,632
		$30,779,898
Port Revenue – 2.0%
New York Liberty Development Corp., Liberty Refunding Rev. (1 World Trade Center Project), 2.75%, 2/15/2044	$2,000,000	$1,441,408
Port Authority of NY & NJ (221st Series), 4%, 7/15/2055	2,485,000	2,169,651
		$3,611,059
Sales & Excise Tax Revenue – 3.6%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$185,000	$171,167
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	750,000	754,637
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	4,000	3,746
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	63,000	62,358
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	200,000	192,290
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	1,830,000	1,802,104
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	451,000	439,448
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	210,000	204,621
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	635,000	604,431
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	17,000	14,385
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	942,000	737,333
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	904,000	647,836
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	416,000	135,757
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	545,000	527,287
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	255,000	246,712
		$6,544,112
Secondary Schools – 5.7%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$1,015,016
Build NYC Resource Corp. Rev. (Academic Leadership Charter School Project), 4%, 6/15/2029	320,000	319,826
Build NYC Resource Corp. Rev. (Academic Leadership Charter School Project), 4%, 6/15/2036	400,000	384,362
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), “A”, 5%, 7/01/2042	550,000	549,014
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), “A”, 5%, 7/01/2056	550,000	525,740
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	750,000	750,125
Build NYC Resource Corp. Rev. (KIPP NYC Public Schools Facilities - Canal West Project), 5.25%, 7/01/2052	2,000,000	2,028,228
Build NYC Resource Corp. Rev. (New World Preparatory Charter School Project), “A”, 4%, 6/15/2031 (n)	350,000	338,097
Build NYC Resource Corp. Rev. (New World Preparatory Charter School Project), “A”, 4%, 6/15/2041 (n)	610,000	533,095
Build NYC Resource Corp. Rev. (New World Preparatory Charter School Project), “A”, 4%, 6/15/2051 (n)	1,265,000	1,023,420
Build NYC Resource Corp. Rev. (Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	676,085

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Secondary Schools – continued
Nassau County, NY, Local Economic Assistance Corp., Education Rev. (Friends of Roosevelt Children's Academy Charter School, Inc. Project), “A”, 5%, 7/01/2055	$1,000,000	$969,669
New York Build Resource Corp. Rev. (Success Academy Charter Schools Project), 4%, 9/01/2044	1,000,000	915,197
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	240,000	240,384
		$10,268,258
Single Family Housing - State – 3.1%
New York Mortgage Agency Homeowner Mortgage Rev., “211”, 3.8%, 10/01/2048	$360,000	$311,343
New York Mortgage Agency Homeowner Mortgage Rev., “212”, 3.7%, 10/01/2033	335,000	315,829
New York Mortgage Agency Homeowner Mortgage Rev., “217”, 3.625%, 4/01/2039	355,000	324,146
New York Mortgage Agency Homeowner Mortgage Rev., “239”, 3.25%, 10/01/2051	755,000	742,283
New York Mortgage Agency Homeowner Mortgage Rev., “264”, 4.6%, 10/01/2054	1,000,000	973,947
New York Mortgage Agency Homeowner Mortgage Rev., “266”, 4.7%, 10/01/2052	1,000,000	983,146
New York Mortgage Agency Homeowner Mortgage Rev., “258”, 4.45%, 10/01/2044	1,000,000	976,847
New York Mortgage Agency Homeowner Mortgage Rev., “258”, 4.6%, 10/01/2049	1,000,000	981,357
		$5,608,898
State & Local Agencies – 1.7%
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	$125,000	$146,186
New York Dormitory Authority Rev., State Personal Income Tax Rev., 3%, 3/15/2050	1,225,000	892,953
Yonkers, NY, Industrial Development Agency, School Facility Rev. (New Community School Project), 5%, 5/01/2042	2,000,000	2,101,329
		$3,140,468
Tax - Other – 5.4%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$140,000	$142,825
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	325,000	344,568
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	690,000	710,533
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	1,780,000	480,149
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2036	100,000	101,224
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2046	300,000	301,846
New York, NY, Transitional Finance Authority Rev., “C-1”, 4%, 5/01/2045	1,800,000	1,666,943
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), “A-1”, 4%, 5/15/2046	2,000,000	1,844,289
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), “B-1”, 5.25%, 5/15/2054	2,000,000	2,116,386
Triborough Bridge & Tunnel Authority Rev., NY, Real Estate Transfer Tax (MTA Bridges and Tunnels), “A”, 5.25%, 12/01/2054	2,000,000	2,110,816
		$9,819,579
Tobacco – 1.9%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	$695,000	$601,955
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	175,000	154,248
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	605,000	556,757
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	1,000,000	1,013,426
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2036	1,000,000	1,011,982
		$3,338,368
Toll Roads – 1.2%
New York Thruway Authority General Rev., “P”, 5.25%, 1/01/2054	$2,000,000	$2,115,903
Transportation - Special Tax – 7.0%
Metropolitan Transportation Authority, NY, Refunding Rev. (Climate Bond Certified), “E”, 5%, 11/15/2033	$2,000,000	$2,144,814
Metropolitan Transportation Authority, NY, Refunding Rev. (Climate Bond Certified), “E”, 4%, 11/15/2045	1,340,000	1,204,332
Metropolitan Transportation Authority, NY, Transportation Refunding Green Rev. (Climate Bond Certified), BAM, 4%, 11/15/2048	2,000,000	1,812,460
Metropolitan Transportation Authority, NY, Transportation Rev., “A”, 4%, 11/15/2052	1,830,000	1,592,564
Metropolitan Transportation Authority, NY, Transportation Rev., “A-2”, FLR, 3.721% (67% of SOFR + 0.8%), 11/01/2032 (Put Date 4/01/2026)	1,500,000	1,500,369
Metropolitan Transportation Authority, NY, Transportation Rev., “B”, BAM, 5%, 11/15/2052	3,100,000	3,152,945
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 10/31/2046	1,000,000	850,562
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 4/30/2053	435,000	354,886
		$12,612,932
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Universities - Colleges – 5.1%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/2033	$125,000	$125,025
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	880,000	882,067
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), “A”, 3%, 7/01/2051	3,000,000	2,107,098
Monroe County, NY, Industrial Development Corp. Rev. (St. John Fisher University Project), 5.25%, 6/01/2049	635,000	668,862
Monroe County, NY, Industrial Development Corp. Rev. (St. John Fisher University Project), 5.25%, 6/01/2054	850,000	883,972
New York Dormitory Authority Rev. (New School), “A”, 4.25%, 7/01/2050 (w)	1,000,000	931,599
New York Dormitory Authority Rev. (Pace University), “A”, 5.5%, 5/01/2056	1,000,000	1,063,148
New York Dormitory Authority, Institute of Technology Rev., 5.25%, 7/01/2049	1,500,000	1,560,942
Oneida County, NY, Local Development Corp. Rev. (Hamilton College Project), 5%, 7/01/2051	750,000	818,204
St. Lawrence County, NY, Industrial Development Agency, Civic Development Corp. Rev. (Clarkson University), “B”, 5%, 9/01/2039	200,000	201,932
		$9,242,849
Utilities - Municipal Owned – 0.4%
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	$675,000	$374,625
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	250,000	138,750
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	115,000	63,825
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	30,000	29,358
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	180,000	99,900
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	140,000	77,700
		$784,158
Utilities - Other – 2.8%
Black Belt Energy Gas District, AL, Gas Project Rev. (Project No. 8), “A”, 4%, 12/01/2052 (Put Date 12/01/2029)	$525,000	$521,454
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	1,265,000	1,323,703
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	1,210,000	1,264,370
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	1,085,000	1,276,067
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	705,000	741,236
		$5,126,830
Water & Sewer Utility Revenue – 3.4%
Buffalo, NY, Municipal Water Finance Authority, Water System Rev., “A”, AGM, 4%, 7/01/2046	$1,500,000	$1,415,867
Great Neck North, NY, Water Authority System Rev., 3%, 11/01/2044	1,340,000	1,094,733
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	345,000	350,783
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	101,726
New York, NY, Municipal Finance Authority, Water & Sewer System Second General Resolution Rev., “AA1”, 5.25%, 6/15/2053	2,000,000	2,129,293
Upper Mohawk Valley, NY, Regional Water Finance Authority Water System Rev., BAM, 4.25%, 4/01/2048	500,000	484,395
Upper Mohawk Valley, NY, Regional Water Finance Authority Water System Rev., BAM, 4.25%, 4/01/2052	500,000	477,592
		$6,054,389
Total Municipal Bonds (Identified Cost, $180,846,258)		$174,828,349
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $350,898)	$875,721	$280,231
Contingent Value Instruments – 0.2%
General Obligations - General Purpose – 0.2%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $256,309)	$449,666	$281,603

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $3,985,520)	3,985,145	$3,985,544
Other Assets, Less Liabilities – 0.7%		1,231,386
Net Assets – 100.0%		$180,607,113
See Portfolio Footnotes and Notes to Financial Statements
MSTBFS-ANN

Portfolio of Investments – continued
MFS North Carolina Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.1%
Airport Revenue – 6.4%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 4%, 7/01/2052	$5,000,000	$4,639,309
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 4%, 7/01/2037	1,000,000	974,795
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2041	2,155,000	2,228,800
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2042	1,000,000	1,008,382
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2042	2,300,000	2,363,960
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “B”, 5%, 7/01/2049	2,500,000	2,518,081
Greater Asheville, NC, Regional Airport Authority System Rev., AGM, 5.25%, 7/01/2053	4,000,000	4,112,165
Greater Asheville, NC, Regional Airport Authority System Rev., “A”, AGM, 5.5%, 7/01/2052	1,500,000	1,561,702
Greater Asheville, NC, Regional Airport Authority, System Rev., AGM, 5.25%, 7/01/2048	1,000,000	1,033,137
New York Transportation Development Corp., Special Facilities (LaGuardia Airport Terminal B Redevelopment Project), “A”, 5%, 7/01/2034	1,275,000	1,275,186
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.125%, 6/30/2060	2,580,000	2,594,839
Raleigh-Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	2,000,000	2,033,531
Raleigh-Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2037	2,000,000	2,029,921
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	175,000	175,032
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	150,000	150,007
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	240,000	240,005
		$28,938,852
General Obligations - General Purpose – 4.7%
Asheville, NC, General Obligation Refunding, 4%, 6/01/2039	$295,000	$296,893
Asheville, NC, General Obligation Refunding, 4%, 6/01/2041	500,000	492,980
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	1,030,000	942,573
Cartersville, GA, General Obligation, 2%, 10/01/2040	2,190,000	1,534,485
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	1,655,000	1,742,790
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	201,638	215,996
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	554,850	609,606
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	185,717	181,835
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	344,225	328,830
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	143,274	135,414
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	194,798	178,134
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	680,587	593,300
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	239,000	163,756
Howard County, MD, Metropolitan District Project, “B”, 3%, 8/15/2051	4,000,000	2,966,934
Lee County, NC, Limited Obligation, 4%, 5/01/2037	855,000	849,929
Mecklenburg County, NC, General Obligation School, 4%, 2/01/2044	4,000,000	3,883,283
Mecklenburg County, NC, Limited Obligation, 4%, 2/01/2045	4,000,000	3,865,812
State of Illinois, General Obligation, 5.5%, 5/01/2039	375,000	396,123
State of Illinois, General Obligation, 5.75%, 5/01/2045	350,000	370,435
State of Illinois, General Obligation, “C”, 4%, 10/01/2040	685,000	640,855
State of Illinois, General Obligation, “C”, 4%, 10/01/2041	310,000	286,805
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	460,000	452,833
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	185,000	180,061
		$21,309,662
General Obligations - Schools – 1.1%
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 4%, 12/01/2047	$1,510,000	$1,228,333
Guilford County, NC, General Obligation School, 4%, 3/01/2045	4,000,000	3,844,707
		$5,073,040
Healthcare Revenue - Hospitals – 9.8%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$555,000	$517,451
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Atrium Health), “D”, 3.625%, 1/15/2048 (Put Date 6/15/2027)	2,500,000	2,510,732
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2036	3,000,000	3,141,138
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2040	3,000,000	3,019,961

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), “A”, 4.125%, 7/01/2052	$2,480,000	$2,250,950
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2036 (Prerefunded 10/01/2027)	1,500,000	1,574,681
New Hanover County, NC, Hospital Rev. (New Hanover Regional Medical Center), 5%, 10/01/2047 (Prerefunded 10/01/2027)	2,425,000	2,545,734
New York Dormitory Authority Rev. (Norwell Health Obligated Group), “A”, 4.25%, 5/01/2052	4,685,000	4,424,373
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), “A”, 4%, 11/01/2052	5,000,000	4,439,133
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2033	255,000	270,333
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 4%, 7/01/2049	4,935,000	4,599,054
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033 (Prerefunded 6/01/2025)	3,000,000	3,009,988
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	2,500,000	2,463,342
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2027	150,000	150,611
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2035	1,515,000	1,390,477
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2038	1,065,000	942,270
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	6,500,000	6,542,158
		$43,792,386
Healthcare Revenue - Long Term Care – 8.6%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 5%, 11/01/2037	$2,750,000	$2,765,087
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2036	1,000,000	954,514
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2042	2,000,000	1,792,782
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	1,500,000	1,478,636
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2031	1,000,000	1,013,168
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2050	2,000,000	2,010,298
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Refunding Rev. (Plantation Village, Inc.), “A”, 4%, 1/01/2052	3,000,000	2,405,014
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	1,000,000	711,834
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Aldersgate), “A”, 5%, 7/01/2047	1,000,000	696,647
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Carolina Village Project), “B”, 5%, 4/01/2047	2,000,000	1,881,660
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Everyage), “B”, 5%, 9/01/2044	1,260,000	1,270,976
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Everyage), “B”, 5%, 9/01/2049	1,100,000	1,093,283
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Everyage), “B”, 5%, 9/01/2054	1,340,000	1,308,544
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Forest at Duke Project), 4%, 9/01/2041	830,000	746,216
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Forest at Duke Project), 4%, 9/01/2046	715,000	607,754
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Forest at Duke Project), 4%, 9/01/2051	1,100,000	889,207
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Friends Homes, Inc.), “A”, 4%, 9/01/2040	2,000,000	1,771,758
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Galloway Ridge), “A”, 5%, 1/01/2039	1,225,000	1,151,123
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Penick Village Project), “A”, 5.5%, 9/01/2044	1,380,000	1,391,742
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Penick Village Project), “A”, 5.5%, 9/01/2054	1,665,000	1,632,659
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2050	1,500,000	1,419,012
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	1,500,000	1,480,906
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2049	2,000,000	1,923,841
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	800,000	806,940
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,200,000	2,208,148
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes Project), “A”, 5.125%, 10/01/2054	2,000,000	2,019,650
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2035	1,000,000	1,013,146
		$38,444,545
Human Services – 0.2%
North Carolina Capital Facilities Finance Agency Rev. (Arc of North Carolina Projects), “A”, 5%, 10/01/2034	$1,000,000	$1,001,086
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Industrial Revenue - Environmental Services – 0.2%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 7/01/2041 (Put Date 7/01/2027)	$835,000	$835,946
Industrial Revenue - Other – 1.5%
Cumberland County, NC, Industrial Facilities and Pollution Control Financing Authority, Solid Waste Disposal Rev. (Project Aero), 3.75%, 12/01/2027 (Put Date 11/01/2025)	$6,000,000	$6,008,610
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	600,000	541,981
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 2.875%, 1/01/2041 (n)	510,000	393,409
		$6,944,000
Miscellaneous Revenue - Other – 1.4%
Durham County, NC, Limited Obligation, “A”, 5%, 6/01/2041	$1,000,000	$1,076,291
Durham County, NC, Limited Obligation, “A”, 5%, 6/01/2042	1,000,000	1,069,598
Durham County, NC, Limited Obligation, “A”, 5%, 6/01/2043	875,000	931,946
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	1,130,000	1,132,475
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	1,690,000	1,713,161
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	190,000	193,803
		$6,117,274
Multi-Family Housing Revenue – 4.5%
Gastonia, NC, Housing Authority Multi-Family Tax Exempt Mortgage, (Stonecroft Village), “A”, FNMA, 4.55%, 7/01/2043	$3,481,000	$3,404,720
Inlivian, NC, Multi-Family Tax-Exempt (Poplar Grove Apartments), 4.45%, 6/01/2041	3,985,000	3,912,495
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	1,286,236	1,285,190
North Carolina Housing Finance Agency (Multi-Family Tax-Exempt Mortgaged Back), FNMA, 4.45%, 5/01/2040	4,961,640	4,918,161
Puerto Rico Housing Finance Authority, Multi-Family Housing Collateralized Rev. (Mirador Las Casas Project), “B”, 5%, 3/01/2027 (Put Date 3/01/2026)	240,000	243,836
Raleigh, NC, Housing Authority Multi-Family Rev. (Parkside Apartments), “A”, FNMA, 4.4%, 12/01/2043	4,125,000	3,968,393
Shelby, NC, Multi-Family, Taxable (Laurel Hill Apartments), FNMA, 4.25%, 8/01/2040	2,640,000	2,567,667
		$20,300,462
Sales & Excise Tax Revenue – 3.0%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$350,000	$323,830
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,295,000	1,303,006
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	9,000	8,428
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	105,000	103,930
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	336,000	323,047
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	6,329,000	6,232,523
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	635,000	618,735
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	348,000	339,086
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	154,000	146,586
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	31,000	26,231
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	1,584,000	1,239,847
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	1,515,000	1,085,698
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	718,000	234,312
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	880,000	851,400
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	485,000	469,238
		$13,305,897
Secondary Schools – 0.1%
District of Columbia Rev. (Rocketship DC Obligated Group), “A”, 5%, 6/01/2056 (n)	$430,000	$394,193
Single Family Housing - State – 11.0%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 4%, 11/15/2047	$320,000	$320,414
North Carolina Housing Finance Agency, Home Ownership Refunding Rev., “45”, GNMA, 3%, 7/01/2051	1,660,000	1,633,965
North Carolina Housing Finance Agency, Home Ownership Rev., “41”, FNMA, 3.55%, 7/01/2044	1,285,000	1,105,249
North Carolina Housing Finance Agency, Home Ownership Rev., “43”, GNMA, 2.95%, 7/01/2043	2,740,000	2,059,743

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Single Family Housing - State – continued
North Carolina Housing Finance Agency, Home Ownership Rev., “44”, 4%, 7/01/2050	$2,520,000	$2,531,707
North Carolina Housing Finance Agency, Home Ownership Rev., “48”, 3.75%, 7/01/2052	2,825,000	2,826,038
North Carolina Housing Finance Agency, Home Ownership Rev., “49”, 4.875%, 7/01/2042	1,190,000	1,208,280
North Carolina Housing Finance Agency, Home Ownership Rev., “49”, GNMA, 5%, 7/01/2047	4,970,000	4,979,051
North Carolina Housing Finance Agency, Home Ownership Rev., “49”, GNMA, 6%, 7/01/2053	1,340,000	1,425,498
North Carolina Housing Finance Agency, Home Ownership Rev., “50”, GNMA, 5.5%, 1/01/2054	4,740,000	5,043,126
North Carolina Housing Finance Agency, Home Ownership Rev., “51”, 4.5%, 1/01/2048	2,990,000	2,882,990
North Carolina Housing Finance Agency, Home Ownership Rev., “51”, 5.75%, 1/01/2054	3,810,000	4,052,414
North Carolina Housing Finance Agency, Home Ownership Rev., “52-A”, GNMA, 6.25%, 1/01/2055	3,930,000	4,253,991
North Carolina Housing Finance Agency, Home Ownership Rev., “54-A”, 4.55%, 7/01/2044	2,000,000	1,978,983
North Carolina Housing Finance Agency, Home Ownership Rev., “54-A”, 6.25%, 1/01/2055	2,000,000	2,215,422
North Carolina Housing Finance Agency, Home Ownership Rev., “55-A”, GNMA, 6.25%, 7/01/2055	4,000,000	4,381,317
North Carolina Housing Finance Agency, Home Ownership Rev., “53-A”, GNMA, 4.375%, 7/01/2044	3,000,000	2,905,802
North Carolina Housing Finance Agency, Home Ownership Rev., “53-A”, GNMA, 6.25%, 1/01/2055	3,485,000	3,782,059
		$49,586,049
State & Local Agencies – 8.7%
Ashe County, NC, Limited Obligation, 5%, 6/01/2042	$450,000	$482,721
Ashe County, NC, Limited Obligation, 4.125%, 6/01/2043	450,000	429,990
Ashe County, NC, Limited Obligation, 4.125%, 6/01/2044	350,000	328,707
Buncombe County, NC, Limited Obligation, 4%, 6/01/2035	1,465,000	1,468,343
Cabarrus County, NC, Limited Obligation, 5%, 8/01/2043	1,115,000	1,192,553
Cabarrus County, NC, Limited Obligation, 5%, 8/01/2043	950,000	1,016,077
Cabarrus County, NC, Limited Obligation, 5%, 8/01/2044	2,250,000	2,395,570
Cabarrus County, NC, Limited Obligation, 5%, 8/01/2044	750,000	798,523
Charlotte, NC, Convention Facility Projects, COP, “A”, 4%, 6/01/2049	2,500,000	2,341,533
Charlotte, NC, NASCAR Hall of Fame Public Facilities, COP, “C”, 3%, 6/01/2039	3,000,000	2,581,961
Charlotte, NC, Refunding COP (Transit Projects), “A”, 3%, 6/01/2048	4,425,000	3,329,597
Chatham County, NC, Limited Obligation, 4%, 11/01/2037	1,750,000	1,726,324
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2034	2,000,000	2,015,134
Durham County, NC, Financing Corp. Limited Obligation, 4%, 10/01/2035	1,240,000	1,246,987
Durham County, NC, Limited Obligation, 4%, 4/01/2035	1,270,000	1,273,256
Durham County, NC, Limited Obligation, 4.5%, 10/01/2042	2,400,000	2,452,379
Durham County, NC, Limited Obligation, 4.5%, 10/01/2043	2,000,000	2,034,636
Durham County, NC, Limited Obligation Capital Financing Corp., “A”, 5%, 6/01/2043	1,315,000	1,409,270
Durham County, NC, Limited Obligation Capital Financing Corp., “A”, 5%, 6/01/2044	750,000	799,577
Iredell County, NC, Limited Obligation, 4%, 4/01/2043	1,500,000	1,466,999
Iredell County, NC, Limited Obligation, 4%, 4/01/2044	400,000	387,771
Iredell County, NC, Limited Obligation, 4%, 4/01/2045	235,000	225,859
Mooresville, NC, Limited Obligation, “A”, 3%, 10/01/2036	350,000	315,481
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	250,000	292,372
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2043	3,500,000	1,504,743
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2046	2,035,000	758,169
Scotland County, NC, Limited Obligation, 5%, 12/01/2033	210,000	219,331
Scotland County, NC, Limited Obligation, 5%, 12/01/2034	1,000,000	1,042,017
Wake County, NC, Limited Obligation, “A”, 5%, 4/01/2041	1,625,000	1,746,900
Wake County, NC, Limited Obligation, “B”, 5%, 4/01/2041	1,765,000	1,897,402
		$39,180,182
Student Loan Revenue – 1.1%
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	$1,805,000	$1,765,862
North Carolina Education Assistance Authority, Student Loan Rev., “A”, 5%, 6/01/2043	3,335,000	3,352,406
		$5,118,268
Tax - Other – 0.7%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$300,000	$306,055
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	670,000	710,340
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tax - Other – continued
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	$1,920,000	$1,977,135
		$2,993,530
Tax Assessment – 0.1%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040 (n)	$300,000	$298,415
Tobacco – 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	$1,455,000	$1,260,207
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	650,000	572,922
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	1,270,000	1,168,730
		$3,001,859
Toll Roads – 4.3%
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	$2,000,000	$2,008,757
North Carolina Turnpike Authority, Triangle Expressway System Rev., 5%, 1/01/2040	2,000,000	2,052,165
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2038	3,000,000	3,119,843
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., 5%, 1/01/2032	1,150,000	1,177,029
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., AGM, 5%, 1/01/2039	2,600,000	2,644,986
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., “A”, AGM, 5%, 1/01/2058	5,000,000	5,144,154
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., Capital Appreciation, “B”, AGM, 0%, 1/01/2052	7,000,000	1,858,424
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	1,505,000	1,184,119
		$19,189,477
Transportation - Special Tax – 0.5%
Metropolitan Transportation Authority, NY, Refunding Rev. (Climate Bond Certified), “E”, 4%, 11/15/2045	$2,605,000	$2,341,258
Universities - Colleges – 10.7%
Appalachian State University, Millennial Campus Rev. (End Zone Project), 5%, 5/01/2044	$3,000,000	$3,069,569
Elizabeth City, NC, State University General Rev., AGM, 5%, 4/01/2040	3,155,000	3,220,287
North Carolina Agricultural & Technical State University General Rev., 5%, 10/01/2048	2,000,000	2,082,424
North Carolina Agricultural & Technical State University General Rev., 5%, 10/01/2052	2,000,000	2,069,823
North Carolina Agricultural & Technical State University General Rev., “A”, 5%, 10/01/2035	3,075,000	3,098,065
North Carolina Capital Facilities Finance Agency Refunding Rev. (Duke University), “B”, 5%, 10/01/2044	4,955,000	5,048,581
North Carolina Capital Facilities Finance Agency Rev. (Duke University), “B”, ETM, 5%, 10/01/2055 (Prerefunded 10/01/2025)	1,120,000	1,132,274
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 4%, 6/01/2034	1,370,000	1,229,670
North Carolina Central University Rev., 5%, 4/01/2044	3,265,000	3,293,982
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	115,000	115,100
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	140,000	140,300
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	735,000	739,618
University of North Carolina Board of Governors Rev., 4%, 4/01/2049	5,000,000	4,481,491
University of North Carolina, Asheville, Rev., 4%, 6/01/2039	1,450,000	1,415,957
University of North Carolina, Charlotte, Rev., “A”, 4%, 10/01/2045	4,415,000	4,199,606
University of North Carolina, Greensboro, Refunding Rev., 4%, 4/01/2036	1,750,000	1,752,797
University of North Carolina, Greensboro, Rev., 4%, 4/01/2034	1,000,000	1,005,495
University of North Carolina, Greensboro, Rev., 4%, 4/01/2035	1,000,000	1,001,763
University of North Carolina, School of Art General Rev., 4%, 2/01/2045	2,765,000	2,650,703
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	195,000	178,037
Western Carolina University, NC, General Obligation Rev., 5%, 10/01/2043	3,700,000	3,760,894
Winston-Salem, NC, State University General Rev., AGM, 5%, 10/01/2042	2,470,000	2,513,414
		$48,199,850
Utilities - Municipal Owned – 1.7%
Fuquay-Varina, NC, Combined Utilities Rev., “A”, 5%, 2/01/2042	$1,000,000	$1,074,352
Fuquay-Varina, NC, Combined Utilities Rev., “A”, 5%, 2/01/2043	1,465,000	1,566,840
Fuquay-Varina, NC, Combined Utilities Rev., “A”, 5%, 2/01/2044	650,000	691,668
Fuquay-Varina, NC, Combined Utilities Rev., “C”, 4.125%, 6/01/2049	1,250,000	1,181,383
Greenville, NC, Utilities Commission Combined Enterprise System Rev., 5%, 8/01/2044	300,000	310,292

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – continued
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	$720,000	$399,600
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	1,125,000	624,375
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	190,000	105,450
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	585,000	324,675
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2029	525,000	516,250
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	425,000	419,616
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	50,000	48,930
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	305,000	169,275
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	240,000	133,200
		$7,565,906
Utilities - Other – 3.0%
Black Belt Energy Gas District, AL, Gas Project Rev. (Project No. 8), “A”, 4%, 12/01/2052 (Put Date 12/01/2029)	$1,090,000	$1,082,638
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	2,580,000	2,699,725
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	2,535,000	2,648,908
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., “B-1”, 5.25%, 2/01/2054 (Put Date 3/01/2031)	1,600,000	1,711,018
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	2,320,000	2,441,602
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	1,445,000	1,519,271
Tennessee Energy Acquisition Corp., Gas Project Rev., “A”, 5.25%, 9/01/2026	1,290,000	1,308,745
		$13,411,907
Water & Sewer Utility Revenue – 12.1%
Brunswick, NC, Enterprise Systems Rev., 4.5%, 2/01/2049	$2,400,000	$2,382,668
Cabarrus County, NC, Water and Sewer Authority, Enterprise Systems Rev., 4%, 6/01/2049	4,000,000	3,707,221
Clayton, NC, Water & Sewer System Rev., 5%, 8/01/2045	2,500,000	2,624,694
Clayton, NC, Water & Sewer System Rev., 4%, 8/01/2047	2,500,000	2,334,547
Durham, NC, Utility System Refunding Rev., 4%, 8/01/2049	2,500,000	2,348,017
Durham, NC, Utility System Refunding Rev., 4%, 8/01/2053	2,500,000	2,302,945
Fayetteville, NC, Public Works Commission Rev., 4%, 3/01/2051	2,500,000	2,308,740
Greensboro, NC, Enterprise System Rev., 5.25%, 6/01/2047	1,000,000	1,070,013
Greensboro, NC, Enterprise System Rev., 5.25%, 6/01/2048	3,990,000	4,259,392
Greenville, NC, Utilities Commission Combined Enterprise System Rev., 5%, 12/01/2046	525,000	549,557
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,325,000	1,342,235
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	1,004,445
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	605,000	615,141
Holly Springs, NC, Enterprise System Rev., 4%, 11/01/2049	2,500,000	2,315,320
Holly Springs, NC, Enterprise System Rev., 4%, 11/01/2053	2,500,000	2,287,090
Johnston County, NC, Water & Sewer System Rev., 4%, 4/01/2048	4,000,000	3,764,358
Johnston County, NC, Water & Sewer System Rev., 5%, 4/01/2049	3,000,000	3,132,685
Johnston County, NC, Water & Sewer System Rev., 4%, 4/01/2053	5,000,000	4,578,670
Mebane, NC, Combined Utilities Rev., 4%, 8/01/2049	2,675,000	2,478,456
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,602,975
Sanford, NC, Enterprise Systems Rev., 4%, 6/01/2049	2,750,000	2,548,714
Sanford, NC, Enterprise Systems Rev., “A”, 4.125%, 6/01/2050	1,275,000	1,197,421
Texas Water Development Board State Water Implementation Rev., “A”, 5%, 10/15/2058	1,360,000	1,408,054
Union County, NC, Enterprise System Rev., 3%, 6/01/2046	2,500,000	1,928,695
		$54,092,053
Total Municipal Bonds (Identified Cost, $445,714,341)		$431,436,097
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $596,483)	$1,488,726	$476,392
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $437,953)	$768,338	$481,172
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $8,316,911)	8,316,351	$8,317,182
Other Assets, Less Liabilities – 1.8%		8,181,102
Net Assets – 100.0%		$448,891,945
See Portfolio Footnotes and Notes to Financial Statements

MSTBFS-ANN

Portfolio of Investments – continued
MFS Pennsylvania Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.5%
Airport Revenue – 2.3%
Allegheny County, PA, Airport Authority Rev. (Pittsburgh International Airport), “A”, AGM, 5.5%, 1/01/2048	$1,000,000	$1,049,495
Allegheny County, PA, Airport Authority Rev. (Pittsburgh International Airport), “A”, AGM, 5.5%, 1/01/2053	1,000,000	1,045,920
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	755,000	768,328
Philadelphia, PA, Airport Rev., “B”, 5%, 7/01/2034	750,000	764,571
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	55,000	55,010
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	45,000	45,002
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	80,000	80,002
		$3,808,328
General Obligations - General Purpose – 5.7%
Allegheny County, PA, Bethel Park School District General Obligation, 5.5%, 8/01/2048	$1,000,000	$1,090,545
Allegheny County, PA, General Obligation, “C-80”, 5%, 12/01/2049	1,000,000	1,041,609
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	350,000	320,292
Bucks County, PA, Northampton Township, General Obligation, 4%, 5/15/2043	1,000,000	957,419
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	600,000	631,827
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	66,341	71,065
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	245,437	269,658
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	61,103	59,826
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	116,918	111,689
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	47,139	44,553
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	64,091	58,608
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	234,653	204,558
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	78,634	53,878
Lackawanna County, PA, General Obligation, BAM, 4%, 9/15/2035	1,000,000	968,172
Penn Hills, PA, General Obligation, Capital Appreciation, “D”, 0%, 12/01/2032	595,000	426,704
Philadelphia, PA, Energy Authority City Service Agreement Rev. (Philadelphia Street Lighting Project), “A”, 5%, 11/01/2042	1,000,000	1,058,543
Pittsburgh, PA, General Obligation Capital Improvement, 4.25%, 9/01/2045 (w)	1,450,000	1,369,957
State of Illinois, General Obligation, 5.5%, 5/01/2039	125,000	132,041
State of Illinois, General Obligation, 5.75%, 5/01/2045	115,000	121,714
State of Illinois, General Obligation, “B”, 5.5%, 5/01/2047	130,000	135,142
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	165,000	162,429
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	65,000	63,265
		$9,353,494
General Obligations - Schools – 11.9%
Allegheny County, PA, Moon Area School District General Obligation, “B”, AGM, 4%, 11/15/2049	$1,500,000	$1,345,824
Allegheny County, PA, Steel Valley School District General Obligation, BAM, 5%, 11/01/2041	885,000	924,053
Allegheny County, PA, Steel Valley School District General Obligation, BAM, 5%, 11/01/2042	730,000	759,163
Allentown, PA, School District, General Obligation, AGM, 5%, 6/01/2049	1,000,000	1,038,401
Beaver County, PA, Aliquippa School District General Obligation, BAM, 4%, 12/01/2041	1,000,000	976,765
Berks County, PA, Muhlenberg School District General Obligation, 5%, 5/15/2054	1,000,000	1,023,564
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	1,000,000	1,016,414
Bucks County, PA, Pennsbury School District General Obligation, 5%, 8/01/2043	560,000	587,313
Bucks County, PA, Pennsbury School District General Obligation, 5%, 8/01/2044	1,000,000	1,044,979
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2031	1,150,000	875,420
Delaware County, PA, Haverford Township School District General Obligation, 5%, 3/15/2043	750,000	785,292
Delaware County, PA, Haverford Township School District General Obligation, 5%, 3/15/2044	500,000	521,969
Delaware County, PA, Interboro School District, General Obligation, AGM, 5.5%, 8/15/2063	1,500,000	1,593,913
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 4%, 4/15/2054	765,000	681,088
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,500,000	1,513,778
Northampton and Lehigh Counties, PA, Bethlehem Area School District General Obligation, BAM, 5%, 10/01/2042	1,000,000	1,050,437
Philadelphia, PA, School District General Obligation, “F”, 5%, 9/01/2038 (Prerefunded 9/01/2026)	5,000	5,152
Philadelphia, PA, School District General Obligation, “F”, 5%, 9/01/2038	1,495,000	1,515,715
Philadelphia, PA, School District, “A”, 5%, 9/01/2044	1,500,000	1,522,522
Upper St. Clair Township, PA, School District General Obligation, “B”, 3.625%, 10/01/2039	1,000,000	917,041
		$19,698,803
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – 14.1%
Allegheny County, PA, Mt. Lebanon Hospital Authority Rev. (St. Clair Memorial Hospital), 5%, 7/01/2038	$1,000,000	$1,027,524
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A-2”, 6%, 6/30/2034	83,000	89,455
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A-3”, 5%, 6/30/2039	1,470,000	1,422,851
Berks County, PA, Municipal Authority Rev. (Tower Health Project), Convertible Capital Appreciation, “B-1”, 0% to 11/15/2029, 6% to 6/30/2044	735,000	541,304
Berks County, PA, Municipal Authority Rev., Taxable (Tower Health Project), “A-1”, 8%, 6/30/2034	105,000	107,399
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2044	1,000,000	931,820
Bucks County, PA, St. Mary Hospital Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2048 (Prerefunded 12/01/2028)	665,000	712,274
Bucks County, PA, St. Mary Hospital Authority Refunding Rev. (Trinity Health Credit Group), 5%, 12/01/2048	335,000	340,897
Chester County, PA, Health & Education Facilities Authority Health System Rev. (Main Line Health System), “A”, 5%, 10/01/2052	1,750,000	1,753,583
Doylestown, PA, Hospital Authority Rev., “A”, 5%, 7/01/2049 (Prerefunded 7/01/2029)	100,000	106,756
Doylestown, PA, Hospital Authority Rev., “A”, 5%, 7/01/2049	900,000	900,886
DuBois, PA, Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2039	500,000	480,370
DuBois, PA, Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2040	1,000,000	959,309
DuBois, PA, Hospital Authority Rev. (Penn Highlands Healthcare), 5%, 7/15/2043	1,000,000	943,033
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	500,000	432,667
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), “A”, 4%, 7/01/2039	1,000,000	944,944
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “B”, 4%, 5/01/2042	2,000,000	1,875,964
Montour County, PA, Geisinger Authority Health System Rev., “A-1”, 5%, 2/15/2045	1,000,000	1,004,456
Montour County, PA, Geisinger Authority, Health System Rev., “A”, 4%, 4/01/2039	1,000,000	968,604
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke's Hospital), “A”, 5%, 8/15/2048	500,000	504,712
Pennsylvania Economic Development Financing Authority, UPMC Rev., “A”, 4%, 5/15/2053	1,000,000	865,401
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2036	1,000,000	1,019,890
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	1,000,000	1,010,584
Philadelphia, PA, Authority for Industrial Development, Hospital Rev. (Children's Hospital of Philadelphia Project), “A”, 5.5%, 7/01/2053	1,500,000	1,621,389
Philadelphia, PA, Hospitals and Higher Education Facilities Authority Rev. (Temple University Health System Obligated Group), “A”, 5%, 7/01/2034	500,000	504,808
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 4%, 6/01/2044	1,000,000	926,153
Westmoreland County, PA, Industrial Development Authority, Health System Rev. (Excela Health Project), “A”, 4%, 7/01/2037	1,400,000	1,293,255
		$23,290,288
Healthcare Revenue - Long Term Care – 5.6%
Adams County, PA, General Authority Rev. (Brethren Home Community Project), “A”, 5%, 6/01/2054	$750,000	$739,385
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	500,000	401,857
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, 5%, 1/01/2039	140,000	141,059
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, ETM, 5%, 1/01/2039 (Prerefunded 1/01/2029)	95,000	101,355
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, ETM, 5%, 1/01/2039 (Prerefunded 1/01/2029)	765,000	816,172
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	750,000	750,941
Lancaster County, PA, Hospital Authority Health Center Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	500,000	499,927
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2035	500,000	489,179
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2036	260,000	264,445
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2037	250,000	253,958
Lancaster County, PA, Hospital Authority Rev. (Brethren Village Project), 5.125%, 7/01/2037	500,000	495,005
Lancaster County, PA, Hospital Authority Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2040	500,000	446,801
Lancaster County, PA, Hospital Authority Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2045	500,000	426,246
Lancaster, PA, Municipal Authority Healthcare Facilities Rev. (Garden Spot Village Project), “A”, 5%, 5/01/2049	900,000	916,684
Lancaster, PA, Municipal Authority Healthcare Facilities Rev. (Luthercare Project), 5%, 12/01/2055	1,000,000	992,002
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	369,823
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), “B-1”, 5.25%, 7/01/2049	750,000	767,191
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	500,000	461,690
		$9,333,720

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Industrial Revenue - Environmental Services – 0.7%
Blythe, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037 (Prerefunded 12/01/2027)	$200,000	$218,682
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A-2”, 4.6%, 10/01/2046 (Put Date 10/01/2026)	1,000,000	1,005,448
		$1,224,130
Industrial Revenue - Other – 0.7%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$1,095,633
Miscellaneous Revenue - Other – 1.6%
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	$395,000	$395,865
Pennsylvania Economic Development Authority Rev. (Capitol Region Parking System), AGM, 4%, 1/01/2041	1,300,000	1,239,151
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	970,000	979,091
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	65,000	66,301
		$2,680,408
Multi-Family Housing Revenue – 2.8%
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	$452,361	$451,993
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Mountain View II & III Apartments Project), HUD Section 8, 5%, 2/01/2042 (Put Date 9/01/2025)	225,000	225,580
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Santa Fe Apartment & Sangre de Cristo Project), HUD Section 8, 5%, 2/01/2042 (Put Date 6/01/2025)	355,000	355,915
Pennsylvania Housing Finance Agency, Special Limited Obligation, Multi-Family Housing Development Rev. (Country Commons Apartments), FNMA, 3.6%, 8/01/2035	915,428	855,669
Pennsylvania Housing Finance Agency, Special Limited Obligation, Multi-Family Housing Development Rev. (Skyview Park Apartments), FNMA, 4.625%, 2/01/2042	1,500,000	1,486,963
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2058	1,250,000	1,190,350
		$4,566,470
Port Revenue – 0.1%
New York Liberty Development Corp., Liberty Refunding Rev. (1 World Trade Center Project), 2.75%, 2/15/2044	$300,000	$216,211
Sales & Excise Tax Revenue – 1.9%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$120,000	$111,027
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	936
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	35,000	34,643
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	124,000	119,220
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	979,000	964,077
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	243,000	236,776
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	116,000	113,029
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	364,000	346,477
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	9,000	7,616
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	524,000	410,151
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	509,000	364,766
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	227,000	74,079
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	195,000	188,662
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	205,000	198,337
		$3,169,796
Secondary Schools – 2.7%
Allentown, PA, Commercial & Industrial Development Authority, Education Facility Lease Rev. (Executive Education Academy Charter School Project), 5%, 7/01/2059 (n)	$750,000	$698,978
Bucks County, PA, Industrial Development Authority Rev. (School Lane Charter School Project), “A”, 5.125%, 3/15/2046	500,000	478,044
Chester County, PA, Industrial Development Authority, Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	500,000	476,867
Montgomery County, PA, Industrial Development Authority Rev. (Germantown Academy Project), “A”, 4%, 10/01/2046	625,000	542,505
Philadelphia, PA, Authority for Industrial Development Rev. (A String Theory Charter School Project), 5%, 6/15/2040 (n)	900,000	891,494
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	450,000	452,944
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Secondary Schools – continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2050	$500,000	$491,144
Philadelphia, PA, Authority for Industrial Development, Charter School Rev. (Tacony Academy School Project), 5.5%, 6/15/2043 (n)	500,000	501,738
		$4,533,714
Single Family Housing - State – 8.3%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 4.6%, 10/01/2049 (n)	$1,000,000	$982,065
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 6%, 10/01/2054 (n)	1,470,000	1,584,131
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 3.65%, 10/01/2032	1,000,000	946,552
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “141A”, 4.6%, 10/01/2043	1,000,000	988,549
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “141A”, 4.7%, 10/01/2046	1,000,000	978,482
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “145A”, 4.75%, 10/01/2049	1,000,000	991,510
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “146A”, 4.75%, 4/01/2053	1,000,000	981,365
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “146A”, 6.25%, 10/01/2054	1,000,000	1,093,938
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 4/01/2025	500,000	500,000
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 10/01/2025	300,000	301,553
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “134B”, 5%, 10/01/2026	1,545,000	1,570,818
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “141A”, 5.75%, 10/01/2053	1,300,000	1,377,513
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “142A”, 5.5%, 10/01/2053	1,375,000	1,450,376
		$13,746,852
State & Local Agencies – 3.1%
Chester County, PA, Health & Education Facilities Authority Rev. (Chester County Intermediate Unit Project), BAM, 5%, 4/01/2042	$1,375,000	$1,446,033
Chester County, PA, Health & Education Facilities Authority Rev. (Chester County Intermediate Unit Project), BAM, 5%, 4/01/2043	500,000	524,935
Chester County, PA, Health & Education Facilities Authority Rev. (Chester County Intermediate Unit Project), BAM, 5%, 4/01/2044	650,000	679,922
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	90,000	105,254
Pennsylvania School District Authority Rev. (William Penn School District Project), “A”, BAM, 4.125%, 3/15/2044	1,200,000	1,143,970
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2037	250,000	258,252
Philadelphia, PA, Authority for Industrial Development Rev. (Rebuild Project), 5%, 5/01/2038	1,000,000	1,029,478
		$5,187,844
Student Loan Revenue – 3.7%
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	$640,000	$626,123
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “1A”, 4.125%, 6/01/2045	725,000	695,276
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “1C”, 5%, 6/01/2051	750,000	708,041
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2029	325,000	335,770
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2030	400,000	414,474
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 2.625%, 6/01/2042	745,000	656,740
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 4.5%, 6/01/2043	1,475,000	1,457,608
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 4%, 6/01/2044	800,000	765,766
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “B”, 5%, 6/01/2050	500,000	472,566
		$6,132,364
Tax - Other – 3.2%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Refunding Rev., 5%, 5/01/2042	$1,000,000	$1,023,775
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042 (n)	300,000	296,447
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042 (n)	500,000	486,970
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	110,000	112,220
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	285,000	302,160
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	675,000	695,087
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2036	60,000	60,734
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2046	185,000	186,139
Lancaster County, PA, Convention Center Authority Hotel Room Rental Tax Rev., “B”, 4%, 5/01/2049	500,000	453,822
New York, NY, Transitional Finance Authority Rev., “C-1”, 4%, 5/01/2045	1,320,000	1,222,425
St. Clair County, AL, Board of Education, Special Tax School Warrants (15 Mill Moody Tax), “A”, BAM, 4.25%, 2/01/2052	500,000	469,392
		$5,309,171
Tax Assessment – 0.3%
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	$500,000	$492,196

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tobacco – 0.6%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	$540,000	$467,705
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	195,000	171,877
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	440,000	404,914
		$1,044,496
Toll Roads – 0.8%
Pennsylvania Turnpike Commission Subordinate Rev., “A”, AGM, 4%, 12/01/2049	$1,500,000	$1,342,620
Transportation - Special Tax – 1.3%
Southeastern Pennsylvania Transportation Authority Rev. (Asset Improvement Program), 5.25%, 6/01/2047	$2,000,000	$2,120,501
Universities - Colleges – 14.0%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 4%, 3/01/2041	$1,000,000	$964,447
Clemson University, SC, Athletic Facilities Rev., “A”, 3%, 5/01/2048	1,500,000	1,089,081
Erie County, PA, Higher Education Building Authority Rev. (AICUP Financing Program-Gannon University Project), 4%, 5/01/2036	300,000	277,476
Erie County, PA, Higher Education Building Authority Rev. (AICUP Financing Program-Gannon University Project), 4%, 5/01/2041	920,000	786,032
Indiana County, PA, Industrial Development Authority Refunding Rev. (Foundation for Indiana University of Pennsylvania Project), BAM, 4%, 5/01/2054	2,750,000	2,476,344
Lehigh County, PA, General Purpose Authority, College Rev. (Muhlenberg College Project), 5.25%, 2/01/2054	1,000,000	1,022,174
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “B”, AGM, 3.125%, 5/01/2053	95,000	70,079
Montgomery County, PA, Public School Building Authority, Community College Rev., 5%, 5/01/2033 (Prerefunded 5/01/2025)	145,000	145,227
Montgomery County, PA, Public School Building Authority, Community College Rev., 5%, 5/01/2033	855,000	856,336
Northampton County, PA, General Purpose Authority College Rev. (Lafayette College), 4%, 11/01/2038	1,000,000	979,962
Northeastern, PA, Hospital & Education Authority, College Rev. (King's College Project), 5%, 5/01/2049	1,000,000	920,862
Pennsylvania Economic Development Authority Rev. (Villanova University Project), 5%, 8/01/2049	1,000,000	1,047,189
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), “A”, AGM, 5%, 5/01/2046	1,750,000	1,789,366
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), “A”, 5%, 3/01/2039	750,000	774,620
Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), “B-1”, AGM, 5.25%, 11/01/2048	1,000,000	1,055,052
Pennsylvania Higher Educational Facilities Authority Rev. (Widener University), “A”, 4%, 7/15/2051	1,250,000	982,777
Pennsylvania Public School Building Authority, College Rev. (Delaware County Community College Project), BAM, 5%, 10/01/2038	1,200,000	1,261,244
Pennsylvania State University, Tax-Exempt, “A”, 5.25%, 9/01/2052	3,000,000	3,171,255
Pennsylvania System of Higher Education Rev., Temple University, AGM, 5%, 4/01/2044	1,285,000	1,361,398
Philadelphia, PA, Authority for Industrial Development, University Rev. (Saint Joseph's University Project), 5.5%, 11/01/2060	1,000,000	1,053,421
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	25,000	25,037
Wilkes-Barre, PA, Finance Authority Rev. (University of Scranton), “A”, 5%, 11/01/2026	1,000,000	1,010,292
		$23,119,671
Universities - Dormitories – 0.8%
Chester County, PA, Industrial Development Authority Student Housing Rev. (West Chester University of Pennsylvania), “A”, BAM, 4%, 8/01/2048	$1,500,000	$1,336,736
Utilities - Municipal Owned – 0.4%
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2021 (a)(d)	$150,000	$83,250
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	245,000	135,975
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	390,000	216,450
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	200,000	111,000
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	15,000	14,679
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	105,000	58,275
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	80,000	44,400
		$664,029
Utilities - Other – 3.1%
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	$935,000	$978,389
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	925,000	966,564
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., “B-1”, 5.25%, 2/01/2054 (Put Date 3/01/2031)	550,000	588,162
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	280,000	329,308
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	845,000	889,290
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	520,000	546,727
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Other – continued
Tennessee Energy Acquisition Corp., Gas Project Rev., “A-1”, 5%, 5/01/2053 (Put Date 5/01/2028)	$825,000	$850,212
		$5,148,652
Water & Sewer Utility Revenue – 6.8%
Allegheny County, PA, Sanitation Authority Sewer Rev., 5%, 6/01/2053	$1,000,000	$1,033,072
Bucks County, PA, Water & Sewer Authority, Sewer System Rev., “A”, AGM, 4.25%, 12/01/2047	2,000,000	1,926,402
Canonsburg-Houston, PA, Joint Authority Sewer Rev., “A”, 5%, 12/01/2040	1,000,000	1,004,723
Erie County, PA, Water Authority Rev., “A”, AGM, 5%, 12/01/2043	1,000,000	1,027,126
Erie County, PA, Water Authority Rev., “A”, AGM, 4%, 12/01/2050	995,000	888,773
Florida Capital Region Water Sewer System Rev., 5%, 7/15/2042	1,000,000	1,015,118
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	205,000	208,436
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 10/01/2038	1,000,000	1,040,825
Philadelphia, PA, Water & Wastewater Rev., “B”, AGM, 5.5%, 9/01/2053	1,000,000	1,073,743
Philadelphia, PA, Water & Wastewater Rev., “C”, AGM, 5.25%, 9/01/2054	1,000,000	1,060,854
Pittsburgh, PA, Water & Sewer System Authority Rev., “A”, AGM, 5%, 9/01/2048	1,000,000	1,051,664
		$11,330,736
Total Municipal Bonds (Identified Cost, $166,045,804)		$159,946,863
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $175,449)	$437,861	$140,115
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $144,092)	$252,793	$158,312
Mutual Funds (h) – 2.8%
Money Market Funds – 2.8%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $4,701,960)	4,701,538	$4,702,009
Other Assets, Less Liabilities – 0.5%		779,859
Net Assets – 100.0%		$165,727,158
See Portfolio Footnotes and Notes to Financial Statements

MSTBFS-ANN

Portfolio of Investments – continued
MFS South Carolina Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.9%
Airport Revenue – 5.0%
Charleston County, SC, Airport District Rev., 5%, 7/01/2039	$450,000	$468,251
Charleston County, SC, Airport District Rev., 5%, 7/01/2043	1,250,000	1,285,377
Charleston County, SC, Airport District Rev., 5%, 7/01/2048	1,500,000	1,529,865
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2054	2,000,000	2,067,098
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2047	160,000	143,971
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2053	150,000	133,203
Greenville-Spartanburg, SC, Airport Rev., “A”, 5.25%, 7/01/2054	2,000,000	2,120,782
Horry County, SC, Airport Refunding Rev., 4%, 7/01/2040	2,070,000	1,996,576
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	1,000,000	1,017,653
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	90,016
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	75,000	75,004
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	120,000	120,002
		$11,047,798
General Obligations - General Purpose – 4.0%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$475,000	$434,682
Charleston, SC, Public Finance Corp., Installment Purchase Rev. (City of Charleston Project), 5%, 9/01/2039	750,000	817,711
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	785,000	826,641
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	97,904	104,876
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	330,093	362,668
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	90,173	88,288
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	170,651	163,019
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	69,565	65,749
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	94,583	86,492
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	349,365	304,558
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	116,044	79,510
Horry County, SC, Limited Obligation (Hospitality Fee & Local Accommodations Fee Pledge), 4.5%, 9/01/2052	2,000,000	1,953,300
Lancaster County, SC, General Obligation Refunding, 3%, 3/01/2039	725,000	625,072
Lancaster County, SC, Public Facilities Corp. Installment Purchase Rev. (Lancaster County Project), 5%, 6/01/2042	1,500,000	1,563,469
State of Illinois, General Obligation, 5.5%, 5/01/2039	190,000	200,702
State of Illinois, General Obligation, 5.75%, 5/01/2045	175,000	185,218
State of Illinois, General Obligation, “B”, 5.5%, 5/01/2047	165,000	171,526
State of Illinois, General Obligation, “C”, 4%, 10/01/2040	340,000	318,089
State of Illinois, General Obligation, “C”, 4%, 10/01/2041	150,000	138,776
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	210,000	206,728
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	85,000	82,730
		$8,779,804
General Obligations - Schools – 4.8%
Aiken County, SC, Consolidated School District Special Obligation, 3.125%, 6/01/2041	$1,400,000	$1,198,000
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 4%, 12/01/2047	770,000	626,368
Little Rock, AR, School District & Construction, “A”, BAM, 3%, 2/01/2048	1,925,000	1,426,961
Spartanburg County, SC, School District No. 4, General Obligation, “A”, SCSDE, 5%, 3/01/2047	2,000,000	2,081,563
Spartanburg County, SC, School District No. 4, General Obligation, “A”, SCSDE, 5.25%, 3/01/2052	3,000,000	3,146,641
Spartanburg County, SC, School District No. 7, General Obligation, “B”, SCSDE, 5%, 3/01/2048	2,000,000	2,049,884
		$10,529,417
Healthcare Revenue - Hospitals – 12.6%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$255,000	$237,748
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2049	50,000	44,141
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045	30,000	26,478
Greenwood County, SC, Hospital Facilities Refunding Rev. (Self Regional Healthcare), 4%, 10/01/2036	1,975,000	1,980,900
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), “A”, 4.125%, 7/01/2052	1,290,000	1,170,857
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2031	1,000,000	1,015,751
Lexington County, SC, Health Services District, Inc., Hospital Rev., 4%, 11/01/2032	1,000,000	1,013,757
New York Dormitory Authority Rev. (Norwell Health Obligated Group), “A”, 4.25%, 5/01/2052	1,405,000	1,326,840
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 4%, 7/01/2049	$1,530,000	$1,425,847
South Carolina Jobs & Economic Development Authority, Health Care Facilities Rev. (Mcleod Health Project), 5.25%, 11/01/2054	1,500,000	1,584,771
South Carolina Jobs & Economic Development Authority, Health Care Facilities Rev. (Novant Health Obligated Group), “A”, 5.5%, 11/01/2054	1,000,000	1,066,779
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Anderson Area Medical Center, Inc.), 5%, 2/01/2038 (Prerefunded 2/01/2026)	295,000	299,918
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Anderson Area Medical Center, Inc.), 5%, 2/01/2038	1,205,000	1,212,260
South Carolina Jobs & Economic Development Authority, Healthcare Rev. (Beaufort Memorial Hospital & South of Broad Healthcare Project), 5.75%, 11/15/2054	2,000,000	2,081,923
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2044	285,000	270,604
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 5%, 12/01/2046	2,000,000	2,051,175
South Carolina Jobs & Economic Development Authority, Hospital Rev. (AnMed Health), 4.25%, 2/01/2048	2,000,000	1,937,936
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	2,000,000	2,013,169
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	500,000	485,782
South Carolina Jobs & Economic Development Authority, Hospital Rev. (McLeod Health Projects), 4%, 11/01/2048	2,000,000	1,809,424
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), 5%, 5/01/2037	2,000,000	2,053,777
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 4%, 4/15/2043	3,000,000	2,856,668
		$27,966,505
Healthcare Revenue - Long Term Care – 2.1%
South Carolina Jobs & Economic Development Authority Rev. (Bishop Gadsden Episcopal Retirement Community), “A”, 5%, 4/01/2049	$1,250,000	$1,254,764
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	750,000	639,557
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	210,857
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2042	750,000	650,164
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036 (n)	1,000,000	955,360
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2047	1,000,000	971,985
		$4,682,687
Industrial Revenue - Environmental Services – 0.6%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 7/01/2041 (Put Date 7/01/2027)	$405,000	$405,459
South Carolina Jobs & Economic Development Authority, Solid Waste Disposal Rev. (Enerra South Carolina Project), 3.7%, 12/15/2027 (Put Date 12/01/2026)	1,000,000	995,897
		$1,401,356
Industrial Revenue - Other – 0.1%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$100,000	$90,330
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 2.875%, 1/01/2041 (n)	260,000	200,561
		$290,891
Miscellaneous Revenue - Other – 1.8%
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	$575,000	$576,259
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	795,000	805,895
Saxe Gotha-Lexington, SC, Public Facilities Corp. Rev. (Icehouse Development Project), 6.75%, 5/02/2025	2,400,000	2,407,528
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	100,000	102,002
		$3,891,684
Multi-Family Housing Revenue – 4.5%
Charleston, SC, Housing Authority, General Rev. (Kiawah Homes), 5%, 12/01/2041	$2,500,000	$2,411,447
Greenville, SC, Housing Authority, Multi-Family Housing Rev. (Cherokee Landing Apartments Project), FNMA, 5%, 7/01/2027 (Put Date 7/01/2026)	1,000,000	1,021,725

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Multi-Family Housing Revenue – continued
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	$653,672	$653,140
North Carolina Housing Finance Agency (Multi-Family Tax-Exempt Mortgaged Back), FNMA, 4.45%, 5/01/2040	993,465	984,759
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family (Cedar Ridge Terrace Apartments), “A”, FNMA, 4.45%, 4/01/2043	85,000	82,333
South Carolina Housing & Finance Development Authority, Multi-Family Housing Rev. (Settlement Manor Apartments Project), “A”, FNMA, 4.8%, 5/01/2043	1,000,000	993,661
South Carolina Housing & Finance Development Authority, Multi-Family Mortgage Backed (Edgewood Place Apartments), “A”, FNMA, 4.8%, 7/01/2045	2,000,000	1,977,393
South Carolina Jobs & Economic Development Authority, Economic Development Rev. (Foothill Affordable Housing Foundation - Paddock Club and Fairway Projects), FHLMC, 4%, 3/01/2062 (Put Date 3/01/2035)	2,000,000	1,920,434
		$10,044,892
Port Revenue – 6.0%
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	$1,820,000	$1,655,927
South Carolina Ports Authority Rev., 5%, 7/01/2028	300,000	300,973
South Carolina Ports Authority Rev., 5%, 7/01/2029	450,000	451,327
South Carolina Ports Authority Rev., 5%, 7/01/2036	3,000,000	3,062,237
South Carolina Ports Authority Rev., 4%, 7/01/2055	2,000,000	1,749,733
South Carolina Ports Authority Rev., 5.25%, 7/01/2055 (Prerefunded 7/01/2025)	3,000,000	3,015,089
South Carolina Ports Authority Rev., “B”, 5%, 7/01/2044	3,000,000	3,026,515
		$13,261,801
Sales & Excise Tax Revenue – 3.3%
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2044	$2,485,000	$993,033
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	190,000	175,793
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	4,000	3,746
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	49,000	48,501
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	158,000	151,909
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	3,599,000	3,544,138
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	299,000	291,341
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	163,000	158,825
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	71,000	67,582
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	14,000	11,846
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	725,000	567,481
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	695,000	498,059
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	327,000	106,713
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	510,000	493,425
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	270,000	261,225
		$7,373,617
Secondary Schools – 1.0%
District of Columbia Rev. (Rocketship DC Obligated Group), “A”, 5%, 6/01/2049 (n)	$250,000	$233,957
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Carolina Voyager Project), “A”, 5%, 6/15/2054 (n)	1,000,000	954,171
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2056 (n)	1,400,000	977,925
		$2,166,053
Single Family Housing - State – 11.1%
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “C-1”, 4%, 11/15/2047	$150,000	$150,194
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “A”, GNMA, 4.45%, 9/01/2043	1,195,000	1,170,206
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., “A”, GNMA, 4.5%, 9/01/2046	400,000	392,367
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 3.75%, 7/01/2043	250,000	216,111
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 3.8%, 1/01/2049	245,000	204,653
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 3%, 1/01/2052	2,180,000	2,141,753
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 4.95%, 7/01/2053	965,000	969,249
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Single Family Housing - State – continued
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 4.75%, 1/01/2054	$900,000	$888,476
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 5.75%, 1/01/2054	2,825,000	3,040,822
South Carolina Housing Finance & Development Authority, Mortgage Rev., “A”, 6.25%, 7/01/2054	1,960,000	2,161,522
South Carolina Housing Finance & Development Authority, Mortgage Rev., “B”, 4.2%, 7/01/2042	1,975,000	1,847,460
South Carolina Housing Finance & Development Authority, Mortgage Rev., “B”, 4.6%, 7/01/2049	1,995,000	1,951,732
South Carolina Housing Finance & Development Authority, Mortgage Rev., “B”, 3.25%, 1/01/2052	1,640,000	1,625,245
South Carolina Housing Finance & Development Authority, Mortgage Rev., “B”, 4.9%, 7/01/2053	1,295,000	1,296,789
South Carolina Housing Finance & Development Authority, Mortgage Rev., “B”, 6%, 1/01/2054	1,895,000	2,059,872
South Carolina Housing Finance & Development Authority, Mortgage Rev., “B”, 6%, 1/01/2055	1,985,000	2,178,083
South Carolina State Housing Finance and Development Authority Mortgage Rev., “A”, GNMA, 6.5%, 7/01/2055 (u)	2,000,000	2,257,200
		$24,551,734
State & Local Agencies – 7.3%
Dorchester County, SC, Summers Corner Improvement District Assessment Rev., 5.5%, 10/01/2051	$1,000,000	$965,213
Florence County, SC, School District No. 3 Special Obligation, 4.25%, 12/01/2044 (w)	1,050,000	988,975
Fort Mill, SC, Public Facilities Corp. Installment Purchase Rev. (Town of Fort Mill Project), “A”, 4%, 8/01/2042	1,090,000	1,038,460
Fort Mill, SC, Public Facilities Corp. Installment Purchase Rev. (Town of Fort Mill Project), “A”, 4%, 8/01/2043	350,000	333,124
Fort Mill, SC, Public Facilities Corp. Installment Purchase Rev. (Town of Fort Mill Project), “A”, 4%, 8/01/2044	325,000	306,320
Greenville, SC, Public Facilities Rev. (City of Greenville South Carolina Project), 5%, 4/01/2043	1,000,000	1,070,661
Greenville, SC, Public Facilities Rev. (City of Greenville South Carolina Project), 4%, 4/01/2044	1,000,000	956,825
Greer, SC, Installment Purchase Rev. (City Improvement Project), “A”, 4.125%, 9/01/2049	1,000,000	933,566
Laurens County, SC, Public Facilities Corp. Installment Purchase Rev. (Laurens County Public Facilities Project), 5%, 9/01/2049	1,000,000	1,050,571
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	120,000	140,339
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	1,975,000	1,772,451
Orangeburg County, SC, School District, Special Obligation, 5%, 6/01/2029	740,000	770,818
Orangeburg County, SC, School District, Special Obligation, 5%, 6/01/2030	870,000	911,308
Scago, SC, Educational Facilities Installment Purchase Rev. (Georgetown County Project), 4%, 6/01/2041	1,000,000	947,553
Scago, SC, Educational Facilities Installment Purchase Rev. (Georgetown County Project), 4%, 6/01/2042	1,000,000	931,783
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	2,000,000	2,004,138
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,011,267
		$16,133,372
Student Loan Revenue – 0.4%
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	$920,000	$900,052
Tax - Other – 3.5%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$145,000	$147,926
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	375,000	397,578
Florence County, SC, Special Rev. (Savannah Grove Infrastructure Projects), 4%, 12/01/2040	920,000	842,843
Florence County, SC, Special Rev. (Savannah Grove Infrastructure Projects), 4%, 12/01/2041	470,000	425,776
Florence County, SC, Special Rev. (Savannah Grove Infrastructure Projects), 4.25%, 12/01/2049	1,000,000	895,546
Greenville County, SC, Road Fee Rev., 4%, 4/01/2043	1,000,000	952,410
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2036	95,000	96,163
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2046	285,000	286,754
Myrtle Beach, SC, Limited Obligations (Hospitality Fee Pledge), “A”, 4%, 6/01/2041	780,000	738,992
Myrtle Beach, SC, Limited Obligations (Hospitality Fee Pledge), “A”, 4%, 6/01/2042	500,000	470,749
Myrtle Beach, SC, Limited Obligations (Hospitality Fee Pledge), “A”, 4%, 6/01/2044	500,000	467,127
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	2,000,000	2,021,823
		$7,743,687
Tax Assessment – 0.4%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049 (n)	$1,000,000	$872,642
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	20,000	19,691
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	17,000	17,140
		$909,473
Tobacco – 0.5%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	$280,000	$242,514
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	465,000	409,860

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tobacco – continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	$615,000	$565,959
		$1,218,333
Toll Roads – 0.7%
Virginia Small Business Financing Authority Senior Lien Refunding Rev. (95 Express Lanes LLC Project), 5%, 1/01/2035	$800,000	$843,223
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	765,000	601,895
		$1,445,118
Transportation - Special Tax – 0.9%
South Carolina Transportation Infrastructure Bank Rev., “A”, 5%, 10/01/2040	$2,000,000	$2,046,108
Universities - Colleges – 6.0%
Clemson University, SC, Athletic Facilities Rev., “A”, 3%, 5/01/2048	$3,000,000	$2,178,163
Clemson University, SC, Athletic Facilities Rev., “A”, 5%, 5/01/2050	500,000	525,835
Clemson University, SC, Higher Education Rev. (Manning Hall Project), “A”, 5%, 5/01/2054	1,500,000	1,569,525
College of Charleston, SC, Higher Education Facilities Rev., “A”, AGM, 4.25%, 4/01/2050	2,000,000	1,913,614
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	55,000	55,048
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	70,000	70,150
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	390,000	392,450
South Carolina Jobs & Economic Development Authority (Wofford College), 5%, 4/01/2035	1,565,000	1,583,150
South Carolina Jobs & Economic Development Authority (Wofford College), 5%, 4/01/2049	2,000,000	2,026,165
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Oceanside Collegiate Academy Project), “A”, 5%, 6/15/2054	1,000,000	940,071
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	30,000	30,044
University of South Carolina, Higher Education Rev. (Campus Village Project), “A”, 5%, 5/01/2046	1,900,000	1,981,055
		$13,265,270
Utilities - Municipal Owned – 5.3%
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	$330,000	$183,150
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	525,000	291,375
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	100,000	55,500
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	90,000	49,950
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	270,000	149,850
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	25,000	24,465
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	140,000	77,700
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	115,000	63,825
Rock Hill, SC, Combined Utility System Rev., 4%, 1/01/2049	1,000,000	908,472
Rock Hill, SC, Combined Utility System Rev., 5%, 1/01/2054	1,000,000	1,030,852
Rock Hill, SC, Utility Systems Rev., 5%, 1/01/2041	1,000,000	1,004,830
Rock Hill, SC, Utility Systems Rev., “A”, BAM, 4%, 1/01/2049	650,000	597,500
South Carolina Patriots Energy Group Gas System Improvement Refunding Rev., “A”, 4%, 6/01/2035	500,000	498,687
South Carolina Patriots Energy Group Gas System Improvement Refunding Rev., “A”, 4%, 6/01/2036	500,000	493,796
South Carolina Public Service Authority Improvement Rev., “B”, 5%, 12/01/2051	2,055,000	2,090,831
South Carolina Public Service Authority Improvement Rev., “E”, AGM, 5.25%, 12/01/2038	2,000,000	2,187,714
South Carolina Public Service Authority Obligation Refunding Rev., “B”, AGM, 5%, 12/01/2049	2,000,000	2,081,090
		$11,789,587
Utilities - Other – 4.2%
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	$1,230,000	$1,287,078
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	1,195,000	1,248,696
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., “B-1”, 5.25%, 2/01/2054 (Put Date 3/01/2031)	2,000,000	2,138,772
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	110,000	115,247
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	1,090,000	1,147,132
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	855,000	882,332
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	685,000	720,208
Tennessee Energy Acquisition Corp., Gas Project Rev., “A”, 5.25%, 9/01/2026	570,000	578,283
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Other – continued
Tennessee Energy Acquisition Corp., Gas Project Rev., “A-1”, 5%, 5/01/2053 (Put Date 5/01/2028)	$1,065,000	$1,097,546
		$9,215,294
Water & Sewer Utility Revenue – 12.8%
Aiken County, SC, County Administration Building Project, 4%, 8/01/2049	$1,000,000	$910,139
Aiken County, SC, County Administration Building Project, 5%, 8/01/2053	1,000,000	1,038,991
Beaufort-Jasper Counties, SC, Waterworks & Sewer System Rev., “A”, 4%, 3/01/2050	4,000,000	3,717,700
Charleston, SC, Waterworks & Sewer System Capital Improvement Rev., “A”, 5%, 1/01/2054	2,000,000	2,117,388
Columbia, SC, Waterworks & Sewer System Rev., 5%, 2/01/2047	1,000,000	1,041,945
Columbia, SC, Waterworks & Sewer System Rev., 5%, 2/01/2050 (w)	2,000,000	2,095,863
Columbia, SC, Waterworks & Sewer System Rev., 5.25%, 2/01/2052	500,000	527,827
Columbia, SC, Waterworks & Sewer System Rev., “A”, 5%, 2/01/2048	1,100,000	1,144,731
Columbia, SC, Waterworks & Sewer System Rev., “A”, 5.25%, 2/01/2053	2,335,000	2,462,892
Dorchester County, SC, Waterworks & Sewer Systems Rev., 4.25%, 10/01/2048	2,250,000	2,165,698
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	411,823
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	300,000	305,029
Inman-Campobello Water District, SC, Waterworks System Improvement Rev., BAM, 5%, 6/01/2048	1,000,000	1,033,780
Metropolitan, SC, Sewer System Rev., 4%, 6/01/2049	500,000	460,533
Myrtle Beach, SC, Waterworks & Sewer System Improvement Refunding Rev., “C”, 5%, 3/01/2042	605,000	643,486
Myrtle Beach, SC, Waterworks & Sewer System Improvement Refunding Rev., “C”, 5%, 3/01/2043	325,000	344,704
Myrtle Beach, SC, Waterworks & Sewer System Improvement Refunding Rev., “C”, 5%, 3/01/2045	1,350,000	1,420,966
Myrtle Beach, SC, Waterworks & Sewer System Improvement Refunding Rev., “C”, 4%, 3/01/2048	1,645,000	1,505,709
South Island Public Service District, SC, Waterworks & Sewer System Improvement Rev., 4.5%, 4/01/2052	5,000,000	4,960,329
		$28,309,533
Total Municipal Bonds (Identified Cost, $225,689,498)		$218,964,066
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $280,762)	$700,577	$224,185
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $212,645)	$373,062	$233,630
Mutual Funds (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $3,272,586)	3,272,293	$3,272,621
Other Assets, Less Liabilities – (0.6)%		(1,405,721)
Net Assets – 100.0%		$221,288,781
See Portfolio Footnotes and Notes to Financial Statements

MSTBFS-ANN

Portfolio of Investments – continued
MFS Virginia Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 96.2%
Airport Revenue – 3.3%
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “A”, 5%, 10/01/2037	$1,000,000	$1,024,514
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “A”, 5%, 10/01/2038	1,000,000	1,022,765
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “A”, 4%, 10/01/2041	1,000,000	942,482
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “A”, 5.25%, 10/01/2048	3,600,000	3,708,225
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “B”, 5%, 10/01/2027	980,000	987,135
Metropolitan Washington, D.C., Airport Authority System Refunding Rev., “B”, 5%, 10/01/2028	1,000,000	1,007,006
New York Transportation Development Corp., Special Facilities (LaGuardia Airport Terminal B Redevelopment Project), “A”, 5%, 7/01/2034	995,000	995,145
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	1,650,000	1,679,127
		$11,366,399
General Obligations - General Purpose – 6.8%
Alexandria, VA, General Obligation, “B”, 4%, 12/15/2043	$1,375,000	$1,336,213
Alexandria, VA, General Obligation, “B”, 4%, 12/15/2044	1,430,000	1,386,374
Alexandria, VA, General Obligation, “B”, 4%, 12/15/2045	1,485,000	1,440,475
Alexandria, VA, General Obligation, “B”, 4%, 12/15/2046	1,550,000	1,500,666
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	775,000	709,218
Bristol County, VA, General Obligation Anticipation Notes, 5%, 9/01/2027	1,650,000	1,662,372
Chesterfield County, VA, Public Improvement, “A”, 4%, 1/01/2036	1,570,000	1,589,562
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	1,300,000	1,368,959
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	144,946	155,267
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	318,785	350,244
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	133,501	130,710
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	251,000	239,774
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	102,991	97,341
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	140,029	128,050
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	476,628	415,499
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	171,803	117,715
Fairfax County, VA, Public Improvement, “A”, 5%, 10/01/2037	1,000,000	1,056,034
Norfolk, VA, General Obligation Capital Improvement, “A”, 5%, 9/01/2039	800,000	872,291
Norfolk, VA, General Obligation Capital Improvement, “A”, 5%, 9/01/2040	925,000	1,002,368
Petersburg, VA, General Obligation, 4.25%, 9/01/2048	1,160,000	1,140,514
Petersburg, VA, General Obligation, 4.25%, 9/01/2053	1,500,000	1,452,661
Petersburg, VA, General Obligation Refunding, 4.125%, 12/01/2054	3,000,000	2,837,955
State of Illinois, General Obligation, 5.5%, 5/01/2039	270,000	285,208
State of Illinois, General Obligation, 5.75%, 5/01/2045	245,000	259,305
State of Illinois, General Obligation, “B”, 5.5%, 5/01/2047	280,000	291,075
Suffolk, VA, General Obligation Capital Improvement, “A”, 2%, 2/01/2039	1,675,000	1,199,332
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	365,000	359,313
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	145,000	141,129
		$23,525,624
Healthcare Revenue - Hospitals – 12.5%
Arlington County, VA, Industrial Development Authority, Hospital Rev. (Virginia Hospital Center), 5%, 7/01/2037	$2,800,000	$2,947,595
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 5%, 7/01/2034	1,475,000	1,545,223
Chesapeake, VA, Hospital Authority Facility Rev. (Chesapeake Regional Medical Center), 4%, 7/01/2043	625,000	587,504
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045 (Prerefunded 7/01/2029)	5,000	5,141
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045	40,000	35,304
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), 5%, 5/15/2051	3,000,000	3,140,316
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 4%, 5/15/2044	2,000,000	1,875,163
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 4%, 5/15/2048	4,000,000	3,638,204
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	750,000	751,667
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,002,221
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), “A”, 4.125%, 7/01/2052	1,835,000	1,665,521
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Healthcare Revenue - Hospitals – continued
Isle of Wright County, VA, Economic Development Authority, Health System Rev. (Riverside Health System), AGM, 5.25%, 7/01/2043	$1,000,000	$1,089,276
Isle of Wright County, VA, Economic Development Authority, Health System Rev. (Riverside Health System), AGM, 5.25%, 7/01/2048	4,000,000	4,289,542
Lynchburg, VA, Economic Development Authority Hospital Refunding Rev. (Centra Health Obligated Group), 4%, 1/01/2038	2,200,000	2,127,772
Lynchburg, VA, Economic Development Authority Hospital Refunding Rev. (Centra Health Obligated Group), 4%, 1/01/2039	1,320,000	1,267,704
Lynchburg, VA, Economic Development Authority Rev. (Centra Health), “A”, 5%, 1/01/2047	3,000,000	3,012,814
Norfolk, VA, Economic Development Authority, Hospital Facilities Refunding Rev. (Sentara Healthcare), “B”, 4%, 11/01/2048	3,000,000	2,730,134
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), “A”, 5%, 7/01/2047	1,625,000	1,747,829
Rockingham County, VA, Economic Development Authority, Health Care Facilities Rev. (Sentara RMH Medical Center), “A”, 3%, 11/01/2046	2,255,000	1,700,476
Virginia Small Business Financing Authority Rev. (Sentara Healthcare), 3%, 11/01/2040	3,370,000	2,873,256
Virginia Small Business Financing Authority, Health Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2049	3,445,000	3,133,641
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2028	600,000	607,846
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), 5%, 1/01/2030	400,000	404,293
Winchester, VA, Economic Development Authority Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/2043	1,065,000	1,097,370
		$43,275,812
Healthcare Revenue - Long Term Care – 3.6%
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Lifespire of Virginia), “C”, 5%, 12/01/2037	$765,000	$775,262
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	385,070
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), 4%, 10/01/2040	500,000	474,219
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), 4%, 10/01/2045	720,000	651,026
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), “A”, 5%, 10/01/2052	1,500,000	1,507,858
Lexington, VA, Industrial Development Authority Residential Care Facilities Rev. (Kendal at Lexington), 4%, 1/01/2037	1,000,000	962,234
Prince William County, VA, Industrial Development Authority, Residential Care Facilities Rev. (Westminster at Lake Ridge), 5%, 1/01/2037	1,000,000	971,816
Suffolk, VA, Economic Development Facilities First Mortgage Rev. (Lake Prince Center, Inc.), 5%, 9/01/2031	1,000,000	993,474
Virginia Beach, VA, Development Authority, Residential Care Facility Rev. (Westminster - Canterbury on Chesapeake Bay), 7%, 9/01/2053	2,000,000	2,242,310
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 5%, 1/01/2033	1,750,000	1,840,305
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Lifespire of Virginia), 5.5%, 12/01/2054	750,000	774,035
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Pinnacle Living), “C”, 5%, 6/01/2042	1,000,000	1,000,420
		$12,578,029
Industrial Revenue - Environmental Services – 0.6%
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 4.25%, 8/01/2027 (Put Date 8/01/2027)	$1,000,000	$1,003,400
Virginia Small Business Financing Authority, Solid Water Disposal Rev. (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	1,000,000	996,413
		$1,999,813
Industrial Revenue - Other – 1.2%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	$300,000	$270,991
Virginia Small Business Financing Authority, Environmental Facilities Rev. (Pure Salmon Virginia LLC Project), 4%, 11/01/2052 (Put Date 11/20/2025)	4,000,000	4,001,355
		$4,272,346
Miscellaneous Revenue - Other – 1.0%
Loudoun County, VA, Economic Development Authority Rev. (Howard Hughes Medical Institute), Capital Appreciation, “A”, 0%, 7/01/2049	$7,500,000	$2,292,511
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	845,000	846,850
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	130,000	132,602
		$3,271,963
Multi-Family Housing Revenue – 15.8%
Arlington County, VA, Industrial Development Authority Multi-Family Housing Rev. (Park Shirlington Apartments), “A”, 5%, 1/01/2026	$2,000,000	$2,030,044

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Multi-Family Housing Revenue – continued
Chesapeake, VA, Redevelopment & Housing Authority, Multi-Family Housing Rev. (Forest Cove II Project), 4.5%, 10/01/2040 (Put Date 7/01/2040)	$2,985,000	$2,955,743
Fairfax County, VA, Redevelopment & Housing Authority, Multi-Family Housing Rev. (One University Senior Apartments), 4%, 12/01/2025 (Put Date 6/01/2025)	4,000,000	4,000,290
Fairfax County, VA, Redevelopment and Housing Authority Multi-Family Housing Rev. (Residences at Government Center 2 - NW4 Project), “A”, FHLMC, 4.7%, 12/01/2044	3,000,000	2,975,661
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	967,836	967,049
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Mountain View II & III Apartments Project), HUD Section 8, 5%, 2/01/2042 (Put Date 9/01/2025)	525,000	526,354
New Mexico Mortgage Finance Authority, Multi-Family Housing Rev. (Santa Fe Apartment & Sangre de Cristo Project), HUD Section 8, 5%, 2/01/2042 (Put Date 6/01/2025)	830,000	832,140
Norfolk, VA, Economic Redevelopment and Housing Authority Multi-Family (Oak Park and Colonial Hall), FNMA, 4.25%, 9/01/2042 (Put Date 2/01/2041)	4,000,000	3,786,308
Richmond, VA, Redevelopment & Housing Authority, Multi-Family Tax-Exempt Mortgage Backed, MTEMS (Chippenham Place Apartments), FNMA, 4.5%, 5/01/2040	3,978,196	3,943,448
Virginia Housing Development Authority, Rental Housing, “A”, 3.8%, 9/01/2044	2,000,000	1,805,627
Virginia Housing Development Authority, Rental Housing, “A”, 4.6%, 9/01/2049	1,000,000	992,845
Virginia Housing Development Authority, Rental Housing, “A”, 4.8%, 9/01/2059	1,000,000	987,487
Virginia Housing Development Authority, Rental Housing, “B”, 4.4%, 3/01/2043	710,000	695,519
Virginia Housing Development Authority, Rental Housing, “B”, 4.45%, 3/01/2045	1,535,000	1,492,153
Virginia Housing Development Authority, Rental Housing, “B”, 4.55%, 3/01/2048	2,580,000	2,547,858
Virginia Housing Development Authority, Rental Housing, “C”, 4.8%, 12/01/2049	1,000,000	990,916
Virginia Housing Development Authority, Rental Housing, “D”, 1.8%, 5/01/2033	500,000	399,262
Virginia Housing Development Authority, Rental Housing, “D”, 3.7%, 10/01/2038	3,000,000	2,763,110
Virginia Housing Development Authority, Rental Housing, “D”, 4.75%, 8/01/2053	4,000,000	3,924,194
Virginia Housing Development Authority, Rental Housing, “D”, 4%, 10/01/2053	2,875,000	2,467,927
Virginia Housing Development Authority, Rental Housing, “E”, 3.15%, 12/01/2049	1,635,000	1,232,813
Virginia Housing Development Authority, Rental Housing, “E”, 4.25%, 6/01/2052	3,000,000	2,793,841
Virginia Housing Development Authority, Rental Housing, “F”, 1.6%, 7/01/2033	770,000	599,206
Virginia Housing Development Authority, Rental Housing, “F”, HUD Section 8, 5.15%, 11/01/2048	4,000,000	4,068,687
Virginia Housing Development Authority, Rental Housing, “G”, 5.05%, 11/01/2047	1,000,000	1,018,411
Virginia Housing Development Authority, Rental Housing, “G”, 5.15%, 11/01/2052	2,680,000	2,694,523
Virginia Housing Development Authority, Rental Housing, “G”, 5.375%, 11/01/2064	1,250,000	1,274,902
		$54,766,318
Parking – 0.5%
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2036	$1,000,000	$1,022,410
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev., 5%, 4/01/2037	750,000	765,500
		$1,787,910
Port Revenue – 1.2%
New York Liberty Development Corp., Liberty Refunding Rev. (1 World Trade Center Project), 2.75%, 2/15/2044	$590,000	$425,216
Virginia Port Authority Facilities Refunding Rev., “B”, 5%, 7/01/2041	750,000	749,975
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/2031 (Prerefunded 7/01/2025)	3,000,000	3,012,109
		$4,187,300
Sales & Excise Tax Revenue – 5.7%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$245,000	$226,681
Hampton Roads, VA, Transportation Accountability Commission, “A”, 4%, 7/01/2057	4,000,000	3,656,243
Hampton Roads, VA, Transportation Accountability Commission, Senior Lien Rev., “A”, 5.25%, 7/01/2064	4,000,000	4,272,196
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	6,000	5,619
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	77,000	76,215
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	249,000	239,401
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	7,532,000	7,417,185
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	476,000	463,808
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	251,000	244,571
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	122,000	116,127
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	26,000	22,000
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	1,212,000	948,671
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Sales & Excise Tax Revenue – continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	$1,160,000	$831,293
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	556,000	181,445
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	795,000	769,162
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	345,000	333,787
		$19,804,404
Secondary Schools – 0.1%
District of Columbia Rev. (Rocketship DC Obligated Group), “A”, 5%, 6/01/2056 (n)	$325,000	$297,937
Single Family Housing - State – 1.5%
Virginia Housing Development Authority, Commonwealth Mortgage, “E-1”, 4.55%, 10/01/2049	$1,500,000	$1,484,834
Virginia Housing Development Authority, Commonwealth Mortgage, “E-2”, 4.4%, 10/01/2044	1,000,000	976,123
Virginia Housing Development Authority, Commonwealth Mortgage, “E-2”, 4.55%, 10/01/2049	1,100,000	1,088,087
Virginia Housing Development Authority, Commonwealth Mortgage, “E-3”, 4.6%, 10/01/2049	1,500,000	1,469,892
		$5,018,936
State & Local Agencies – 8.4%
Campbell County, VA, Industrial Development Authority, 4%, 6/01/2040	$1,000,000	$952,354
Fairfax County, VA, Redevelopment and Housing Authority Refunding Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2038	1,500,000	1,547,022
Fairfax County, VA, Redevelopment and Housing Authority Refunding Rev. (Wedgewood Affordable Housing Acquisition), 5%, 10/01/2039	1,765,000	1,812,167
Franklin County, VA, Industrial Development Authority, 3%, 10/15/2036	1,000,000	899,540
Franklin County, VA, Industrial Development Authority, 3%, 10/15/2037	580,000	515,591
Henry County, VA, Industrial Development Authority, Public Facility Leave Rev., 4%, 11/01/2045	3,000,000	2,862,836
Loudoun County, VA, Economic Development Authority Rev. (Public Facilities Project), “A”, 3%, 12/01/2037	2,000,000	1,732,093
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	200,000	233,898
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	3,205,000	3,289,908
Virginia College Building Authority, Educational Facilities Rev. (21st Century College and Equipment Programs), “A”, 5%, 2/01/2038	4,000,000	4,328,808
Virginia Public Building Authority, Facilities Rev., “A”, 4%, 8/01/2039 (Prerefunded 8/01/2029)	30,000	31,224
Virginia Public Building Authority, Facilities Rev., “A”, 4%, 8/01/2039	2,000,000	1,975,647
Washington, D.C., Metropolitan Area Transit Authority Dedicated Rev., “A”, 5%, 7/15/2045	5,000,000	5,147,687
Washington, D.C., Metropolitan Area Transit Authority Dedicated Rev., “A”, 5.25%, 7/15/2059 (u)	3,685,000	3,884,489
		$29,213,264
Student Loan Revenue – 0.4%
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	$10,000	$9,416
Iowa Student Loan Liquidity Corp. Rev., “C”, 3.5%, 12/01/2044	385,000	297,040
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	1,245,000	1,218,005
		$1,524,461
Tax - Other – 1.1%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$245,000	$249,944
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	635,000	673,233
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5.75%, 4/01/2035	1,525,000	1,570,381
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”C-3“, 3%, 5/15/2051	1,965,000	1,434,977
		$3,928,535
Tax Assessment – 0.4%
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	$1,000,000	$951,355
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035 (n)	500,000	500,035
		$1,451,390
Tobacco – 0.4%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	$610,000	$537,665
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	935,000	860,443
		$1,398,108

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Toll Roads – 5.9%
Chesapeake Bay, VA, Bridge & Tunnel District First Tier General Resolution Rev., 5%, 7/01/2051	$3,000,000	$3,006,206
Metropolitan Washington, D.C., Airport Authority, Dulles Toll Road Rev. (Dulles Metrorail and Capital Improvement Projects), “A”, AGM, 4%, 10/01/2052	4,180,000	3,732,174
Metropolitan Washington, D.C., Airport Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, 4%, 10/01/2044	3,000,000	2,775,907
Metropolitan Washington, D.C., Airport Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, AGM, 4%, 10/01/2053	2,830,000	2,479,503
Virginia Small Business Financing Authority Senior Lien Refunding Rev. (95 Express Lanes LLC Project), 5%, 1/01/2035	3,000,000	3,162,088
Virginia Small Business Financing Authority Senior Lien Refunding Rev. (Elizabeth River Crossings Opco LLC Project), 4%, 1/01/2040	2,000,000	1,866,597
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	3,000,000	2,360,371
Virginia Small Business Financing Authority, Senior Lien Private Activity Rev. (Transform 66 P3 Project), 5%, 12/31/2052	1,000,000	996,998
		$20,379,844
Transportation - Special Tax – 4.1%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 4%, 5/15/2042	$3,000,000	$2,884,637
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, “A”, 4%, 5/15/2035	2,750,000	2,761,870
Virginia Port Authority Rev., 5%, 7/01/2030 (Prerefunded 7/01/2025)	1,000,000	1,004,162
Virginia Port Authority Rev., 5%, 7/01/2031 (Prerefunded 7/01/2025)	500,000	502,081
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2037	1,560,000	1,600,175
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2038	1,560,000	1,597,189
Washington, D.C., Metropolitan Area Transit Authority Gross Rev., 5%, 7/01/2043	3,860,000	3,920,843
		$14,270,957
Universities - Colleges – 6.8%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$510,000	$507,226
Commonwealth of Virginia, University General Pledge Refunding Rev., “A”, 4%, 11/01/2037	745,000	740,699
Commonwealth of Virginia, University General Pledge Refunding Rev., “A”, 4%, 5/01/2048	2,475,000	2,228,810
Lexington, VA, Industrial Development Authority Educational Facilities Rev. (Washington and Lee Universities), “A”, 5%, 1/01/2043	1,000,000	1,024,021
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	355,000	354,986
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	595,000	598,739
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 4%, 4/01/2040	250,000	224,216
Salem, VA, Economic Development Authority, Educational Facilities (Roanoke College), 5%, 4/01/2049	900,000	872,811
University of Virginia, General Rev. Pledge Refunding, “B”, 5%, 4/01/2046	2,500,000	2,546,373
Virginia College Building Authority, Educational Facilities Refunding Rev. (University of Richmond), 5%, 3/01/2054	2,000,000	2,106,403
Virginia College Building Authority, Educational Facilities Refunding Rev. (University of Richmond), 5%, 3/01/2049	1,000,000	1,061,409
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/2035 (n)	1,000,000	894,450
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	1,000,000	913,011
Virginia College Building Authority, Educational Facilities Rev. (Randolph-Macon College), 4%, 1/15/2041	1,600,000	1,524,173
Virginia College Building Authority, Educational Facilities Rev. (Regent University Project), 4%, 6/01/2036	1,280,000	1,208,909
Virginia College Building Authority, Educational Facilities Rev. (Regent University Project), 3%, 6/01/2041	470,000	361,650
Virginia College Building Authority, Educational Facilities Rev. (Regent University Project), 4%, 6/01/2046	1,250,000	1,057,394
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NPFG, 5.25%, 1/01/2031	1,000,000	1,079,594
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	2,504,914
Williamsburg, VA, Economic Development Authority Dining Lease Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), “B”, AGM, 4.125%, 7/01/2048	1,000,000	934,790
Williamsburg, VA, Economic Development Authority, Dining Lease Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), “B”, AGM, 4.25%, 7/01/2058	755,000	698,363
		$23,442,941
Universities - Dormitories – 0.6%
Williamsburg, VA, Economic Development Authority Student Housing Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), “B”, AGM, 4%, 7/01/2048	$2,245,000	$2,054,208
Utilities - Investor Owned – 1.2%
Louisa, VA, Industrial Development Authority, Pollution Control Refunding Rev. (Virginia Electric and Power Co. Project), “A”, 3.65%, 11/01/2035 (Put Date 10/01/2027)	$4,000,000	$4,044,826
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Municipal Owned – 1.9%
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2021 (a)(d)	$320,000	$177,600
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	535,000	296,925
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	835,000	463,425
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	45,000	43,896
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	145,000	80,475
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	430,000	238,650
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	185,000	182,019
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	340,000	335,693
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	35,000	34,250
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	225,000	124,875
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	175,000	97,125
Richmond, VA, Public Utility Refunding Rev., “C”, 4%, 1/15/2045	1,000,000	951,130
Richmond, VA, Public Utility Refunding Rev., “C”, 4.25%, 1/15/2053	2,500,000	2,438,245
Texas Municipal Power Agency, Transmission System Rev., AGM, 2%, 9/01/2033	1,455,000	1,194,487
		$6,658,795
Utilities - Other – 2.8%
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	$2,020,000	$2,113,738
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., “B-1”, 5.25%, 2/01/2054 (Put Date 3/01/2031)	1,300,000	1,390,202
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	1,850,000	1,946,967
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	1,980,000	2,043,294
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	1,115,000	1,172,310
Tennessee Energy Acquisition Corp., Gas Project Rev., “A”, 5.25%, 9/01/2026	1,140,000	1,156,566
		$9,823,077
Water & Sewer Utility Revenue – 8.4%
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2041	$3,000,000	$3,061,709
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	1,045,000	1,058,593
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	430,000	437,208
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 5%, 8/01/2034 (Prerefunded 8/01/2026)	3,000,000	3,086,002
Hampton Roads, VA, Sanitation District Wastewater Rev., “A”, 4%, 10/01/2038	1,265,000	1,268,864
Hampton Roads, VA, Sanitation District Wastewater Rev., “B”, 5%, 7/01/2054	2,000,000	2,093,621
Henrico County, VA, Water and Sewer System Rev., 4%, 5/01/2046	1,435,000	1,375,664
Spotsylvania County, VA, Water and Sewer System Rev., 4.5%, 12/01/2046	3,865,000	3,883,046
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 3%, 7/01/2044	2,065,000	1,607,009
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025	5,000	5,019
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027	45,000	45,071
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028	40,000	40,060
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “C”, 4%, 11/01/2036	3,450,000	3,493,438
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	45,000	45,077
Virginia Resources Authority, State Moral Obligation Rev., Pooled Financing Program, “A”, 5%, 11/01/2039	1,610,000	1,730,127
Virginia Resources Authority, State Moral Obligation Rev., Pooled Financing Program, “A”, 5%, 11/01/2041	1,030,000	1,097,136
Virginia Resources Authority, State Moral Obligation Rev., Pooled Financing Program, “A”, 5%, 11/01/2042	1,330,000	1,413,012
Virginia Resources Authority, State Moral Obligation Rev., Pooled Financing Program, “B”, 5.25%, 11/01/2047	2,350,000	2,498,822
Virginia Resources Authority, State Moral Obligation Rev., Pooled Financing Program, “B”, 4.75%, 11/01/2052	750,000	754,248
		$28,993,726
Total Municipal Bonds (Identified Cost, $347,212,677)		$333,336,923
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $421,034)	$1,050,865	$336,277
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $314,820)	$552,315	$345,887

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $6,659,052)	6,658,387	$6,659,052
Other Assets, Less Liabilities – 1.7%		5,882,081
Net Assets – 100.0%		$346,560,220
See Portfolio Footnotes and Notes to Financial Statements
MSTBFS-ANN

Portfolio of Investments – continued
MFS West Virginia Municipal Bond Fund
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.8%
Airport Revenue – 0.7%
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	$445,000	$452,855
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	60,000	60,011
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	55,000	55,003
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	85,000	85,002
		$652,871
General Obligations - General Purpose – 5.8%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$260,000	$237,931
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	360,000	379,097
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	44,227	47,376
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	42,958	47,197
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	40,735	39,884
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2035	74,630	71,292
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	31,426	29,702
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	42,727	39,072
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	143,435	125,039
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	52,422	35,918
State of Illinois, General Obligation, 5.5%, 5/01/2039	165,000	174,294
State of Illinois, General Obligation, “C”, 4%, 10/01/2040	155,000	145,011
State of Illinois, General Obligation, “C”, 4%, 10/01/2041	70,000	64,762
State of West Virginia, General Obligation Road Bonds, “A”, 5%, 12/01/2043	1,000,000	1,031,257
State of West Virginia, General Obligation Road Bonds, “A”, 5%, 6/01/2044	2,000,000	2,059,980
State of West Virginia, General Obligation Road Bonds, “A”, 5%, 12/01/2044	705,000	740,366
		$5,268,178
General Obligations - Schools – 4.0%
Berkeley County, WV, Public School Board of Education, 3%, 6/01/2026	$750,000	$750,490
Berkeley County, WV, Public School Board of Education, 4%, 6/01/2037	1,000,000	1,005,771
Little Rock, AR, School District & Construction, “A”, BAM, 3%, 2/01/2048	820,000	607,848
Orange County, CA, Anaheim Elementary School District, AGM, 4%, 8/01/2048	310,000	296,843
Wood County, WV, Public School Board of Education, 4%, 6/01/2039	1,000,000	979,855
		$3,640,807
Healthcare Revenue - Hospitals – 12.6%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$155,000	$144,513
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045 (Prerefunded 7/01/2029)	5,000	5,141
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045	10,000	8,826
Virginia Small Business Financing Authority, Health Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2049	490,000	445,714
West Virginia Hospital Finance Authority Hospital Rev. (Cabell Huntington Hospital Obligated Group), 4%, 1/01/2038	230,000	210,583
West Virginia Hospital Finance Authority Hospital Rev. (Cabell Huntington Hospital Obligated Group), “A”, 4.125%, 1/01/2047	1,245,000	1,055,619
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2028	1,000,000	1,000,997
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2039	1,500,000	1,513,862
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,001,950
West Virginia Hospital Finance Authority Hospital Rev. (Vandalia Health Group), “B”, 5.5%, 9/01/2048	1,000,000	1,070,419
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 5%, 6/01/2027	200,000	204,564
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 5%, 6/01/2042	1,000,000	1,011,279
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 4%, 6/01/2051	860,000	786,374
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 4.375%, 6/01/2053	1,000,000	951,631
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, AGM, 4%, 6/01/2051	2,220,000	1,996,002
		$11,407,474
Industrial Revenue - Environmental Services – 0.2%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 7/01/2041 (Put Date 7/01/2027)	$180,000	$180,204

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Industrial Revenue - Other – 0.3%
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 2.875%, 1/01/2041 (n)	$115,000	$88,710
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	200,000	164,164
		$252,874
Miscellaneous Revenue - Other – 6.0%
Morgantown, WV, Building Commission Leave Rev. (Marilla Park Aquatic Complex), “A”, 4.25%, 12/01/2043	$790,000	$753,344
Morgantown, WV, Building Commission Leave Rev. (Marilla Park Aquatic Complex), “A”, 4.5%, 12/01/2048	540,000	519,117
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	580,000	581,270
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	40,000	40,801
West Virginia Economic Development Authority, Excess Lottery Rev., “A”, 5%, 7/01/2038	1,000,000	1,033,537
West Virginia School Building Authority, “A”, 3%, 7/01/2033	1,500,000	1,415,898
West Virginia School Building Authority, Excess Lottery Refunding Rev., “B”, 5%, 7/01/2038	265,000	283,983
West Virginia School Building Authority, Excess Lottery Refunding Rev., “B”, 5%, 7/01/2039	735,000	783,897
		$5,411,847
Multi-Family Housing Revenue – 0.3%
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	$278,233	$278,007
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family (Cedar Ridge Terrace Apartments), “A”, FNMA, 4.45%, 4/01/2043	35,000	33,902
		$311,909
Port Revenue – 0.1%
New York Liberty Development Corp., Liberty Refunding Rev. (1 World Trade Center Project), 2.75%, 2/15/2044	$170,000	$122,520
Sales & Excise Tax Revenue – 4.5%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$75,000	$69,392
Monongalia County, WV, Commission Special District Excise Tax Refunding & Improvement Rev. (University Town Centre Economic Opportunity Development District), “A”, 4.125%, 6/01/2043 (n)	930,000	799,574
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	937
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	25,000	24,745
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	83,000	79,800
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	2,079,000	2,047,309
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	158,000	153,953
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.329%, 7/01/2040	83,000	80,874
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	39,000	37,123
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2029	7,000	5,923
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	412,000	322,486
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2033	396,000	283,786
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2046	186,000	60,699
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	120,000	116,100
		$4,082,701
Single Family Housing - State – 14.7%
West Virginia Housing Development Fund Finance, “A”, 3.875%, 11/01/2044	$1,015,000	$892,570
West Virginia Housing Development Fund Finance, “A”, 4.75%, 11/01/2045 (w)	1,000,000	995,243
West Virginia Housing Development Fund Finance, “A”, 4.75%, 11/01/2048	1,000,000	984,640
West Virginia Housing Development Fund Finance, “A”, 4.55%, 11/01/2049	1,000,000	989,558
West Virginia Housing Development Fund Finance, “B”, 1.8%, 5/01/2026	485,000	472,579
West Virginia Housing Development Fund Finance, “B”, 4.7%, 11/01/2044	1,000,000	996,110
West Virginia Housing Development Fund Finance, “B”, 4.2%, 11/01/2047	1,000,000	913,913
West Virginia Housing Development Fund Finance, “B”, 4.25%, 11/01/2052	410,000	371,591
West Virginia Housing Development Fund Finance, “B”, 4.7%, 11/01/2053	770,000	751,015
West Virginia Housing Development Fund Finance, “C”, 4.45%, 11/01/2037	1,000,000	989,736
West Virginia Housing Development Fund Finance, “C”, 4.625%, 11/01/2042	1,000,000	966,561
West Virginia Housing Development Fund Finance, “C”, 4.8%, 11/01/2047	1,000,000	1,002,162
West Virginia Housing Development Fund Finance, “D”, 4.6%, 11/01/2043	1,000,000	987,356
West Virginia Housing Development Fund Finance, “D”, 4.8%, 11/01/2048	1,000,000	999,952
West Virginia Housing Development Fund Finance, “D”, 4.45%, 11/01/2049	1,000,000	973,524
		$13,286,510
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
State & Local Agencies – 11.2%
Berkeley County, WV, Building Commission Lease Rev. (Berkeley County Day Report Center and Public Safety Building Projects), 4%, 12/01/2042	$1,740,000	$1,641,045
Fayette County, WV, Board of Education, 4%, 7/01/2034	500,000	494,773
Fayette County, WV, Board of Education, 4%, 7/01/2035	500,000	491,407
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2050	1,000,000	898,560
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2044	1,640,000	671,004
Parkersburg, WV, Municipal Building Commission Lease Rev. (Recreation Facility and Fire Station Projects), 4.375%, 11/01/2054	850,000	793,998
Putnam County, WV, Building Commission Lease Rev. (Sheriff's Headquarters), “A”, BAM, 4.25%, 5/01/2042	500,000	485,070
Putnam County, WV, Building Commission Lease Rev. (Sheriff's Headquarters), “A”, BAM, 4.25%, 5/01/2047	500,000	477,130
Putnam County, WV, Building Commission Lease Rev. (Sheriff's Headquarters), “A”, BAM, 4.375%, 5/01/2052	560,000	520,803
West Virginia Economic Development Authority, Lease Rev. (Correctional, Juvenile and Public Safety Facilities), “A”, 5%, 6/01/2029	1,500,000	1,502,738
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NPFG, 5.25%, 1/01/2030	1,355,000	1,357,775
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	795,865
		$10,130,168
Student Loan Revenue – 0.4%
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	$380,000	$371,760
Tax - Other – 3.5%
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	$65,000	$66,312
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	175,000	185,536
Monongalia County, WV, Senior Tax Increment Improvement Refunding Rev. (Development District No. 4 - University Town Centre), “A”, 6%, 6/01/2053 (n)	875,000	920,320
Ohio County, WV, Tax Increment Rev., 5.25%, 6/01/2053	1,000,000	993,193
Virgin Islands Public Finance Authority Rev. (Gross Receipts), AGM, 5%, 10/01/2032	1,000,000	1,009,277
		$3,174,638
Tax Assessment – 0.5%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/2033	$455,000	$432,312
Tobacco – 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	$125,000	$108,265
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	320,000	282,054
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	270,000	248,470
		$638,789
Toll Roads – 2.4%
Virginia Small Business Financing Authority Senior Lien Rev. (Elizabeth River Crossings Opco LLC Project), 3%, 1/01/2041	$325,000	$255,707
West Virginia Parkways Authority, Senior Lien Turnpike Toll Rev., 4%, 6/01/2042	1,000,000	961,004
West Virginia Parkways Authority, Turnpike Toll Rev., 4%, 6/01/2047	1,000,000	913,276
		$2,129,987
Universities - Colleges – 8.4%
Fairmont, WV, State University Board of Governors Refunding Rev., “A”, 5%, 6/01/2032	$1,050,000	$1,142,176
Marshall University, WV, Board of Governors Rev., “A”, AGM, 3%, 5/01/2046	1,000,000	754,530
Marshall University, WV, Board of Governors Rev., “A”, AGM, 4%, 5/01/2050	1,500,000	1,279,398
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	90,000	90,100
West Virginia University, Board of Governors Improvement Rev. (West Virginia University Project), “A”, 5%, 10/01/2044	1,000,000	1,041,826
West Virginia University, Board of Governors Improvement Rev. (West Virginia University Project), “A”, 5%, 10/01/2049	2,000,000	2,038,749
West Virginia University, University Systems Rev., “A”, NPFG, 5.25%, 4/01/2028	1,280,000	1,309,767
		$7,656,546
Universities - Dormitories – 1.1%
West Virginia Economic Development Authority, University Facilities Refunding Rev. (Provident Group - Marshall Properties LLC - Marshall University Project), “A-1”, AGM, 5%, 7/01/2042	$1,000,000	$1,037,579
Utilities - Investor Owned – 3.0%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Refunding Rev. (Wheeling Power Co. - Mitchell Project), “A”, 3%, 6/01/2037 (Put Date 6/18/2027)	$1,000,000	$979,369

MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utilities - Investor Owned – continued
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), “A”, 0.625%, 12/01/2038 (Put Date 12/15/2025)	$750,000	$733,311
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), “A”, 1%, 1/01/2041 (Put Date 9/01/2025)	1,000,000	985,549
		$2,698,229
Utilities - Municipal Owned – 0.6%
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	$285,000	$158,175
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	100,000	55,500
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	40,000	22,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	50,000	27,750
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	145,000	80,475
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	135,000	133,290
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	10,000	9,786
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	75,000	41,625
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	27,750
		$556,551
Utilities - Other – 2.9%
Black Belt Energy Gas District, AL, Gas Project Rev., “A”, 4%, 6/01/2051 (Put Date 12/01/2031)	$280,000	$280,130
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	565,000	591,219
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	560,000	585,163
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	510,000	536,731
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	315,000	325,069
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	310,000	325,934
		$2,644,246
Water & Sewer Utility Revenue – 13.9%
Berkeley County, WV, Public Service District Water Rev., “A”, BAM, 4.125%, 12/01/2044	$1,000,000	$948,741
Berkeley County, WV, Public Service District Water Rev., “A”, BAM, 4.25%, 12/01/2049	1,000,000	945,947
Berkeley County, WV, Public Service Sewer District Rev., “A”, BAM, 5%, 6/01/2036	1,000,000	1,014,844
Berkeley County, WV, Public Service Sewer District Rev., “A”, BAM, 4.25%, 6/01/2045	1,000,000	953,375
Berkeley County, WV, Public Service Sewer District Rev., “A”, BAM, 4.375%, 6/01/2049	1,000,000	955,711
Greenbrier County, WV, Public Service District No. 1, Sewerage System Improvement Rev., “A”, BAM, 4.625%, 10/01/2052	1,000,000	964,359
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	180,800
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 1/01/2050	135,000	137,263
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	76,295
Morgantown, WV, Combined Utility System Rev., “A”, AGM, 5%, 12/01/2041	1,000,000	1,023,801
Morgantown, WV, Combined Utility System Rev., “B”, 5%, 12/01/2043	2,000,000	2,042,498
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	1,475,000	1,509,186
West Virginia Water Development Authority Rev. (Loan Program IV), “A-IV”, 5%, 11/01/2038	500,000	513,849
Wheeling, WV, Combined Waterworks and Sewerage System Rev., “A”, BAM, 4%, 6/01/2051	1,500,000	1,360,732
		$12,627,401
Total Municipal Bonds (Identified Cost, $92,723,350)		$88,716,101
Bonds – 0.1%
Transportation - Services – 0.1%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n) (Identified Cost, $140,272)	$350,288	$112,092
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $96,061)	$168,529	$105,541
MSTBFS-ANN

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $1,300,194)	1,300,067	$1,300,197
Other Assets, Less Liabilities – 0.5%		480,770
Net Assets – 100.0%		$90,714,701
Portfolio Footnotes:
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers and in unaffiliated issuers were as follows:
	Affiliated Issuers	Unaffiliated Issuers
Mississippi Fund	$1,038,250	$67,845,774
New York Fund	3,985,544	175,390,183
North Carolina Fund	8,317,182	432,393,661
Pennsylvania Fund	4,702,009	160,245,290
South Carolina Fund	3,272,621	219,421,881
Virginia Fund	6,659,052	334,019,087
West Virginia Fund	1,300,197	88,933,734
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities and percentage of net assets for each fund is as follows:
	Value	Percent of net assets
Mississippi Fund	$1,417,087	2.1%
New York Fund	8,165,457	4.5%
North Carolina Fund	4,735,540	1.1%
Pennsylvania Fund	6,364,802	3.8%
South Carolina Fund	5,840,040	2.6%
Virginia Fund	7,110,268	2.1%
West Virginia Fund	2,782,230	3.1%
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
SOFR	Secured Overnight Financing Rate
See Notes to Financial Statements

MSTBFS-ANN

Financial Statements
Statements of Assets and Liabilities
At 3/31/25
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $70,758,994, $181,453,465, $446,748,777, and $166,365,345, respectively)	$67,845,774	$175,390,183	$432,393,661	$160,245,290
Investments in affiliated issuers, at value (identified cost, $1,038,242, $3,985,520, $8,316,911, and $4,701,960, respectively)	1,038,250	3,985,544	8,317,182	4,702,009
Cash	—	—	—	3
Receivables for
Investments sold	—	80,000	3,025,313	180,000
Fund shares sold	1,102	29,978	528,045	27,063
Interest	855,397	2,547,349	6,072,510	2,312,131
Receivable from investment adviser	6,871	10,609	—	7,592
Other assets	307	583	1,060	555
Total assets	$69,747,701	$182,044,246	$450,337,771	$167,474,643
Liabilities
Payable to custodian	$—	$563	$—	$—
Payables for
Distributions	9,441	71,202	63,899	44,689
Fund shares reacquired	149,666	297,015	1,151,590	191,520
When-issued investments purchased	750,000	932,420	—	1,392,551
Payable to affiliates
Investment adviser	—	—	17,047	—
Administrative services fee	217	371	741	351
Shareholder servicing costs	15,460	46,795	102,326	33,103
Distribution and service fees	652	3,813	9,122	1,192
Payable for independent Trustees' compensation	10	15	1,879	11
Payable for audit and tax fees	60,977	60,977	60,977	60,977
Accrued expenses and other liabilities	15,860	23,962	38,245	23,091
Total liabilities	$1,002,283	$1,437,133	$1,445,826	$1,747,485
Net assets	$68,745,418	$180,607,113	$448,891,945	$165,727,158
Net assets consist of
Paid-in capital	$77,828,415	$201,312,762	$495,036,661	$180,443,903
Total distributable earnings (loss)	(9,082,997)	(20,705,649)	(46,144,716)	(14,716,745)
Net assets	$68,745,418	$180,607,113	$448,891,945	$165,727,158

Statements of Assets and Liabilities – continued
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$59,312,656	$125,186,194	$283,744,080	$108,800,541
Class B	51,383	208,027	80,450	166,007
Class C	—	3,493,333	12,614,663	—
Class I	6,451,971	44,430,038	109,351,881	35,385,888
Class R6	2,929,408	7,289,521	43,100,871	21,374,722
Total net assets	$68,745,418	$180,607,113	$448,891,945	$165,727,158
Shares of beneficial interest outstanding
Class A	6,804,865	12,583,091	26,604,283	11,538,650
Class B	5,888	20,966	7,552	17,562
Class C	—	351,551	1,183,455	—
Class I	741,523	5,050,875	12,300,188	3,938,479
Class R6	336,612	827,497	4,847,805	2,378,779
Total shares of beneficial interest outstanding	7,888,888	18,833,980	44,943,283	17,873,470
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$8.72	$9.95	$10.67	$9.43
Offering price per share (100 / 95.75 x net asset value per share)	$9.11	$10.39	$11.14	$9.85
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$8.73	$9.92	$10.65	$9.45
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$—	$9.94	$10.66	$—
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.70	$8.80	$8.89	$8.98
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.70	$8.81	$8.89	$8.99
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements

Statements of Assets and Liabilities – continued
At 3/31/25	South Carolina Fund	Virginia Fund	West Virginia Fund
Assets
Investments in unaffiliated issuers, at value (identified cost, $226,182,905, $347,948,531, and $92,959,683, respectively)	$219,421,881	$334,019,087	$88,933,734
Investments in affiliated issuers, at value (identified cost, $3,272,586, $6,659,052, and $1,300,194, respectively)	3,272,621	6,659,052	1,300,197
Receivables for
Investments sold	156,733	3,803,700	385,000
Fund shares sold	298,293	106,474	13,632
Interest	2,999,202	4,634,580	1,287,954
Receivable from investment adviser	218	2,015	2,292
Other assets	642	901	372
Total assets	$226,149,590	$349,225,809	$91,923,181
Liabilities
Payable to custodian	$1,135	$—	$—
Payables for
Distributions	29,034	56,799	11,666
Interest expense and fees	5,255	12,462	—
Fund shares reacquired	580,398	564,398	96,128
When-issued investments purchased	3,104,057	—	1,000,000
Payable to the holders of the floating rate certificates	1,000,006	1,845,000	—
Payable to affiliates
Administrative services fee	428	600	247
Shareholder servicing costs	48,595	84,274	19,284
Distribution and service fees	4,028	6,097	1,764
Payable for independent Trustees' compensation	1,890	1,897	1,893
Payable for audit and tax fees	60,977	60,977	60,977
Accrued expenses and other liabilities	25,006	33,085	16,521
Total liabilities	$4,860,809	$2,665,589	$1,208,480
Net assets	$221,288,781	$346,560,220	$90,714,701
Net assets consist of
Paid-in capital	$248,660,160	$383,602,664	$101,650,963
Total distributable earnings (loss)	(27,371,379)	(37,042,444)	(10,936,262)
Net assets	$221,288,781	$346,560,220	$90,714,701

Statements of Assets and Liabilities – continued
	South Carolina Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$147,557,839	$210,509,573	$64,481,877
Class B	47,139	49,096	51,119
Class C	—	3,324,140	—
Class I	53,058,100	103,646,404	21,441,433
Class R6	20,625,703	29,031,007	4,740,272
Total net assets	$221,288,781	$346,560,220	$90,714,701
Shares of beneficial interest outstanding
Class A	13,508,211	20,821,916	6,450,404
Class B	4,318	4,862	5,118
Class C	—	328,875	—
Class I	5,995,358	11,795,628	2,436,932
Class R6	2,330,216	3,301,416	538,873
Total shares of beneficial interest outstanding	21,838,103	36,252,697	9,431,327
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$10.92	$10.11	$10.00
Offering price per share (100 / 95.75 x net asset value per share)	$11.40	$10.56	$10.44
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$10.92	$10.10	$9.99
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$—	$10.11	$—
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.85	$8.79	$8.80
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$8.85	$8.79	$8.80
On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements

Financial Statements
Statements of Operations
Year ended 3/31/25
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income (loss)
Interest	$2,787,150	$7,380,236	$17,687,660	$6,347,010
Dividends from affiliated issuers	48,053	203,589	309,082	121,953
Other	21	—	73	35
Total investment income	$2,835,224	$7,583,825	$17,996,815	$6,468,998
Expenses
Management fee	$330,887	$799,971	$2,040,012	$737,351
Distribution and service fees	157,848	361,119	869,632	275,559
Shareholder servicing costs	48,238	158,588	328,413	119,276
Administrative services fee	20,831	35,493	74,309	33,536
Independent Trustees' compensation	3,410	5,189	10,152	4,945
Custodian fee	18,835	28,609	53,950	31,416
Shareholder communications	7,533	12,268	25,074	13,628
Audit and tax fees	71,481	71,483	71,496	71,483
Legal fees	10,558	31,313	38,752	25,184
Registration fees	62,882	74,496	79,158	63,091
Miscellaneous	31,154	33,471	37,783	33,054
Total expenses	$763,657	$1,612,000	$3,628,731	$1,408,523
Fees paid indirectly	(58)	(20)	(104)	(279)
Reduction of expenses by investment adviser and distributor	(182,130)	(223,728)	(109,177)	(346,519)
Net expenses	$581,469	$1,388,252	$3,519,450	$1,061,725
Net investment income (loss)	$2,253,755	$6,195,573	$14,477,365	$5,407,273
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(642,328)	$(273,717)	$(2,033,472)	$(512,767)
Affiliated issuers	403	(262)	630	(158)
Net realized gain (loss)	$(641,925)	$(273,979)	$(2,032,842)	$(512,925)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(706,833)	$(2,271,741)	$(5,166,456)	$(1,057,136)
Affiliated issuers	(109)	(133)	(348)	(211)
Net unrealized gain (loss)	$(706,942)	$(2,271,874)	$(5,166,804)	$(1,057,347)
Net realized and unrealized gain (loss)	$(1,348,867)	$(2,545,853)	$(7,199,646)	$(1,570,272)
Change in net assets from operations	$904,888	$3,649,720	$7,277,719	$3,837,001
See Notes to Financial Statements

Statements of Operations – continued
Year ended 3/31/25	South Carolina Fund	Virginia Fund	West Virginia Fund
Net investment income (loss)
Interest	$8,498,009	$13,514,480	$3,547,086
Dividends from affiliated issuers	199,909	221,271	93,856
Other	39	62	23
Total investment income	$8,697,957	$13,735,813	$3,640,965
Expenses
Management fee	$988,030	$1,591,283	$423,238
Distribution and service fees	368,798	596,677	171,143
Shareholder servicing costs	144,933	280,870	69,943
Administrative services fee	41,381	60,270	23,714
Independent Trustees' compensation	6,183	8,456	4,058
Custodian fee	32,176	47,477	19,553
Shareholder communications	13,248	19,088	8,144
Audit and tax fees	71,486	71,492	71,482
Legal fees	24,029	30,009	9,267
Registration fees	62,012	75,722	62,468
Interest expense and fees	6,415	42,315	—
Miscellaneous	32,477	34,466	31,574
Total expenses	$1,791,168	$2,858,125	$894,584
Fees paid indirectly	(23)	(141)	(17)
Reduction of expenses by investment adviser and distributor	(132,699)	(259,522)	(142,638)
Net expenses	$1,658,446	$2,598,462	$751,929
Net investment income (loss)	$7,039,511	$11,137,351	$2,889,036
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(957,931)	$(1,501,661)	$(109,905)
Affiliated issuers	(863)	(1,129)	556
Net realized gain (loss)	$(958,794)	$(1,502,790)	$(109,349)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(2,921,583)	$(4,688,616)	$(1,231,473)
Affiliated issuers	(326)	(294)	(142)
Net unrealized gain (loss)	$(2,921,909)	$(4,688,910)	$(1,231,615)
Net realized and unrealized gain (loss)	$(3,880,703)	$(6,191,700)	$(1,340,964)
Change in net assets from operations	$3,158,808	$4,945,651	$1,548,072
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 3/31/25	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets
From operations
Net investment income (loss)	$2,253,755	$6,195,573	$14,477,365	$5,407,273
Net realized gain (loss)	(641,925)	(273,979)	(2,032,842)	(512,925)
Net unrealized gain (loss)	(706,942)	(2,271,874)	(5,166,804)	(1,057,347)
Change in net assets from operations	$904,888	$3,649,720	$7,277,719	$3,837,001
Total distributions to shareholders	$(2,243,120)	$(6,172,928)	$(14,407,930)	$(5,422,955)
Change in net assets from fund share transactions	$(9,337,039)	$10,788,662	$4,608,406	$5,131,503
Total change in net assets	$(10,675,271)	$8,265,454	$(2,521,805)	$3,545,549
Net assets
At beginning of period	79,420,689	172,341,659	451,413,750	162,181,609
At end of period	$68,745,418	$180,607,113	$448,891,945	$165,727,158
Year ended 3/31/25	South Carolina Fund	Virginia Fund	West Virginia Fund
Change in net assets
From operations
Net investment income (loss)	$7,039,511	$11,137,351	$2,889,036
Net realized gain (loss)	(958,794)	(1,502,790)	(109,349)
Net unrealized gain (loss)	(2,921,909)	(4,688,910)	(1,231,615)
Change in net assets from operations	$3,158,808	$4,945,651	$1,548,072
Total distributions to shareholders	$(7,049,222)	$(11,086,575)	$(2,906,751)
Change in net assets from fund share transactions	$11,624,694	$(5,241,311)	$(1,961,679)
Total change in net assets	$7,734,280	$(11,382,235)	$(3,320,358)
Net assets
At beginning of period	213,554,501	357,942,455	94,035,059
At end of period	$221,288,781	$346,560,220	$90,714,701
See Notes to Financial Statements

Statements of Changes in Net Assets – continued
Year ended 3/31/24	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets
From operations
Net investment income (loss)	$2,257,590	$6,139,414	$13,213,278	$5,138,752
Net realized gain (loss)	(524,390)	(1,924,574)	(5,887,866)	(1,208,576)
Net unrealized gain (loss)	198,398	3,730,989	6,074,629	550,492
Change in net assets from operations	$1,931,598	$7,945,829	$13,400,041	$4,480,668
Total distributions to shareholders	$(2,322,925)	$(6,373,795)	$(13,622,789)	$(5,296,145)
Change in net assets from fund share transactions	$(4,102,593)	$(47,014,255)	$(673,314)	$(3,117,643)
Total change in net assets	$(4,493,920)	$(45,442,221)	$(896,062)	$(3,933,120)
Net assets
At beginning of period	83,914,609	217,783,880	452,309,812	166,114,729
At end of period	$79,420,689	$172,341,659	$451,413,750	$162,181,609
Year ended 3/31/24	South Carolina Fund	Virginia Fund	West Virginia Fund
Change in net assets
From operations
Net investment income (loss)	$6,184,141	$10,423,187	$2,858,235
Net realized gain (loss)	(4,125,048)	(6,110,107)	(615,664)
Net unrealized gain (loss)	4,455,848	6,442,724	548,170
Change in net assets from operations	$6,514,941	$10,755,804	$2,790,741
Total distributions to shareholders	$(6,273,286)	$(10,727,525)	$(2,919,310)
Change in net assets from fund share transactions	$(12,962)	$(4,095,245)	$(5,329,332)
Total change in net assets	$228,693	$(4,066,966)	$(5,457,901)
Net assets
At beginning of period	213,325,808	362,009,421	99,492,960
At end of period	$213,554,501	$357,942,455	$94,035,059
See Notes to Financial Statements

Financial Statements
Financial Highlights
MFS Mississippi Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.88	$8.92	$9.33	$9.90	$9.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.24	$0.21	$0.19	$0.23
Net realized and unrealized gain (loss)	(0.16)	(0.03)	(0.39)	(0.57)	0.27
Total from investment operations	$0.11	$0.21	$(0.18)	$(0.38)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.25)	$(0.23)	$(0.19)	$(0.23)
Net asset value, end of period (x)	$8.72	$8.88	$8.92	$9.33	$9.90
Total return (%) (r)(s)(t)(x)	1.22	2.42	(1.93)	(3.95)	5.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.03	1.01	0.97	0.97
Expenses after expense reductions (f)	0.81	0.87	0.85	0.80	0.81
Net investment income (loss)	3.05	2.76	2.41	1.90	2.33
Portfolio turnover rate	16	22	19	13	20
Net assets at end of period (000 omitted)	$59,313	$69,552	$73,256	$81,093	$92,395
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.89	$8.92	$9.35	$9.92	$9.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.15	$0.12	$0.18
Net realized and unrealized gain (loss)	(0.16)	(0.03)	(0.41)	(0.57)	0.26
Total from investment operations	$0.05	$0.16	$(0.26)	$(0.45)	$0.44
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$(0.17)	$(0.12)	$(0.16)
Net asset value, end of period (x)	$8.73	$8.89	$8.92	$9.35	$9.92
Total return (%) (r)(s)(t)(x)	0.57	1.88	(2.78)	(4.56)	4.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.79	1.76	1.72	1.72
Expenses after expense reductions (f)	1.45	1.52	1.50	1.45	1.46
Net investment income (loss)	2.40	2.12	1.71	1.26	1.79
Portfolio turnover rate	16	22	19	13	20
Net assets at end of period (000 omitted)	$51	$54	$8	$90	$115
See Notes to Financial Statements

Financial Highlights − continued
MFS Mississippi Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.87	$8.90	$9.31	$9.89	$9.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	$0.22	$0.20	$0.24
Net realized and unrealized gain (loss)	(0.17)	(0.02)	(0.40)	(0.58)	0.28
Total from investment operations	$0.11	$0.23	$(0.18)	$(0.38)	$0.52
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$(0.23)	$(0.20)	$(0.24)
Net asset value, end of period (x)	$8.70	$8.87	$8.90	$9.31	$9.89
Total return (%) (r)(s)(t)(x)	1.21	2.64	(1.85)	(3.96)	5.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.78	0.76	0.72	0.72
Expenses after expense reductions (f)	0.71	0.77	0.75	0.70	0.70
Net investment income (loss)	3.15	2.86	2.50	2.00	2.42
Portfolio turnover rate	16	22	19	13	20
Net assets at end of period (000 omitted)	$6,452	$6,779	$7,777	$13,661	$13,878
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.87	$8.90	$9.31	$9.89	$9.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.26	$0.23	$0.20	$0.24
Net realized and unrealized gain (loss)	(0.17)	(0.03)	(0.40)	(0.58)	0.28
Total from investment operations	$0.11	$0.23	$(0.17)	$(0.38)	$0.52
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$(0.24)	$(0.20)	$(0.24)
Net asset value, end of period (x)	$8.70	$8.87	$8.90	$9.31	$9.89
Total return (%) (r)(s)(t)(x)	1.26	2.70	(1.78)	(3.90)	5.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.72	0.70	0.65	0.65
Expenses after expense reductions (f)	0.64	0.71	0.68	0.64	0.64
Net investment income (loss)	3.20	2.92	2.57	2.06	2.47
Portfolio turnover rate	16	22	19	13	20
Net assets at end of period (000 omitted)	$2,929	$3,035	$2,874	$3,327	$2,668
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS New York Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.09	$10.01	$10.62	$11.33	$10.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.33	$0.29	$0.24	$0.29
Net realized and unrealized gain (loss)	(0.14)	0.10	(0.60)	(0.71)	0.39
Total from investment operations	$0.21	$0.43	$(0.31)	$(0.47)	$0.68
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.35)	$(0.30)	$(0.24)	$(0.28)
Net asset value, end of period (x)	$9.95	$10.09	$10.01	$10.62	$11.33
Total return (%) (r)(s)(t)(x)	2.04	4.41	(2.91)	(4.30)	6.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.95	0.91	0.88	0.87
Expenses after expense reductions (f)	0.83	0.83	0.83	0.83	0.84
Net investment income (loss)	3.43	3.39	2.86	2.09	2.57
Portfolio turnover rate	12	29	35	19	45
Net assets at end of period (000 omitted)	$125,186	$123,265	$126,231	$153,525	$170,723
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.06	$9.98	$10.60	$11.31	$10.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.26	$0.21	$0.15	$0.20
Net realized and unrealized gain (loss)	(0.14)	0.09	(0.61)	(0.71)	0.41
Total from investment operations	$0.13	$0.35	$(0.40)	$(0.56)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.22)	$(0.15)	$(0.20)
Net asset value, end of period (x)	$9.92	$10.06	$9.98	$10.60	$11.31
Total return (%) (r)(s)(t)(x)	1.28	3.64	(3.74)	(5.02)	5.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70	1.66	1.63	1.62
Expenses after expense reductions (f)	1.58	1.58	1.58	1.58	1.60
Net investment income (loss)	2.69	2.64	2.10	1.35	1.85
Portfolio turnover rate	12	29	35	19	45
Net assets at end of period (000 omitted)	$208	$438	$516	$725	$1,063
See Notes to Financial Statements

Financial Highlights − continued
MFS New York Municipal Bond Fund − continued
	Year ended
Class C	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.07	$9.99	$10.61	$11.32	$10.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.26	$0.21	$0.15	$0.20
Net realized and unrealized gain (loss)	(0.13)	0.09	(0.61)	(0.71)	0.41
Total from investment operations	$0.14	$0.35	$(0.40)	$(0.56)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.22)	$(0.15)	$(0.20)
Net asset value, end of period (x)	$9.94	$10.07	$9.99	$10.61	$11.32
Total return (%) (r)(s)(t)(x)	1.38	3.64	(3.73)	(5.02)	5.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70	1.66	1.63	1.62
Expenses after expense reductions (f)	1.58	1.58	1.58	1.58	1.59
Net investment income (loss)	2.69	2.64	2.09	1.34	1.83
Portfolio turnover rate	12	29	35	19	45
Net assets at end of period (000 omitted)	$3,493	$4,590	$6,462	$9,646	$12,260
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.92	$8.85	$9.39	$10.02	$9.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.32	$0.27	$0.24	$0.28
Net realized and unrealized gain (loss)	(0.12)	0.08	(0.53)	(0.64)	0.35
Total from investment operations	$0.21	$0.40	$(0.26)	$(0.40)	$0.63
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.33)	$(0.28)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$8.80	$8.92	$8.85	$9.39	$10.02
Total return (%) (r)(s)(t)(x)	2.34	4.66	(2.67)	(4.08)	6.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.70	0.66	0.62	0.62
Expenses after expense reductions (f)	0.58	0.58	0.58	0.58	0.59
Net investment income (loss)	3.68	3.64	3.10	2.32	2.81
Portfolio turnover rate	12	29	35	19	45
Net assets at end of period (000 omitted)	$44,430	$37,821	$36,516	$44,708	$95,882
See Notes to Financial Statements

Financial Highlights − continued
MFS New York Municipal Bond Fund − continued
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.93	$8.84	$9.39	$10.02	$9.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.31	$0.28	$0.25	$0.28
Net realized and unrealized gain (loss)	(0.12)	0.12	(0.54)	(0.64)	0.36
Total from investment operations	$0.22	$0.43	$(0.26)	$(0.39)	$0.64
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.29)	$(0.24)	$(0.28)
Net asset value, end of period (x)	$8.81	$8.93	$8.84	$9.39	$10.02
Total return (%) (r)(s)(t)(x)	2.42	4.97	(2.70)	(4.02)	6.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.60	0.58	0.57	0.56
Expenses after expense reductions (f)	0.50	0.50	0.50	0.51	0.53
Net investment income (loss)	3.76	3.56	3.21	2.51	2.86
Portfolio turnover rate	12	29	35	19	45
Net assets at end of period (000 omitted)	$7,290	$6,227	$48,058	$50,925	$4,866
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS North Carolina Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.83	$10.81	$11.25	$11.91	$11.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.31	$0.25	$0.21	$0.27
Net realized and unrealized gain (loss)	(0.16)	0.03	(0.43)	(0.67)	0.46
Total from investment operations	$0.18	$0.34	$(0.18)	$(0.46)	$0.73
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.26)	$(0.20)	$(0.27)
Net asset value, end of period (x)	$10.67	$10.83	$10.81	$11.25	$11.91
Total return (%) (r)(s)(t)(x)	1.64	3.23	(1.56)	(3.91)	6.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.86	0.85	0.84	0.84
Expenses after expense reductions (f)	0.84	0.84	0.84	0.83	0.83
Net investment income (loss)	3.13	2.90	2.30	1.74	2.29
Portfolio turnover rate	20	25	30	16	25
Net assets at end of period (000 omitted)	$283,744	$295,849	$302,524	$354,752	$359,286
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.81	$10.80	$11.24	$11.90	$11.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.16	$0.12	$0.19
Net realized and unrealized gain (loss)	(0.16)	0.02	(0.42)	(0.67)	0.45
Total from investment operations	$0.10	$0.25	$(0.26)	$(0.55)	$0.64
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.18)	$(0.11)	$(0.18)
Net asset value, end of period (x)	$10.65	$10.81	$10.80	$11.24	$11.90
Total return (%) (r)(s)(t)(x)	0.88	2.37	(2.29)	(4.63)	5.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.61	1.61	1.59	1.59
Expenses after expense reductions (f)	1.59	1.59	1.59	1.58	1.58
Net investment income (loss)	2.37	2.15	1.51	0.99	1.60
Portfolio turnover rate	20	25	30	16	25
Net assets at end of period (000 omitted)	$80	$140	$165	$323	$416
See Notes to Financial Statements

Financial Highlights − continued
MFS North Carolina Municipal Bond Fund − continued
	Year ended
Class C	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.82	$10.81	$11.25	$11.91	$11.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.17	$0.12	$0.18
Net realized and unrealized gain (loss)	(0.16)	0.02	(0.43)	(0.67)	0.46
Total from investment operations	$0.10	$0.25	$(0.26)	$(0.55)	$0.64
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.18)	$(0.11)	$(0.18)
Net asset value, end of period (x)	$10.66	$10.82	$10.81	$11.25	$11.91
Total return (%) (r)(s)(t)(x)	0.88	2.37	(2.29)	(4.63)	5.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.61	1.60	1.59	1.59
Expenses after expense reductions (f)	1.59	1.59	1.59	1.58	1.58
Net investment income (loss)	2.38	2.15	1.54	0.99	1.56
Portfolio turnover rate	20	25	30	16	25
Net assets at end of period (000 omitted)	$12,615	$16,267	$21,315	$28,828	$35,315
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.03	$9.01	$9.38	$9.93	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.23	$0.20	$0.25
Net realized and unrealized gain (loss)	(0.15)	0.03	(0.36)	(0.56)	0.38
Total from investment operations	$0.16	$0.31	$(0.13)	$(0.36)	$0.63
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.24)	$(0.19)	$(0.25)
Net asset value, end of period (x)	$8.89	$9.03	$9.01	$9.38	$9.93
Total return (%) (r)(s)(t)(x)	1.81	3.52	(1.35)	(3.67)	6.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.61	0.60	0.59	0.59
Expenses after expense reductions (f)	0.59	0.59	0.59	0.58	0.58
Net investment income (loss)	3.38	3.15	2.54	1.99	2.52
Portfolio turnover rate	20	25	30	16	25
Net assets at end of period (000 omitted)	$109,352	$102,556	$97,036	$116,857	$113,800
See Notes to Financial Statements

Financial Highlights − continued
MFS North Carolina Municipal Bond Fund − continued
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.03	$9.01	$9.38	$9.93	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.23	$0.20	$0.25
Net realized and unrealized gain (loss)	(0.14)	0.02	(0.36)	(0.55)	0.38
Total from investment operations	$0.17	$0.31	$(0.13)	$(0.35)	$0.63
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)	$(0.24)	$(0.20)	$(0.25)
Net asset value, end of period (x)	$8.89	$9.03	$9.01	$9.38	$9.93
Total return (%) (r)(s)(t)(x)	1.89	3.59	(1.28)	(3.60)	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.54	0.53	0.52	0.52
Expenses after expense reductions (f)	0.52	0.52	0.52	0.51	0.51
Net investment income (loss)	3.45	3.22	2.61	2.05	2.59
Portfolio turnover rate	20	25	30	16	25
Net assets at end of period (000 omitted)	$43,101	$36,601	$31,269	$40,985	$34,703
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS Pennsylvania Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.52	$9.55	$10.05	$10.60	$10.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.25	$0.21	$0.27
Net realized and unrealized gain (loss)	(0.09)	(0.02)	(0.49)	(0.55)	0.36
Total from investment operations	$0.22	$0.28	$(0.24)	$(0.34)	$0.63
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.26)	$(0.21)	$(0.27)
Net asset value, end of period (x)	$9.43	$9.52	$9.55	$10.05	$10.60
Total return (%) (r)(s)(t)(x)	2.34	3.01	(2.31)	(3.29)	6.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95	0.93	0.91	0.92
Expenses after expense reductions (f)	0.69	0.69	0.69	0.71	0.76
Net investment income (loss)	3.26	3.18	2.65	2.02	2.55
Portfolio turnover rate	19	19	29	19	28
Net assets at end of period (000 omitted)	$108,801	$110,625	$113,427	$132,466	$137,727
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.54	$9.57	$10.07	$10.62	$10.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	$0.18	$0.14	$0.19
Net realized and unrealized gain (loss)	(0.09)	(0.02)	(0.49)	(0.56)	0.35
Total from investment operations	$0.15	$0.21	$(0.31)	$(0.42)	$0.54
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.19)	$(0.13)	$(0.19)
Net asset value, end of period (x)	$9.45	$9.54	$9.57	$10.07	$10.62
Total return (%) (r)(s)(t)(x)	1.59	2.24	(3.03)	(4.00)	5.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70	1.68	1.66	1.67
Expenses after expense reductions (f)	1.44	1.44	1.44	1.46	1.51
Net investment income (loss)	2.51	2.43	1.89	1.27	1.86
Portfolio turnover rate	19	19	29	19	28
Net assets at end of period (000 omitted)	$166	$288	$414	$577	$851
See Notes to Financial Statements

Financial Highlights − continued
MFS Pennsylvania Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.07	$9.10	$9.57	$10.09	$9.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.25	$0.21	$0.26
Net realized and unrealized gain (loss)	(0.09)	(0.02)	(0.46)	(0.52)	0.34
Total from investment operations	$0.22	$0.27	$(0.21)	$(0.31)	$0.60
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.21)	$(0.27)
Net asset value, end of period (x)	$8.98	$9.07	$9.10	$9.57	$10.09
Total return (%) (r)(s)(t)(x)	2.39	3.09	(2.15)	(3.16)	6.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.68	0.66	0.67
Expenses after expense reductions (f)	0.59	0.59	0.59	0.61	0.66
Net investment income (loss)	3.36	3.27	2.74	2.11	2.64
Portfolio turnover rate	19	19	29	19	28
Net assets at end of period (000 omitted)	$35,386	$31,002	$31,571	$37,530	$32,103
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.07	$9.10	$9.58	$10.10	$9.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.30	$0.26	$0.22	$0.27
Net realized and unrealized gain (loss)	(0.08)	(0.02)	(0.48)	(0.52)	0.34
Total from investment operations	$0.23	$0.28	$(0.22)	$(0.30)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.26)	$(0.22)	$(0.27)
Net asset value, end of period (x)	$8.99	$9.07	$9.10	$9.58	$10.10
Total return (%) (r)(s)(t)(x)	2.58	3.16	(2.19)	(3.09)	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.61	0.59	0.60
Expenses after expense reductions (f)	0.52	0.52	0.52	0.54	0.59
Net investment income (loss)	3.42	3.34	2.83	2.18	2.71
Portfolio turnover rate	19	19	29	19	28
Net assets at end of period (000 omitted)	$21,375	$20,268	$20,702	$20,559	$15,830
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS South Carolina Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$11.11	$11.08	$11.61	$12.30	$11.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.32	$0.25	$0.19	$0.25
Net realized and unrealized gain (loss)	(0.19)	0.03	(0.52)	(0.69)	0.36
Total from investment operations	$0.16	$0.35	$(0.27)	$(0.50)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.32)	$(0.26)	$(0.19)	$(0.25)
Net asset value, end of period (x)	$10.92	$11.11	$11.08	$11.61	$12.30
Total return (%) (r)(s)(t)(x)	1.41	3.27	(2.26)	(4.15)	5.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.88	0.86	0.87
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84
Net investment income (loss)	3.12	2.90	2.27	1.55	2.08
Portfolio turnover rate	19	25	28	22	23
Net assets at end of period (000 omitted)	$147,558	$149,893	$154,644	$204,883	$222,730
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.84	N/A	N/A	N/A	N/A
See Notes to Financial Statements

Financial Highlights − continued
MFS South Carolina Municipal Bond Fund − continued
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$11.11	$11.08	$11.60	$12.30	$11.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.17	$0.10	$0.18
Net realized and unrealized gain (loss)	(0.19)	0.04	(0.51)	(0.70)	0.35
Total from investment operations	$0.07	$0.27	$(0.34)	$(0.60)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.24)	$(0.18)	$(0.10)	$(0.16)
Net asset value, end of period (x)	$10.92	$11.11	$11.08	$11.60	$12.30
Total return (%) (r)(s)(t)(x)	0.66	2.50	(2.91)	(4.95)	4.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.63	1.61	1.62
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	2.38	2.12	1.55	0.81	1.48
Portfolio turnover rate	19	25	28	22	23
Net assets at end of period (000 omitted)	$47	$48	$137	$146	$280
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.59	N/A	N/A	N/A	N/A
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.00	$8.98	$9.40	$9.97	$9.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.23	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.15)	0.02	(0.42)	(0.57)	0.30
Total from investment operations	$0.15	$0.30	$(0.19)	$(0.39)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.28)	$(0.23)	$(0.18)	$(0.23)
Net asset value, end of period (x)	$8.85	$9.00	$8.98	$9.40	$9.97
Total return (%) (r)(s)(t)(x)	1.70	3.48	(1.93)	(4.02)	5.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.63	0.61	0.62
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.59
Net investment income (loss)	3.37	3.15	2.52	1.80	2.31
Portfolio turnover rate	19	25	28	22	23
Net assets at end of period (000 omitted)	$53,058	$46,523	$44,457	$56,292	$53,171
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.59	N/A	N/A	N/A	N/A
See Notes to Financial Statements

Financial Highlights − continued
MFS South Carolina Municipal Bond Fund − continued
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$9.00	$8.98	$9.41	$9.97	$9.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.23	$0.19	$0.23
Net realized and unrealized gain (loss)	(0.15)	0.03	(0.42)	(0.57)	0.31
Total from investment operations	$0.16	$0.31	$(0.19)	$(0.38)	$0.54
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)	$(0.24)	$(0.18)	$(0.24)
Net asset value, end of period (x)	$8.85	$9.00	$8.98	$9.41	$9.97
Total return (%) (r)(s)(t)(x)	1.77	3.54	(1.96)	(3.86)	5.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.58	0.57	0.55	0.55
Expenses after expense reductions (f)	0.53	0.53	0.53	0.53	0.53
Net investment income (loss)	3.43	3.21	2.59	1.86	2.36
Portfolio turnover rate	19	25	28	22	23
Net assets at end of period (000 omitted)	$20,626	$17,091	$14,088	$18,450	$14,608
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.52	N/A	N/A	N/A	N/A
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS Virginia Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.29	$10.29	$10.77	$11.42	$11.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.29	$0.26	$0.24	$0.29
Net realized and unrealized gain (loss)	(0.19)	0.01	(0.48)	(0.65)	0.36
Total from investment operations	$0.13	$0.30	$(0.22)	$(0.41)	$0.65
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.24)	$(0.30)
Net asset value, end of period (x)	$10.11	$10.29	$10.29	$10.77	$11.42
Total return (%) (r)(s)(t)(x)	1.29	2.99	(1.96)	(3.72)	5.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	0.87	0.87	0.88
Expenses after expense reductions (f)	0.82	0.81	0.81	0.81	0.82
Net investment income (loss)	3.06	2.86	2.52	2.14	2.57
Portfolio turnover rate	14	21	34	23	21
Net assets at end of period (000 omitted)	$210,510	$226,140	$247,207	$246,986	$251,971
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.81	N/A	N/A	0.81	0.81
See Notes to Financial Statements

Financial Highlights − continued
MFS Virginia Municipal Bond Fund − continued
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.28	$10.28	$10.76	$11.41	$11.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.18	$0.16	$0.21
Net realized and unrealized gain (loss)	(0.18)	0.01	(0.47)	(0.66)	0.36
Total from investment operations	$0.06	$0.22	$(0.29)	$(0.50)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.19)	$(0.15)	$(0.22)
Net asset value, end of period (x)	$10.10	$10.28	$10.28	$10.76	$11.41
Total return (%) (r)(s)(t)(x)	0.53	2.23	(2.68)	(4.45)	5.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.63	1.63	1.62	1.63
Expenses after expense reductions (f)	1.57	1.56	1.56	1.56	1.57
Net investment income (loss)	2.30	2.11	1.76	1.39	1.82
Portfolio turnover rate	14	21	34	23	21
Net assets at end of period (000 omitted)	$49	$211	$237	$387	$436
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	N/A	N/A	1.56	1.56
	Year ended
Class C	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.29	$10.29	$10.77	$11.42	$11.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.18	$0.16	$0.21
Net realized and unrealized gain (loss)	(0.18)	0.01	(0.47)	(0.66)	0.37
Total from investment operations	$0.06	$0.22	$(0.29)	$(0.50)	$0.58
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.19)	$(0.15)	$(0.22)
Net asset value, end of period (x)	$10.11	$10.29	$10.29	$10.77	$11.42
Total return (%) (r)(s)(t)(x)	0.54	2.23	(2.69)	(4.44)	5.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.63	1.63	1.62	1.63
Expenses after expense reductions (f)	1.57	1.56	1.56	1.56	1.57
Net investment income (loss)	2.31	2.10	1.76	1.39	1.82
Portfolio turnover rate	14	21	34	23	21
Net assets at end of period (000 omitted)	$3,324	$5,880	$8,671	$11,754	$14,348
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	N/A	N/A	1.56	1.56
See Notes to Financial Statements

Financial Highlights − continued
MFS Virginia Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.94	$8.94	$9.36	$9.93	$9.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.27	$0.25	$0.24	$0.28
Net realized and unrealized gain (loss)	(0.16)	0.01	(0.42)	(0.58)	0.32
Total from investment operations	$0.14	$0.28	$(0.17)	$(0.34)	$0.60
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.25)	$(0.23)	$(0.29)
Net asset value, end of period (x)	$8.79	$8.94	$8.94	$9.36	$9.93
Total return (%) (r)(s)(t)(x)	1.61	3.24	(1.75)	(3.53)	6.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.63	0.62	0.62	0.63
Expenses after expense reductions (f)	0.57	0.56	0.56	0.56	0.57
Net investment income (loss)	3.31	3.11	2.76	2.39	2.80
Portfolio turnover rate	14	21	34	23	21
Net assets at end of period (000 omitted)	$103,646	$100,954	$85,821	$88,808	$94,495
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.56	N/A	N/A	0.56	0.56
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.95	$8.95	$9.37	$9.93	$9.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.25	$0.24	$0.28
Net realized and unrealized gain (loss)	(0.16)	0.01	(0.41)	(0.56)	0.31
Total from investment operations	$0.14	$0.29	$(0.16)	$(0.32)	$0.59
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.26)	$(0.24)	$(0.29)
Net asset value, end of period (x)	$8.79	$8.95	$8.95	$9.37	$9.93
Total return (%) (r)(s)(t)(x)	1.58	3.33	(1.66)	(3.35)	6.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.55	0.55	0.54	0.55
Expenses after expense reductions (f)	0.49	0.48	0.48	0.48	0.50
Net investment income (loss)	3.39	3.19	2.84	2.46	2.87
Portfolio turnover rate	14	21	34	23	21
Net assets at end of period (000 omitted)	$29,031	$24,756	$20,073	$25,876	$22,118
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	N/A	N/A	0.48	0.48

See Notes to Financial Statements

Financial Highlights − continued
MFS Virginia Municipal Bond Fund − continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS West Virginia Municipal Bond Fund
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.15	$10.15	$10.64	$11.19	$10.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.25	$0.23	$0.28
Net realized and unrealized gain (loss)	(0.14)	(0.00)(w)	(0.48)	(0.55)	0.24
Total from investment operations	$0.16	$0.30	$(0.23)	$(0.32)	$0.52
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.23)	$(0.28)
Net asset value, end of period (x)	$10.00	$10.15	$10.15	$10.64	$11.19
Total return (%) (r)(s)(t)(x)	1.54	3.08	(2.08)	(2.90)	4.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.00	0.97	0.97
Expenses after expense reductions (f)	0.87	0.87	0.87	0.87	0.87
Net investment income (loss)	3.00	2.97	2.49	2.09	2.51
Portfolio turnover rate	12	21	24	21	23
Net assets at end of period (000 omitted)	$64,482	$68,855	$79,776	$94,024	$99,380
	Year ended
Class B	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$10.15	$10.15	$10.63	$11.18	$10.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	$0.18	$0.15	$0.20
Net realized and unrealized gain (loss)	(0.16)	0.01	(0.47)	(0.55)	0.23
Total from investment operations	$0.07	$0.23	$(0.29)	$(0.40)	$0.43
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.19)	$(0.15)	$(0.20)
Net asset value, end of period (x)	$9.99	$10.15	$10.15	$10.63	$11.18
Total return (%) (r)(s)(t)(x)	0.68	2.31	(2.72)	(3.63)	3.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.78	1.75	1.72	1.72
Expenses after expense reductions (f)	1.62	1.62	1.62	1.62	1.62
Net investment income (loss)	2.26	2.22	1.74	1.35	1.78
Portfolio turnover rate	12	21	24	21	23
Net assets at end of period (000 omitted)	$51	$39	$49	$54	$109
See Notes to Financial Statements

Financial Highlights − continued
MFS West Virginia Municipal Bond Fund − continued
	Year ended
Class I	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.93	$8.94	$9.36	$9.84	$9.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.24	$0.23	$0.27
Net realized and unrealized gain (loss)	(0.13)	(0.00)(w)	(0.41)	(0.48)	0.20
Total from investment operations	$0.16	$0.28	$(0.17)	$(0.25)	$0.47
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.25)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$8.80	$8.93	$8.94	$9.36	$9.84
Total return (%) (r)(s)(t)(x)	1.82	3.22	(1.72)	(2.63)	4.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.75	0.72	0.72
Expenses after expense reductions (f)	0.62	0.62	0.62	0.62	0.62
Net investment income (loss)	3.25	3.23	2.74	2.32	2.73
Portfolio turnover rate	12	21	24	21	23
Net assets at end of period (000 omitted)	$21,441	$21,196	$16,442	$16,290	$14,052
	Year ended
Class R6	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.93	$8.94	$9.36	$9.84	$9.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.25	$0.23	$0.28
Net realized and unrealized gain (loss)	(0.13)	(0.00)(w)	(0.41)	(0.47)	0.21
Total from investment operations	$0.17	$0.29	$(0.16)	$(0.24)	$0.49
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.26)	$(0.24)	$(0.28)
Net asset value, end of period (x)	$8.80	$8.93	$8.94	$9.36	$9.84
Total return (%) (r)(s)(t)(x)	1.89	3.30	(1.65)	(2.56)	5.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.67	0.64	0.64
Expenses after expense reductions (f)	0.55	0.54	0.54	0.54	0.54
Net investment income (loss)	3.32	3.30	2.85	2.38	2.83
Portfolio turnover rate	12	21	24	21	23
Net assets at end of period (000 omitted)	$4,740	$3,945	$3,226	$1,754	$824
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1)  Business and Organization
MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each fund is a diversified series with the exception of Mississippi Fund and West Virginia Fund which are non-diversified.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region or state where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the funds and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and certain distributions made by the funds could be taxable to shareholders.
In this reporting period, the funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. Each fund represents a single operating segment and the Chairman’s Committee of the funds' adviser acts as the segment’s CODM. Each fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within each fund’s financial statements.
Balance Sheet Offsetting — Each fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the funds' Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments to MFS as the funds' adviser, pursuant to each fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of each fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under each fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.

Notes to Financial Statements  - continued
Under each fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2025 in valuing each fund's assets and liabilities:
	Level 1	Level 2	Level 3	Total
Mississippi Fund
Financial Instruments
Municipal Bonds	$—	$67,761,705	$—	$67,761,705
U.S. Corporate Bonds	—	84,069	—	84,069
Investment Companies	1,038,250	—	—	1,038,250
Total	$1,038,250	$67,845,774	$—	$68,884,024
New York Fund
Financial Instruments
Municipal Bonds	$—	$175,109,952	$—	$175,109,952
U.S. Corporate Bonds	—	280,231	—	280,231
Investment Companies	3,985,544	—	—	3,985,544
Total	$3,985,544	$175,390,183	$—	$179,375,727
North Carolina Fund
Financial Instruments
Municipal Bonds	$—	$431,917,269	$—	$431,917,269
U.S. Corporate Bonds	—	476,392	—	476,392
Investment Companies	8,317,182	—	—	8,317,182
Total	$8,317,182	$432,393,661	$—	$440,710,843

Notes to Financial Statements  - continued
	Level 1	Level 2	Level 3	Total
Pennsylvania Fund
Financial Instruments
Municipal Bonds	$—	$160,105,175	$—	$160,105,175
U.S. Corporate Bonds	—	140,115	—	140,115
Investment Companies	4,702,009	—	—	4,702,009
Total	$4,702,009	$160,245,290	$—	$164,947,299
South Carolina Fund
Financial Instruments
Municipal Bonds	$—	$219,197,696	$—	$219,197,696
U.S. Corporate Bonds	—	224,185	—	224,185
Investment Companies	3,272,621	—	—	3,272,621
Total	$3,272,621	$219,421,881	$—	$222,694,502
Virginia Fund
Financial Instruments
Municipal Bonds	$—	$333,682,810	$—	$333,682,810
U.S. Corporate Bonds	—	336,277	—	336,277
Investment Companies	6,659,052	—	—	6,659,052
Total	$6,659,052	$334,019,087	$—	$340,678,139
West Virginia Fund
Financial Instruments
Municipal Bonds	$—	$88,821,642	$—	$88,821,642
U.S. Corporate Bonds	—	112,092	—	112,092
Investment Companies	1,300,197	—	—	1,300,197
Total	$1,300,197	$88,933,734	$—	$90,233,931
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — Certain funds invest in municipal inverse floating rate securities in the form of self-deposited secondary market inverse floaters which have variable rates of interest that typically move in the opposite direction of short-term rates. A self-deposited secondary market inverse floating rate security is created when a fund transfers a municipal bond from its portfolio to a special purpose trust (“the trust”) and causes the trust to issue (a) inverse floaters to be held by the fund and (b) floating rate certificates to be held by third parties. The floating rate certificates usually pay tax-exempt interest at short-term rates that reset daily or weekly and the holders of those certificates typically have the option to tender at par plus accrued interest. Self-deposited secondary market inverse floaters are accounted for as secured borrowings, with the municipal bonds transferred to the trust being reflected as fund investments and the amounts owed to floating rate certificate holders being reflected as fund liabilities in the Statements of Assets and Liabilities as “Payable to the holders of the floating rate certificates”. The carrying value of that liability as reported in each fund’s Statement of Assets and Liabilities approximates its fair value which would be considered level 2 under the fair value hierarchy. At March 31, 2025, each fund’s payable to the holders of the floating rate certificates and the related weighted average interest rate on the settled floating rate certificates issued by the trust were as follows:
	South Carolina Fund	Virginia Fund
Payable to the holders of the floating rate certificates	$1,000,006	$1,845,000
Weighted average interest rate on floating rate certificates issued by the trust	3.80%	2.90%
For the year ended March 31, 2025, the average payable to the holders of the settled floating rate certificates, the weighted average interest rates related to this payable, and the associated interest expense and fees (recorded as incurred), were as follows:
	South Carolina Fund	Virginia Fund
Average payable to the holders of the settled floating rate certificates	$227,399	$1,051,711
Weighted average interest rates on this payable	2.52%	2.87%
“Interest expense and fees” in the Statements of Operations	$5,255	$39,560

Notes to Financial Statements  - continued
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Each fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statements of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — Each fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2025, is shown as a reduction of total expenses in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, and treating a portion of the proceeds from redemptions as a distribution for tax purposes, as applicable to each fund.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 3/31/25	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$73,936	$26,856	$192,681	$116,515	$148,851	$160,657	$37,195
Tax-exempt income	2,169,184	6,146,072	14,215,249	5,306,440	6,900,371	10,925,918	2,869,556
Total distributions	$2,243,120	$6,172,928	$14,407,930	$5,422,955	$7,049,222	$11,086,575	$2,906,751
Year ended 3/31/24	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$3,315	$146,186	$81,957	$55,101	$13,778	$—	$15,920
Tax-exempt income	2,319,610	6,227,609	13,540,832	5,241,044	6,259,508	10,727,525	2,903,390
Total distributions	$2,322,925	$6,373,795	$13,622,789	$5,296,145	$6,273,286	$10,727,525	$2,919,310
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 3/31/25	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$71,893,098	$185,627,809	$455,402,945	$171,341,374
Gross appreciation	585,350	2,005,382	3,247,716	1,113,340
Gross depreciation	(3,594,424)	(8,257,464)	(17,939,818)	(7,507,415)
Net unrealized appreciation (depreciation)	$(3,009,074)	$(6,252,082)	$(14,692,102)	$(6,394,075)
Undistributed ordinary income	62,392	155,854	244,211	35,914
Undistributed tax-exempt income	320,765	833,893	1,448,878	702,380
Capital loss carryforwards	(6,254,890)	(14,899,948)	(31,887,697)	(8,583,452)
Other temporary differences	(202,190)	(543,366)	(1,258,006)	(477,512)
Total distributable earnings (loss)	$(9,082,997)	$(20,705,649)	$(46,144,716)	$(14,716,745)
As of 3/31/25	South Carolina Fund	Virginia Fund	West Virginia Fund
Cost of investments	$228,680,181	$352,945,659	$94,446,980
Gross appreciation	1,567,519	2,526,876	531,306
Gross depreciation	(8,553,204)	(16,639,396)	(4,744,355)
Net unrealized appreciation (depreciation)	$(6,985,685)	$(14,112,520)	$(4,213,049)
Undistributed ordinary income	40,683	212,257	90,343
Undistributed tax-exempt income	1,002,473	1,057,922	373,518
Capital loss carryforwards	(20,798,723)	(23,240,961)	(6,940,457)
Other temporary differences	(630,127)	(959,142)	(246,617)
Total distributable earnings (loss)	$(27,371,379)	$(37,042,444)	$(10,936,262)
As of March 31, 2025, each fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Short-Term	$(1,657,479)	$(6,041,564)	$(11,756,934)	$(3,528,295)	$(4,690,813)	$(5,880,008)	$(2,100,097)
Long-Term	(4,597,411)	(8,858,384)	(20,130,763)	(5,055,157)	(16,107,910)	(17,360,953)	(4,840,360)
Total	$(6,254,890)	$(14,899,948)	$(31,887,697)	$(8,583,452)	$(20,798,723)	$(23,240,961)	$(6,940,457)
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

Notes to Financial Statements  - continued
differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24
Class A	$1,911,142	$2,018,265	$4,342,395	$4,265,448	$8,997,625	$8,897,750	$3,579,181	$3,565,135
Class B	1,237	1,143	7,729	12,891	2,305	3,348	5,664	8,606
Class C	—	—	111,150	152,474	347,823	416,720	—	—
Class I	230,841	211,776	1,458,713	1,361,871	3,693,516	3,203,064	1,110,415	1,021,816
Class R6	99,900	91,741	252,941	581,111	1,366,661	1,101,907	727,695	700,588
Total	$2,243,120	$2,322,925	$6,172,928	$6,373,795	$14,407,930	$13,622,789	$5,422,955	$5,296,145
	South Carolina Fund		Virginia Fund		West Virginia Fund
	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24	Year Ended 3/31/25	Year Ended 3/31/24
Class A	$4,606,945	$4,334,557	$6,666,260	$6,898,883	$2,065,322	$2,201,974
Class B	1,143	1,747	3,862	4,836	840	1,090
Class C	—	—	112,498	157,399	—	—
Class I	1,796,505	1,416,393	3,401,948	2,932,424	695,605	596,893
Class R6	644,629	520,589	902,007	733,983	144,984	119,353
Total	$7,049,222	$6,273,286	$11,086,575	$10,727,525	$2,906,751	$2,919,310
(3)  Transactions with Affiliates
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the funds' Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:
Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
$9,858	$23,849	$60,805	$21,979	$29,456	$47,419	$12,609
The management fee incurred for the year ended March 31, 2025 was equivalent to an annual effective rate of 0.44% of each fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:
	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Class A	0.83%	0.84%	0.69%	0.84%	0.81%	0.87%
Class B	1.58%	1.59%	1.44%	1.59%	1.56%	1.62%
Class C	1.58%	1.59%	N/A	N/A	1.56%	N/A
Class I	0.58%	0.59%	0.59%	0.59%	0.56%	0.62%
Class R6	0.53%	0.52%	0.52%	0.53%	0.49%	0.55%

Notes to Financial Statements  - continued
These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2025. For the year ended March 31, 2025, these reductions amounted to the following and are included in the reduction of total expenses in the Statements of Operations.
New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
$199,879	$48,290	$160,203	$103,243	$212,056	$130,029
Effective August 1, 2024, the investment adviser has agreed in writing to pay a portion of the Mississippi Fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of this fund’s average daily net assets:
Mississippi Fund
Class A	0.76%
Class B	1.41%
Class I	0.66%
Class R6	0.60%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the period from August 1, 2024 through March 31, 2025, this reduction amounted to $77,719 for the Mississippi Fund, which is included in the reduction of total expenses in the Statements of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2025, as its portion of the initial sales charge on sales of Class A shares of each fund:
Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
$720	$4,069	$10,611	$5,573	$6,076	$3,989	$1,960
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$157,329
New York Fund	—	0.25%	0.25%	0.25%	316,659
North Carolina Fund	—	0.25%	0.25%	0.25%	721,436
Pennsylvania Fund	—	0.25%	0.25%	0.10%	273,313
South Carolina Fund	—	0.25%	0.25%	0.25%	368,318
Virginia Fund	—	0.25%	0.25%	0.25%	545,970
West Virginia Fund	—	0.25%	0.25%	0.25%	170,774

Notes to Financial Statements  - continued
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.75%	$519
New York Fund	0.75%	0.25%	1.00%	1.00%	2,896
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	977
Pennsylvania Fund	0.75%	0.25%	1.00%	0.85%	2,246
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	480
Virginia Fund	0.75%	0.25%	1.00%	1.00%	1,691
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	369
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$41,564
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	147,219
Virginia Fund	0.75%	0.25%	1.00%	1.00%	49,016
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$157,848	$361,119	$869,632	$275,559	$368,798	$596,677	$171,143
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2025 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2025, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Class A	$25	$—	$82	$11	$—	$47	$—
Mississippi Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10% and 0.00%, respectively. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, these reductions amounted to $94,398 and $130 for Class A and Class B shares, respectively, and are included in the reduction of total expenses in the Statements of Operations.
Pennsylvania Fund: MFD has agreed in writing to reduce the Class A and Class B service fee rates to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, these reductions amounted to $163,989 and $337 for Class A and Class B shares, respectively, and are included in the reduction of total expenses in the Statements of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2025, were as follows:
CDSC Imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Class A	$30,613	$2,455	$10,601	$296	$9,021	$6,444	$93
Class B	—	274	76	—	—	69	47
Class C	N/A	218	75	N/A	N/A	123	N/A

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2025, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Expenses paid	$1,994	$15,865	$13,920	$16,374	$6,203	$13,057	$3,566
Annual percentage of average daily net assets	0.0027%	0.0089%	0.0031%	0.0100%	0.0028%	0.0037%	0.0038%
MFSC also receives reimbursement from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:
Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
$46,244	$142,723	$314,493	$102,902	$138,730	$267,813	$66,377
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended March 31, 2025 was equivalent to the following annual effective rates of each fund's average daily net assets:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0283%	0.0200%	0.0164%	0.0205%	0.0188%	0.0170%	0.0252%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The funds do not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
MFS purchased or redeemed fund shares on the dates indicated:
Fund	Date	Transaction	Class	Shares	Amount
Mississippi Fund	4/21/2023	Purchase	Class B	5,631	$50,000
Mississippi Fund	8/19/2024	Redemption	Class I	3	25
New York Fund	8/19/2024	Redemption	Class I	2	21
North Carolina Fund	8/19/2024	Redemption	Class I	3	27
Pennsylvania Fund	8/19/2024	Redemption	Class I	2	22
South Carolina Fund	6/23/2023	Redemption	Class R6	5,978	53,562
South Carolina Fund	6/03/2024	Purchase	Class B	2,285	25,000
South Carolina Fund	8/19/2024	Redemption	Class I	2	19
Virginia Fund	8/19/2024	Redemption	Class I	2	22
Virginia Fund	2/25/2025	Purchase	Class B	4,356	45,000
West Virginia Fund	6/23/2023	Purchase	Class B	1,095	11,094
West Virginia Fund	8/19/2024	Redemption	Class I	3	28
West Virginia Fund	3/24/2025	Purchase	Class B	3,976	40,000
At March 31, 2025, MFS held 100% of the outstanding shares of Class B of the Mississippi Fund and West Virginia Fund.
At March 31, 2025, MFS held approximately 54% and 90% of the outstanding shares of Class B of the South Carolina Fund and Virginia Fund, respectively.

Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended March 31, 2025, purchases and sales of investments, other than short-term obligations, were as follows:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Purchases	$11,639,877	$29,593,469	$88,656,016	$33,906,721	$54,604,393	$47,729,283	$10,820,233
Sales	$21,008,583	$20,113,554	$89,405,470	$30,658,876	$40,231,017	$61,142,706	$11,690,686
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Mississippi Fund				New York Fund
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	329,399	$ 2,936,235	701,221	$ 6,089,542	2,042,380	$ 20,683,718	1,578,783	$ 15,590,039
Class B	—	—	5,631	50,000	—	—	—	—
Class C	—	—	—	—	64,124	653,330	50,876	499,628
Class I	251,107	2,219,326	68,263	592,418	2,030,183	18,199,516	1,493,506	12,643,757
Class R6	143,239	1,274,234	99,990	880,858	314,269	2,824,387	373,402	3,233,811
	723,745	$6,429,795	875,105	$7,612,818	4,450,956	$42,360,951	3,496,567	$31,967,235
Shares issued to shareholders in reinvestment of distributions
Class A	206,581	$ 1,833,119	222,132	$ 1,940,898	372,220	$ 3,771,785	371,821	$ 3,665,903
Class B	139	1,237	123	1,070	734	7,409	1,269	12,468
Class C	—	—	—	—	10,638	107,654	14,645	143,995
Class I	22,537	199,788	21,127	184,314	136,870	1,226,339	124,635	1,086,805
Class R6	11,262	99,805	10,520	91,741	28,157	252,620	53,093	466,023
	240,519	$2,133,949	253,902	$2,218,023	548,619	$5,365,807	565,463	$5,375,194
Shares reacquired
Class A	(1,563,059)	$ (13,838,670)	(1,305,377)	$ (11,424,452)	(2,052,427)	$(20,841,079)	(2,345,208)	$ (23,051,187)
Class B	(365)	(3,209)	(527)	(4,551)	(23,346)	(236,480)	(9,428)	(91,215)
Class C	—	—	—	—	(178,870)	(1,811,965)	(256,407)	(2,514,477)
Class I	(296,792)	(2,638,162)	(198,110)	(1,716,399)	(1,356,982)	(12,145,754)	(1,504,904)	(12,987,233)
Class R6	(160,173)	(1,420,742)	(90,961)	(788,032)	(212,188)	(1,902,818)	(5,162,784)	(45,712,572)
	(2,020,389)	$(17,900,783)	(1,594,975)	$(13,933,434)	(3,823,813)	$(36,938,096)	(9,278,731)	$(84,356,684)
Net change
Class A	(1,027,079)	$ (9,069,316)	(382,024)	$ (3,394,012)	362,173	$ 3,614,424	(394,604)	$ (3,795,245)
Class B	(226)	(1,972)	5,227	46,519	(22,612)	(229,071)	(8,159)	(78,747)
Class C	—	—	—	—	(104,108)	(1,050,981)	(190,886)	(1,870,854)
Class I	(23,148)	(219,048)	(108,720)	(939,667)	810,071	7,280,101	113,237	743,329
Class R6	(5,672)	(46,703)	19,549	184,567	130,238	1,174,189	(4,736,289)	(42,012,738)
	(1,056,125)	$(9,337,039)	(465,968)	$(4,102,593)	1,175,762	$10,788,662	(5,216,701)	$(47,014,255)

Notes to Financial Statements  - continued
	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	4,903,807	$ 53,329,571	7,625,359	$ 79,572,080	1,425,703	$ 13,717,733	1,301,590	$ 12,268,242
Class B	—	—	—	—	—	—	20	186
Class C	102,668	1,113,487	95,501	1,026,076	—	—	—	—
Class I	3,812,694	34,522,260	3,972,285	35,414,152	1,180,870	10,766,035	1,064,815	9,522,897
Class R6	1,677,390	15,196,265	1,694,910	15,085,698	669,698	6,105,755	532,902	4,775,088
	10,496,559	$104,161,583	13,388,055	$131,098,006	3,276,271	$30,589,523	2,899,327	$26,566,413
Shares issued to shareholders in reinvestment of distributions
Class A	797,592	$ 8,649,682	800,883	$ 8,514,878	363,071	$ 3,470,499	365,352	$ 3,422,416
Class B	210	2,272	315	3,348	588	5,631	915	8,583
Class C	31,657	343,055	38,547	409,335	—	—	—	—
Class I	378,526	3,421,800	329,485	2,920,204	114,365	1,041,944	108,867	971,792
Class R6	142,725	1,290,181	120,271	1,066,162	41,078	374,297	37,806	337,438
	1,350,710	$13,706,990	1,289,501	$12,913,927	519,102	$4,892,371	512,940	$4,740,229
Shares reacquired
Class A	(6,421,859)	$ (69,582,533)	(9,076,309)	$ (94,884,945)	(1,876,388)	$(17,965,964)	(1,918,881)	$ (17,925,431)
Class B	(5,636)	(61,457)	(2,656)	(27,565)	(13,176)	(126,886)	(13,978)	(132,943)
Class C	(454,154)	(4,925,312)	(602,863)	(6,373,427)	—	—	—	—
Class I	(3,254,262)	(29,402,568)	(3,702,974)	(32,585,411)	(776,100)	(7,087,582)	(1,224,042)	(10,916,620)
Class R6	(1,027,348)	(9,288,297)	(1,228,830)	(10,813,899)	(567,210)	(5,169,959)	(610,541)	(5,449,291)
	(11,163,259)	$(113,260,167)	(14,613,632)	$(144,685,247)	(3,232,874)	$(30,350,391)	(3,767,442)	$(34,424,285)
Net change
Class A	(720,460)	$ (7,603,280)	(650,067)	$ (6,797,987)	(87,614)	$ (777,732)	(251,939)	$ (2,234,773)
Class B	(5,426)	(59,185)	(2,341)	(24,217)	(12,588)	(121,255)	(13,043)	(124,174)
Class C	(319,829)	(3,468,770)	(468,815)	(4,938,016)	—	—	—	—
Class I	936,958	8,541,492	598,796	5,748,945	519,135	4,720,397	(50,360)	(421,931)
Class R6	792,767	7,198,149	586,351	5,337,961	143,566	1,310,093	(39,833)	(336,765)
	684,010	$4,608,406	63,924	$(673,314)	562,499	$5,131,503	(355,175)	$(3,117,643)
	South Carolina Fund				Virginia Fund
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,678,946	$ 29,820,611	1,461,432	$ 16,072,633	2,443,845	$ 25,203,723	6,102,288	$ 59,817,357
Class B	2,285	25,005	—	—	4,357	45,000	—	—
Class C	—	—	—	—	37,770	388,489	54,441	545,987
Class I	2,102,902	18,935,174	1,659,326	14,674,189	2,913,371	26,086,284	5,273,432	45,380,963
Class R6	968,824	8,732,513	846,387	7,513,670	1,117,567	10,013,295	1,357,429	11,978,952
	5,752,957	$57,513,303	3,967,145	$38,260,492	6,516,910	$61,736,791	12,787,590	$117,723,259
Shares issued to shareholders in reinvestment of distributions
Class A	398,406	$ 4,428,939	387,190	$ 4,220,729	600,058	$ 6,174,669	630,640	$ 6,371,793
Class B	103	1,143	161	1,747	370	3,810	479	4,836
Class C	—	—	—	—	9,659	99,372	13,810	139,469
Class I	187,574	1,690,420	148,134	1,308,496	361,474	3,233,158	310,389	2,728,219
Class R6	71,466	643,818	58,859	519,813	100,576	900,131	83,225	731,531
	657,549	$6,764,320	594,344	$6,050,785	1,072,137	$10,411,140	1,038,543	$9,975,848

Notes to Financial Statements  - continued
	South Carolina Fund − continued				Virginia Fund − continued
	Year ended 3/31/25		Year ended 3/31/24		Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,057,287)	$(34,017,654)	(2,311,235)	$ (25,176,298)	(4,203,438)	$(43,336,774)	(8,775,572)	$ (86,693,857)
Class B	(2,370)	(26,191)	(8,254)	(90,985)	(20,408)	(209,015)	(2,985)	(30,398)
Class C	—	—	—	—	(290,276)	(2,988,965)	(339,408)	(3,413,841)
Class I	(1,462,224)	(13,151,096)	(1,590,664)	(13,998,346)	(2,769,969)	(24,733,902)	(3,889,109)	(33,637,138)
Class R6	(608,065)	(5,457,988)	(575,680)	(5,058,610)	(683,347)	(6,120,586)	(916,854)	(8,019,118)
	(5,129,946)	$(52,652,929)	(4,485,833)	$(44,324,239)	(7,967,438)	$(77,389,242)	(13,923,928)	$(131,794,352)
Net change
Class A	20,065	$ 231,896	(462,613)	$ (4,882,936)	(1,159,535)	$(11,958,382)	(2,042,644)	$ (20,504,707)
Class B	18	(43)	(8,093)	(89,238)	(15,681)	(160,205)	(2,506)	(25,562)
Class C	—	—	—	—	(242,847)	(2,501,104)	(271,157)	(2,728,385)
Class I	828,252	7,474,498	216,796	1,984,339	504,876	4,585,540	1,694,712	14,472,044
Class R6	432,225	3,918,343	329,566	2,974,873	534,796	4,792,840	523,800	4,691,365
	1,280,560	$11,624,694	75,656	$(12,962)	(378,391)	$(5,241,311)	(97,795)	$(4,095,245)
	West Virginia Fund
	Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount
Shares sold
Class A	810,127	$ 8,225,301	697,408	$ 7,020,407
Class B	3,976	40,000	1,095	11,095
Class I	285,037	2,548,611	986,483	8,381,552
Class R6	142,590	1,275,710	131,281	1,159,539
	1,241,730	$12,089,622	1,816,267	$16,572,593
Shares issued to shareholders in reinvestment of distributions
Class A	198,435	$ 2,014,583	214,447	$ 2,140,533
Class B	79	802	110	1,090
Class I	68,032	608,017	59,181	520,759
Class R6	16,226	144,984	13,583	119,350
	282,772	$2,768,386	287,321	$2,781,732
Shares reacquired
Class A	(1,341,594)	$(13,657,186)	(1,985,395)	$ (19,610,803)
Class B	(2,793)	(28,290)	(2,215)	(20,730)
Class I	(288,619)	(2,581,292)	(513,011)	(4,491,566)
Class R6	(61,569)	(552,919)	(64,259)	(560,558)
	(1,694,575)	$(16,819,687)	(2,564,880)	$(24,683,657)
Net change
Class A	(333,032)	$ (3,417,302)	(1,073,540)	$ (10,449,863)
Class B	1,262	12,512	(1,010)	(8,545)
Class I	64,450	575,336	532,653	4,410,745
Class R6	97,247	867,775	80,605	718,331
	(170,073)	$(1,961,679)	(461,292)	$(5,329,332)
Effective June 1, 2019, purchases of each fund’s Class B shares were closed to new and existing investors subject to certain exceptions.

Notes to Financial Statements  - continued
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by each fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2025, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations, with the exception of the South Carolina Fund and the Virginia Fund, whose commitment fee and interest expense are included in “Interest expense and fees” in the Statements of Operations:
	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$411	$961	$2,419	$876	$1,113	$1,905	$513
Interest Expense	—	—	—	—	—	—	—
(7)  Investments in Affiliated Issuers
An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2025, are as follows:
	Affiliated Issuer - MFS Institutional Money Market Portfolio
	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Mississippi Fund	$589,587	$19,820,606	$19,372,237	$403	$(109)	$1,038,250
New York Fund	1,290,035	45,942,899	43,246,995	(262)	(133)	3,985,544
North Carolina Fund	3,111,246	116,286,703	111,081,049	630	(348)	8,317,182
Pennsylvania Fund	1,147,173	47,435,824	43,880,619	(158)	(211)	4,702,009
South Carolina Fund	2,190,396	65,124,207	64,040,793	(863)	(326)	3,272,621
Virginia Fund	1,322,025	75,313,372	69,974,922	(1,129)	(294)	6,659,052
West Virginia Fund	734,986	20,771,206	20,206,409	556	(142)	1,300,197
	Dividend Income	Capital Gain Distributions
Mississippi Fund	$48,053	$—
New York Fund	203,589	—
North Carolina Fund	309,082	—
Pennsylvania Fund	121,953	—
South Carolina Fund	199,909	—
Virginia Fund	221,271	—
West Virginia Fund	93,856	—

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the “Funds”), including the portfolios of investments, as of March 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.

Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Municipal Series Trust, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	7,322,751,994.782	223,053,780.642
John A. Caroselli	7,340,207,039.898	205,598,735.525
Maureen R. Goldfarb	7,329,851,138.879	215,954,636.544
Peter D. Jones	7,345,692,839.864	200,112,935.559
John P. Kavanaugh	7,338,325,176.508	207,480,598.915
James W. Kilman, Jr.	7,350,237,992.129	195,567,783.294
Clarence Otis, Jr.	7,338,070,797.806	207,734,977.617
Michael W. Roberge	7,356,927,883.850	188,877,891.573
Maryanne L. Roepke	7,349,743,356.808	196,062,418.615
Paula E. Smith	7,361,671,826.891	184,133,948.532
Laurie J. Thomsen	7,349,711,675.157	196,094,100.266
Darrell A. Williams	7,354,174,152.909	191,631,622.514

Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
Exempt Interest Dividends
Mississippi Fund	96.70%
New York Fund	99.56%
North Carolina Fund	98.66%
Pennsylvania Fund	97.85%
South Carolina Fund	97.89%
Virginia Fund	98.55%
West Virginia Fund	98.72%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. See the Statements of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.

MFS Municipal Intermediate Fund
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Municipal Intermediate Fund
Portfolio of Investments − 3/31/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 97.2%
Alabama – 3.7%
Alabama Housing Finance Authority, Multi-Family Housing Rev. (Maryvale Place Project), “F”, 4%, 10/01/2025 (Put Date 4/01/2025)	$355,000	$ 355,000
Black Belt Energy Gas District, AL, Gas Project Rev., “A”, 4%, 6/01/2051 (Put Date 12/01/2031)	185,000	185,086
Black Belt Energy Gas District, AL, Gas Project Rev., “C”, 5.5%, 10/01/2054 (Put Date 6/01/2032)	250,000	268,685
Black Belt Energy Gas District, AL, Gas Project Rev., “C”, 5%, 5/01/2055 (Put Date 7/01/2031)	365,000	385,500
Black Belt Energy Gas District, AL, Gas Project Rev., “F”, 5.5%, 11/01/2053 (Put Date 12/01/2028)	345,000	362,499
Black Belt Energy Gas District, AL, Gas Supply Rev., “D-1”, 4%, 7/01/2052 (Put Date 6/01/2027)	315,000	317,528
Energy Southeast, AL, Cooperative District Energy Supply Rev., “B-1”, 5.75%, 4/01/2054 (Put Date 11/01/2031)	345,000	379,164
Jacksonville, AL, Public Educational Building Authority Rev. (Jacksonville State University Foundation), “A”, BAM, 5%, 8/01/2037	1,275,000	1,375,783
Jefferson County, AL, Sewer Rev. Warrants, 5%, 10/01/2038	750,000	800,380
Mobile, AL, Infirmary Health System Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 4%, 2/01/2037	1,110,000	1,062,713
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 2), “A”, 4%, 12/01/2051 (Put Date 12/01/2031)	750,000	743,418
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 3), “A-1”, 5.5%, 1/01/2053 (Put Date 12/01/2029)	215,000	228,178
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	1,000,000	1,052,415
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	515,000	531,463
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “C”, 5%, 11/01/2055 (Put Date 11/01/2032)	480,000	510,305
Southeast Alabama Gas Supply District Refunding Rev. (Project No. 2), “B”, 5%, 6/01/2049 (Put Date 5/01/2032)	500,000	523,906
		$9,082,023
Alaska – 0.1%
Alaska Housing Finance Corp., General Mortgage Rev. II, “C”, 5.75%, 12/01/2052	$325,000	$ 344,095
Arizona – 2.8%
Arizona Industrial Development Authority, Education Rev. (Academies of Math & Science Projects), 4.5%, 7/01/2033	$515,000	$ 512,497
Arizona Industrial Development Authority, Education Rev. (Benjamin Franklin Charter School Projects), “A”, 4.43%, 7/01/2033	500,000	495,187
Arizona Industrial Development Authority, Multi-Family (Hacienda Del Rio Project), FNMA, 4.5%, 6/01/2041	802,730	791,673
Arizona Industrial Development Authority, Multi-Family Housing Rev. (Unity at West Glendale Project), 5%, 3/01/2045 (Put Date 9/01/2026)	67,000	68,315
Chandler, AZ, Industrial Development Authority Rev. (Intel Corp. Project), 5%, 9/01/2052 (Put Date 9/01/2027)	1,255,000	1,285,493
Coconino County, AZ, Pollution Control Refunding Rev. (Nevada Power Co. Projects), “A”, 4.125%, 9/01/2032 (Put Date 3/31/2026)	155,000	155,082
Maricopa County, AZ, Pollution Control Corp. Rev. (Public Service Co. of New Mexico Palo Verde Project), “B”, 0.875%, 6/01/2043 (Put Date 10/01/2026)	15,000	14,319
Phoenix, AZ, Industrial Development Authority, Single Family Mortgage Rev., “A”, GNMA, 6.5%, 3/01/2055	285,000	316,158
Phoenix, AZ, Industrial Development Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), VRDN, 3.7%, 12/01/2035 (Put Date 5/01/2025)	1,600,000	1,599,790
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC - Arizona State University Project), “A”, 5%, 7/01/2026	200,000	203,117
Pima County, AZ, Industrial Development Authority, Senior Living Rev. (La Posada at Pusch Ridge Project), “B3”, 5.125%, 11/15/2029 (n)	245,000	245,346
Pima County, AZ, Industrial Development Authority, Single Family Mortgage Rev., “B”, GNMA, 6.5%, 1/01/2055	340,000	375,884
Sierra Vista, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 5.25%, 6/15/2038	500,000	510,171
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village of Tempe Project), “A”, 4%, 12/01/2026	245,000	244,946
		$6,817,978
Arkansas – 0.1%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$135,000	$ 133,301
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4%, 7/01/2027	125,000	124,230
		$257,531
MIUFS-ANN
1

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
California – 4.8%
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5.25%, 1/01/2054 (Put Date 10/01/2031)	$770,000	$ 804,599
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “C”, 5%, 8/01/2055 (Put Date 10/01/2032)	285,000	300,756
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “F”, 5.5%, 10/01/2054 (Put Date 11/01/2030)	395,000	425,410
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “H”, 5%, 1/01/2056 (Put Date 8/01/2033)	1,675,000	1,816,698
California Municipal Finance Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 3.875%, 3/01/2054 (Put Date 3/01/2034)	655,000	645,637
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 3.75%, 10/01/2045 (Put Date 6/02/2025)	100,000	99,978
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 4.125%, 10/01/2041 (Put Date 10/01/2025)	50,000	50,038
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 4.1%, 12/01/2044 (Put Date 12/01/2025)	200,000	199,946
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), “A”, 5%, 8/01/2032 (n)	500,000	512,513
California School Finance Authority, Charter School Rev. (Partnerships to Uplift Communities Project), 5%, 8/01/2033	620,000	643,708
California Statewide Communities Development Authority Rev, “C-2”, 4.375%, 9/02/2040	900,000	879,192
California Statewide Communities Development Authority Rev. (Adventist Health System West), “A”, 4.125%, 3/01/2034	90,000	88,861
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 5%, 10/01/2027	90,000	90,593
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	715,000	715,428
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	130,000	130,035
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments Phase IV-A CHF Irvine LLC), 5%, 5/15/2030	80,000	82,548
Central Valley, CA, Energy Authority, Commodity Supply Rev., 5%, 12/01/2055 (Put Date 8/01/2035)	470,000	508,640
Los Angeles County, CA, Development Authority, Multi-Family Housing Mortgage Rev. (2111 Firestone), “E”, 5%, 7/01/2043 (Put Date 7/01/2026)	221,000	224,881
Los Angeles, CA, Harbor Department Refunding Rev., “A-2”, AGM, 5%, 8/01/2036	780,000	843,663
Los Angeles, CA, Housing Authority, Multi-Family Housing Rev. (M-TEBS) + (Homekey Portfolio), “B”, 3.75%, 4/01/2034	56,737	55,767
Los Angeles, CA, Housing Authority, Multi-Family Housing Rev. (M-TEBS) + (Homekey Portfolio), “C”, 3.75%, 4/01/2034	141,842	139,418
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2029	90,000	94,955
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2030	240,000	255,399
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2039	1,000,000	1,050,045
San Francisco, CA, City & County Airports Commission, International Airport Rev., “C”, 5.5%, 5/01/2037	750,000	827,551
Southern California Public Power Authority, Clean Energy Project Rev., “A”, 5%, 4/01/2055 (Put Date 9/01/2030)	190,000	199,382
		$11,685,641
Colorado – 1.6%
Adams County, CO, Bromley Park Metropolian District No. 3 General Obligation, AGM, 5%, 12/01/2039	$905,000	$ 961,692
Colorado Health Facilities Authority Rev. (Christian Living Neighborhoods), 4%, 1/01/2026	125,000	124,780
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A”, 5.25%, 11/01/2037	1,000,000	1,081,473
Colorado Health Facilities Authority Rev. (Covenant Living Communities & Services), “A”, 5%, 12/01/2035 (w)	975,000	1,058,898
Douglas County, CO, Mirabelle Metropolitan District No. 2, “A”, AGM, 5%, 12/01/2040	720,000	758,355
		$3,985,198
Connecticut – 1.9%
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 4%, 7/01/2030	$1,000,000	$ 972,951
Connecticut Higher Education Supplemental Loan Authority Rev. (CHESLA Loan Program), “B”, 5%, 11/15/2031	1,530,000	1,597,277
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “E-1”, GNMA, 5.5%, 11/15/2052	535,000	561,868
Great Pond, CT, Improvement District Special Obligation Rev. (Great Pond Phase II Project), 5%, 10/01/2035 (n)	890,000	905,866
Stamford, CT, Housing Authority Rev. (Mozaic Concierge Living Project), “D”, 4.25%, 10/01/2030 (w)	470,000	470,795
		$4,508,757
2

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Delaware – 0.7%
Delaware Housing Authority, Multi-Family Rev. (Luther Towers Apartments), 4.65%, 1/01/2041	$740,000	$ 742,054
Delaware Housing Authority, Senior Single Family Rev., “A”, GNMA, 5.75%, 1/01/2055	980,000	1,054,849
		$1,796,903
District of Columbia – 1.5%
District of Columbia Rev. (Rocketship DC Obligated Group), “A”, 5%, 6/01/2034 (n)	$250,000	$ 254,534
District of Columbia Rev. (Rocketship DC Obligated Group), “A”, 5%, 6/01/2049 (n)	250,000	233,957
District of Columbia, Housing Finance Agency (Belmont Crossing Phase II), 5%, 3/01/2029 (Put Date 2/01/2028)	110,000	115,200
District of Columbia, Housing Finance Agency, Multi-Family Development Program, “A-2”, 4.1%, 9/01/2046 (Put Date 9/01/2030)	1,250,000	1,273,030
District of Columbia, Housing Finance Agency, Multi-Family Housing Mortgage Rev. (Edmonson), 5%, 12/01/2028 (Put Date 12/01/2027)	327,000	341,796
District of Columbia, Housing Finance Agency, Multi-Family Housing Rev. (2911 Rhode Island Avenue Apartments Project), “A”, FHA, 5%, 3/01/2028	1,250,000	1,307,483
District of Columbia, Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	100,000	95,453
		$3,621,453
Florida – 5.3%
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2028 (n)	$500,000	$ 491,278
Florida Development Finance Corp., Solid Waste Disposal Rev. (GFL Solid Waste Southeast LLC Project), “A”, 4.375%, 10/01/2054 (Put Date 10/01/2031)	520,000	520,302
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038 (n)	500,000	454,847
Florida Housing Finance Corp., Multi-Family Mortgage Rev. (Hampton Point Apartments), “E”, 5%, 5/01/2026 (Put Date 5/01/2025)	400,000	400,554
Florida Housing Finance Corp., Multi-Family Mortgage Rev. (Northside Transit Village III), “B”, GNMA, 5%, 2/01/2027 (Put Date 2/01/2026)	450,000	456,499
Jacksonville, FL, Housing Authority, General Rev. (Westwood Apartments), 5%, 2/01/2034	1,380,000	1,458,754
Lee County, FL, Airport Rev., 5.25%, 10/01/2043	365,000	383,864
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group), “B-1”, 4.75%, 11/15/2029	30,000	30,036
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group), “B-2”, 4.375%, 11/15/2029	25,000	25,032
Miami-Dade County, FL, Housing Finance Authority, Multi-Family Rev. (Quail Roost Transit Village I), 5%, 9/01/2026 (Put Date 9/01/2025)	500,000	503,471
Miami-Dade County, FL, Seaport Refunding Rev., “A”, 5%, 10/01/2036	1,000,000	1,037,300
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Obligated Group Project), “A”, 4%, 8/01/2036	1,000,000	968,631
Palm Beach County, FL, Airport System Rev., “B”, 5.25%, 10/01/2042	500,000	528,325
Palm Beach County, FL, Airport System Rev., “B”, 5.25%, 10/01/2043	500,000	525,841
Palm Beach County, FL, Airport System Rev., “B”, 5.25%, 10/01/2044	500,000	523,455
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2026	300,000	299,156
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2031	750,000	732,289
Palm Beach County, FL, Health Facilities Authority, Hospital Rev. (Jupiter Medical Center Project), “A”, 5%, 11/01/2033	350,000	368,264
Pasco County, FL, Capital Improvement Cigarette Tax Allocation, “A”, AGM, 5.5%, 9/01/2038	1,000,000	1,095,550
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), 4%, 9/01/2040	100,000	91,190
Pompano Beach, FL, Rev. (John Knox Village Project), “A”, 4%, 9/01/2036	550,000	516,200
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2026	190,000	187,059
Venice, FL, Retirement Community Improvement Rev. (Village on the Isle Project), “B2”, 4.5%, 1/01/2030	130,000	129,593
Wildwood, FL, Middleton Community Development District A Special Assessment Rev., 4.2%, 5/01/2039	105,000	101,428
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 3.75%, 5/01/2029	100,000	99,572
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 4.375%, 5/01/2033	1,000,000	1,014,238
		$12,942,728
Georgia – 3.7%
Atlanta, GA, Development Authority Rev. (Westside Gulch Area Project), “A-1”, 5%, 4/01/2034 (n)	$185,000	$ 184,566
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Housing Rev. (North Block), 3.4%, 2/01/2029 (Put Date 2/01/2028)	187,000	187,653
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Mortgage (Trinity Towers), “A”, 4.85%, 9/01/2043	1,000,000	1,004,471
3

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Georgia – continued
Burke County, GA, Development Authority, Pollution Control Rev. (Georgia Power Co. Plant Vogtle Project), 3.8%, 10/01/2032 (Put Date 5/21/2026)	$250,000	$ 251,942
Decatur, GA, Housing Authority, Multi-Family Housing Rev. (Calvin Court Project), 3.6%, 8/01/2028 (Put Date 8/01/2027)	426,000	429,462
DeKalb County, GA, Development Authority Rev. (Globe Academy, Inc. Project), “A”, 5%, 6/01/2040	250,000	250,967
DeKalb County, GA, Housing Authority, Affordable Multi-Family Rev. (Park at 500 Project), 4%, 3/01/2034	840,000	822,491
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “E”, 5%, 5/01/2055 (Put Date 12/01/2032)	500,000	528,811
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “A”, 5%, 6/01/2053 (Put Date 6/01/2030)	1,000,000	1,044,338
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “A”, 5%, 6/01/2055 (Put Date 6/01/2032)	110,000	117,374
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “B”, 5%, 12/01/2052 (Put Date 6/01/2029)	500,000	519,324
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “C”, 5%, 9/01/2053 (Put Date 9/01/2030)	455,000	479,362
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “D”, 5%, 4/01/2054 (Put Date 4/01/2031)	865,000	916,624
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), “A”, AGM, 5%, 7/01/2037	250,000	270,379
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), “A”, AGM, 5%, 7/01/2038	250,000	269,022
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), “A”, AGM, 5%, 7/01/2039	250,000	267,840
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), “A”, AGM, 5%, 7/01/2040	500,000	533,368
Georgia Private Colleges & Universities Authority Rev. (Emory University), “B”, 4%, 9/01/2039	985,000	962,022
		$9,040,016
Guam – 0.5%
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	$30,000	$ 27,757
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	270,000	271,669
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2036	60,000	60,734
Guam Government Limited Obligation Rev., “A”, 5%, 12/01/2046	175,000	176,077
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2040	380,000	384,943
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	301,334
		$1,222,514
Hawaii – 0.3%
Hawaii Airports System Rev., “C”, 5%, 7/01/2043 (w)	$800,000	$ 824,988
Idaho – 0.9%
Idaho Health Facilities Authority Rev. (St. Lukes Health System Project), “C”, 5%, 3/01/2060 (Put Date 3/01/2035)	$480,000	$ 523,704
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2039 (n)	735,000	752,164
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (Sage International School of Middleton Project), “A”, 4%, 5/01/2031	220,000	218,451
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (Sage International School of Middleton Project), “A”, 4%, 5/01/2035	425,000	410,996
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (White Pine Charter School Project), “A”, 5.5%, 5/01/2043	350,000	362,630
		$2,267,945
Illinois – 5.5%
Bellwood, IL, Tax Increment Rev., Taxable (Workforce Housing Project), 5%, 12/01/2036	$750,000	$ 774,033
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	245,000	224,204
Chicago, IL, Board of Education, “A”, NPFG, 5.5%, 12/01/2026	50,000	50,789
Chicago, IL, Board of Education, Dedicated Capital Improvement, 6.1%, 4/01/2036	455,000	471,167
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2041	1,000,000	1,033,802
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 7%, 12/01/2044	390,000	394,872
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2030	500,000	513,249
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5.25%, 12/01/2036	500,000	515,934
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, 4%, 12/01/2041	225,000	196,186
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2038	1,000,000	1,045,831
Chicago, IL, Midway Airport Rev., “A”, BAM, 5.5%, 1/01/2040	1,000,000	1,074,935
4

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Illinois – continued
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	$170,000	$ 173,821
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “C”, 5%, 1/01/2033	400,000	424,851
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “C”, 5%, 1/01/2034	200,000	210,565
Cook County, IL, Community College District No. 508, Unlimited Tax General Obligation Refunding Dedicated Rev. (City Colleges), BAM, 5%, 12/01/2038	1,000,000	1,059,188
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2032	655,000	660,088
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 4.125%, 11/15/2037	70,000	66,789
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5.625%, 5/15/2030	855,000	882,272
Illinois Finance Authority Rev., Taxable (Christian Horizons Obligated Group), “B”, 3.25%, 5/15/2027 (a)(d)	66,697	48,689
Illinois Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 11/01/2044 (Put Date 11/03/2025)	435,000	436,213
Illinois Finance Authority, Student Housing & Academic Facility Rev. (CHF - Chicago LLC - University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	1,100,000	1,100,724
Illinois Finance Authority, Water Facilities Refunding Rev. (American Water Capital Corp. Project), 3.875%, 5/01/2040 (Put Date 9/01/2028)	250,000	246,249
Illinois Housing Development Authority, Multi-Family Housing Rev. (South Shore), GNMA, 4%, 6/01/2026 (Put Date 6/01/2025)	325,000	325,303
Rock Island County, IL, School District No. 41, General Obligation, “A”, AGM, 5%, 1/01/2043	1,000,000	1,046,678
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, “A”, AGM, 5%, 1/01/2027	30,000	30,883
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, “A”, AGM, 5%, 1/01/2037	115,000	123,032
State of Illinois, General Obligation, 5.5%, 5/01/2039	150,000	158,449
		$13,288,796
Indiana – 1.6%
Beech Grove, IN, Central Schools Building Corp., “B”, 2%, 7/15/2025	$100,000	$ 99,437
Gary/Chicago International Airport Authority, IN, Development Zone Rev., AGM, 5.25%, 2/01/2042	490,000	512,779
Indiana Finance Authority Refunding Rev., Taxable (BHI Senior Living), “B”, 2.45%, 11/15/2025	30,000	29,519
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 5%, 10/01/2026	200,000	203,147
Indiana Finance Authority, Student Housing Rev. (CHF - Tippecanoe LLC - Student Housing Project), “A”, 5%, 6/01/2038	800,000	823,352
Indiana Secondary Market for Education Loans, Inc., Student Loan Program Rev., “1A”, 5%, 6/01/2031	1,000,000	1,031,981
Indianapolis, IN, Local Public Improvement Bond Bank Rev. (Convention Center Hotel), “E”, 5.5%, 3/01/2038	500,000	531,372
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), 4.4%, 11/01/2045 (Put Date 6/10/2031)	750,000	762,602
		$3,994,189
Iowa – 0.7%
Iowa Student Loan Liquidity Corp. Rev., “B”, 5%, 12/01/2033	$1,150,000	$ 1,206,076
Iowa Student Loan Liquidity Corp. Rev., “B”, 5%, 12/01/2034	350,000	364,732
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	5,000	4,708
Iowa Student Loan Liquidity Corp. Rev., “C”, 3.5%, 12/01/2044	115,000	88,726
		$1,664,242
Kansas – 0.4%
Kansas Development Finance Authority, Multi-Family Mortgage-Backed (Sycamore Village), FNMA, 4.17%, 11/01/2041	$181,193	$ 171,392
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2025	125,000	124,940
Topeka, KS, Health Care Facilities Rev. (Brewster Place), “A”, 5.75%, 12/01/2033	700,000	711,968
		$1,008,300
Kentucky – 0.6%
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2031	$500,000	$ 515,718
Owen County, KY, Water Facilities Refunding Rev. (Kentucky-American Water Co. Project), 3.875%, 6/01/2040 (Put Date 9/01/2028)	275,000	271,749
Trimble County, KY, Environmental Facilities Rev. (Kentucky Utilities Co. Project), “A”, 4.7%, 6/01/2054 (Put Date 6/01/2027)	210,000	211,853
Trimble County, KY, Environmental Facilities Rev. (Louisville Gas & Electric Co. Project), “A”, 4.7%, 6/01/2054 (Put Date 6/01/2027)	345,000	348,043
		$1,347,363
5

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Louisiana – 0.6%
Capital Area Finance Authority, LA, Single Family Mortgage Rev., GNMA, 6.5%, 4/01/2054	$255,000	$ 283,235
Shreveport, LA, General Obligation, AGM, 5%, 3/01/2041	1,000,000	1,049,643
		$1,332,878
Maine – 0.7%
Maine Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4.625%, 12/01/2047 (Put Date 6/01/2035)	$100,000	$ 100,852
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), “A-1”, AGM, 5.25%, 12/01/2031	965,000	1,023,701
Maine Health & Higher Educational Facilities Authority Rev. (University of New England), “B”, 4%, 7/01/2037	500,000	487,264
		$1,611,817
Maryland – 0.7%
Baltimore, MD, Project Rev. (Water Projects), “A”, 4%, 7/01/2038	$450,000	$ 443,783
Maryland Department of Transportation, Special Transportation Project Rev. (Baltimore/Washington Internation Thurgood Marshall Airport), AGM, 5%, 8/01/2034	1,000,000	1,080,326
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “B”, 5%, 7/01/2045 (Put Date 7/01/2031)	235,000	255,487
		$1,779,596
Massachusetts – 1.8%
Massachusetts Development Finance Agency Rev. (Lasell University), 4%, 7/01/2026	$100,000	$ 98,810
Massachusetts Development Finance Agency Rev. (Merrimack College Student Housing Project), “A”, 4.25%, 7/01/2034	500,000	495,843
Massachusetts Development Finance Agency Rev. (Simmons University), “N”, 5.25%, 10/01/2036	500,000	501,615
Massachusetts Development Finance Agency Rev. (South Shore Hospital), “I”, 4%, 7/01/2036	90,000	84,458
Massachusetts Development Finance Agency Rev. (Williams College), “N”, 0.45%, 7/01/2041 (Put Date 7/01/2025)	45,000	44,588
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 3.625%, 7/01/2038	220,000	209,420
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 4.25%, 7/01/2044	375,000	364,097
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 5%, 7/01/2032	1,000,000	1,051,505
Massachusetts Housing Finance Agency, “D-3”, FHA, 3.35%, 6/01/2027	1,000,000	1,001,898
Massachusetts Housing Finance Agency, Single Family Housing Rev., “225”, 5.5%, 12/01/2052	450,000	475,394
		$4,327,628
Michigan – 1.8%
Michigan Finance Authority, Hospital Rev. (Bronson Healthcare Group, Inc.), “B”, 5%, 11/15/2044 (Put Date 11/16/2026)	$325,000	$ 331,778
Michigan Housing Development Authority, Multi-Family Housing Rev. (Clark Road Senior Apartments Project), 4.5%, 12/01/2042 (Put Date 4/01/2026)	515,000	521,519
Michigan Housing Development Authority, Rental Housing Rev., “A”, 0.55%, 4/01/2025	45,000	45,000
Michigan Housing Development Authority, Rental Housing Rev., “A”, 3.7%, 4/01/2030	800,000	801,546
Michigan Housing Development Authority, Single Family Mortgage Rev., “D”, 5.5%, 6/01/2053	325,000	342,109
Michigan Strategic Fund (Waste Management, Inc.), 4.125%, 8/01/2027	300,000	300,194
Michigan Strategic Fund Limited Obligation Rev. (DTE Electric Co. Exempt Facilities Project), “DT”, 3.875%, 6/01/2053 (Put Date 6/03/2030)	1,000,000	998,571
Michigan Strategic Fund Limited Obligation Rev. (I-75 Improvement Project), AGM, 4.125%, 6/30/2035	1,000,000	970,634
		$4,311,351
Minnesota – 0.4%
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 3%, 7/01/2026	$125,000	$ 122,383
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2042	1,000,000	913,495
		$1,035,878
Mississippi – 0.1%
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	$65,000	$ 66,122
Mississippi Home Corp., Single Family Mortgage Rev., “E”, GNMA, 7.5%, 6/01/2044	125,000	151,921
		$218,043
6

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Missouri – 0.5%
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 5%, 3/01/2026	$150,000	$ 151,158
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “E”, GNMA, 6.5%, 5/01/2054	300,000	333,859
Plaza at Noah's Ark Community District, MO, Tax Increment and Improvement Rev., 3%, 5/01/2026	125,000	123,540
Poplar Bluff, MO, Transportation Development District Convertible Transportation Refunding & Improvement Rev., “B”, 3.375%, 12/01/2031	85,000	80,418
St. Louis, MO, Industrial Development Authority, Tax Increment & Special District Rev. (Union Station Phase 2 Redevelopment Project), “A”, 4.875%, 6/15/2034	405,000	403,329
		$1,092,304
Montana – 0.2%
Forsyth, MT, Pollution Control Rev. (Avista Corp. Colstrip Project), “A”, 3.875%, 10/01/2032	$410,000	$ 405,263
Nebraska – 0.4%
Omaha, NE, Airport Authority, Facilities Rev., AGM, 5%, 12/15/2036	$1,000,000	$ 1,065,130
Nevada – 0.2%
Clark County, NV, Jet Aviation Fuel Tax Refunding Rev., “A”, 5%, 7/01/2026	$455,000	$ 464,411
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Company Projects), “F”, 4.125%, 3/01/2036 (Put Date 10/01/2029)	115,000	115,737
		$580,148
New Hampshire – 2.5%
National Finance Authority, NH, Lease Rent Rev. (Centurion Biosquare, Inc.), “A”, 5.88%, 12/15/2038	$915,000	$ 934,446
National Finance Authority, NH, Lease Rent Rev. (Centurion Foundation West Main Street LLC), “A”, 5%, 5/15/2034	590,000	582,297
National Finance Authority, NH, Lease Rent Rev., Taxable (Centurion Biosquare, Inc.), “B”, 9.58%, 12/15/2038	55,000	55,330
National Finance Authority, NH, Lease Rent Rev., Taxable (Centurion Foundation West Main Street, LLC), “B”, 8.33%, 5/15/2034	100,000	101,780
National Finance Authority, NH, Lease Rev. (NCCD - UNR Properties LLC - University of Nevada, Reno Project), “A”, BAM, 5.25%, 12/01/2042	1,070,000	1,136,394
National Finance Authority, NH, Multi-Family Housing Rev., 4.45%, 7/01/2044	490,000	477,891
National Finance Authority, NH, Municipal Certificates, “1-A”, 4.375%, 9/20/2036	270,276	270,056
National Finance Authority, NH, Municipal Certificates, “A-1”, 4.168%, 1/20/2041	215,000	207,848
National Finance Authority, NH, Municipal Certificates, “A-2”, 4.168%, 1/20/2041	100,000	94,113
National Finance Authority, NH, Municipal Certificates, “1-A“, 4.25%, 7/20/2041	156,443	150,835
National Finance Authority, NH, Rev., Taxable (Centurion Foundation), “C”, 11%, 12/15/2038	30,000	30,171
National Finance Authority, NH, Special Rev. (Caldwell Ranch Project, Branch & Fort Bend Counties, TX), 4.875%, 12/01/2033	100,000	98,803
National Finance Authority, NH, Special Rev. (Highland Project, Montgomery County, TX), 5.125%, 12/15/2030	156,000	153,664
New Hampshire Business Finance Authority, Water Facility Rev. (Pennichuck Water Works, Inc. Project), “A”, 5%, 4/01/2027	105,000	107,409
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth Hitchcock Obligated Group), “A”, 5%, 8/01/2038	255,000	260,510
New Hampshire Health & Education Facilities Authority, Education Loan Rev. (Granite Edvance Corp.), “B”, 5%, 11/01/2033	100,000	104,885
New Hampshire Health & Education Facilities Authority, Education Loan Rev. (Granite Edvance Corp.), “B”, 4%, 11/01/2044	160,000	142,902
New Hampshire Heath & Education Facility Authority Rev. (Riverwoods at Exeter), 5%, 10/01/2038	1,000,000	1,058,198
		$5,967,532
New Jersey – 1.3%
Camden County, NJ, Improvement Authority, Multi-Family Housing Rev. (Northgate I Apartments Project), 5%, 3/01/2027 (Put Date 3/01/2026)	$375,000	$ 380,994
New Jersey Economic Development Authority, Water Facilities Rev. (American Water Co., Inc. Project), “B”, 3.75%, 11/01/2034 (Put Date 6/01/2028)	260,000	258,968
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 5%, 12/01/2033	1,000,000	1,046,552
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	490,000	479,375
Passaic County, NJ, Improvement Authority, Charter School Rev. (Paterson Charter School for Science & Technology Inc., Project), 4.125%, 7/01/2033	600,000	593,395
7

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
New Jersey – continued
South Jersey, NJ, Transportation Authority, System Rev., “A”, BAM, 5%, 11/01/2037	$375,000	$ 400,232
		$3,159,516
New Mexico – 0.9%
Farmington, NM, Pollution Control Rev. (Public Service Company of New Mexico San Juan Project), “D”, 3.9%, 6/01/2040 (Put Date 6/01/2028)	$1,000,000	$ 1,001,488
New Mexico Finance Authority, Public Project Revolving Rev., “A-2”, 5%, 6/01/2034	600,000	611,484
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I, “E”, GNMA, 6.25%, 9/01/2053	510,000	553,238
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “D”, GNMA, 5.25%, 3/01/2053	95,000	99,561
		$2,265,771
New York – 5.0%
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), “A”, 5%, 7/01/2032	$300,000	$ 312,622
Build NYC Resource Corp. Rev. (KIPP NYC Public Schools Facilities - Canal West Project), 5%, 7/01/2036	750,000	781,884
Dutchess County, NY, Local Development Corp. Rev. (Nuvance Health), “B”, 5%, 7/01/2028	330,000	343,621
Genesse County, NY, Funding Corp. Rev. (Rochester Regional Health Project), “A”, 5%, 12/01/2027	685,000	712,329
Metropolitan Transportation Authority, NY, Transportation Refunding Rev. (Climate Bond Certified), “C-1”, 4%, 11/15/2035	500,000	496,395
Monroe County, NY, Industrial Development Agency Multi-Family Mortgage, 4.84%, 11/01/2040	643,390	655,955
New York Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development), “F-2-A”, 3.4%, 11/01/2062 (Put Date 12/22/2026)	560,000	560,048
New York Dormitory Authority Rev. (New School), “B”, 5%, 7/01/2042	500,000	518,473
New York Dormitory Authority Rev. (Peca University), “A”, 5.25%, 5/01/2040	375,000	405,217
New York Dormitory Authority Rev. (White Plains Hospital Obligated Group), AGM, 5.25%, 10/01/2044	560,000	597,062
New York Energy Research & Development Authority, Pollution Control Rev. (New York State Electric & Gas Corp. Project), “C”, 4%, 4/01/2034 (Put Date 4/01/2034)	680,000	685,879
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	500,000	497,226
New York Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development), “D-1”, 4.35%, 11/01/2044	625,000	604,597
New York Housing Finance Agency 320 West 38th Street Housing Rev., “A”, FHLMC, 3.57%, 5/01/2042 (Put Date 11/01/2031)	570,000	563,692
New York Housing Finance Agency Affordable Housing Rev., “A-2”, 2.5%, 11/01/2060 (Put Date 5/01/2027)	895,000	875,785
New York Housing Finance Agency Affordable Housing Rev., “G-2”, 3.45%, 5/01/2062 (Put Date 5/01/2027)	170,000	170,013
New York Housing Finance Agency Affordable Housing Rev., “A”, 3.45%, 11/01/2063 (Put Date 5/01/2029)	1,000,000	1,001,006
New York Housing Finance Agency Personal Income Tax Rev., “A-2”, 3.45%, 6/15/2054 (Put Date 12/15/2030)	305,000	303,069
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5.625%, 4/01/2040	165,000	173,262
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2040	250,000	254,204
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), 5.5%, 6/30/2041	750,000	791,352
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport Project), “A”, 5%, 12/01/2032	270,000	281,264
New York, NY, Housing Development Corp., Multi-Family Mortgage Rev. (8 Spruce Street), “D”, 4%, 12/15/2031	100,000	101,494
Westchester County, NY, Industrial Development Agency, Multi-Family Housing Rev. (Armory Plaza Housing LP Project), 4.3%, 6/01/2046 (Put Date 5/01/2041)	596,603	576,106
		$12,262,555
North Carolina – 1.5%
Cumberland County, NC, Industrial Facilities and Pollution Control Financing Authority, Solid Waste Disposal Rev. (Project Aero), 3.75%, 12/01/2027 (Put Date 11/01/2025)	$50,000	$ 50,072
Greater Asheville, NC, Regional Airport Authority System Rev., AGM, 5.25%, 7/01/2039	320,000	343,841
Greater Asheville, NC, Regional Airport Authority System Rev., “A”, AGM, 5.25%, 7/01/2038	320,000	342,984
North Carolina Housing Finance Agency, Home Ownership Refunding Rev., “45”, GNMA, 1.9%, 7/01/2032	780,000	669,794
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 5%, 3/01/2028	125,000	128,043
8

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
North Carolina – continued
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2030	$145,000	$ 143,590
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Penick Village Project), “A”, 5%, 9/01/2034	900,000	909,639
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes Project), “A”, 5%, 10/01/2039	500,000	518,477
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes Project), “B1”, 4.25%, 10/01/2028	65,000	65,034
North Carolina Turnpike Authority, Triangle Expressway System Appropriation Rev., Capital Appreciation, 0%, 1/01/2040	985,000	502,282
		$3,673,756
North Dakota – 0.4%
Grand Forks, ND, Healthcare System Rev. (Altru Health System), AGM, 3%, 12/01/2039	$985,000	$ 805,736
Horace, ND, Temporary Refunding Improvement, “B”, 4.85%, 8/01/2026	160,000	160,091
		$965,827
Ohio – 4.1%
Allen County, OH, Hospital Facilities Rev. (Bon Secours Mercy Health, Inc.), “B-2”, 5%, 10/01/2051 (Put Date 6/04/2030)	$500,000	$ 535,478
Columbus, OH, Metropolitan Housing Authority, Affordable Housing Rev. (Country Ridge Apartments Project), 4.375%, 12/01/2041	1,000,000	957,939
Columbus, OH, Metropolitan Housing Authority, General Rev. (Orchards Project and the Eden Park Project), 5%, 12/01/2034	500,000	518,218
Columbus, OH, Metropolitan Housing Authority, General Rev. (Waldren Woods Project), 4%, 6/01/2034	190,000	187,387
Columbus, OH, Regional Airport Authority Rev. (John Glenn Columbus International Airport), “A”, AGM, 5%, 1/01/2035	205,000	220,788
Cuyahoga County, OH, Metropolitan Housing Authority, Multi-Family Housing Rev. (Carver Park Phase III Project), FHA, 4%, 6/01/2026 (Put Date 6/01/2025)	350,000	350,327
Cuyahoga County, OH, Metropolitan Housing Authority, Multi-Family Housing Rev. (Wade Park Apartments), 4.75%, 12/01/2027 (Put Date 12/01/2025)	200,000	201,857
Hamilton County, OH, Healthcare Rev. (Life Enriching Communities Project), “A”, 5.25%, 1/01/2038	750,000	776,666
Ohio Air Quality Development Authority Refunding Rev. (American Electric Power Co. Project), “C”, 3.65%, 12/01/2027	810,000	808,474
Ohio Air Quality Development Authority Refunding Rev. (Duke Energy Corp. Project), “A”, 4.25%, 11/01/2039 (Put Date 6/01/2027)	145,000	146,428
Ohio Air Quality Development Authority Refunding Rev. (Duke Energy Corp. Project), “B”, 4%, 9/01/2030 (Put Date 6/01/2027)	170,000	171,575
Ohio Air Quality Development Authority Rev. (Dayton Power and Light Co. Project), “A”, 4.25%, 11/01/2040 (Put Date 6/01/2027)	500,000	504,303
Ohio Higher Educational Facility Commission Rev. (Cleveland Institute of Music 2022 Project), 5%, 12/01/2032	600,000	624,930
Ohio Housing Finance Agency, Multi-Family Housing Rev. (Haven's Edge Apartments Project), “A”, 5.7%, 8/01/2043	250,000	258,668
Ohio Housing Finance Agency, Multi-Family Housing Rev. (Thornwood Commons), 5%, 12/01/2026 (Put Date 12/01/2025)	205,000	207,320
Ohio Housing Finance Agency, Residential Mortgage Rev. (Mortgage-Backed Securities Program), “C”, FNMA, 5.75%, 3/01/2054	535,000	565,558
Ohio State Healthcare Facility Rev. (Otterbein Homes Obligated Group), 4%, 7/01/2036	200,000	195,342
Stongsville City Cuyahoga County, OH, Various Purpose, 5%, 12/10/2025	1,850,000	1,866,896
Warren County, OH, Healthcare Facilities Improvement & Refunding Rev. (Otterbein Homes Obligated Group), 5%, 7/01/2042	650,000	667,599
Warren County, OH, Hospital Facilities Refunding Rev. (Community First Solutions Obligated Group), “A”, 5%, 5/15/2044	240,000	244,270
		$10,010,023
Oklahoma – 0.5%
Norman, OK, Regional Hospital Authority Refunding Rev., 4%, 9/01/2037	$355,000	$ 285,464
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “D”, GNMA, 6.5%, 9/01/2054	485,000	539,982
Oklahoma Turnpike Authority, Turnpike System Refunding Second Senior Rev., “B”, 5%, 1/01/2037 (w)	325,000	355,772
		$1,181,218
Oregon – 0.6%
Lincoln County, OR, Coast Community College District General Obligation, Convertible Capital Appreciation, 0% to 8/15/2024, 5% to 6/15/2041	$380,000	$ 395,871
Oregon Facilities Authority, Lease Rent Rev. (Legacy Health System - Centurion Foundation), “A”, 4.9%, 9/15/2035	430,000	435,581
Oregon Health & Sciences University Rev., “B”, 3.375%, 7/01/2039	115,000	102,658
Portland, OR, International Airport Rev., 5.25%, 7/01/2041	500,000	531,682
		$1,465,792
9

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Pennsylvania – 7.8%
Adams County, PA, General Authority Rev. (Brethren Home Community Project), “A”, 5%, 6/01/2034	$1,000,000	$ 1,041,354
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 5%, 4/01/2036	245,000	250,379
Allegheny County, PA, Steel Valley School District, General Obligation Limited Tax, BAM, 5%, 11/01/2039	650,000	688,321
Allegheny County, PA, Steel Valley School District, General Obligation Limited Tax, BAM, 5%, 11/01/2040	845,000	889,570
Allentown, PA, Commercial & Industrial Development Authority, Education Facility Lease Rev. (Lincoln Leadership Academy Charter School Project), 5.5%, 6/15/2038 (n)	500,000	519,208
Allentown, PA, Neighborhood Improvement Zone Development Authority Refunding Rev., 5%, 5/01/2026	10,000	10,168
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A-2”, 6%, 6/30/2034	104,000	112,088
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A-3”, 5%, 6/30/2039	800,000	774,341
Berks County, PA, Municipal Authority Rev. (Tower Health Project), Convertible Capital Appreciation, “B-1”, 0% to 11/15/2029, 6% to 6/30/2044	23,000	16,939
Berks County, PA, Municipal Authority Rev., Taxable (Tower Health Project), “A-1”, 8%, 6/30/2034	126,000	128,878
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2030	455,000	399,688
Chester County, PA, Industrial Development Authority, Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	80,000	79,819
Delaware Valley, PA, Regional Finance Authority, “C”, FLR, 3.819% ((67% of SOFR - 3mo. + 0.26161%) + 0.75%), 6/01/2037	795,000	737,809
Doylestown, PA, Hospital Authority Rev., 5%, 7/01/2031	100,000	104,587
Doylestown, PA, Hospital Authority Rev., “A”, 4%, 7/01/2045	10,000	8,826
Erie, PA, Higher Education Building Authority Rev. (AICUP Financing Program-Gannon University Project), “XX1”, 4%, 5/01/2033	400,000	391,020
Indiana County, PA, Industrial Development Authority Rev. (Student Cooperative Association, Inc./Indiana University of Pennsylvania Project), BAM, 5%, 5/01/2031	440,000	467,031
Indiana County, PA, Industrial Development Authority Rev. (Student Cooperative Association, Inc./Indiana University of Pennsylvania Project), BAM, 5%, 5/01/2032	450,000	473,301
Lancaster, PA, Municipal Authority, Healthcare Facilities Rev. (Luthercare Project), “A”, 4%, 12/01/2035	1,585,000	1,561,670
Lehigh County, PA, General Purpose Authority, College Rev. (Muhlenberg College Project), 5%, 2/01/2040	1,000,000	1,043,229
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), “B-2”, 5%, 7/01/2038	1,000,000	1,041,688
Pennsylvania Economic Development Financing Authority Rev. (Rapid Bridge Replacement Project), 5%, 12/31/2038	865,000	869,813
Pennsylvania Economic Development Financing Authority, (UPMC) Rev., “A”, 5%, 3/15/2060 (Put Date 3/15/2035) (w)	1,035,000	1,118,645
Pennsylvania Economic Development Financing Authority, Junior Insured Parking Rev. (Capitol Region Parking System), “C”, AGM, 5%, 1/01/2033	1,000,000	1,071,484
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), 5%, 12/31/2033	1,000,000	1,056,853
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5.5%, 6/30/2042	775,000	822,066
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2028	150,000	152,176
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 4%, 3/15/2034	85,000	83,993
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “1A”, 5%, 6/01/2033	631,000	661,920
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 5%, 6/01/2027	200,000	204,526
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 2.625%, 6/01/2042	10,000	8,815
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “141A”, 5.75%, 10/01/2053	535,000	566,900
Pennsylvania School District Authority Rev. (William Penn School District Project), “B”, BAM, 5%, 3/15/2043	225,000	232,844
Philadelphia, PA, Authority for Industrial Development, Charter School Rev. (Green Woods Charter School Project), “A”, 5%, 6/15/2032	100,000	102,465
Philadelphia, PA, Housing Authority, General Rev. (PHA Headquarters Project), 5%, 5/01/2039	355,000	361,105
Philadelphia, PA, School District, “A”, 5.25%, 9/01/2038	410,000	451,588
Westmoreland County, PA, Industrial Development Authority Rev. (Redstone Presbyterian Seniorcare Obligated Group), 4%, 5/15/2026	500,000	495,751
		$19,000,858
10

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Puerto Rico – 1.0%
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.625%, 7/01/2029	$292,016	$ 312,810
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 5.75%, 7/01/2031	40,810	44,837
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2033	38,698	37,889
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2037	29,854	28,216
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2041	40,591	37,119
Commonwealth of Puerto Rico, General Obligation Restructured, “A”, 4%, 7/01/2046	42,214	36,800
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, “A”, 0%, 7/01/2033	49,801	34,122
Puerto Rico Aqueduct and Sewer Authority Rev., “A”, 5%, 7/01/2025 (n)	500,000	501,765
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2021 (a)(d)	100,000	55,500
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	165,000	91,575
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	260,000	144,300
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	40,000	22,200
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	90,000	49,950
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	40,000	22,200
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	130,000	72,150
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	10,000	9,786
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	65,000	36,075
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	70,000	38,850
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	60,000	33,300
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	50,000	27,750
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	1,000	937
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.55%, 7/01/2040	23,000	22,766
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 4.75%, 7/01/2053	20,000	19,229
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-1”, 5%, 7/01/2058	164,000	161,500
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “A-2”, 4.784%, 7/01/2058	39,000	37,123
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “A-1”, 0%, 7/01/2031	597,000	467,291
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	15,000	15,022
		$2,361,062
Rhode Island – 1.1%
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, “78-A”, 5.5%, 10/01/2052	$640,000	$ 675,582
Rhode Island Student Loan Authority, Education Loan Rev., “A”, 4.125%, 12/01/2042	790,000	730,205
Rhode Island Student Loan Authority, Education Loan Rev., “B”, 4.125%, 12/01/2043	145,000	134,152
Rhode Island Student Loan Authority, Education Loan Rev., “A”, 5%, 12/01/2033	1,015,000	1,064,493
		$2,604,432
South Carolina – 1.2%
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2044	$750,000	$ 784,382
Dorchester County, SC, Summers Corner Improvement District Assessment Rev., 4.5%, 10/01/2033	415,000	406,362
Dorchester County, SC, Summers Corner Improvement District Assessment Rev., 5.25%, 10/01/2043	280,000	270,982
Orangeburg County, SC, Facilities Corp. Installment Purchase Rev. (Detention Center Project), 4%, 12/01/2042	335,000	300,644
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., “B-1”, 5.25%, 2/01/2054 (Put Date 3/01/2031)	650,000	695,101
South Carolina Jobs & Economic Development Authority, Economic Development Rev. (Foothill Affordable Housing Foundation - Paddock Club and Fairway Projects), FHLMC, 4%, 3/01/2062 (Put Date 3/01/2035)	100,000	96,022
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Refunding Rev. (South Carolina Episcopal Home at Still Hopes), “A”, 5%, 4/01/2038	280,000	280,834
		$2,834,327
Tennessee – 4.0%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$ 501,188
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 4%, 4/01/2041	415,000	371,336
Knox County, TN, Health Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2036	1,000,000	1,000,255
11

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tennessee – continued
Knox County, TN, Health Educational & Housing Facility Board, Multi-Family Housing Rev. (Westview Towers Project), 3.95%, 12/01/2027 (Put Date 12/01/2025)	$70,000	$ 70,252
Knox County, TN, Health Educational & Housing Facility Board, Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), “A1”, BAM, 5%, 7/01/2040	1,000,000	1,048,157
Knox County, TN, Health Educational & Housing Facility, Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	750,000	752,827
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), “B-1”, BAM, 5%, 7/01/2044	300,000	309,731
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board Senior Tax Increment Rev. (Graceland Project), “A”, 4.75%, 7/01/2027	100,000	90,260
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board Senior Tax Increment Rev. (Graceland Project), “A”, 5.5%, 7/01/2037	100,000	74,074
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 5%, 10/01/2041	1,000,000	1,001,540
Metropolitan Nashville, TN, Airport Authority Improvement Rev., “B”, 5.25%, 7/01/2033	1,150,000	1,254,069
Metropolitan Nashville, TN, Airport Authority Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	195,000	195,374
Nashville, TN, Metropolitan Development & Housing Agency Rev. (Fifth & Broadway Development), 5.125%, 6/01/2036 (n)	500,000	504,724
Shelby County, TN, Health, Educational & Housing Facility Board, Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	550,000	489,493
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	685,000	720,208
Tennessee Energy Acquisition Corp., Gas Project Rev., “A-1”, 5%, 5/01/2053 (Put Date 5/01/2028)	750,000	772,920
Tennessee Energy Acquisition Corp., Gas Project Rev., “C”, 5%, 2/01/2027	80,000	81,370
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 4%, 7/01/2043	645,000	593,872
		$9,831,650
Texas – 8.0%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	$145,000	$ 145,326
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	220,000	220,069
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	95,000	95,051
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	75,000	75,081
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 5.125%, 4/01/2043	330,000	340,846
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 4%, 4/01/2045	225,000	201,336
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1-A”, 5%, 4/01/2033	500,000	524,535
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1-A”, 5%, 4/01/2034	435,000	453,789
Celina, TX, Special Assessment Refunding & Improvement Rev. (The Lakes at Mustang Ranch Public Improvement District Major Improvement Area and Phases #2-7 Project), AGM, 5%, 9/01/2039	750,000	789,663
Dallas, TX, Housing Finance Corp., Multi-Family Housing Rev. (Highpoint at Wynnewood), 3.5%, 2/01/2044 (Put Date 2/01/2026)	145,000	145,062
Dallas, TX, Love Field Airport Modernization Corp., General Airport Rev., 5%, 11/01/2035	1,000,000	1,011,167
Dallas, TX, Senior Lien Special Tax Rev. (Fair Park Venue Project), 6.25%, 8/15/2053 (Put Date 8/15/2028)	190,000	190,106
Dowdell, TX, Public Utility District, “A”, BAM, 2%, 9/01/2026	200,000	194,700
El Paso, TX, Residential Development Rev. (EL Paso Royal Apartments Project), 4.25%, 10/01/2039	100,000	97,153
EP Cimarron Ventanas, TX, Residential Development Rev. (Home Essential Function Housing Program), 4.25%, 12/01/2034	765,000	752,873
EP Cimarron Ventanas, TX, Residential Development Rev. (Home Essential Function Housing Program), 4.125%, 12/01/2039	155,000	147,310
Fort Bend County, TX, Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse, 5%, 2/15/2037	95,000	103,333
Fort Bend County, TX, Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse, 5%, 2/15/2038	70,000	75,680
Galveston, TX, Wharves & Terminal Rev., 5.25%, 8/01/2032	750,000	805,586
Galveston, TX, Wharves & Terminal Rev., 5.25%, 8/01/2037	340,000	358,428
Houston, TX, Airport System Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Project), “B”, 5.25%, 7/15/2034	500,000	520,932
Houston, TX, Airport System Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Project), “B”, 5.5%, 7/15/2039	500,000	522,614
Houston, TX, Airport System Subordinate Lien Rev., “A”, AGM, 5%, 7/01/2038	665,000	697,285
Matagorda County, TX, Navigation District No. 1, Pollution Control Rev. (Central Power & Light Co.), 4.25%, 5/01/2030	500,000	512,125
McLennan County, TX, Waco Independent School District, Unlimited Tax School Building Bonds, Texas PSF, 3%, 8/15/2035	100,000	90,626
McLennan County, TX, Waco Independent School District, Unlimited Tax School Building Bonds, Texas PSF, 3%, 8/15/2036	500,000	448,174
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Bella Vida Forefront Living Project), “B-3”, 4.25%, 10/01/2030	205,000	204,509
12

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Texas – continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), “A”, 5%, 1/01/2035	$350,000	$ 340,655
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2034	585,000	626,350
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2035	455,000	486,845
Panola County, TX, Carthage Independent School District, Unlimited Tax School Building, Texas PSF, 5%, 8/15/2038	250,000	256,554
Port Beaumont, TX, Industrial Development Authority, Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	200,000	181,461
Port Houston, TX, First Lien Rev., 4%, 10/01/2038	1,000,000	962,911
Princeton, TX, Special Assessment Rev. (Eastridge Public Improvement District Improvement Area No. 3 Project), 5%, 9/01/2044	500,000	473,573
Reeves & Ward Counties, TX, Pecos-Barstow-Toyah Independent School District, Unlimited Tax School Building Bonds, Texas PSF, 5%, 2/15/2038	1,550,000	1,569,957
Texas Department of Housing & Community Affairs, Residential Mortgage Rev., GNMA, 5.75%, 1/01/2056	1,250,000	1,362,540
Texas Municipal Gas Acquisition & Supply Corp. IV, Gas Supply Rev., “B”, 5.5%, 1/01/2054 (Put Date 1/01/2034)	930,000	1,020,592
Texas Private Activity Surface Transportation Corp. Rev. (NTE Mobility Partners Segments 3 LLC), 5.375%, 6/30/2038	175,000	184,289
Texas Private Activity Surface Transportation Corp. Rev. (NTE Mobility Partners Segments 3 LLC), 5.5%, 6/30/2040	635,000	669,254
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2034	1,000,000	1,081,182
Texas Public Finance Authority Rev. (Texas Southern University), “A”, BAM, 5%, 5/01/2026	125,000	126,652
Texas Public Finance Authority, Financing System Refunding Rev. (Midwestern State University), “A”, 4%, 12/01/2033	75,000	74,275
Travis County, TX, Housing Finance Corp., Multi-Family Housing Rev. (Airport Gateway Apartments), 4.125%, 6/01/2045 (Put Date 6/01/2027)	335,000	336,877
		$19,477,326
U.S. Virgin Islands – 0.0%
Virgin Islands Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2025	$100,000	$ 100,686
Utah – 0.9%
Mapleton City, UT, Municipal Energy & Telecommunications Fee Rev., 3%, 6/15/2025	$200,000	$ 199,763
Salt Lake City, UT, Airport Rev. (International Airport), “A”, 5.25%, 7/01/2037	1,000,000	1,080,052
Utah Housing Corp., Mortgage-Backed Securities, “I”, GNMA, 2.5%, 8/21/2051	12,501	10,106
Utah Housing Corp., Mortgage-Backed Securities, “I”, GNMA, 5%, 9/21/2052	661,571	655,365
Utah Housing Corp., Single Family Mortgage Rev, “A”, GNMA, 6.5%, 1/01/2054	110,000	120,142
Utah Infrastructure Agency Telecommunications & Franchise Rev. (Pleasant Grove City Project), 2%, 10/15/2025	125,000	123,749
		$2,189,177
Vermont – 1.2%
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2032	$1,000,000	$ 1,051,098
Vermont Student Assistance Corp., Education Loan Rev., “A”, 5%, 6/15/2032	1,700,000	1,786,868
		$2,837,966
Virginia – 2.4%
Chesapeake, VA, Economic Development Authority, Pollution Control Rev. (Virginia Electric and Power Company Project), “A”, 3.65%, 2/01/2032 (Put Date 10/01/2027)	$305,000	$ 308,418
Fairfax County, VA, Redevelopment & Housing Authority, Multi-Family Housing Rev. (One University Senior Apartments), 4%, 12/01/2025 (Put Date 6/01/2025)	1,200,000	1,200,087
James City County, VA, Economic Development Authority, Residential Care Facility Rev. (Williamsburg Landing), “C-3”, 5.25%, 12/01/2027	750,000	750,673
Louisa, VA, Industrial Development Authority, Pollution Control Refunding Rev. (Virginia Electric and Power Co. Project), “A”, 3.65%, 11/01/2035 (Put Date 10/01/2027)	85,000	85,953
Virginia Beach, VA, Development Authority, Residential Care Facility Refunding Rev. (Westminster - Canterbury on Chesapeake Bay), 5%, 9/01/2029	95,000	97,369
Virginia Beach, VA, Development Authority, Residential Care Facility Rev. (Westminster - Canterbury on Chesapeake Bay), “B-3”, 5.375%, 9/01/2029	750,000	766,974
Virginia Housing Development Authority, Rental Housing, “A”, 3.65%, 3/01/2029	480,000	478,894
13

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Virginia – continued
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	$180,000	$ 180,354
Virginia Small Business Financing Authority Rev. (I-495 HOT Lanes Project), 5%, 12/31/2038	695,000	726,253
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Pinnacle Living), “C”, 5%, 6/01/2042	500,000	500,210
York, VA, Economic Development Authority, Pollution Control Rev. (Virginia Electric and Power Company Project), “A”, 3.65%, 5/01/2033 (Put Date 10/01/2027)	610,000	616,543
		$5,711,728
Washington – 2.9%
Everett, WA, Housing Authority Refunding Rev. (Huntington Park Apartments Project), 4%, 7/01/2037	$210,000	$ 203,481
Klickitat County, WA, Public Utility District No. 1 Electric System Refunding Rev., AGM, 5%, 12/01/2034	1,350,000	1,506,468
Pacific County, WA, Public Healthcare Services District No. 3 Unlimited Tax General Obligation (Ocean Beach Hospital and Medical Clinics), 5.25%, 12/01/2039	500,000	535,209
Seattle, WA, Port Intermediate Lien Refunding Rev., “A”, 5%, 5/01/2033	750,000	767,123
Spokane County, WA, Airport Rev., 5.25%, 1/01/2044	1,115,000	1,163,867
Vancouver, WA, Housing Authority Rev. (Cougar Creek Project), “A”, 4%, 10/01/2034	220,000	216,655
Vancouver, WA, Housing Authority Rev. (Navalia and Alena Projects), 4%, 8/01/2034	880,000	869,251
Washington Higher Education Facilities Authority Refunding Rev. (Gonzaga University Project), 4%, 4/01/2041	1,000,000	962,495
Washington State Housing Finance Commission, Multi-Family Rev. (Mill at First Hill Apartments Project), FNMA, 4.15%, 7/01/2034	105,000	104,715
Washington State Housing Finance Commission, Non-Profit Housing Rev. (Eastside Retirement Association DBA Emerald Heights Project), “B-1”, 5%, 7/01/2038	795,000	831,162
		$7,160,426
West Virginia – 0.3%
Ohio County, WV, Commission Tax Increment Refunding & Improvement Rev. (The Highlands Project), 5%, 6/01/2034	$300,000	$ 308,773
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Refunding Rev. (Wheeling Power Co. - Mitchell Project), “A”, 3%, 6/01/2037 (Put Date 6/18/2027)	330,000	323,192
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), “A”, 1%, 1/01/2041 (Put Date 9/01/2025)	150,000	147,832
		$779,797
Wisconsin – 5.5%
Jefferson and Dodge Counties, WI, Watertown General Obligation Anticipation Notes, 4%, 10/01/2025	$75,000	$ 75,029
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Froedtert Health, Inc. Obligated Group), “A”, 4%, 4/01/2040	1,000,000	951,056
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), “B”, 4%, 9/15/2027	290,000	288,057
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), “B”, 4%, 9/15/2028	195,000	193,337
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), “B”, 4%, 9/15/2029	310,000	306,481
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2037	200,000	213,598
Wisconsin Health & Educational Facilities Authority Rev. (Fort HealthCare, Inc.), “B”, 5%, 10/01/2054 (Put Date 10/03/2034)	1,000,000	1,083,504
Wisconsin Health & Educational Facilities Authority Rev. (Milwaukee Science Education Consortium, Inc.), “A”, 4.5%, 3/15/2033	155,000	156,148
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2030	400,000	394,323
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., GNMA, 6%, 3/01/2055	995,000	1,082,536
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.875%, 4/01/2045	155,000	155,083
Wisconsin Public Finance Authority Rev., Taxable (Kāhala Nui Project), 5%, 11/15/2034	335,000	362,257
Wisconsin Public Finance Authority Rev., Taxable (Kāhala Nui Project), 5%, 11/15/2036	435,000	465,055
Wisconsin Public Finance Authority, Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5%, 7/01/2033	1,125,000	1,174,533
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	155,000	155,096
Wisconsin Public Finance Authority, Education Refunding Rev., Taxable, (Pinecrest Academy of Nevada - Sloan Canyon Campus Project), “A”, 4%, 7/15/2039 (n)	1,000,000	922,701
Wisconsin Public Finance Authority, Education Rev. (Triad Educational Services, Inc.), 5%, 6/15/2032	1,100,000	1,146,058
Wisconsin Public Finance Authority, Housing Rev. (Aggie Apartment Life Holding Corp. II LLC Project), 5%, 6/01/2034	1,100,000	1,148,696
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	105,000	101,587
Wisconsin Public Finance Authority, Multi-Family Affordable Housing Certificates (Dominium Holdings I), “B-1”, 6.81%, 4/28/2036	305,000	311,782
Wisconsin Public Finance Authority, Multi-Family Affordable Housing Certificates, “1-A”, FHLMC, 4.1%, 9/25/2039 (n)	805,000	755,977
14

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Wisconsin – continued
Wisconsin Public Finance Authority, Project Rev. (Eastern Michigan University Student Housing Project), “A-1”, 5.25%, 7/01/2037	$670,000	$ 729,422
Wisconsin Public Finance Authority, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2030	535,000	531,366
Wisconsin Public Finance Authority, Senior Living Rev. (Mary's Woods at Marylhurst Project), “A”, 5%, 5/15/2030 (n)	250,000	252,180
Wisconsin Public Finance Authority, Student Housing Rev. (KSU Bixby Real Estate Foundation, LLC Project), “B”, 5%, 6/15/2030	200,000	209,294
Wisconsin Public Finance Authority, Student Housing Rev. (KSU Bixby Real Estate Foundation, LLC Project), “B”, 5.25%, 6/15/2035	175,000	185,863
Wisconsin Public Finance Authority, Texas Infrastructure Program Improvement & Refunding Rev. (Astro Texas Land Projects), Capital Appreciation, 0%, 12/15/2037	141,000	68,878
		$13,419,897
Total Municipal Bonds (Identified Cost, $238,550,799)		$236,722,018
Other Municipal Bonds – 0.4%
Multi-Family Housing Revenue – 0.4%
Affordable Housing Opportunities Trust Certificates, AH-01, “CL A”, 3.528%, 5/01/2039 (n)	$275,000	$ 219,283
Freddie Mac, 4.268%, 10/25/2040	357,569	367,041
Freddie Mac, 4.616%, 8/25/2041	382,541	396,258
Total Other Municipal Bonds (Identified Cost, $975,845)		$982,582
Bonds – 0.2%
Transportation - Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2028 (n)	$500,000	$ 416,677
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	350,288	112,092
Total Bonds (Identified Cost, $548,229)		$528,769
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $91,258)	$160,102	$ 100,264
Mutual Funds (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $4,971,203)	4,970,829	$ 4,971,326
Other Assets, Less Liabilities – 0.1%		315,137
Net Assets – 100.0%		$243,620,096
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,971,326 and $238,333,633, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,019,952, representing 3.7% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
FHA	Federal Housing Administration
15

MFS Municipal Intermediate Fund
Portfolio of Investments – continued
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SOFR	Secured Overnight Financing Rate
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.
See Notes to Financial Statements
16

MFS Municipal Intermediate Fund
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 3/31/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $240,166,131)	$238,333,633
Investments in affiliated issuers, at value (identified cost, $4,971,203)	4,971,326
Receivables for
Investments sold	281,684
Fund shares sold	1,932,098
Interest and dividends	3,051,908
Receivable from investment adviser	36,131
Other assets	628
Total assets	$248,607,408
Liabilities
Payable to custodian	$583
Payables for
Distributions	15,017
When-issued investments purchased	3,847,195
Fund shares reacquired	985,293
Payable to affiliates
Administrative services fee	457
Shareholder servicing costs	48,203
Distribution and service fees	4,832
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	85,718
Total liabilities	$4,987,312
Net assets	$243,620,096
Net assets consist of
Paid-in capital	$248,611,484
Total distributable earnings (loss)	(4,991,388)
Net assets	$243,620,096
Shares of beneficial interest outstanding	26,652,237
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$173,884,266	19,018,902	$9.14
Class C	1,000,820	109,675	9.13
Class I	52,265,622	5,720,122	9.14
Class R6	16,469,388	1,803,538	9.13
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.55 [100 / 95.75 x $9.14]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements
17

MFS Municipal Intermediate Fund
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 3/31/25 Net investment income (loss)
Income
Interest	$8,087,756
Dividends from affiliated issuers	301,396
Other	32
Total investment income	$8,389,184
Expenses
Management fee	$713,830
Distribution and service fees	382,042
Shareholder servicing costs	130,469
Administrative services fee	39,169
Independent Trustees' compensation	5,609
Custodian fee	57,160
Shareholder communications	12,999
Audit and tax fees	63,758
Legal fees	8,953
Registration fees	116,715
Miscellaneous	35,318
Total expenses	$1,566,022
Fees paid indirectly	(403)
Reduction of expenses by investment adviser	(280,607)
Net expenses	$1,285,012
Net investment income (loss)	$7,104,172
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$108,651
Affiliated issuers	(1,492)
Net realized gain (loss)	$107,159
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(2,830,282)
Affiliated issuers	113
Net unrealized gain (loss)	$(2,830,169)
Net realized and unrealized gain (loss)	$(2,723,010)
Change in net assets from operations	$4,381,162
See Notes to Financial Statements
18

MFS Municipal Intermediate Fund
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	3/31/25	3/31/24
Change in net assets
From operations
Net investment income (loss)	$7,104,172	$5,089,421
Net realized gain (loss)	107,159	(555,441)
Net unrealized gain (loss)	(2,830,169)	1,626,234
Change in net assets from operations	$4,381,162	$6,160,214
Total distributions to shareholders	$(7,047,203)	$(5,016,847)
Change in net assets from fund share transactions	$69,508,651	$37,262,372
Total change in net assets	$66,842,610	$38,405,739
Net assets
At beginning of period	176,777,486	138,371,747
At end of period	$243,620,096	$176,777,486
See Notes to Financial Statements
19

MFS Municipal Intermediate Fund
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22(c)
Net asset value, beginning of period	$9.24	$9.19	$9.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.30	$0.22	$0.13
Net realized and unrealized gain (loss)	(0.11)	0.04	(0.22)	(0.59)
Total from investment operations	$0.21	$0.34	$0.00(w)	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)	$(0.21)	$(0.08)
From net realized gain	—	—	(0.01)	(0.05)
Total distributions declared to shareholders	$(0.31)	$(0.29)	$(0.22)	$(0.13)
Net asset value, end of period (x)	$9.14	$9.24	$9.19	$9.41
Total return (%) (r)(s)(t)(x)	2.32	3.82	(0.05)	(4.62)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.93	0.97(a)
Expenses after expense reductions (f)	0.70	0.70	0.70	0.70(a)
Net investment income (loss)	3.41	3.26	2.38	1.46(a)
Portfolio turnover rate	18	25	39	165(n)
Net assets at end of period (000 omitted)	$173,884	$131,133	$97,424	$54,967
Class C	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22(c)
Net asset value, beginning of period	$9.22	$9.18	$9.39	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.16	$0.03
Net realized and unrealized gain (loss)	(0.10)	0.03	(0.22)	(0.56)
Total from investment operations	$0.15	$0.26	$(0.06)	$(0.53)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.14)	$(0.03)
From net realized gain	—	—	(0.01)	(0.05)
Total distributions declared to shareholders	$(0.24)	$(0.22)	$(0.15)	$(0.08)
Net asset value, end of period (x)	$9.13	$9.22	$9.18	$9.39
Total return (%) (r)(s)(t)(x)	1.67	2.94	(0.69)	(5.32)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.68	1.82(a)
Expenses after expense reductions (f)	1.44	1.45	1.45	1.43(a)
Net investment income (loss)	2.67	2.52	1.79	0.36(a)
Portfolio turnover rate	18	25	39	165(n)
Net assets at end of period (000 omitted)	$1,001	$873	$659	$74

See Notes to Financial Statements
20

MFS Municipal Intermediate Fund
Financial Highlights - continued
Class I	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22(c)
Net asset value, beginning of period	$9.23	$9.19	$9.40	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.32	$0.23	$0.15
Net realized and unrealized gain (loss)	(0.10)	0.03	(0.20)	(0.60)
Total from investment operations	$0.24	$0.35	$0.03	$(0.45)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.23)	$(0.10)
From net realized gain	—	—	(0.01)	(0.05)
Total distributions declared to shareholders	$(0.33)	$(0.31)	$(0.24)	$(0.15)
Net asset value, end of period (x)	$9.14	$9.23	$9.19	$9.40
Total return (%) (r)(s)(t)(x)	2.68	3.97	0.30	(4.53)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.60	0.68	0.72(a)
Expenses after expense reductions (f)	0.45	0.45	0.45	0.45(a)
Net investment income (loss)	3.66	3.50	2.58	1.70(a)
Portfolio turnover rate	18	25	39	165(n)
Net assets at end of period (000 omitted)	$52,266	$35,663	$34,682	$20,041
Class R6	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22(c)
Net asset value, beginning of period	$9.23	$9.18	$9.40	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.32	$0.27	$0.08
Net realized and unrealized gain (loss)	(0.10)	0.05	(0.25)	(0.52)
Total from investment operations	$0.24	$0.37	$0.02	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.23)	$(0.11)
From net realized gain	—	—	(0.01)	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.32)	$(0.24)	$(0.16)
Net asset value, end of period (x)	$9.13	$9.23	$9.18	$9.40
Total return (%) (r)(s)(t)(x)	2.63	4.14	0.25	(4.49)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.60	0.85(a)
Expenses after expense reductions (f)	0.38	0.38	0.37	0.37(a)
Net investment income (loss)	3.72	3.58	2.94	0.93(a)
Portfolio turnover rate	18	25	39	165(n)
Net assets at end of period (000 omitted)	$16,469	$9,108	$5,607	$383

See Notes to Financial Statements
21

MFS Municipal Intermediate Fund
Financial Highlights - continued
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, May 18, 2021, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
22

MFS Municipal Intermediate Fund
Notes to Financial Statements
(1)  Business and Organization
MFS Municipal Intermediate Fund (the fund) is a diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and certain distributions made by the fund could be taxable to shareholders.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund's adviser acts as the segment’s CODM. The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
23

MFS Municipal Intermediate Fund
Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$237,804,864	$—	$237,804,864
U.S. Corporate Bonds	—	528,769	—	528,769
Investment Companies	4,971,326	—	—	4,971,326
Total	$4,971,326	$238,333,633	$—	$243,304,959
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
24

MFS Municipal Intermediate Fund
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2025, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds and amortization of premium and accretion of discount of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 3/31/25	Year ended 3/31/24
Ordinary income (including any short-term capital gains)	$328,733	$152,871
Tax-exempt income	6,718,470	4,863,976
Total distributions	$7,047,203	$5,016,847
The federal tax cost and the tax basis components of distributable earnings were as follows:
25

MFS Municipal Intermediate Fund
Notes to Financial Statements  - continued
As of 3/31/25
Cost of investments	$245,209,351
Gross appreciation	2,092,596
Gross depreciation	(3,996,988)
Net unrealized appreciation (depreciation)	$(1,904,392)
Undistributed ordinary income	145,583
Undistributed tax-exempt income	624,497
Capital loss carryforwards	(3,151,768)
Other temporary differences	(705,308)
Total distributable earnings (loss)	$(4,991,388)
As of March 31, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,554,166)
Long-Term	(1,597,602)
Total	$(3,151,768)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 3/31/25	Year ended 3/31/24
Class A	$5,053,916	$3,570,281
Class C	24,691	17,376
Class I	1,527,748	1,154,565
Class R6	440,848	274,625
Total	$7,047,203	$5,016,847
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.35%
In excess of $1 billion and up to $2.5 billion	0.325%
In excess of $2.5 billion	0.30%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, this management fee reduction amounted to $27,453, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2025 was equivalent to an annual effective rate of 0.34% of the fund's average daily net assets.
26

MFS Municipal Intermediate Fund
Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R6
0.70%	1.45%	0.45%	0.38%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, this reduction amounted to $253,154, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,639 for the year ended March 31, 2025, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 372,689
Class C	0.75%	0.25%	1.00%	1.00%	9,353
Total Distribution and Service Fees					$382,042
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2025 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended March 31, 2025.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2025, were as follows:
Amount
Class A	$13,728
Class C	1
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended March 31, 2025, the fee was $2,670, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $127,799.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended March 31, 2025 was equivalent to an annual effective rate of 0.0192% of the fund's average daily net assets.
27

MFS Municipal Intermediate Fund
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
MFS purchased or redeemed fund shares on the dates indicated:
Date	Transaction	Class	Shares	Amount
8/19/2024	Redemption	Class A	13	$118
8/19/2024	Redemption	Class I	15	136
6/23/2023	Redemption	Class R6	5,232	47,664
During the year ended March 31, 2025, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $960,822. The sales transactions resulted in net realized gains (losses) of $47,469.
(4)  Portfolio Securities
For the year ended March 31, 2025, purchases and sales of investments, other than short-term obligations, aggregated $98,794,304 and $35,175,793, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,131,517	$66,000,828	5,617,962	$50,964,498
Class C	47,584	439,983	48,488	432,326
Class I	4,013,133	37,086,660	1,520,581	13,769,584
Class R6	976,340	9,010,298	775,561	7,037,146
	12,168,574	$112,537,769	7,962,592	$72,203,554
Shares issued to shareholders in reinvestment of distributions
Class A	530,444	$4,898,344	377,490	$3,426,231
Class C	2,680	24,691	1,916	17,376
Class I	164,653	1,519,682	126,964	1,151,671
Class R6	47,110	434,521	29,758	269,630
	744,887	$6,877,238	536,128	$4,864,908
Shares reacquired
Class A	(2,838,228)	$(26,189,267)	(2,396,747)	$(21,713,046)
Class C	(35,305)	(324,668)	(27,537)	(249,034)
Class I	(2,320,568)	(21,487,019)	(1,559,168)	(14,003,702)
Class R6	(206,988)	(1,905,402)	(428,790)	(3,840,308)
	(5,401,089)	$(49,906,356)	(4,412,242)	$(39,806,090)
28

MFS Municipal Intermediate Fund
Notes to Financial Statements  - continued
	Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount
Net change
Class A	4,823,733	$44,709,905	3,598,705	$32,677,683
Class C	14,959	140,006	22,867	200,668
Class I	1,857,218	17,119,323	88,377	917,553
Class R6	816,462	7,539,417	376,529	3,466,468
	7,512,372	$69,508,651	4,086,478	$37,262,372
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2025, the fund’s commitment fee and interest expense were $1,004 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended March 31, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$48,668	$89,029,162	$84,105,125	$(1,492)	$113	$4,971,326
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$301,396	$—
29

MFS Municipal Intermediate Fund
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Intermediate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Municipal Intermediate Fund (the “Fund”), including the portfolio of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 18, 2021 (the commencement of the Fund’s investment operations) through March 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from May 18, 2021 (the commencement of the Fund’s investment operations) through March 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
30

MFS Municipal Intermediate Fund
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Municipal Series Trust, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	7,322,751,994.782	223,053,780.642
John A. Caroselli	7,340,207,039.898	205,598,735.525
Maureen R. Goldfarb	7,329,851,138.879	215,954,636.544
Peter D. Jones	7,345,692,839.864	200,112,935.559
John P. Kavanaugh	7,338,325,176.508	207,480,598.915
James W. Kilman, Jr.	7,350,237,992.129	195,567,783.294
Clarence Otis, Jr.	7,338,070,797.806	207,734,977.617
Michael W. Roberge	7,356,927,883.850	188,877,891.573
Maryanne L. Roepke	7,349,743,356.808	196,062,418.615
Paula E. Smith	7,361,671,826.891	184,133,948.532
Laurie J. Thomsen	7,349,711,675.157	196,094,100.266
Darrell A. Williams	7,354,174,152.909	191,631,622.514
31

MFS Municipal Intermediate Fund
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, 95.34% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
32

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Municipal Intermediate Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Municipal Intermediate Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Municipal Intermediate Fund. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.
33

MFS Municipal Income Fund
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Municipal Income Fund
Portfolio of Investments − 3/31/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds – 98.7%
Alabama – 3.4%
Alabama DCH Health Care Authority, Health Care Facilities Rev., 5%, 6/01/2033	$620,000	$ 620,853
Alabama Stadium Trace Village Improvement District Development Incentive Anticipation, 3.625%, 3/01/2036	1,125,000	1,002,858
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2035	240,000	243,562
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2038	1,245,000	1,251,155
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.25%, 6/01/2025	235,000	234,742
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A-1”, 4%, 12/01/2049 (Put Date 12/01/2025)	4,825,000	4,840,010
Black Belt Energy Gas District, AL, Gas Project Rev., “A”, 4%, 6/01/2051 (Put Date 12/01/2031)	12,920,000	12,925,979
Black Belt Energy Gas District, AL, Gas Project Rev., “C”, 5.5%, 10/01/2054 (Put Date 6/01/2032)	23,250,000	24,987,744
Black Belt Energy Gas District, AL, Gas Project Rev., “C”, 5%, 5/01/2055 (Put Date 7/01/2031)	10,520,000	11,110,863
Black Belt Energy Gas District, AL, Gas Project Rev., “F”, 5.5%, 11/01/2053 (Put Date 12/01/2028)	6,810,000	7,155,424
Black Belt Energy Gas District, AL, Gas Project Rev., “B”, 5%, 10/01/2055 (Put Date 9/01/2032)	17,190,000	17,996,503
Energy Southeast, AL, Cooperative District Energy Supply Rev., “B-1”, 5.75%, 4/01/2054 (Put Date 11/01/2031)	14,150,000	15,551,204
Homewood, AL, Educational Building Authority Rev. (CHF - Horizons II LLC, Student Housing & Parking Project at Samford University), “C”, 5.5%, 10/01/2054	1,540,000	1,585,136
Jacksonville, AL, Public Educational Building Authority Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, BAM, 5%, 8/01/2056	4,115,000	4,205,546
Jacksonville, AL, Public Educational Building Authority, Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, AGM, 5.25%, 8/01/2053	2,235,000	2,312,609
Jacksonville, AL, Public Educational Building Authority, Higher Education Facilities Rev. (Jacksonville State University Foundation), “A”, AGM, 5.5%, 8/01/2058	1,885,000	1,977,059
Jefferson County, AL, Cooper Green Mercy Health Services Authority Rev., “A”, 5.25%, 9/01/2052	9,730,000	10,008,733
Jefferson County, AL, Sewer Rev. Warrants, 5.25%, 10/01/2049	9,575,000	9,873,279
Jefferson County, AL, Sewer Rev. Warrants, 5.5%, 10/01/2053	5,605,000	5,860,628
Lauderdale County, AL, Agriculture Center Authority Rev., 4.75%, 7/01/2064	965,000	922,536
Lauderdale County, AL, Agriculture Center Authority Rev., 5.25%, 7/01/2064	940,000	961,576
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 2), “A”, 4%, 12/01/2051 (Put Date 12/01/2031)	9,535,000	9,451,315
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 3), “A-1”, 5.5%, 1/01/2053 (Put Date 12/01/2029)	5,485,000	5,821,203
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 5), “A”, 5.25%, 1/01/2054 (Put Date 7/01/2029)	18,165,000	19,117,115
Southeast Alabama Energy Authority Commodity Supply Rev. (Project No. 6), 5%, 1/01/2054 (Put Date 6/01/2030)	6,875,000	7,225,894
Southeast Alabama Energy Authority Cooperative District Energy Supply Rev., “A”, 5%, 11/01/2035	13,835,000	14,277,258
University of North Alabama, General Fee Rev., “B”, BAM, 5%, 11/01/2038	1,185,000	1,227,175
University of South Alabama Facilities Rev., “A”, BAM, 5%, 4/01/2049	1,955,000	1,982,711
University of South Alabama Facilities Rev., “A”, BAM, 5.25%, 4/01/2054	3,595,000	3,777,623
		$198,508,293
Alaska – 0.1%
Alaska Municipal Bond Bank, General Obligation, “2”, 5.25%, 12/01/2047	$1,580,000	$ 1,624,556
Alaska Municipal Bond Bank, General Obligation, “2”, 5.25%, 12/01/2052	1,975,000	2,010,481
		$3,635,037
Arizona – 1.7%
Arizona Board of Regents, State University System Rev., “B”, 4%, 7/01/2053	$10,795,000	$ 9,818,207
Arizona Industrial Development Authority, Education Rev. (Academies of Math & Science Projects), 5.25%, 7/01/2043	120,000	120,700
Arizona Industrial Development Authority, Education Rev. (Academies of Math & Science Projects), 5.375%, 7/01/2053	440,000	440,170
Arizona Industrial Development Authority, Education Rev. (Academies of Math & Science Projects), 5.5%, 7/01/2058	415,000	417,464
Arizona Industrial Development Authority, Education Rev. (Academies of Math & Science Projects), “A”, 5%, 7/01/2052	975,000	937,885
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “A”, 5.125%, 7/01/2037 (n)	790,000	794,280
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “A”, 5.25%, 7/01/2047 (n)	590,000	590,979
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037 (n)	95,000	95,701
LMBFS-ANN
1

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Arizona – continued
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047 (n)	$130,000	$ 128,199
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051 (n)	810,000	785,083
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2037	790,000	800,827
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2047	1,850,000	1,854,776
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “F”, 5%, 7/01/2052	1,475,000	1,471,826
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037 (n)	130,000	130,848
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047 (n)	130,000	128,199
Arizona Industrial Development Authority, Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051 (n)	245,000	237,463
Arizona Industrial Development Authority, Education Rev. (Benjamin Franklin Charter School Projects), “A”, 5.25%, 7/01/2053	440,000	429,460
Arizona Industrial Development Authority, Education Rev. (Benjamin Franklin Charter School Projects), “A”, 5.5%, 7/01/2058	440,000	440,152
Arizona Industrial Development Authority, Education Rev. (KIPP Nashville Projects), “A”, 5%, 7/01/2047	300,000	297,831
Arizona Industrial Development Authority, Education Rev. (KIPP Nashville Projects), “A”, 5%, 7/01/2057	385,000	375,960
Arizona Industrial Development Authority, Education Rev. (KIPP Nashville Projects), “A”, 5%, 7/01/2062	535,000	517,461
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2036	870,000	848,684
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2038	475,000	456,003
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2039	590,000	559,448
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2040	630,000	593,317
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2051	1,965,000	1,702,187
Arizona Industrial Development Authority, National Charter School Revolving Loan Fund Rev., “A”, 4.25%, 11/01/2052	2,760,000	2,480,843
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 2.125%, 7/01/2033	1,015,000	811,273
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	580,000	532,042
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Sun Health Services), “A”, 5%, 11/15/2042	2,855,000	2,856,343
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Sun Health Services), “A”, 5%, 11/15/2048	3,150,000	3,071,166
La Paz County, AZ, Industrial Development Authority Education Facility, Lease Rev. (Charter School Solutions - Harmony Public Schools Project), “A”, 5%, 2/15/2038	535,000	532,003
La Paz County, AZ, Industrial Development Authority Education Facility, Lease Rev. (Charter School Solutions - Harmony Public Schools Project), “A”, 5%, 2/15/2048	465,000	434,178
Maricopa County, AZ, Higley Unified School District No. 60, Certificates of Participation, AGM, 4.25%, 6/01/2047	655,000	622,349
Maricopa County, AZ, Higley Unified School District No. 60, Certificates of Participation, AGM, 5%, 6/01/2053	4,375,000	4,473,875
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2038	2,360,000	2,399,036
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	135,000	131,230
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	235,000	239,234
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	430,000	430,093
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	365,000	349,532
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	545,000	539,170
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “B”, 5%, 7/01/2039 (n)	680,000	684,671
Maricopa County, AZ, Industrial Development Authority, Education Rev. (Legacy Traditional Schools Projects), “B”, 5%, 7/01/2054 (n)	1,615,000	1,515,899
Maricopa County, AZ, Pollution Control Corp. Rev. (Public Service Co. of New Mexico Palo Verde Project), “B”, 0.875%, 6/01/2043 (Put Date 10/01/2026)	625,000	596,615
Phoenix, AZ, Civic Improvement Corp., Rental Car Facility Charge Rev., “A”, 5%, 7/01/2045	7,865,000	8,068,689
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	370,000	370,390
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	115,000	115,127
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045 (n)	450,000	445,951
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046 (n)	270,000	267,054
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	555,000	555,428
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	445,000	441,921
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	705,000	689,620
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035 (n)	665,000	665,495
2

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Arizona – continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045 (n)	$730,000	$ 706,065
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046 (n)	480,000	463,526
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4%, 12/01/2041 (n)	1,885,000	1,467,810
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4%, 12/01/2051 (n)	6,255,000	4,380,757
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4.15%, 12/01/2057 (n)	2,355,000	1,607,551
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “B”, 5.75%, 12/15/2057 (n)	2,750,000	2,051,772
Phoenix, AZ, Industrial Development Authority, Single Family Mortgage Rev., “A”, 5.75%, 3/01/2056	3,305,000	3,601,201
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC - Arizona State University Project), “A”, 5%, 7/01/2044	335,000	334,830
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC - Arizona State University Project), “A”, 5%, 7/01/2049	815,000	798,351
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC - Arizona State University Project), “A”, 5%, 7/01/2059	665,000	634,070
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC - Arizona State University Project), “A”, 5%, 7/01/2037	395,000	399,156
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC - Arizona State University Project), “A”, 5%, 7/01/2042	480,000	480,394
Pima County, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2041 (n)	185,000	161,676
Pima County, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2041 (n)	995,000	869,557
Pima County, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)	1,105,000	891,318
Pima County, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)	285,000	229,888
Pima County, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2057 (n)	250,000	195,710
Pima County, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2057 (n)	1,245,000	974,634
Pima County, AZ, Industrial Development Authority, Senior Living Rev. (La Posada at Pusch Ridge Project), “A”, 6.75%, 11/15/2042 (n)	925,000	995,702
Pima County, AZ, Industrial Development Authority, Senior Living Rev. (La Posada at Pusch Ridge Project), “A”, 6.875%, 11/15/2052 (n)	2,625,000	2,803,325
Pima County, AZ, Industrial Development Authority, Senior Living Rev. (La Posada at Pusch Ridge Project), “A”, 7%, 11/15/2057 (n)	1,180,000	1,263,712
Pima County, AZ, Industrial Development Authority, Senior Living Rev. (La Posada at Pusch Ridge Project), “B3”, 5.125%, 11/15/2029 (n)	1,135,000	1,136,601
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2038	6,295,000	6,440,103
Sierra Vista, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 5.75%, 6/15/2053	3,560,000	3,642,219
Sierra Vista, AZ, Industrial Development Authority, Education Facility Rev. (American Leadership Academy Project), 5.75%, 6/15/2058	2,700,000	2,756,230
		$98,578,495
Arkansas – 0.3%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$170,000	$ 167,860
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	345,000	341,921
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	40,000	38,030
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2026	3,515,000	3,589,212
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2027	3,690,000	3,819,469
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2028	1,595,000	1,667,522
3

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Arkansas – continued
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2029	$1,360,000	$ 1,431,486
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2037	480,000	492,611
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2039	380,000	386,942
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2040	420,000	426,822
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-2”, 5%, 9/01/2044 (Put Date 9/01/2027)	965,000	975,182
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3%, 7/01/2032	135,000	122,037
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3.125%, 7/01/2036	370,000	302,142
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4.25%, 7/01/2041	145,000	121,668
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4%, 7/01/2052	610,000	420,369
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), 5%, 2/01/2038	1,310,000	1,312,399
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	3,930,000	1,353,100
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2042	1,200,000	1,198,521
		$18,167,293
California – 5.9%
Alameda, CA, Corridor Transportation Authority Rev., Capital Appreciation, “C”, AGM, 0%, 10/01/2052	$6,270,000	$ 3,496,248
Alameda, CA, Corridor Transportation Authority Rev., Capital Appreciation, “C”, AGM, 0%, 10/01/2053	3,695,000	908,366
Alameda, CA, Corridor Transportation Authority Rev., Senior Lien Rev., Capital Appreciation, “A”, AGM, 0%, 10/01/2051	8,000,000	2,289,494
Alameda, CA, Corridor Transportation Authority Rev., Senior Lien Rev., Capital Appreciation, “A”, AGM, 0%, 10/01/2052	6,000,000	1,630,873
Alameda, CA, Corridor Transportation Authority Rev., Senior Lien Rev., Capital Appreciation, “A”, AGM, 0%, 10/01/2053	6,000,000	1,548,353
Alameda, CA, Corridor Transportation Authority Rev., Subordinate Lien Rev., Capital Appreciation, “C”, AGM, 0%, 10/01/2049	6,270,000	1,927,911
Burbank, Glendale & Pasadena, CA, Airport Authority Rev., “B”, AGM, 4.125%, 7/01/2041	2,000,000	1,934,815
Burbank, Glendale & Pasadena, CA, Airport Authority Rev., “B”, AGM, 4.375%, 7/01/2049	1,500,000	1,421,928
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), “A-1, 4%, 5/01/2053 (Put Date 8/01/2028)	6,850,000	6,874,614
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5.25%, 1/01/2054 (Put Date 10/01/2031)	26,240,000	27,419,068
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”C“, 5%, 8/01/2055 (Put Date 10/01/2032)	7,990,000	8,431,730
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”E“, 5%, 2/01/2055 (Put Date 9/01/2032)	6,000,000	6,403,362
California Community Choice Financing Authority, Clean Energy Project Rev. (Green Bonds), ”F“, 5.5%, 10/01/2054 (Put Date 11/01/2030)	12,935,000	13,930,841
California Community College Financing Authority, Lease Rev. (West Valley Mission Community College), ”C“, ETM, 5%, 6/01/2026	3,260,000	3,347,007
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), ”A“, 4%, 6/01/2049	700,000	625,907
California Health Facilities Financing Authority Rev. (Sutter Health), ”A“, 5%, 11/15/2046 (Prerefunded 11/15/2025)	1,990,000	2,019,141
California Housing Finance Agency Municipal Certificates, ”A“, 4%, 3/20/2033	3,562,271	3,563,005
California Housing Finance Agency Municipal Certificates, ”A“, 4.375%, 9/20/2036	18,009,797	17,842,210
California Housing Finance Agency Municipal Certificates, ”X“, 0.798%, 11/20/2035 (i)	52,209,060	2,302,221
California Housing Finance Agency Municipal Certificates, ”X“, 0.72%, 8/20/2036 (i)(n)	18,652,577	870,361
California Infrastructure & Economic Development Bank Refunding Rev. (Los Angeles County Museum of Art Project), ”A“, 1.2%, 12/01/2050 (Put Date 6/01/2028)	6,245,000	5,631,101
California M-S-R Energy Authority, Gas Rev., ”A“, 7%, 11/01/2034	470,000	566,283
California Municipal Finance Authority Rev. (Community Medical Centers), ”A“, 5%, 2/01/2042	1,380,000	1,384,114
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), ”A“, 5.25%, 11/01/2036	1,190,000	1,197,245
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), ”A“, 5.25%, 11/01/2041	1,060,000	1,060,009
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), ”A“, 5.25%, 11/01/2047	2,975,000	2,897,226
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	1,695,000	1,475,436
California Municipal Finance Authority, COP (Palomar Health), ”A“, AGM, 5.25%, 11/01/2052	3,185,000	3,241,253
California Municipal Finance Authority, Multi-Family Housing Rev. (CityView Apartments), ”A“, 4%, 11/01/2036 (n)	1,515,000	1,409,336
4

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
California – continued
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 3.75%, 10/01/2045 (Put Date 6/02/2025)	$355,000	$ 354,923
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 2.4%, 10/01/2044 (Put Date 10/01/2029)	3,370,000	3,166,506
California Municipal Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), ”A“, 4.1%, 12/01/2044 (Put Date 12/01/2025)	1,625,000	1,624,559
California Municipal Special Finance Agency, Essential Housing Rev. (Solana at Grand), ”A-1“, 4%, 8/01/2056 (n)	2,420,000	2,067,360
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	405,000	407,906
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	405,000	394,191
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), ”A“, 4%, 10/15/2026	330,000	331,216
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), ”A“, 5%, 11/15/2036 (n)	1,105,000	1,119,084
California Public Finance Authority, Senior Living Rev. (Enso Village Project), ”B-1“, 3.125%, 5/15/2029 (n)	3,945,000	3,822,735
California Public Finance Authority, Senior Living Rev. (Enso Village Project), ”B-2“, 2.375%, 11/15/2028 (n)	185,000	180,242
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), ”A“, 4%, 8/01/2051	550,000	451,406
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), ”A“, 4%, 8/01/2061 (n)	890,000	700,768
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), ”A“, 5%, 7/01/2045 (n)	1,055,000	1,055,564
California School Finance Authority, School Facility Rev. (KIPP LA Projects), ”A“, 4%, 7/01/2050	2,740,000	2,361,601
California Statewide Communities Development Authority Rev. (Adventist Health System/West), ”A“, 5%, 3/01/2034	790,000	810,236
California Statewide Communities Development Authority Rev. (Adventist Health System/West), ”A“, 5%, 3/01/2035	1,160,000	1,187,082
California Statewide Communities Development Authority Rev. (California Baptist University), ”A“, 3.5%, 11/01/2027 (n)	1,885,000	1,846,660
California Statewide Communities Development Authority Rev. (California Baptist University), ”A“, 5%, 11/01/2032 (n)	385,000	390,644
California Statewide Communities Development Authority Rev. (California Baptist University), ”A“, 5%, 11/01/2041 (n)	755,000	747,763
California Statewide Communities Development Authority Rev. (Enloe Medical Center), ”A“, AGM, 5.25%, 8/15/2052	2,640,000	2,755,018
California Statewide Communities Development Authority Rev. (Enloe Medical Center), ”A“, AGM, 5.375%, 8/15/2057	5,000,000	5,251,666
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	190,000	190,194
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), ”A“, 5.25%, 12/01/2044	2,085,000	2,085,567
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), ”A“, 5.25%, 12/01/2056 (n)	8,560,000	8,568,523
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), ”A“, 5.5%, 12/01/2058	5,820,000	5,918,520
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029 (n)	490,000	499,001
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	375,000	380,326
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049 (n)	1,415,000	1,421,312
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052 (n)	615,000	616,132
California Statewide Communities Development Authority, Essential Housing Rev. (Pasadena Portfolio), ”A-1“, 2.65%, 12/01/2046 (n)	7,080,000	5,503,664
California Statewide Communities Development Authority, Insured Rev. (Viamonte Senior Living 1 Project), ”A“, 3.5%, 7/01/2034	630,000	620,179
California Statewide Communities Development Authority, Multi-Family Housing Rev. (Apple Tree Village Apartments), ”R“, 3.95%, 4/01/2060 (Put Date 10/01/2037)	10,200,000	8,348,604
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, ”A“, AGM, 0%, 8/01/2031	3,160,000	2,555,617
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, ”A“, AGM, 0%, 8/01/2033	2,195,000	1,635,462
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, ”B-1“, 3.85%, 6/01/2050	14,945,000	13,753,281
Irvine, CA, Financial Authority, Special Tax Rev. (Irvine Great Park Infrastructure Project), BAM, 4%, 9/01/2058	10,305,000	9,662,174
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), ”A“, 5%, 5/15/2036	1,345,000	1,401,500
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), ”A“, 5%, 5/15/2037	1,005,000	1,043,890
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), ”A“, 5%, 5/15/2038	2,210,000	2,289,435
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), ”A“, 5%, 5/15/2039	3,275,000	3,386,231
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5.25%, 5/15/2038	1,395,000	1,434,309
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	2,840,000	2,864,818
Los Angeles, CA, Department of Water & Power Water System Rev., ”A“, 5%, 7/01/2038	3,180,000	3,192,941
5

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
California – continued
Modesto, CA, Elementary School District, General Obligation, ”B“, 3%, 8/01/2046	$1,415,000	$ 1,083,287
Modesto, CA, Elementary School District, General Obligation, ”B“, 3%, 8/01/2050	880,000	645,664
Montebello, CA, Public Financing Authority, Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), ”A“, 5%, 6/01/2041	5,115,000	5,178,365
Montebello, CA, Public Financing Authority, Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), ”A“, 5%, 6/01/2046	1,575,000	1,592,446
Mount San Antonio, CA, Community College District Rev. (Election of 2008), ”A“, 5.875%, 8/01/2028	1,465,000	1,587,596
Mountain House Financing Authority, CA, Utility Systems Rev., BAM, 4.125%, 12/01/2048	1,000,000	968,852
Mountain House Financing Authority, CA, Utility Systems Rev., BAM, 4.25%, 12/01/2052	2,000,000	1,947,992
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, AGM, 0%, 8/01/2029	2,425,000	2,104,708
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, AGM, 0%, 8/01/2030	3,110,000	2,600,923
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2027	155,000	144,759
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2027	75,000	70,045
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2027	130,000	121,411
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2029	225,000	196,882
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2029	125,000	109,379
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2030	180,000	152,182
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, ”A“, ETM, AGM, 0%, 8/01/2030	125,000	105,129
Pomona, CA, Unified School District, General Obligation, ”F“, BAM, 3%, 8/01/2048	765,000	591,569
River Islands, CA, Public Finance Authority Improvement Area No. 1, Community Facilities District No. 2003-1, ”A-1“, AGM, 5.25%, 9/01/2052	6,700,000	6,991,053
River Islands, CA, Public Finance Authority, Community Facilities District No. 2016-1, AGM, 5.25%, 9/01/2052	1,575,000	1,643,419
Riverside County, CA, Transportation Commission Rev. (Limited Tax), ”A“, 2%, 6/01/2029	1,585,000	1,470,482
Sacramento County, CA, Airport System Rev., ”A“, 5%, 7/01/2041	7,865,000	7,982,788
Sacramento County, CA, Airport System Rev., ”B“, 5%, 7/01/2041	4,720,000	4,790,688
San Diego County, CA, Regional Airport Authority Rev., ”B“, 4%, 7/01/2041	1,310,000	1,241,154
San Diego County, CA, Regional Airport Authority Rev., ”B“, 4%, 7/01/2046	1,500,000	1,345,707
San Diego County, CA, Regional Airport Authority Rev., ”B“, 5%, 7/01/2046	1,875,000	1,905,496
San Diego County, CA, Regional Airport Authority Rev., ”B“, 5%, 7/01/2051	1,875,000	1,892,760
San Diego County, CA, Regional Airport Authority Rev., ”B“, 4%, 7/01/2056	2,060,000	1,763,360
San Francisco, CA, City & County Airports Commission Refunding Rev., ”C“, 5.75%, 5/01/2048	5,975,000	6,489,454
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”C“, 5.5%, 5/01/2042	8,275,000	8,905,572
San Francisco, CA, City & County Airports Commission, International Airport Rev., ”C“, 5.5%, 5/01/2043	6,145,000	6,594,687
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2038	3,385,000	3,475,104
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2039	3,855,000	3,948,069
San Francisco, CA, City & County Airports Commission, International Airport Rev., “E”, 5%, 5/01/2040	1,800,000	1,837,908
San Francisco, CA, City & County Redevelopment Successor Agency (Mission Bay South Redevelopment Project), ”A“, 5%, 8/01/2043	270,000	270,092
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, ”A“, NPFG, 0%, 9/01/2026	4,015,000	3,851,626
Southern California Public Power Authority, Clean Energy Project Rev., “A”, 5%, 4/01/2055 (Put Date 9/01/2030)	5,420,000	5,687,646
State of California, Veterans General Obligation, ”CU“, 4.85%, 12/01/2046	1,445,000	1,480,329
Tulare and Kings Counties, CA, College of the Sequoias Community District (Area Improvement District No. 3), ”E“, 3%, 8/01/2051	1,685,000	1,277,961
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., ”A“, 5%, 7/01/2045 (n)	6,640,000	6,372,438
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., ”A“, 5%, 7/01/2061 (n)	6,760,000	6,180,496
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., Convertible Capital Appreciation, ”B“, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	9,605,000	4,552,528
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, ”C“, AGM, 0%, 8/01/2029	2,710,000	2,372,215
		$349,572,489
Colorado – 3.4%
Arapahoe County, CO, Whispering Pines Metropolitan District No. 1, General Obligation, 5%, 12/01/2043	$325,000	$ 335,053
Arapahoe County, CO, Whispering Pines Metropolitan District No. 1, General Obligation, AGM, 5%, 12/01/2052	645,000	655,499
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	56,000	57,725
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), ”A“, 5%, 12/01/2038	805,000	805,190
6

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Colorado – continued
Colorado Educational & Cultural Facilities Authority Rev. (Leman Academy of Excellence-Douglas County, CO Campus Project), ”A“, 4.25%, 7/01/2043	$3,105,000	$ 2,832,364
Colorado Educational & Cultural Facilities Authority Rev. (Leman Academy of Excellence-Douglas County, CO Campus Project), ”A“, 4.5%, 7/01/2053	5,250,000	4,710,734
Colorado Educational & Cultural Facilities Authority Rev. (Leman Academy of Excellence-Douglas County, CO Campus Project), ”A“, 4.5%, 7/01/2058	3,780,000	3,341,768
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	430,000	430,395
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	390,000	390,323
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	385,000	385,856
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	720,000	720,713
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), ”A“, 4%, 12/01/2048	2,710,000	2,369,383
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,460,000	1,461,116
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	240,000	243,734
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	290,000	290,136
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	305,000	300,164
Colorado Educational & Cultural Facilities Authority, Charter School Refunding & Improvement Rev. (Liberty Common School Project), “A”, BAM, 5%, 1/15/2044	595,000	626,126
Colorado Educational & Cultural Facilities Authority, Charter School Refunding & Improvement Rev. (Liberty Common School Project), “A”, BAM, 5%, 1/15/2049	2,075,000	2,152,196
Colorado Educational & Cultural Facilities Authority, Charter School Refunding & Improvement Rev. (Pinnacle Charter School, Inc. Project), “A”, 4%, 12/01/2041	1,315,000	1,222,008
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (American Academy Project), 5%, 12/01/2040	2,800,000	2,823,928
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (American Academy Project), 5%, 12/01/2050	14,255,000	13,980,958
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2040	1,380,000	1,405,132
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2050	2,825,000	2,826,754
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Prospect Ridge Academy Project), “A”, 5%, 3/15/2055	4,165,000	4,133,219
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (American Academy Project), 5%, 12/01/2055	4,905,000	4,755,426
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2050	385,000	327,710
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2055	690,000	572,438
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Highline Academy Charter School Project), 5.75%, 12/01/2061	3,140,000	3,253,918
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A“, 5.5%, 11/01/2047	2,915,000	3,063,819
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A“, 5.25%, 11/01/2052	4,430,000	4,587,149
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2044	4,025,000	3,693,351
Colorado Health Facilities Authority Rev. (CommonSpirit Health), ”A-2“, 4%, 8/01/2049	8,090,000	7,142,005
Colorado Health Facilities Authority Rev. (Covenant Living Communities & Services), ”A“, 5.125%, 12/01/2045 (w)	1,955,000	2,016,357
Colorado Health Facilities Authority Rev. (Covenant Living Communities & Services), ”A“, 5.125%, 12/01/2050 (w)	2,635,000	2,684,680
Colorado Health Facilities Authority Rev. (Covenant Living Communities & Services), ”A“, 5.125%, 12/01/2055 (w)	1,780,000	1,804,752
Colorado Health Facilities Authority Rev. (Sanford Health), ”A“, 5%, 11/01/2039	7,395,000	7,658,020
Colorado Health Facilities Authority Rev. (SCL Health System), ”A“, 4%, 1/01/2036	935,000	928,135
Colorado Health Facilities Authority Rev. (SCL Health System), ”A“, 4%, 1/01/2037	3,380,000	3,320,371
Colorado Health Facilities Authority Rev. (SCL Health System), ”A“, 4%, 1/01/2038	3,895,000	3,789,137
Colorado Health Facilities Authority, Hospital Rev. (AdventHealth Obligated Group), ”A“, 4%, 11/15/2043	3,685,000	3,381,673
Colorado Health Facilities Authority, Hospital Rev. (Adventist System/Sunbelt Obligated Group), ”A“, 5%, 11/15/2041	7,865,000	7,935,982
Colorado Health Facilities Authority, Hospital Rev. (Adventist System/Sunbelt Obligated Group), ”A“, 4%, 11/15/2048	18,540,000	16,168,669
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2035	600,000	590,121
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2037	355,000	346,127
7

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Colorado – continued
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2038	$280,000	$ 271,086
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2039	280,000	269,373
Colorado Health Facilities Authority, Hospital Rev. (Boulder Community Health Project), 4%, 10/01/2040	240,000	228,776
Colorado Housing & Finance Authority, Mortgage Backed Securities (Fitzsimons Gateway Apartments Project), ”A“, FNMA, 4.48%, 3/01/2044	1,647,434	1,600,294
Colorado Housing & Finance Authority, Single Family Mortgage, Class I, ”C“, 4.75%, 5/01/2049 (u)	2,680,000	2,715,666
Colorado Housing & Finance Authority, Single Family Mortgage, Class I, ”F“, GNMA, 5.25%, 11/01/2052	4,760,000	4,915,374
Colorado Housing & Finance Authority, Single Family Mortgage, Class III, ”D“, 5.75%, 5/01/2053	16,150,000	17,079,289
Colorado Housing & Finance Authority, Single Family Mortgage, Class III, ”H“, 4.25%, 11/01/2049	2,225,000	2,242,939
Colorado Regional Transportation District, Sales Tax Rev. (FasTracks Project), ”A“, 5%, 11/01/2036	2,170,000	2,220,566
Colorado Regional Transportation District, Sales Tax Rev. (FasTracks Project), ”A“, 5%, 11/01/2040	7,865,000	8,012,971
Denver, CO, City & County Airport System Rev., ”A“, 4.125%, 11/15/2047	2,700,000	2,429,511
Denver, CO, City & County Airport System Rev., ”A“, 4.125%, 11/15/2053	2,535,000	2,251,125
Denver, CO, City & County Airport System Rev., ”B“, 5.5%, 11/15/2040	1,255,000	1,359,705
Denver, CO, City & County Airport System Rev., ”B“, 5.5%, 11/15/2041	500,000	538,432
Denver, CO, City & County Airport System Rev., ”B“, 5.5%, 11/15/2042	235,000	251,451
Denver, CO, City & County Airport System Rev., ”B“, 5.5%, 11/15/2043	1,000,000	1,065,375
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,290,000	1,287,900
Denver, CO, Health & Hospital Authority Rev., ”A“, 4%, 12/01/2038	620,000	575,963
Denver, CO, Health & Hospital Authority Rev., ”A“, 4%, 12/01/2040	1,000,000	909,003
Denver, CO, Health & Hospital Authority Rev., ”A“, 5.25%, 12/01/2045	955,000	955,098
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2030	1,160,000	1,191,825
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2031	1,310,000	1,344,652
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2032	1,385,000	1,420,277
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2033	1,385,000	1,419,145
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2034	1,140,000	1,166,802
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2035	1,285,000	1,313,745
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., ”A“, NPFG, 5%, 12/01/2045	4,155,000	4,177,346
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	800,000	838,157
State of Colorado (Building Excellent Schools Today), ”S“, COP, AGM, 4%, 3/15/2046	12,145,000	11,258,031
Sterling, CO, Water Resources & Power Development Authority Rev. (Wastewater Utility Enterprise Project), ”A“, AGM, 5%, 9/01/2055	795,000	817,692
		$202,647,883
Connecticut – 0.8%
Connecticut Airport Authority Rev. (Ground Transportation Center Project), ”A“, 4%, 7/01/2049	$1,550,000	$ 1,345,710
Connecticut Health & Educational Facilities Authority Rev. (Connecticut Children's Medical), ”E“, 5.25%, 7/15/2048	1,910,000	2,016,978
Connecticut Health & Educational Facilities Authority Rev. (Connecticut Children's Medical), ”E“, 4.25%, 7/15/2053	2,195,000	2,068,276
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), ”F“, 5%, 7/01/2025	2,355,000	2,356,050
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), ”F“, 5%, 7/01/2043	3,330,000	3,189,723
Connecticut Higher Education Supplemental Loan Authority Rev. (CHESLA Loan Program), ”B“, 3.5%, 11/15/2033	1,380,000	1,276,098
Connecticut Higher Education Supplemental Loan Authority Rev. (CHESLA Loan Program), ”B“, 3.75%, 11/15/2034	1,570,000	1,460,737
Connecticut Higher Education Supplemental Loan Authority Rev. (CHESLA Loan Program), ”B“, 4%, 11/15/2035	935,000	904,787
Connecticut Higher Education Supplemental Loan Authority Rev. (CHESLA Loan Program), ”B“, 4%, 11/15/2036	415,000	402,277
Connecticut Higher Education Supplemental Loan Authority Rev. (CHESLA Loan Program), ”B“, 4.25%, 11/15/2039	855,000	835,371
Great Pond, CT, Improvement District Special Obligation Rev. (Great Pond Phase II Project), 5.5%, 10/01/2042 (n)	2,050,000	2,084,863
Great Pond, CT, Improvement District Special Obligation Rev. (Great Pond Phase II Project), 5.75%, 10/01/2052 (n)	5,560,000	5,664,521
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	7,145,000	7,204,716
Norwalk, CT, Housing Authority Multi-Family (Monterey Village Apartments), FNMA, 4.4%, 9/01/2042	2,215,000	2,169,976
Stamford, CT, Housing Authority Rev. (Mozaic Concierge Living Project), ”C“, 4.75%, 10/01/2032 (w)	8,085,000	8,112,410
Stamford, CT, Housing Authority Rev. (Mozaic Concierge Living Project), ”D“, 4.25%, 10/01/2030 (w)	3,695,000	3,701,249
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2031 (n)	145,000	144,772
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2036 (n)	230,000	222,420
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2041 (n)	275,000	251,364
8

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Connecticut – continued
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 5.625%, 4/01/2044	$485,000	$ 502,109
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2051 (n)	630,000	527,750
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 6%, 4/01/2052 (n)	845,000	896,422
West Haven, CT, General Obligation, BAM, 4%, 3/15/2040	590,000	566,531
		$47,905,110
Delaware – 0.4%
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), ”A“, 5%, 9/01/2046	$375,000	$ 375,137
Delaware Economic Development Authority, Retirement Communities Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), ”B“, 5.25%, 11/15/2053	3,670,000	3,729,219
Delaware Housing Authority, Multi-Family Rev. (Luther Towers Apartments), HUD Section 8, 4.65%, 1/01/2041	19,719,158	19,773,891
		$23,878,247
District of Columbia – 0.5%
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	$2,200,000	$ 2,200,008
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	3,545,000	3,522,838
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2035	2,360,000	2,402,794
District of Columbia, Housing Finance Agency, Multi-Family Sustainable Mortgage Rev. (Edmonson), FNMA, 4.8%, 6/01/2045	1,542,325	1,516,435
District of Columbia, Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	720,000	687,263
Metropolitan Washington, D.C., Airport Authority, Dulles Toll Road Rev. (Dulles Metrorail and Capital Improvement Projects), ”A“, AGM, 4%, 10/01/2052	2,085,000	1,861,623
Metropolitan Washington, D.C., Airport Authority, Dulles Toll Road Rev. (Dulles Metrorail and Capital Improvement Projects), ”B“, AGM, 4%, 10/01/2049	1,455,000	1,300,768
Metropolitan Washington, D.C., Airport Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), ”B“, AGM, 4%, 10/01/2053	1,250,000	1,095,187
Washington, D.C., Metropolitan Area Transit Authority Dedicated Rev., ”A“, 5.25%, 7/15/2059 (u)	11,950,000	12,596,918
		$27,183,834
Florida – 6.1%
Alachua County, FL, Health Facilities Authority, Continuing Care Retirement Community Rev. (Oak Hammock, Inc. at the University of Florida), 4%, 10/01/2040	$520,000	$ 468,852
Alachua County, FL, Health Facilities Authority, Continuing Care Retirement Community Rev. (Oak Hammock, Inc. at the University of Florida), 4%, 10/01/2046	700,000	592,153
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), ”B-1“, 5%, 12/01/2035	795,000	832,700
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), ”B-1“, 5%, 12/01/2036	1,345,000	1,403,794
Alachua County, FL, Health Facilities Authority, Health Facilities Rev. (Shands Teaching Hospital and Clinics, Inc. at the University of Florida), ”B-1“, 5%, 12/01/2037	1,750,000	1,819,791
Arborwood Community Development District, FL, Capital Improvement Rev., ”A-1“, 6.9%, 5/01/2036	20,000	20,009
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	825,000	825,286
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	385,000	385,034
Broward County, FL, Airport System Rev., 5%, 10/01/2042	855,000	860,980
Broward County, FL, Airport System Rev., ”A“, 5%, 10/01/2038	2,360,000	2,418,929
Broward County, FL, Airport System Rev., ”A“, 5%, 10/01/2039	3,540,000	3,616,465
Broward County, FL, Airport System Rev., ”A“, 5%, 10/01/2044	2,755,000	2,779,951
Charlotte and Lee Counties, FL, Babcock Ranch Community Independent Special District, Special Assessment Rev., 4.3%, 5/01/2031	95,000	94,307
Charlotte and Lee Counties, FL, Babcock Ranch Community Independent Special District, Special Assessment Rev., 5%, 5/01/2044	910,000	890,435
Charlotte and Lee Counties, FL, Babcock Ranch Community Independent Special District, Special Assessment Rev., 5.25%, 5/01/2055	695,000	676,010
Collier County, FL, Health Facilities Authority, Residential Care Facility Rev. (The Moorings, Inc.), 4%, 5/01/2052	4,070,000	3,361,586
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 6.25%, 5/15/2035 (a)(d)(z)	75,307	8
9

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Florida – continued
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 7.75%, 5/15/2035 (a)(d)(z)	$492,158	$ 49
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 8.125%, 5/15/2044 (a)(d)(z)	741,965	74
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 6.5%, 5/15/2049 (a)(d)(z)	135,552	14
Collier County, FL, Industrial Development Authority, Healthcare Facilities Rev. (NCH Healthcare System Projects), ”A“, AGM, 5%, 10/01/2049	2,000,000	2,064,345
Collier County, FL, Industrial Development Authority, Healthcare Facilities Rev. (NCH Healthcare System Projects), ”A“, AGM, 5%, 10/01/2054	2,115,000	2,168,748
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	465,000	468,014
Florida Capital Region Community Development District, Capital Improvement Rev., ”A-1“, 4.625%, 5/01/2028	80,000	80,636
Florida Capital Region Community Development District, Capital Improvement Rev., ”A-1“, 5.125%, 5/01/2039	395,000	397,621
Florida Capital Trust Agency, Air Cargo Rev. (Aero Miami FX LLC), ”A“, 5.35%, 7/01/2029	3,950,000	3,954,195
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), ”A“, 4%, 8/01/2030	70,000	69,171
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), ”A“, 5%, 8/01/2040	125,000	124,403
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), ”A“, 5%, 8/01/2055	385,000	362,144
Florida Development Finance Corp., Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), ”A“, 3%, 7/01/2031 (n)	100,000	94,308
Florida Development Finance Corp., Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), ”A“, 4%, 7/01/2051 (n)	510,000	425,680
Florida Development Finance Corp., Educational Facilities Rev. (Mater Academy Projects), ”A“, 5%, 6/15/2047	250,000	246,553
Florida Development Finance Corp., Educational Facilities Rev. (Mater Academy Projects), ”A“, 5%, 6/15/2052	880,000	848,994
Florida Development Finance Corp., Educational Facilities Rev. (Mater Academy Projects), ”A“, 5%, 6/15/2056	1,290,000	1,238,842
Florida Development Finance Corp., Educational Facilities Rev. (Renaissance Charter School Projects), “C”, 4%, 9/15/2030 (n)	220,000	209,842
Florida Development Finance Corp., Educational Facilities Rev. (Renaissance Charter School Projects), “C”, 5%, 9/15/2040 (n)	395,000	373,663
Florida Development Finance Corp., Educational Facilities Rev. (Renaissance Charter School Projects), “C”, 5%, 9/15/2050 (n)	775,000	695,406
Florida Development Finance Corp., Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2035	120,000	114,819
Florida Development Finance Corp., Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2045	225,000	192,317
Florida Development Finance Corp., Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2055	315,000	250,811
Florida Development Finance Corp., Educational Facilities Rev. (River City Science Academy Projects), “A-1”, 5%, 7/01/2042	170,000	170,243
Florida Development Finance Corp., Educational Facilities Rev. (River City Science Academy Projects), “A-1”, 5%, 7/01/2051	155,000	150,237
Florida Development Finance Corp., Educational Facilities Rev. (River City Science Academy Projects), “A-1”, 5%, 2/01/2057	185,000	177,331
Florida Development Finance Corp., Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), ”A“, 6%, 6/15/2037 (n)	305,000	307,699
Florida Development Finance Corp., Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), ”A“, 6.125%, 6/15/2047 (n)	930,000	932,200
Florida Development Finance Corp., Healthcare Facilities Rev. (UF Health Jacksonville Project), ”A“, AGM, 4%, 2/01/2046	5,120,000	4,748,547
Florida Development Finance Corp., Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2031 (n)	540,000	550,838
Florida Development Finance Corp., Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2035 (n)	320,000	322,868
Florida Development Finance Corp., Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2051 (n)	6,605,000	6,114,444
Florida Development Finance Corp., Senior Living Rev. (Mayflower Retirement Community Project), ”A“, 4%, 6/01/2036 (n)	645,000	587,369
Florida Development Finance Corp., Senior Living Rev. (Mayflower Retirement Community Project), ”A“, 4%, 6/01/2041 (n)	330,000	283,500
Florida Development Finance Corp., Senior Living Rev. (Mayflower Retirement Community Project), ”A“, 4%, 6/01/2046 (n)	490,000	398,866
Florida Development Finance Corp., Solid Waste Disposal Rev. (GFL Solid Waste Southeast LLC Project), ”A“, 4.375%, 10/01/2054 (Put Date 10/01/2031)	9,850,000	9,855,718
Florida Development Finance Corp., Student Housing Rev. (SFP - Tampa I - The Henry Project), ”A-1“, 5%, 6/01/2044 (n)	180,000	178,041
Florida Development Finance Corp., Student Housing Rev. (SFP - Tampa I - The Henry Project), ”A-1“, 5.25%, 6/01/2054 (n)	1,065,000	1,054,990
Florida Development Finance Corp., Student Housing Rev. (SFP - Tampa I - The Henry Project), ”A-1“, 5.25%, 6/01/2059	710,000	697,643
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	740,000	765,007
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	1,020,000	1,045,472
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	845,000	862,721
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	645,000	653,484
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	900,000	827,011
10

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Florida – continued
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	$1,240,000	$ 1,126,420
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	1,480,000	1,325,832
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	2,310,000	1,996,133
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), ”A“, 4.5%, 6/01/2033 (n)	435,000	409,365
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), ”A“, 4.75%, 6/01/2038 (n)	2,475,000	2,251,492
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), ”A“, 5%, 6/01/2048 (n)	1,785,000	1,582,254
Florida Housing Finance Corp., Homeowner Mortgage Rev., ”1“, FHLMC, 4%, 7/01/2049	1,250,000	1,252,730
Florida Housing Finance Corp., Homeowner Mortgage Rev., ”1“, GNMA, 3%, 1/01/2052	3,455,000	3,402,964
Florida Housing Finance Corp., Homeowner Mortgage Rev., ”1“, GNMA, 3.5%, 7/01/2052	6,460,000	6,425,254
Florida Housing Finance Corp., Homeowner Mortgage Rev., ”2“, GNMA, 3%, 7/01/2052	4,465,000	4,382,027
Florida Housing Finance Corp., Homeowner Mortgage Rev., ”5“, GNMA, 6.25%, 1/01/2055	1,780,000	1,948,887
Florida Mid-Bay Bridge Authority Rev., ”A“, 5%, 10/01/2035	2,560,000	2,570,611
Hillsborough County, FL, Aviation Authority, Tampa International Airport Rev., ”B“, 5.5%, 10/01/2054 (u)	5,485,000	5,828,667
Hillsborough County, FL, Industrial Development Authority, Baycare Health System Rev., ”C“, 5.5%, 11/15/2054 (u)	10,980,000	11,796,941
Hillsborough County, FL, Industrial Development Authority, Hospital Rev. (Tampa General Hospital Project), ”A“, 4%, 8/01/2055	1,875,000	1,645,233
Hillsborough County, FL, Solid Waste & Resource Recovery Rev., ”A“, 5.25%, 9/01/2050 (u)	2,990,000	3,117,704
Hillsborough County, FL, Solid Waste & Resource Recovery Rev., ”A“, AGM, 5.25%, 9/01/2054 (u)	10,390,000	10,765,767
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), ”B“, 5%, 6/01/2053 (n)	450,000	387,061
Jea Water and Sewer System Rev., 5.25%, 10/01/2055	19,530,000	20,848,793
JEA, FL, Water and Sewer System Rev., ”A“, 5.5%, 10/01/2054 (u)	10,000,000	10,826,157
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	95,000	95,028
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	150,000	147,386
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	480,000	485,568
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Taylor Ranch Project), 6.125%, 5/01/2043	1,075,000	1,129,904
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Taylor Ranch Project), 6.3%, 5/01/2054	1,500,000	1,570,758
Lee County, FL, Airport Rev., AGM, 5.25%, 10/01/2054 (u)	2,495,000	2,578,771
Lee County, FL, Airport Rev., AGM, 5.25%, 10/01/2054 (u)	4,195,000	4,335,849
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Alliance), 5%, 11/15/2044	1,620,000	1,629,560
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Alliance), 5%, 11/15/2049	1,740,000	1,728,149
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group Project), ”C“, 5%, 11/15/2044	2,880,000	2,911,735
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group Project), ”C“, 5%, 11/15/2054	7,935,000	7,757,511
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group), ”A“, 5.25%, 11/15/2054	3,195,000	3,241,621
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group), ”B-1“, 4.75%, 11/15/2029	930,000	931,103
Lee County, FL, Industrial Development Authority, Healthcare Facilities Rev. (Shell Point Obligated Group), ”B-2“, 4.375%, 11/15/2029	720,000	720,919
Manatee County, FL, Public Utilities Improvement Refunding Rev., 4%, 10/01/2048	10,000,000	9,395,728
Manatee County, FL, Public Utilities Improvement Refunding Rev., 4%, 10/01/2053	6,750,000	6,224,483
Miami Beach, FL, Health Facilities Authority, Hospital Rev. (Mount Sinai Medical Center of Florida), ”B“, 4%, 11/15/2051	9,745,000	8,443,282
Miami-Dade County, FL, Aviation Rev., ”A“, 5.25%, 10/01/2050 (u)	6,860,000	7,114,094
Miami-Dade County, FL, Aviation Rev., ”A“, 5.5%, 10/01/2055 (u)	7,565,000	7,962,190
Miami-Dade County, FL, Seaport Refunding Rev., ”A“, 5.25%, 10/01/2052	1,630,000	1,671,742
Miami-Dade County, FL, Seaport Refunding Rev., ”A-1“, AGM, 4%, 10/01/2045	4,880,000	4,388,572
Midtown Miami, FL, Community Development District, Special Assessment (Infrastructure Project), ”B“, 5%, 5/01/2029	185,000	185,060
Midtown Miami, FL, Community Development District, Special Assessment (Infrastructure Project), ”B“, 5%, 5/01/2037	110,000	109,996
Midtown Miami, FL, Community Development District, Special Assessment (Parking Garage Project), ”A“, 5%, 5/01/2037	185,000	184,993
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Obligated Group Project), ”A“, 4%, 8/01/2036	1,000,000	968,631
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Obligated Group Project), ”A“, 4%, 8/01/2042	3,625,000	3,315,385
11

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Florida – continued
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Obligated Group Project), ”A“, 4%, 8/01/2047	$4,085,000	$ 3,582,981
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Health Obligated Group), ”A“, 5%, 10/01/2053	8,320,000	8,468,199
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Health Obligated Group), ”A“, 5.25%, 10/01/2056	7,090,000	7,400,647
Orange County, FL, Health Facilities Authority, Hospital Rev. (Presbyterian Retirement Communities Obligated Group Project), 5%, 8/01/2047	1,900,000	1,925,348
Orange County, FL, Health Facilities Authority, Hospital Rev. (Presbyterian Retirement Communities Obligated Group Project), 5%, 8/01/2054	1,665,000	1,665,496
Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Rev., 5.25%, 10/01/2048 (u)	14,640,000	15,196,153
Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Rev., 5.25%, 10/01/2049	2,825,000	2,936,843
Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Rev., 5.25%, 10/01/2051 (u)	8,475,000	8,762,398
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), ”A-1“, 5%, 10/01/2044	590,000	602,535
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2035	435,000	281,350
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2036	520,000	320,013
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2037	200,000	116,823
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2038	610,000	338,006
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2039	725,000	379,539
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2040	775,000	383,051
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2041	865,000	402,738
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, ”A-2“, 0%, 10/01/2042	695,000	305,121
Palm Beach County, FL, Educational Facilities Authority Rev. (Palm Beach Atlantic University, Inc.), 5%, 10/01/2043	885,000	875,745
Palm Beach County, FL, Educational Facilities Authority Rev. (Palm Beach Atlantic University, Inc.), 5.25%, 10/01/2048	1,800,000	1,803,465
Palm Beach County, FL, Educational Facilities Authority Rev. (Palm Beach Atlantic University, Inc.), 5.25%, 10/01/2053	2,730,000	2,695,394
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2031	480,000	468,665
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2036	790,000	739,307
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2041	515,000	455,769
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.25%, 6/01/2056	3,250,000	2,646,845
Palm Beach County, FL, Health Facilities Authority, Hospital Rev. (Baptist Health South Florida Obligated Group), 4%, 8/15/2049	7,700,000	6,686,879
Palm Beach County, FL, Health Facilities Authority, Hospital Rev. (Jupiter Medical Center Project), ”A“, 5%, 11/01/2047	755,000	758,431
Palm Beach County, FL, Health Facilities Authority, Hospital Rev. (Jupiter Medical Center Project), ”A“, 5%, 11/01/2052	985,000	978,765
Palm Beach County, FL, Health Facilities Authority, Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), ”B“, 5%, 11/15/2042	700,000	714,556
Pasco County, FL, Capital Improvement Cigarette Tax Allocation, ”A“, AGM, 5%, 9/01/2048	4,540,000	4,630,971
Pasco County, FL, Capital Improvement Cigarette Tax Allocation, ”A“, AGM, 5.75%, 9/01/2054	4,430,000	4,765,259
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	540,000	548,547
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	700,000	705,049
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), 4%, 9/01/2040	160,000	145,904
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), 4%, 9/01/2050	4,215,000	3,501,029
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), ”A“, 4%, 9/01/2051	3,020,000	2,489,371
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), ”A“, 4%, 9/01/2056	4,500,000	3,597,179
South Miami, FL, Health Facilities Authority, Hospital Refunding Rev. (Baptist Health South Florida Obligated Group), 4%, 8/15/2047	13,610,000	12,113,201
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2027	85,000	83,027
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2028	80,000	77,470
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2029	85,000	81,715
12

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Florida – continued
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2030	$75,000	$ 71,491
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2031	80,000	75,565
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2036	375,000	336,483
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2041	285,000	240,347
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2046	285,000	226,114
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), ”A“, 4%, 12/15/2050	275,000	208,114
Sterling Hill Community Development District, FL, Capital Improvement Rev., ”B“, 5.5%, 11/01/2025 (d)	42,764	19,671
Sumter County, FL, Industrial Development Authority, Hospital Rev. (Central Florida Health Alliance Projects), ”A“, 5%, 7/01/2026	195,000	195,241
Sumter County, FL, Industrial Development Authority, Hospital Rev. (Central Florida Health Alliance Projects), ”A“, 5%, 7/01/2029	180,000	180,179
Sumter County, FL, Industrial Development Authority, Hospital Rev. (Central Florida Health Alliance Projects), ”A“, 5.125%, 7/01/2034	385,000	385,318
Sumter County, FL, Industrial Development Authority, Hospital Rev. (Central Florida Health Alliance Projects), ”A“, 5.25%, 7/01/2044	1,145,000	1,145,516
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), ”A“, 5%, 12/01/2055	875,000	801,110
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2034	1,125,000	754,531
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2035	620,000	395,732
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2036	955,000	579,823
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2037	450,000	259,275
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2038	620,000	338,357
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2039	620,000	319,303
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2040	845,000	409,867
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2041	375,000	170,286
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, ”A“, 0%, 9/01/2042	375,000	160,571
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), ”B“, 4%, 7/01/2045	3,750,000	3,461,303
Tampa, FL, Water and Wastewater Systems Rev., ”A“, 5.25%, 10/01/2057	2,500,000	2,633,242
Venice, FL, Retirement Community Improvement Rev. (Village on the Isle Project), ”A“, 5.5%, 1/01/2055	565,000	564,226
Venice, FL, Retirement Community Improvement Rev. (Village on the Isle Project), ”A“, 5.625%, 1/01/2060	695,000	697,202
Venice, FL, Retirement Community Improvement Rev. (Village on the Isle Project), ”B-1“, 4.625%, 1/01/2030	420,000	418,776
Wildwood, FL, Middleton Community Development District A, Special Assessment Rev., 4.55%, 5/01/2044	240,000	229,702
Wildwood, FL, Middleton Community Development District A, Special Assessment Rev., 4.75%, 5/01/2055	200,000	190,609
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 4%, 5/01/2034	620,000	609,722
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 4.85%, 5/01/2038	325,000	332,676
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 4.2%, 5/01/2039	225,000	218,716
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 5%, 5/01/2043	490,000	497,992
Wildwood, FL, Special Assessment Rev. (Village Community Development District No. 15), 5.25%, 5/01/2054	935,000	954,141
		$361,940,463
Georgia – 2.9%
Atlanta, GA, Airport Passenger Facility Charge Rev., ”D“, 4%, 7/01/2038	$4,680,000	$ 4,532,638
Atlanta, GA, Airport Passenger Facility Charge Rev., ”D“, 4%, 7/01/2039	6,860,000	6,633,291
Atlanta, GA, Development Authority Rev. (Westside Gulch Area Project), ”A-2“, 5.5%, 4/01/2039 (n)	5,305,000	5,397,204
Atlanta, GA, Development Authority, Convertible Capital Appreciation Economic Development (Gulch Enterprise Zone Project), ”A-1“, 0% to 6/15/2028, 6.5% to 12/15/2048	5,742,000	4,927,838
Atlanta, GA, Geo. L. Smith II World Congress Center Authority, Convention Center Hotel Rev., ”B“, 3.625%, 1/01/2031 (n)	1,040,000	980,353
Atlanta, GA, Geo. L. Smith II World Congress Center Authority, Convention Center Hotel Rev., ”B“, 5%, 1/01/2036 (n)	910,000	908,336
13

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Georgia – continued
Atlanta, GA, Geo. L. Smith II World Congress Center Authority, Convention Center Hotel Rev., ”B“, 5%, 1/01/2054 (n)	$2,595,000	$ 2,421,758
Augusta, GA, Development Authority Rev. (Wellstar Health System, Inc. Project), ”A“, 5.125%, 4/01/2053	9,155,000	9,373,035
Bainbridge, GA, Combined Utilities Rev., BAM, 4%, 12/01/2051	4,825,000	4,398,602
Bibb County, GA, Development Authority Rev. (USG Real Estate Foundation IX LLC Project), 4%, 6/01/2044	675,000	613,834
Burke County, GA, Development Authority, Pollution Control Rev. (Oglethorpe Power Corp. Vogtle Project), ”C“, 4.125%, 11/01/2045	2,000,000	1,810,685
Cherokee County, GA, Water & Sewerage Authority Rev., 4%, 8/01/2053	1,250,000	1,151,472
Cobb County, GA, Development Authority, Student Housing Refunding Rev. (Kennesaw State University Foundation, Inc.), ”C“, 5%, 7/15/2030	505,000	505,447
Cobb County, GA, Development Authority, Student Housing Refunding Rev. (Kennesaw State University Foundation, Inc.), ”C“, 5%, 7/15/2030 (Prerefunded 7/15/2025)	10,000	10,058
Cobb County, GA, Development Authority, Student Housing Refunding Rev. (Kennesaw State University Foundation, Inc.), ”C“, 5%, 7/15/2033	860,000	860,240
Columbia County, GA, Hospital Authority Rev. (Wellstar Health System, Inc. Project), ”A“, 5.75%, 4/01/2053	4,010,000	4,362,319
DeKalb County, GA, Development Authority Rev. (Globe Academy, Inc. Project), ”A“, 5%, 6/01/2045	105,000	102,972
DeKalb County, GA, Development Authority Rev. (Globe Academy, Inc. Project), ”A“, 5%, 6/01/2050	375,000	360,185
DeKalb County, GA, Development Authority Rev. (Globe Academy, Inc. Project), ”A“, 5%, 6/01/2063	500,000	459,532
DeKalb County, GA, Housing Authority, Multi-Family Housing Rev. (The Avenues of North Decatur), 4.125%, 12/01/2034	4,715,000	4,601,615
Fulton County, GA, Development Authority, Hospital Rev. (Wellstar Health System, Inc. Project), ”A“, 4%, 4/01/2050	2,670,000	2,425,494
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), 5%, 7/01/2042	5,275,000	5,237,443
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”A“, 4%, 12/01/2047	340,000	340,284
Georgia Housing & Finance Authority Rev., Single Family Mortgage, ”C“, 4.6%, 12/01/2054	7,000,000	6,798,749
Georgia Main Street Natural Gas, Inc., Gas Project Rev., ”A“, 5.5%, 9/15/2026	665,000	682,263
Georgia Main Street Natural Gas, Inc., Gas Project Rev., ”A“, 5.5%, 9/15/2028	1,370,000	1,445,213
Georgia Main Street Natural Gas, Inc., Gas Project Rev., ”A“, 5%, 5/15/2043	1,470,000	1,491,074
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”A“, 5%, 5/15/2031	4,530,000	4,662,565
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”A“, 5%, 6/01/2053 (Put Date 6/01/2030)	17,500,000	18,275,925
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”A“, 5%, 6/01/2055 (Put Date 6/01/2032)	11,585,000	12,361,628
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”C“, 4%, 3/01/2050 (Put Date 9/01/2026)	1,670,000	1,673,361
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”C“, 4%, 5/01/2052 (Put Date 12/01/2028)	14,255,000	14,307,665
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”C“, 5%, 9/01/2053 (Put Date 9/01/2030)	9,915,000	10,445,874
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., ”D“, 5%, 5/01/2054 (Put Date 12/01/2030)	8,570,000	8,972,655
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), ”A“, AGM, 4%, 1/01/2046	945,000	875,030
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J), ”A“, AGM, 5%, 7/01/2064	4,175,000	4,281,141
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), ”A“, 5%, 1/01/2056	1,530,000	1,545,636
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), ”A“, AGM, 4%, 1/01/2046	590,000	546,315
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M), ”A“, AGM, 5%, 1/01/2062	2,125,000	2,160,285
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project P), ”A“, 5.5%, 7/01/2064	4,415,000	4,631,592
Georgia Ports Authority Rev., 4%, 7/01/2047	1,900,000	1,802,792
Georgia Ports Authority Rev., 4%, 7/01/2052	2,985,000	2,786,767
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035	155,000	144,892
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036	195,000	180,375
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037	165,000	150,807
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), ”A“, 5%, 2/15/2042	3,150,000	3,186,900
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), ”A“, 5%, 2/15/2045	3,935,000	3,967,965
		$169,792,104
Guam – 0.2%
Guam Government Business Privilege Tax Refunding, ”F“, 4%, 1/01/2042	$2,235,000	$ 2,067,884
Guam International Airport Authority Rev., Taxable (A.B. Won Pat Airport), ”A“, 3.839%, 10/01/2036	680,000	600,407
Guam International Airport Authority Rev., Taxable (A.B. Won Pat Airport), ”A“, 4.46%, 10/01/2043	770,000	652,719
14

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Guam – continued
Guam Waterworks Authority Rev. (Water and Wastewater System), ”A“, 5%, 1/01/2050	$6,005,000	$ 6,105,657
		$9,426,667
Hawaii – 0.1%
Hawaii Airports System Rev., ”A“, 5.5%, 7/01/2054 (u)	$3,880,000	$ 4,131,307
State of Hawaii Airports System Rev., ”A“, 5.25%, 7/01/2051 (u)	2,515,000	2,605,339
		$6,736,646
Idaho – 0.0%
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (Sage International School of Middleton Project), ”A“, 5%, 5/01/2044	$450,000	$ 451,612
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (Sage International School of Middleton Project), ”A“, 5%, 5/01/2049	665,000	655,604
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (Sage International School of Middleton Project), ”A“, 5%, 5/01/2063	445,000	420,487
Idaho Housing and Finance Association, Nonprofit Facilities Rev. (White Pine Charter School Project), ”A“, 5.75%, 5/01/2058	535,000	552,415
		$2,080,118
Illinois – 6.5%
Bellwood, IL, Tax Increment Rev., Taxable (Workforce Housing Project), 5%, 12/01/2050	$3,280,000	$ 3,238,583
Bellwood, IL, Tax Increment Rev., Taxable (Workforce Housing Project), 5%, 12/01/2039	865,000	881,958
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	7,230,000	6,616,313
Chicago, IL, Board of Education (School Reform), Capital Appreciation, ”A“, NPFG, 0%, 12/01/2028	7,785,000	6,707,319
Chicago, IL, Board of Education (School Reform), Capital Appreciation, ”A“, NPFG, 0%, 12/01/2029	2,590,000	2,133,645
Chicago, IL, Board of Education (School Reform), Capital Appreciation, ”A“, NPFG, 0%, 12/01/2030	1,125,000	885,668
Chicago, IL, Board of Education (School Reform), Capital Appreciation, ”B-1“, NPFG, 0%, 12/01/2026	2,680,000	2,512,325
Chicago, IL, Board of Education (School Reform), Capital Appreciation, ”B-1“, NPFG, 0%, 12/01/2028	3,065,000	2,640,711
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2045	3,000,000	3,060,545
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5%, 4/01/2046	2,100,000	2,101,959
Chicago, IL, Board of Education, Dedicated Capital Improvement, 5.75%, 4/01/2048	6,350,000	6,732,328
Chicago, IL, Board of Education, Dedicated Capital Improvement , 5%, 4/01/2036	795,000	804,516
Chicago, IL, Board of Education, Dedicated Capital Improvement , 5%, 4/01/2037	795,000	803,450
Chicago, IL, Board of Education, Dedicated Capital Improvement , 5%, 4/01/2042	1,405,000	1,409,901
Chicago, IL, Board of Education, Dedicated Capital Improvement , 6%, 4/01/2046	17,805,000	18,204,307
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 5.5%, 12/01/2038	1,345,000	1,401,618
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 7%, 12/01/2044	2,000,000	2,024,983
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 4%, 12/01/2047	13,010,000	10,583,189
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., ”A“, 5.875%, 12/01/2047	3,665,000	3,878,189
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,070,000	1,102,392
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	715,000	739,796
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	535,000	555,456
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	1,425,000	1,481,407
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	2,160,000	2,236,476
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”A“, 5%, 12/01/2042	9,915,000	9,469,685
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”A“, 4%, 12/01/2043	1,000,000	845,681
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”B“, 4%, 12/01/2036	955,000	884,062
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”B“, 4%, 12/01/2039	1,500,000	1,338,370
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”B“, 4%, 12/01/2040	980,000	869,319
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”B“, 4%, 12/01/2041	6,865,000	5,985,861
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., ”H“, 5%, 12/01/2046	2,895,000	2,732,690
Chicago, IL, Board of Education, Unlimited Tax General Obligation, ”A“, 6%, 12/01/2049	7,535,000	8,016,501
Chicago, IL, City Colleges Capital Improvement Project, Capital Appreciation, NPFG, 0%, 1/01/2027	1,435,000	1,355,908
Chicago, IL, General Obligation (Chicago Works), ”A“, 5.5%, 1/01/2039	5,435,000	5,759,611
Chicago, IL, General Obligation (Chicago Works), ”A“, 5.5%, 1/01/2041	1,740,000	1,800,925
15

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Illinois – continued
Chicago, IL, General Obligation (Chicago Works), ”A“, 5.5%, 1/01/2043	$435,000	$ 447,164
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2029	5,580,000	5,812,331
Chicago, IL, General Obligation, ”A“, 4%, 1/01/2035	1,970,000	1,862,806
Chicago, IL, General Obligation, ”A“, 5.25%, 1/01/2038	7,390,000	7,728,690
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2039	1,435,000	1,451,306
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2040	380,000	382,989
Chicago, IL, General Obligation, ”A“, 5%, 1/01/2044	3,540,000	3,548,903
Chicago, IL, General Obligation, ”A“, 5.5%, 1/01/2049	5,505,000	5,588,564
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), ”A“, 4%, 6/15/2052	4,340,000	3,686,749
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Rev. (McCormick Place Expansion Project), ”A“, 4%, 12/15/2047	2,605,000	2,289,062
Chicago, IL, Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), ”A“, 5%, 6/15/2053	3,335,000	3,335,138
Chicago, IL, Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), ”A“, 5%, 6/15/2057	6,090,000	6,111,616
Chicago, IL, Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), ”B“, NPFG, 5.5%, 6/15/2029	3,785,000	3,925,982
Chicago, IL, Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), Capital Appreciation, ”A“, AGM, 0%, 12/15/2056	4,020,000	820,586
Chicago, IL, Midway Airport Refunding Rev., ”A“, BAM, 5.75%, 1/01/2048	1,975,000	2,111,080
Chicago, IL, Midway Airport Refunding Rev., ”A“, BAM, 5.5%, 1/01/2053	2,035,000	2,121,756
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	1,455,000	1,472,497
Chicago, IL, O’Hare International Airport, Customer Facility Charge Senior Lien Refunding, BAM, 5.25%, 1/01/2042	1,345,000	1,443,008
Chicago, IL, O’Hare International Airport, Customer Facility Charge Senior Lien Refunding, BAM, 5.25%, 1/01/2043	1,055,000	1,128,776
Chicago, IL, O'Hare International Airport Rev., Senior Lien, ”A“, 4.5%, 1/01/2048	7,210,000	6,865,521
Chicago, IL, O'Hare International Airport Rev., Senior Lien, ”A“, 5%, 1/01/2048	2,610,000	2,616,119
Chicago, IL, O'Hare International Airport Rev., Senior Lien, ”A“, 4.625%, 1/01/2053	8,650,000	8,299,927
Chicago, IL, O'Hare International Airport Rev., Senior Lien, ”A“, 5.5%, 1/01/2055	2,760,000	2,862,784
Chicago, IL, O'Hare International General Airport Senior Lien Rev., ”A“, 5.5%, 1/01/2059	4,115,000	4,316,976
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., ”A“, 5%, 12/01/2045	1,450,000	1,465,373
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., ”A“, 4%, 12/01/2050	2,365,000	2,098,122
Chicago, IL, Transit Authority Second Lien Sales Tax Rev., ”A“, 5%, 12/01/2057	7,855,000	7,998,461
Chicago, IL, Wastewater Transmission Rev., Second Lien, ”A“, AGM, 5.25%, 1/01/2053	5,000,000	5,254,434
Chicago, IL, Wastewater Transmission Rev., Second Lien, ”A“, AGM, 5.25%, 1/01/2058	10,000,000	10,380,926
Cook County, IL, Community College District No. 508, Unlimited Tax General Obligation Dedicated Rev. (City Colleges), BAM, 5%, 12/01/2047	7,605,000	7,621,269
DuPage County, IL, Carol Stream Park District, ”C“, BAM, 3%, 11/01/2032	985,000	935,207
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2034	330,000	329,924
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2038	405,000	391,417
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2042	250,000	233,079
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2047	455,000	416,792
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2052	395,000	351,500
Illinois Finance Authority Rev. (McKinley Foundation), ”A“, 5.125%, 11/01/2055 (n)	2,525,000	2,215,157
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2046	7,265,000	7,186,488
Illinois Finance Authority Rev. (Plymouth Place, Inc.), ”A“, 6.5%, 5/15/2042	1,640,000	1,757,993
Illinois Finance Authority Rev. (Plymouth Place, Inc.), ”A“, 6.5%, 5/15/2047	2,385,000	2,528,955
Illinois Finance Authority Rev. (Plymouth Place, Inc.), ”A“, 6.625%, 5/15/2052	1,940,000	2,052,319
Illinois Finance Authority Rev. (Plymouth Place, Inc.), ”A“, 6.75%, 5/15/2058	2,580,000	2,730,494
Illinois Finance Authority Rev. (Presence Health Network), ”C“, 5%, 2/15/2041	1,210,000	1,226,997
Illinois Finance Authority Rev. (Rosalind Franklin University), ”A“, 5%, 8/01/2042	405,000	405,281
Illinois Finance Authority Rev. (Rosalind Franklin University), ”A“, 5%, 8/01/2047	820,000	807,592
Illinois Finance Authority Rev. (Rosalind Franklin University), ”C“, 5%, 8/01/2046	645,000	639,131
Illinois Finance Authority Rev. (Rosalind Franklin University), ”C“, 5%, 8/01/2049	630,000	613,329
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), ”A“, 5%, 3/01/2047	7,865,000	7,774,313
Illinois Finance Authority Rev., Taxable (McKinley Foundation), ”B“, 7%, 11/01/2037 (n)	775,000	763,898
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), ”A“, 5%, 10/01/2051	335,000	337,541
16

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Illinois – continued
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), ”A“, 2.25%, 7/01/2033	$445,000	$ 360,065
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), ”A“, 3%, 7/01/2035	270,000	234,224
Illinois Finance Authority, Health Services Facility Lease Rev. (Provident Group - UIC Surgery Center LLC - University of Illinois Health Services Facility Project), 4%, 10/01/2050	2,430,000	2,080,844
Illinois Finance Authority, Lease Rev. (Provident Group - SCCIL Properties LLC - University of Illinois Urbana-Champaign Project), ”A“, BAM, 5.25%, 10/01/2053	5,210,000	5,470,022
Illinois Finance Authority, Lease Rev. (Provident Group - SCCIL Properties LLC - University of Illinois Urbana-Champaign Project), ”A“, BAM, 5.25%, 10/01/2057	6,000,000	6,290,403
Illinois Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 11/01/2044 (Put Date 11/03/2025)	6,565,000	6,583,307
Illinois Finance Authority, Student Housing & Academic Facility Rev. (CHF - Chicago LLC - University of Illinois at Chicago Project), ”A“, 5%, 2/15/2037	390,000	390,257
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF - Chicago LLC - University of Illinois at Chicago Project), ”A“, 5%, 2/15/2028	155,000	157,552
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF - Chicago LLC - University of Illinois at Chicago Project), ”A“, 5%, 2/15/2047	2,055,000	1,998,562
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF - Chicago LLC - University of Illinois at Chicago Project), ”A“, 5%, 2/15/2050	390,000	375,265
Illinois Housing Development Authority Rev., ”A“, 4.5%, 10/01/2048	1,820,000	1,838,203
Illinois Housing Development Authority Rev., ”A“, FHLMC, 3.87%, 11/15/2035 (z)	7,837,178	7,026,627
Illinois Housing Development Authority Rev., ”A“, GNMA, 4.8%, 10/01/2043	10,620,000	10,644,350
Illinois Housing Development Authority Rev., ”A“, GNMA, 4.9%, 4/01/2047	2,775,000	2,799,341
Illinois Housing Development Authority Rev., ”A“, GNMA, 3%, 4/01/2051	1,635,000	1,608,900
Illinois Housing Development Authority Rev., ”B“, FHLMC, 3.87%, 11/15/2035 (z)	3,196,167	2,865,608
Illinois Housing Development Authority Rev., ”C“, FHLMC, 3.87%, 11/15/2035 (z)	3,189,367	2,859,511
Illinois Housing Development Authority Rev., ”D“, FHLMC, 3.87%, 11/01/2051 (z)	2,910,292	2,609,299
Illinois Housing Development Authority Rev., ”E“, FHLMC, 3.87%, 11/15/2035 (z)	2,002,829	1,795,689
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	1,395,000	1,404,441
Kane County, IL, East Aurora School District No. 131, ”A“, AGM, 4%, 12/01/2036	200,000	200,186
Kane County, IL, East Aurora School District No. 131, ”A“, AGM, 4%, 12/01/2039	645,000	628,752
Macon County, IL, Decatur School District No. 61, General Obligation School Rev., ”C“, AGM, 4%, 1/01/2035	1,475,000	1,478,193
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2028	605,000	611,400
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2029	620,000	626,354
Romeoville, IL, Rev. (Lewis University Project), ”A“, 5%, 10/01/2042	1,330,000	1,227,061
Romeoville, IL, Rev. (Lewis University Project), ”B“, 5%, 10/01/2039	1,095,000	1,053,488
Southern Illinois University Housing & Auxiliary Facilities System Rev., ”A“, 4%, 4/01/2031	750,000	763,977
Southern Illinois University Housing & Auxiliary Facilities System Rev., ”A“, 4%, 4/01/2036	515,000	490,042
Southern Illinois University Housing & Auxiliary Facilities System Rev., ”A“, 4%, 4/01/2038	790,000	737,162
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2039	350,000	370,456
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2040	320,000	335,873
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2041	425,000	443,358
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2042	500,000	519,288
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2043	525,000	543,600
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2044	250,000	257,930
St. Clair County, IL, Cahokia Community Unit School District No. 187, General Obligation, ”A“, AGM, 5%, 1/01/2054	860,000	873,532
State of Illinois, General Obligation, 5%, 11/01/2028	1,580,000	1,616,195
State of Illinois, General Obligation, 5.5%, 5/01/2039	1,310,000	1,383,788
State of Illinois, General Obligation, 4.5%, 11/01/2039	1,495,000	1,446,604
State of Illinois, General Obligation, 5.75%, 5/01/2045	1,220,000	1,291,232
State of Illinois, General Obligation, ”A“, 5%, 11/01/2027	7,725,000	8,049,039
State of Illinois, General Obligation, ”A“, 5%, 11/01/2028	10,235,000	10,779,930
State of Illinois, General Obligation, ”B“, 5.25%, 5/01/2047	800,000	826,625
State of Illinois, General Obligation, ”B“, 5.5%, 5/01/2047	3,700,000	3,846,343
17

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Illinois – continued
State of Illinois, General Obligation, ”B“, 5.25%, 5/01/2048	$800,000	$ 824,493
State of Illinois, General Obligation, Taxable, ”B“, 5.25%, 5/01/2049	800,000	823,049
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2035	2,320,000	2,329,701
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2036	1,190,000	1,188,636
University of Illinois, Auxiliary Facilities System Rev., ”A“, BAM, 4%, 4/01/2038	1,520,000	1,497,949
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2029	535,000	541,862
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2030	670,000	677,925
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2032	930,000	930,480
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2034	1,385,000	1,378,591
Western Illinois Economic Development Authority, Local Government Program Rev. (City of Quincy Project), ”B“, BAM, 4%, 12/01/2036	1,575,000	1,534,577
Will County, IL, Joliet School District No. 86 General Obligation, BAM, 4%, 1/01/2049	1,795,000	1,645,798
		$383,707,908
Indiana – 1.3%
Fishers, IN, Town Hall Building Corp., Lease Rental Rev., ”A“, BAM, 5.75%, 7/15/2058	$5,000,000	$ 5,554,562
Fishers, IN, Town Hall Building Corp., Lease Rental Rev., ”A“, BAM, 5.75%, 1/15/2063	16,030,000	17,857,739
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2030	420,000	420,067
Indiana Finance Authority Rev. (Marquette Project), ”A“, 5%, 3/01/2039	1,055,000	1,031,249
Indiana Finance Authority, Educational Facilities Rev. (Rose-Hulman Institute of Technology Project), 5.75%, 6/01/2048	1,035,000	1,106,231
Indiana Finance Authority, Educational Facilities Rev. (Rose-Hulman Institute of Technology Project), 5.75%, 6/01/2053	5,325,000	5,646,953
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 5%, 10/01/2028	205,000	211,368
Indiana Finance Authority, Educational Facilities Rev. (Valparaiso University Project), 5%, 10/01/2033	135,000	138,519
Indiana Finance Authority, Environmental Facilities Refunding Rev. (Indianapolis Power & Light Co.), ”B“, 0.95%, 12/01/2038 (Put Date 4/01/2026)	2,260,000	2,198,013
Indiana Finance Authority, Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	4,685,000	4,710,180
Indiana Finance Authority, Hospital Rev. (Reid Health), AGM, 4.25%, 1/01/2047	2,005,000	1,847,397
Indiana Finance Authority, Student Housing Rev. (CHF - Tippecanoe LLC - Student Housing Project), ”A“, 5%, 6/01/2053	1,050,000	1,038,556
Indiana Finance Authority, Student Housing Rev. (CHF - Tippecanoe LLC - Student Housing Project), ”A“, 5.125%, 6/01/2058	860,000	861,068
Indiana Finance Authority, Student Housing Rev. (CHF - Tippecanoe LLC - Student Housing Project), ”A“, 5.375%, 6/01/2064	2,580,000	2,608,660
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., ”B-1“, GNMA, 3.25%, 7/01/2049	795,000	789,004
Indiana Secondary Market for Education Loans, Inc., Student Loan Program Rev., ”1-A“, 4.5%, 6/01/2039	790,000	769,514
Indianapolis, IN, Local Public Improvement Bond Bank (Indianapolis Airport Authority Project), ”I“, 5%, 1/01/2028	1,570,000	1,571,561
Indianapolis, IN, Local Public Improvement Bond Bank Senior Rev. (Convention Center Hotel), ”E“, 6%, 3/01/2053	685,000	722,356
Indianapolis, IN, Local Public Improvement Bond Bank Senior Rev. (Convention Center Hotel), ”E“, BAM, 5.25%, 3/01/2067	7,815,000	8,114,349
Indianapolis, IN, Local Public Improvement Bond Bank Subordinate Rev. (Convention Center Hotel), ”E“, 6.125%, 3/01/2057	770,000	813,394
Indianapolis, IN, Water System First Lien Refunding Rev., ”A“, 5%, 10/01/2037	4,130,000	4,289,212
Northern Indiana Commuter Transportation District, Limited Obligation Consolidated Rev., 5.25%, 1/01/2049	3,000,000	3,180,650
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	796,000	822,609
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), 4.4%, 11/01/2045 (Put Date 6/10/2031)	10,475,000	10,651,003
		$76,954,214
Iowa – 0.3%
Iowa Finance Authority, Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2033	$610,000	$ 613,282
Iowa Finance Authority, Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2038	485,000	485,125
Iowa Finance Authority, Senior Housing Rev. (Northcrest, Inc. Project), ”A“, 5%, 3/01/2048	885,000	837,293
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, FNMA, 4%, 7/01/2047	240,000	240,579
Iowa Finance Authority, Single Family Mortgage Rev., ”A“, GNMA, 3%, 1/01/2047	1,935,000	1,911,438
Iowa Finance Authority, Single Family Mortgage Rev., ”B“, 3%, 7/01/2051	5,095,000	5,010,407
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 4.75%, 10/01/2042	620,000	621,339
18

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Iowa – continued
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 5%, 10/01/2047	$660,000	$ 666,191
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 4%, 10/01/2050	485,000	415,837
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 5.375%, 10/01/2052	730,000	744,989
Iowa Student Loan Liquidity Corp. Rev., ”B“, 3%, 12/01/2039	130,000	122,408
Iowa Student Loan Liquidity Corp. Rev., ”C“, 3.5%, 12/01/2044	4,615,000	3,560,622
Iowa Student Loan Liquidity Corp. Rev., ”C“, 5%, 12/01/2054	1,210,000	1,101,096
Iowa Tobacco Settlement Authority Asset-Backed, ”B-1“, 4%, 6/01/2049	270,000	254,784
		$16,585,390
Kansas – 0.5%
Coffeyville, KS, Electric Utility System Rev., ”B“, NPFG, 5%, 6/01/2038 (Prerefunded 6/01/2025) (n)	$3,000,000	$ 3,005,275
Coffeyville, KS, Electric Utility System Rev., ”B“, NPFG, 5%, 6/01/2042 (Prerefunded 6/01/2025) (n)	1,200,000	1,202,110
Ellis County, KS, Unified School District No. 489 General Obligation, ”B“, AGM, 4%, 9/01/2052	1,270,000	1,185,507
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,020,000	923,398
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	535,000	447,741
Kansas Development Finance Authority, Multi-Family Mortgage-Backed (Sycamore Village), FNMA, 4.17%, 11/01/2041	1,213,991	1,148,324
Lyon County, KS, School District No. 253 General Obligation, 4%, 9/01/2033	410,000	413,490
Lyon County, KS, School District No. 253 General Obligation, BAM, 4%, 9/01/2039	2,360,000	2,312,442
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2032	815,000	839,775
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2033	855,000	878,698
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2034	905,000	927,656
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2036	995,000	1,015,669
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,100,000	1,117,268
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,890,000	1,892,673
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	3,580,000	3,522,772
Sedgwick County, KS, Unified School District No. 266 General Obligation, ”A“, 4%, 9/01/2031	905,000	914,947
Sedgwick County, KS, Unified School District No. 266 General Obligation, ”A“, 4%, 9/01/2032	675,000	680,409
Topeka, KS, Health Care Facilities Rev. (Brewster Place), ”A“, 6.25%, 12/01/2042	1,260,000	1,290,819
Topeka, KS, Health Care Facilities Rev. (Brewster Place), ”A“, 6.5%, 12/01/2052	2,310,000	2,352,323
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2033	915,000	909,623
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2038	1,465,000	1,419,382
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 4.625%, 5/15/2041	115,000	103,136
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), ”I“, 5%, 5/15/2047	570,000	504,601
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	265,000	255,597
		$29,263,635
Kentucky – 0.8%
Henderson, KY, Exempt Facilities Rev. (Pratt Paper LLC Project), ”B“, 4.45%, 1/01/2042 (n)	$1,915,000	$ 1,846,777
Kentucky Economic Development Finance Authority, Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2041	3,335,000	3,386,130
Kentucky Economic Development Finance Authority, Hospital Rev. (Baptist Healthcare System), ”B“, 5%, 8/15/2046	2,115,000	2,133,742
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2037	1,990,000	1,992,865
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2041	1,305,000	1,287,735
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Health, Inc.), ”A“, 5.25%, 6/01/2041	1,015,000	1,020,161
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Health, Inc.), ”A“, 5%, 6/01/2045	1,630,000	1,587,042
Kentucky Economic Development Finance Authority, Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), ”A“, AGM, 5%, 12/01/2047	705,000	705,319
Kentucky Higher Education Student Loan Corp. Rev., ”B-1“, 5%, 6/01/2036	5,095,000	5,244,338
Kentucky Municipal Energy Agency, Power System Rev. (Energy Center I Project), AGM, 5%, 1/01/2055	7,815,000	8,011,429
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2051	185,000	166,521
Trimble County, KY, Pollution Control Refunding Rev. (Louisville Gas & Electric Co. Project), ”A“, 1.3%, 9/01/2044 (Put Date 9/01/2027)	10,000,000	9,185,022
Warren County, KY, Hospital Rev. (Bowling Green Community Hospital Corp.), 5.25%, 4/01/2049	2,000,000	2,110,210
19

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Kentucky – continued
Warren County, KY, Hospital Rev. (Bowling Green Community Hospital Corp.), 5.25%, 4/01/2054	$7,000,000	$ 7,334,121
		$46,011,412
Louisiana – 1.3%
East Baton Rouge, LA, Sewerage Commission, Multi-Modal Rev., ”A“, 1.3%, 2/01/2041 (Put Date 2/01/2028)	$7,420,000	$ 6,619,556
Louisiana Juban Crossing Economic Development District Refunding Rev. (General Infrastructure Projects), ”C“, 5%, 9/15/2049	2,335,000	2,345,799
Louisiana Juban Crossing Economic Development District Refunding Rev. (General Infrastructure Projects), ”C“, 5%, 9/15/2054	1,590,000	1,586,159
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), ”A“, 5.625%, 6/01/2045	3,570,000	2,819,264
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,010,000	2,020,374
Louisiana Local Government, Environmental Facilities & Community Development Authority, Healthcare Refunding Rev. (St. James Place of Baton Rouge Project), ”A“, 6%, 11/15/2035	460,000	460,023
Louisiana Local Government, Environmental Facilities & Community Development Authority, Healthcare Refunding Rev. (St. James Place of Baton Rouge Project), ”A“, 6.25%, 11/15/2045	2,755,000	2,715,779
Louisiana Local Government, Environmental Facilities & Community Development Authority, Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2029 (n)	340,000	336,011
Louisiana Local Government, Environmental Facilities & Community Development Authority, Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2039 (n)	945,000	865,083
Louisiana Local Government, Environmental Facilities & Community Development Authority, Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), ”A“, 5%, 7/01/2054 (n)	1,515,000	1,261,224
Louisiana Public Facilities Authority Refunding Rev. (Loyola University Project), 4%, 10/01/2041	875,000	798,431
Louisiana Public Facilities Authority Refunding Rev. (Tulane University Project), ”A“, 5%, 4/01/2045	3,865,000	3,980,397
Louisiana Public Facilities Authority Rev. (I-10 Calcasieu River Bridge Public-Private Partnership Project), 5.75%, 9/01/2064	10,735,000	11,296,143
Louisiana Public Facilities Authority Rev. (Loyola University Project), 5.25%, 10/01/2046	7,810,000	7,954,832
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), ”A-1“, 5.375%, 1/01/2040 (n)	3,175,000	2,976,334
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), ”A-1“, 5.5%, 1/01/2050 (n)	2,175,000	1,948,079
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), ”A-1“, 5.1%, 1/01/2057 (n)	7,310,000	6,008,400
New Orleans, LA, Aviation Board Rev. Amt General Airport, ”B“, AGM, 5.25%, 1/01/2042	4,000,000	4,250,344
New Orleans, LA, Aviation Board Rev. Amt General Airport, ”B“, AGM, 5.25%, 1/01/2043	11,000,000	11,636,854
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), ”A“, AGM, 5%, 10/01/2048	955,000	967,890
Shreveport, LA, General Obligation, AGM, 5%, 3/01/2054	2,265,000	2,306,475
Shreveport, LA, Water & Sewer Rev., ”B“, AGM, 4%, 12/01/2044	790,000	710,911
Shreveport, LA, Water & Sewer Rev., ”B“, AGM, 4%, 12/01/2049	985,000	860,007
		$76,724,369
Maine – 0.4%
Maine Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4.625%, 12/01/2047 (Put Date 6/01/2035)	$935,000	$ 942,963
Maine Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), ”R-2“, 4.375%, 8/01/2035 (Put Date 8/01/2025) (n)	900,000	900,455
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 5%, 12/01/2028	395,000	411,242
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 5%, 12/01/2029	395,000	410,139
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 5%, 12/01/2030	395,000	411,025
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 5.25%, 12/01/2032	995,000	1,055,137
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 5.25%, 12/01/2033	965,000	1,026,028
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4%, 12/01/2034	1,105,000	1,069,730
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.125%, 12/01/2035	980,000	948,567
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.25%, 12/01/2036	970,000	943,662
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.625%, 12/01/2040	860,000	837,180
20

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Maine – continued
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.75%, 12/01/2041	$860,000	$ 849,507
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.75%, 12/01/2042	810,000	800,431
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.875%, 12/01/2043	560,000	556,049
Maine Finance Authority, Student Loan Rev. (Supplemental Education Loan Program), ”A-1“, AGM, 4.875%, 12/01/2044	535,000	529,061
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2036	1,160,000	1,164,395
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2037	945,000	945,872
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2038	985,000	976,704
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2039	1,220,000	1,199,331
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2040	1,735,000	1,695,111
Maine Health and Higher Educational Facilities Authority Rev. (MaineHealth), ”A“, 4%, 7/01/2050	6,175,000	5,395,415
Maine Housing Authority Mortgage, ”C“, 4%, 11/15/2050	1,235,000	1,240,433
Maine Housing Authority Mortgage, ”E“, 5%, 11/15/2052	1,260,000	1,297,490
		$25,605,927
Maryland – 1.6%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2025	$1,125,000	$ 1,128,280
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2026	380,000	383,893
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2033	790,000	794,862
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2034	2,875,000	2,888,561
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,635,000	1,591,157
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	1,070,000	1,039,858
Baltimore, MD, Project Rev. (Water Projects), ”A“, 5%, 7/01/2041	3,935,000	3,990,022
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), ”A“, 5%, 9/01/2038	1,235,000	1,239,178
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	300,000	295,365
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	335,000	337,755
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), ”B“, 4.625%, 7/01/2043 (n)	760,000	722,153
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.125%, 2/15/2034 (n)	150,000	143,975
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.375%, 2/15/2039 (n)	155,000	147,213
Howard County, MD, Special Obligation (Downtown Columbia Project), ”A“, 4.5%, 2/15/2047 (n)	870,000	797,065
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”A“, 4.5%, 9/01/2048 (u)	3,495,000	3,542,824
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”B“, 4.5%, 9/01/2048 (u)	2,830,000	2,851,957
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., ”C“, 4%, 9/01/2044	160,000	160,002
Maryland Community Development Administration, Department of Housing & Community Development Residential Rev., ”E“, GNMA, 6.25%, 9/01/2055	15,930,000	17,739,425
Maryland Department of Transportation, Special Transportation Project Rev. (Baltimore/Washington International Thurgood Marshall Airport), ”A“, AGM, 5.25%, 8/01/2054	8,120,000	8,437,814
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park - Leonardtown Project), AGM, 5.125%, 7/01/2059	2,895,000	2,977,682
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park - Leonardtown Project), AGM, 5.25%, 7/01/2064	3,985,000	4,119,252
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	550,000	555,304
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 3.25%, 9/01/2030 (n)	705,000	677,723
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2040 (n)	655,000	594,567
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2038	145,000	128,734
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2048	435,000	351,294
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), ”C“, 4%, 6/01/2058	1,270,000	966,915
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), ”A“, 5.5%, 1/01/2036	4,005,000	4,069,274
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2033	1,340,000	1,359,361
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), ”A“, 5%, 7/01/2038	3,815,000	3,841,991
21

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Maryland – continued
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, Capital Appreciation, ”C“, 0%, 5/01/2051	$4,985,000	$ 1,336,422
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, Capital Appreciation, ”C“, 0%, 5/01/2052	7,475,000	1,901,121
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, Capital Appreciation, ”C“, 0%, 5/01/2053	3,665,000	885,441
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, Capital Appreciation, ”C“, 0%, 5/01/2054	5,485,000	1,258,721
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction & Revitalization Program, Capital Appreciation, ”C“, 0%, 5/01/2055	3,390,000	739,668
Maryland Stadium Authority, Built to Learn Rev., 5.25%, 6/01/2051 (u)	19,390,000	20,661,794
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), ”A-1“, 5%, 11/01/2037	150,000	149,580
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2042	250,000	240,299
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), ”B“, 5%, 11/01/2047	260,000	243,399
		$95,289,901
Massachusetts – 2.4%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement Program), ”A“, 5%, 6/01/2053	$10,000,000	$ 10,444,664
Commonwealth of Massachusetts Transportation Rev., ”A“, 5%, 6/01/2043	7,310,000	7,482,527
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”2018 I-2“, 5%, 7/01/2053	6,820,000	6,820,646
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”K“, 5%, 7/01/2031	890,000	949,469
Massachusetts Development Finance Agency Rev. (Beth Israel Lahey Health, Inc.), ”K“, 5%, 7/01/2032	905,000	961,876
Massachusetts Development Finance Agency Rev. (Boston Medical Center), ”G“, 4.375%, 7/01/2052	6,700,000	6,004,477
Massachusetts Development Finance Agency Rev. (CareGroup), ”J-1“, 5%, 7/01/2048	2,360,000	2,368,121
Massachusetts Development Finance Agency Rev. (Emerson College), ”A“, 5.25%, 1/01/2042	200,000	201,128
Massachusetts Development Finance Agency Rev. (Emmanuel College), ”A“, 5%, 10/01/2043	2,765,000	2,637,262
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	625,000	509,696
Massachusetts Development Finance Agency Rev. (Lahey Health System), ”F“, 5%, 8/15/2030	790,000	794,126
Massachusetts Development Finance Agency Rev. (Lowell General Hospital), ”G“, 5%, 7/01/2037	2,145,000	2,038,889
Massachusetts Development Finance Agency Rev. (Mass General Brigham), ”D“, 5%, 7/01/2054	17,000,000	17,427,079
Massachusetts Development Finance Agency Rev. (Merrimack College Student Housing Project), ”A“, 5%, 7/01/2044	485,000	491,762
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	1,405,000	1,422,056
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047 (n)	1,830,000	1,794,856
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057 (n)	6,355,000	6,050,493
Massachusetts Development Finance Agency Rev. (Partners Healthcare), ”S“, 5%, 7/01/2032	1,005,000	1,042,926
Massachusetts Development Finance Agency Rev. (Sabis International Charter School), 5%, 4/15/2025	65,000	65,005
Massachusetts Development Finance Agency Rev. (Salem Community Corp.), 5.125%, 1/01/2040 (n)	400,000	388,590
Massachusetts Development Finance Agency Rev. (Salem Community Corp.), 5.25%, 1/01/2050 (n)	1,045,000	974,928
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2051	4,140,000	3,269,968
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), ”K“, 5%, 7/01/2038	1,025,000	1,037,392
Massachusetts Development Finance Agency Rev. (Wellforce Inc.), ”C“, AGM, 5%, 10/01/2032	670,000	716,282
Massachusetts Development Finance Agency Rev. (Wellforce Inc.), ”C“, AGM, 5%, 10/01/2033	415,000	439,965
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 5%, 7/01/2039	1,470,000	1,461,392
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 4%, 7/01/2044	1,765,000	1,494,456
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), ”A“, 5%, 7/01/2044	1,755,000	1,644,099
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology), 5%, 10/01/2046	905,000	871,562
Massachusetts Development Finance Agency Rev., CHF Merrimack, Inc. (Merrimack College Student Housing Project), ”A“, 5%, 7/01/2054	4,405,000	4,413,570
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2046	8,040,000	6,854,365
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3%, 7/01/2051	2,580,000	1,699,751
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 4.125%, 7/01/2052	8,155,000	6,594,914
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 3%, 7/01/2035	70,000	68,996
Massachusetts Educational Financing Authority, Education Loan Rev., ”B“, 2%, 7/01/2037	295,000	263,954
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 2.625%, 7/01/2036	30,000	29,889
22

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Massachusetts – continued
Massachusetts Educational Financing Authority, Education Loan Rev., ”C“, 3.75%, 7/01/2047	$9,100,000	$ 7,345,509
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., ”D“, 5%, 7/01/2054	5,805,000	5,460,444
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2037	3,080,000	3,177,487
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2038	3,870,000	3,979,102
Massachusetts Port Authority Rev., ”A“, 5%, 7/01/2039	6,275,000	6,432,680
Massachusetts Port Authority, Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2035	395,000	407,538
Massachusetts Port Authority, Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2036	790,000	813,234
Massachusetts Port Authority, Special Facilities Rev. (BOSFuel Project), ”A“, 5%, 7/01/2037	1,130,000	1,160,098
Tisbury, MA, General Obligation, Municipal Purpose Loan, Unlimited Tax, 3%, 8/15/2047	4,785,000	3,698,454
Tisbury, MA, General Obligation, Municipal Purpose Loan, Unlimited Tax, 3%, 8/15/2052	3,015,000	2,219,025
University of Massachusetts Building Authority Rev., ”2017-3“, 5%, 11/01/2036	7,000,000	7,234,000
		$143,658,702
Michigan – 1.5%
Great Lakes Water Authority, Michigan Water Supply System Rev., ”B“, BAM, 5%, 7/01/2046	$4,520,000	$ 4,566,281
Great Lakes Water Authority, Michigan Water Supply System Rev., ”D“, 5%, 7/01/2036	2,485,000	2,524,366
Kent County, MI, Gerald R. Ford International Airport Authority Rev., 5%, 1/01/2051	990,000	1,004,006
Michigan Housing Development Authority, Rental Housing Rev., ”A“, 4.7%, 10/01/2054	6,635,000	6,509,934
Michigan Building Authority Rev. (Facilities Program), 4%, 10/15/2052	1,370,000	1,234,290
Michigan Finance Authority, ACT 38 Facilities Senior Rev. (Henry Ford Health Detroit Utility Plant Project), 4.375%, 2/28/2054	1,330,000	1,258,899
Michigan Finance Authority, ACT 38 Facilities Senior Rev. (Henry Ford Health Detroit Utility Plant Project), 5.5%, 2/28/2057	1,200,000	1,269,530
Michigan Finance Authority, Hospital Rev. (McLaren Health Care), ”D-1“, 1.2%, 10/15/2030 (Put Date 4/13/2028)	2,005,000	1,865,896
Michigan Finance Authority, Hospital Rev. (McLaren Health Care), ”D-2“, 1.2%, 10/15/2038 (Put Date 4/13/2028)	2,515,000	2,333,660
Michigan Finance Authority, Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2030	790,000	815,780
Michigan Finance Authority, Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2031	1,575,000	1,623,634
Michigan Finance Authority, Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	2,285,000	2,315,200
Michigan Housing Development Authority, Rental Housing Rev., ”A“, 5.15%, 10/01/2058	11,055,000	11,167,901
Michigan Housing Development Authority, Rental Housing Rev., ”A“, 4.75%, 10/01/2059	15,980,000	15,779,234
Michigan Housing Development Authority, Single-Family Mortgage Rev., ”D“, 6.25%, 6/01/2055	7,685,000	8,427,364
Michigan Strategic Fund Limited Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2048	3,935,000	3,930,123
Michigan Strategic Fund Limited Obligation Rev. (I-75 Improvement Project), AGM, 4.125%, 6/30/2035	7,315,000	7,100,191
Michigan Strategic Fund Limited Obligation Rev. (I-75 Improvement Project), AGM, 4.25%, 12/31/2038	2,300,000	2,195,845
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, 5%, 12/01/2044	790,000	790,143
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”B“, BAM, 5%, 12/01/2039	480,000	480,341
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2039	370,000	370,018
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”C“, 5%, 12/01/2044	805,000	805,016
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), ”D“, AGM, 5%, 12/01/2040	5,590,000	5,620,627
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2034	2,755,000	2,930,847
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2036	790,000	833,694
Wayne County, MI, Detroit School District, ”A“, 5%, 5/01/2037	870,000	911,950
		$88,664,770
Minnesota – 0.9%
Center City, MN, Health Care Facilities Rev. (Hazeldon Betty Ford Foundation Project), 5%, 11/01/2044	$655,000	$ 685,319
Center City, MN, Health Care Facilities Rev. (Hazeldon Betty Ford Foundation Project), 5%, 11/01/2047	565,000	586,032
Dakota County, MN, Community Development Agency Multi-Family Housing Rev. (Heart of the City Apartments Project), FNMA, 4.2%, 5/01/2043	4,795,000	4,482,711
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), ”A“, 4%, 7/01/2031	840,000	792,860
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), ”A“, 4%, 7/01/2036	1,330,000	1,172,927
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), ”A“, 4%, 7/01/2041	555,000	460,162
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 4.25%, 2/15/2043	2,195,000	2,054,183
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 5%, 2/15/2043	2,010,000	2,022,406
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 4.25%, 2/15/2048	2,585,000	2,322,617
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), ”A“, 5%, 2/15/2048	1,585,000	1,586,291
23

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Minnesota – continued
Duluth, MN, Independent School District No. 709, ”A“, COP, 4.2%, 3/01/2034	$240,000	$ 245,304
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”B“, 5.25%, 1/01/2049	5,255,000	5,434,137
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”C“, 5%, 1/01/2041	1,180,000	1,196,936
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., ”C“, 5%, 1/01/2046	2,360,000	2,387,196
Minnesota Housing Finance Agency, Residential Housing, ”A“, 4.25%, 7/01/2049 (u)	8,100,000	8,170,146
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037	1,170,000	1,155,412
St. Cloud, MN, Health Care Rev. (Centracare Health System), 5%, 5/01/2054	14,350,000	14,614,531
St. Cloud, MN, Health Care Rev. (Centracare Health System), ”A“, 5%, 5/01/2046	2,865,000	2,850,753
St. Paul, MN, Housing & Redevelopment Authority, Charter School Lease Rev. (Great River School Project), ”A“, 5.5%, 7/01/2052 (n)	240,000	240,365
		$52,460,288
Mississippi – 0.7%
Hinds County, MS, Certificates of Participation (Lease Purchase Project), ”A“, BAM, 4.625%, 9/01/2054 (n)	$5,760,000	$ 5,456,554
Mississippi Development Bank Special Obligation (Harrison County Coliseum), ”A“, 5.25%, 1/01/2034	1,935,000	2,116,067
Mississippi Development Bank Special Obligation (Jackson Sales Tax Rev. Infrastructure Project), 5%, 9/01/2025	275,000	275,994
Mississippi Development Bank Special Obligation (Jackson Sales Tax Rev. Infrastructure Project), 5%, 9/01/2026	770,000	781,171
Mississippi Development Bank Special Obligation (Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	390,000	396,732
Mississippi Development Bank Special Obligation (Vicksburg Warren School District General Obligation Project), BAM, 5%, 3/01/2048	3,150,000	3,182,176
Mississippi Home Corp., Single Family Mortgage Rev., ”A“, 4%, 12/01/2044	490,000	491,587
Mississippi Home Corp., Single Family Mortgage Rev., ”E“, GNMA, 7.5%, 6/01/2044	375,000	455,764
Mississippi Home Corp., Single Family Mortgage Rev., ”E“, GNMA, 7.5%, 6/01/2049	935,000	1,138,300
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), ”A“, 5%, 9/01/2046	1,500,000	1,459,918
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2039	595,000	565,610
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), ”A“, 4%, 1/01/2040	335,000	316,265
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2035	945,000	984,142
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), ”IV“, 5%, 10/01/2039	670,000	689,532
Mississippi Medical Center, Educational Building Corp. Rev. (Colony Park Teaching Campus), ”A“, 4%, 6/01/2048	10,990,000	10,157,809
University of Mississippi Medical Center, Educational Building Corp. Rev. (Colony Park Teaching Campus), ”A“, 4%, 6/01/2053	8,350,000	7,631,964
Warren County, MS, Certificates of Participation (Lease Purchase Jail Project), BAM, 6%, 9/01/2053	3,980,000	4,349,270
		$40,448,855
Missouri – 1.2%
Jackson County, MO, Special Obligations, ”A“, 5.25%, 12/01/2058 (u)	$15,250,000	$ 15,930,290
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), ”B“, 5%, 3/01/2054	8,055,000	8,064,404
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), ”B“, AGM, 5%, 3/01/2055	4,465,000	4,495,547
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), ”B“, 5%, 2/01/2040 (n)	160,000	155,461
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), ”B“, 5%, 2/01/2050 (n)	275,000	260,609
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2036	945,000	886,451
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2037	300,000	277,074
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2041	380,000	333,225
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2051	1,405,000	1,119,807
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), 5.5%, 12/01/2048	3,995,000	4,315,863
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), ”A“, 5%, 6/01/2030	3,935,000	4,158,432
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), ”A“, 5%, 6/01/2031	2,490,000	2,619,602
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2044	1,810,000	1,733,445
24

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Missouri – continued
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2049	$3,935,000	$ 3,700,153
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), ”A“, 4%, 2/15/2054	3,580,000	3,272,643
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, 3.75%, 5/01/2038	55,000	54,978
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”A“, FNMA, 4.25%, 5/01/2049	1,610,000	1,618,419
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), ”G“, GNMA, 5.5%, 5/01/2055	5,485,000	5,849,286
Plaza at Noah's Ark Community District, MO, Tax Increment and Improvement Rev., 3%, 5/01/2030	290,000	271,190
Plaza at Noah's Ark Community District, MO, Tax Increment and Improvement Rev., 3.125%, 5/01/2035	215,000	185,333
Poplar Bluff, MO, Transportation Development District Convertible Transportation Sales Tax Refunding & Improvement Rev., ”B“, 4%, 12/01/2037	1,115,000	1,039,715
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Nazareth Living Center), ”A“, 5%, 8/15/2030	115,000	113,944
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Nazareth Living Center), ”A“, 5%, 8/15/2035	95,000	91,592
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Nazareth Living Center), ”A“, 5.125%, 8/15/2045	205,000	184,218
St. Louis, MO, Airport Rev. (Lambert International Airport), ”B“, AGM, 5.25%, 7/01/2054	1,895,000	1,962,874
St. Louis, MO, Industrial Development Authority, Financing Rev. (Ballpark Village Development Project), ”A“, 3.875%, 11/15/2029	120,000	115,394
St. Louis, MO, Industrial Development Authority, Financing Rev. (Ballpark Village Development Project), ”A“, 4.375%, 11/15/2035	580,000	528,734
St. Louis, MO, Industrial Development Authority, Financing Rev. (Ballpark Village Development Project), ”A“, 4.75%, 11/15/2047	1,805,000	1,551,507
St. Louis, MO, Industrial Development Authority, Tax Increment & Special District Rev. (Union Station Phase 2 Redevelopment Project), ”A“, 5.75%, 6/15/2054	1,205,000	1,210,193
St. Louis, MO, Municipal Finance Corp. Leasehold Rev. (Convention Center Expansion and Improvement Projects), AGM, 5%, 10/01/2049	2,385,000	2,404,052
		$68,504,435
Montana – 0.0%
Montana Board of Housing Single Family Program, HUD, ”A-2“, 3%, 12/01/2043	$25,000	$ 24,949
Nebraska – 0.1%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), ”A“, 5%, 9/01/2034	$670,000	$ 711,993
Nebraska Investment Finance Authority, Single Family Housing Rev., ”C“, FHLMC, 4%, 9/01/2048	1,390,000	1,395,574
Omaha, NE, Airport Authority, Facilities Rev., AGM, 5.25%, 12/15/2054	5,935,000	6,137,217
		$8,244,784
Nevada – 0.3%
Clark County, NV, School District, General Obligation, ”A“, AGM, 4%, 6/15/2037	$710,000	$ 710,028
Clark County, NV, School District, General Obligation, ”A“, AGM, 4%, 6/15/2039	1,555,000	1,520,175
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 4.5%, 12/15/2029 (n)	245,000	245,341
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2035 (n)	500,000	501,109
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2038 (n)	1,005,000	1,005,655
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5.125%, 12/15/2045 (n)	600,000	594,889
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), ”A“, 5%, 12/15/2048 (n)	2,835,000	2,716,221
Nevada Housing Division, Single Family Mortgage Rev., ”A“, GNMA, 3%, 4/01/2051	1,540,000	1,512,632
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 4%, 6/01/2048	365,000	327,759
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), ”B“, AGM, 4.125%, 6/01/2058	450,000	410,456
Reno-Tahoe, NV, Airport Authority Rev., ”A“, 5.25%, 7/01/2049	2,195,000	2,260,001
Reno-Tahoe, NV, Airport Authority Rev., ”A“, 5.25%, 7/01/2054	1,785,000	1,828,795
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Company Projects), ”C“, 4.125%, 3/01/2036 (Put Date 10/01/2029)	1,420,000	1,429,105
25

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Nevada – continued
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Company Projects), ”F“, 4.125%, 3/01/2036 (Put Date 10/01/2029)	$1,945,000	$ 1,957,472
		$17,019,638
New Hampshire – 3.1%
National Finance Authority, NH, Lease Rent Rev. (Centurion Biosquare, Inc.), ”A“, 5.88%, 12/15/2038	$27,905,000	$ 28,498,065
National Finance Authority, NH, Lease Rent Rev. (Centurion Foundation West Main Street LLC), ”A“, 5%, 5/15/2034	16,680,000	16,462,221
National Finance Authority, NH, Lease Rent Rev., Taxable (Centurion Biosquare, Inc.), ”B“, 9.58%, 12/15/2038	1,680,000	1,690,075
National Finance Authority, NH, Lease Rent Rev., Taxable (Centurion Foundation West Main Street, LLC), ”B“, 8.33%, 5/15/2034	1,200,000	1,221,363
National Finance Authority, NH, Lease Rev. (NCCD - UNR Properties LLC - University of Nevada, Reno Project), ”A“, BAM, 5.25%, 6/01/2051	2,520,000	2,640,027
National Finance Authority, NH, Lease Rev. (NCCD - UNR Properties LLC - University of Nevada, Reno Project), ”A“, BAM, 4.5%, 6/01/2053	1,130,000	1,097,738
National Finance Authority, NH, Multi-Family Housing Rev., 4.45%, 7/01/2044	13,890,000	13,546,735
National Finance Authority, NH, Municipal Certificates, ”1-A“, 4.375%, 9/20/2036	9,278,836	9,271,290
National Finance Authority, NH, Municipal Certificates, ”2-A“, 3.875%, 1/20/2038	7,521,400	7,104,302
National Finance Authority, NH, Municipal Certificates, ”3-A“, 4.164%, 10/20/2041	6,010,110	5,648,714
National Finance Authority, NH, Municipal Certificates, ”4-B“, 4.18%, 5/20/2042	5,630,341	4,909,785
National Finance Authority, NH, Municipal Certificates, ”A“, 4.125%, 1/20/2034	6,444,990	6,425,024
National Finance Authority, NH, Municipal Certificates, ”A-1“, 4.168%, 1/20/2041	5,200,000	5,027,020
National Finance Authority, NH, Municipal Certificates, ”A-2“, 4%, 10/20/2036	6,434,529	6,243,143
National Finance Authority, NH, Municipal Certificates, ”A-2“, 4.168%, 1/20/2041	1,850,000	1,741,095
National Finance Authority, NH, Municipal Certificates, ”X-2“, 0.674%, 10/20/2036 (i)	28,249,268	1,233,397
National Finance Authority, NH, Municipal Certificates, “1-A“, 4.25%, 7/20/2041	4,544,098	4,381,205
National Finance Authority, NH, Resource Recovery Refunding Rev. (Covanta Project), ”B“, 3.75%, 7/01/2045 (Put Date 7/02/2040) (n)	2,290,000	1,935,869
National Finance Authority, NH, Resource Recovery Refunding Rev., ”B“, 4.625%, 11/01/2042 (n)	1,855,000	1,704,821
National Finance Authority, NH, Rev. (Abilene Christian University Energy Projects), ”A“, 5%, 11/01/2049	5,000,000	5,018,201
National Finance Authority, NH, Rev. (Abilene Christian University Energy Projects), ”A“, 5.25%, 11/01/2054	4,805,000	4,905,940
National Finance Authority, NH, Rev. (Presbyterian Senior Living Project), ”A“, 5.25%, 7/01/2048	2,160,000	2,213,520
National Finance Authority, NH, Rev., Taxable (Centurion Foundation), ”C“, 11%, 12/15/2038	915,000	920,202
National Finance Authority, NH, Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2041	840,000	740,844
National Finance Authority, NH, Special Rev. (Caldwell Ranch Project, Branch & Fort Bend Counties, TX), 4.875%, 12/01/2033	3,733,000	3,688,300
National Finance Authority, NH, Special Rev. (Emberly & Canterra Creek Projects, Fort Bend & Brazoria Counties, TX), 5.375%, 12/01/2031	4,897,000	4,835,550
National Finance Authority, NH, Special Rev. (Highland Project, Montgomery County, TX), 5.125%, 12/15/2030	4,306,000	4,241,528
National Finance Authority, NH, Special Rev. (Tamarron Project, Fort Bend County, TX), 5.25%, 12/01/2035	6,119,000	6,076,615
National Finance Authority, NH, Special Rev. (Valencia Project, Brazoria County, TX), 5.3%, 12/01/2032	4,477,000	4,475,356
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health), 4%, 7/01/2037	12,920,000	11,547,658
New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Rev., ”E“, GNMA, 6.25%, 7/01/2055	11,500,000	12,797,829
		$182,243,432
New Jersey – 2.8%
Atlantic City, NJ, Tax Appeal Refunding (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), ”A“, BAM, 5%, 3/01/2032	$3,875,000	$ 3,985,828
Camden County, NJ, Improvement Authority, School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2042	225,000	237,686
Camden County, NJ, Improvement Authority, School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2047	620,000	649,957
Camden County, NJ, Improvement Authority, School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2052	570,000	594,380
Camden County, NJ, Improvement Authority, School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2062	1,880,000	1,951,428
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	370,000	370,796
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	370,000	370,636
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,115,000	1,118,940
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	345,000	345,597
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), ”A“, 5%, 1/01/2030	865,000	862,674
26

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
New Jersey – continued
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), ”A“, 5%, 1/01/2035	$1,235,000	$ 1,214,902
New Jersey Economic Development Authority Rev. (School Facilities Construction), ”DDD“, 5%, 6/15/2042	2,250,000	2,354,551
New Jersey Economic Development Authority, Motor Vehicle Surcharges Subordinate Refunding Rev., ”A“, BAM, 3.125%, 7/01/2031	16,900,000	16,197,828
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	2,465,000	2,467,544
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), ”A“, 5.625%, 11/15/2030	3,185,000	3,188,995
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), ”C“, 5%, 6/15/2042	2,665,000	2,693,218
New Jersey Economic Development Authority, Water Facilities Rev. (American Water Co., Inc. Project), ”E“, 0.85%, 12/01/2025	1,550,000	1,508,497
New Jersey Educational Facilities Authority Rev. (Ramapo College Project), ”A“, 5%, 7/01/2031	590,000	648,031
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	1,655,000	1,720,388
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	1,670,000	1,712,220
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Refunding Rev., ”B“, 4%, 12/01/2044	12,920,000	11,926,632
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 3.25%, 12/01/2039	1,305,000	1,223,398
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 4%, 12/01/2041	9,675,000	9,465,218
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”A“, 5%, 12/01/2028	315,000	328,830
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”A“, 5%, 12/01/2029	435,000	454,680
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 5%, 12/01/2028	1,145,000	1,195,273
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 5%, 12/01/2029	1,115,000	1,165,443
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 3.5%, 12/01/2039	3,335,000	3,159,091
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 2.5%, 12/01/2040	1,410,000	1,251,424
New Jersey Higher Education Student Assistance Authority, Student Loan Refunding Rev., ”B“, 4.25%, 12/01/2045	12,265,000	11,852,488
New Jersey Higher Education Student Assistance Authority, Subordinate Student Loan Refunding Rev., ”C“, 5%, 12/01/2053	1,475,000	1,388,806
New Jersey Higher Education Student Assistance Authority, Subordinate Student Loan Refunding Rev., ”C“, 5.25%, 12/01/2054	1,005,000	986,304
New Jersey Higher Education Student Assistance Authority, Subordinate Student Loan Rev., ”C“, 3.25%, 12/01/2051	700,000	481,787
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., ”E“, 3.5%, 4/01/2051	5,865,000	5,836,294
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., ”H“, 3%, 10/01/2052	6,125,000	5,981,008
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2032	2,360,000	2,431,429
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2033	2,360,000	2,426,474
New Jersey Tobacco Settlement Financing Corp., ”A“, 5%, 6/01/2034	2,360,000	2,421,562
New Jersey Transportation Trust Authority, ”B“, AAC, 5.5%, 9/01/2026	2,775,000	2,867,919
New Jersey Transportation Trust Fund Authority, ”A“, 4.25%, 6/15/2040	3,975,000	3,878,301
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2035	840,000	894,275
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2038	1,200,000	1,260,612
New Jersey Transportation Trust Fund Authority, ”AA“, 5%, 6/15/2040	840,000	874,953
New Jersey Transportation Trust Fund Authority, ”AA“, 4.25%, 6/15/2044	955,000	907,600
New Jersey Transportation Trust Fund Authority, ”AA“, 4%, 6/15/2045	2,225,000	2,030,931
New Jersey Transportation Trust Fund Authority, ”CC“, 5.5%, 6/15/2050 (Prerefunded 12/12/2032)	2,405,000	2,812,622
New Jersey Transportation Trust Fund Authority, Capital Appreciation, ”A“, 0%, 12/15/2037	19,665,000	11,543,467
New Jersey Transportation Trust Fund Authority, Capital Appreciation, ”C“, AAC, 0%, 12/15/2035	2,930,000	1,911,643
New Jersey Transportation Trust Fund Authority, Capital Appreciation, ”C“, AAC, 0%, 12/15/2036	7,645,000	4,729,485
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., ”A“, 5%, 6/15/2029	2,690,000	2,742,677
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AAC, 0%, 12/15/2028	5,010,000	4,431,547
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, AGM, 0%, 12/15/2032	2,635,000	2,000,555
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, NPFG, 0%, 12/15/2027	3,730,000	3,419,139
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, ”C“, NPFG, 0%, 12/15/2031	3,935,000	3,092,543
Passaic County, NJ, Improvement Authority, Charter School Rev. (Paterson Charter School for Science & Technology, Inc. Project), 4.5%, 7/01/2040	335,000	326,159
Passaic County, NJ, Improvement Authority, Charter School Rev. (Paterson Charter School for Science & Technology, Inc. Project), 5%, 7/01/2044	500,000	499,427
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2031	1,015,000	1,081,385
27

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
New Jersey – continued
South Jersey, NJ, Transportation Authority System Rev., ”A“, AGM, 5%, 11/01/2033	$575,000	$ 608,267
South Jersey, NJ, Transportation Authority System Rev., ”A“, BAM, 5.25%, 11/01/2052	2,760,000	2,848,346
		$162,932,090
New Mexico – 0.1%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”A-1“, FNMA, 4%, 1/01/2049	$440,000	$ 441,402
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”C“, FNMA, 4%, 1/01/2049	945,000	947,462
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, ”D“, GNMA, 5.25%, 3/01/2053	4,760,000	4,988,514
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), 5%, 5/15/2042	115,000	113,901
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2034	460,000	468,506
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2039	165,000	165,234
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2044	170,000	166,778
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), ”A“, 5%, 5/15/2049	445,000	424,775
		$7,716,572
New York – 7.0%
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2034	$790,000	$ 793,026
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 3%, 4/01/2036	1,420,000	1,264,932
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 3%, 4/01/2037	1,180,000	1,030,920
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2038	985,000	958,066
Broome County, NY, Local Development Corp. Rev. (United Health Services Hospitals, Inc.), AGM, 4%, 4/01/2039	1,065,000	1,027,214
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	14,515,000	14,549,096
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), ”A“, 5%, 7/01/2052	290,000	279,367
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), ”B“, 5%, 7/01/2062	2,170,000	2,047,881
Build NYC Resource Corp. Rev. (KIPP NYC Public Schools Facilities - Canal West Project), 5.25%, 7/01/2057	1,615,000	1,636,278
Build NYC Resource Corp. Rev. (KIPP NYC Public Schools Facilities - Canal West Project), 5.25%, 7/01/2062	2,025,000	2,045,554
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), ”A“, 4%, 11/01/2032	380,000	352,498
New York Dormitory Authority Rev. (New School), ”A“, 4.25%, 7/01/2050 (w)	2,200,000	2,049,518
New York Dormitory Authority Rev. (Northwell Health Obligated Group), ”A“, 4%, 5/01/2045	4,380,000	4,162,985
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2036	880,000	929,686
New York Dormitory Authority Rev. (Rochester Institute of Technology), ”A“, 5%, 7/01/2040	995,000	1,038,044
New York Dormitory Authority Rev., State Personal Income Tax, ”A“, 4%, 3/15/2048	840,000	761,947
New York Dormitory Authority Rev., State Personal Income Tax, ”A“, 5.25%, 3/15/2052	4,785,000	5,079,759
New York Dormitory Authority Rev., State Personal Income Tax, ”E“, 4%, 3/15/2042	14,455,000	13,722,215
New York Dormitory Authority, Montefiore Obligated Group Rev., 5.5%, 11/01/2044	685,000	724,129
New York Dormitory Authority, Montefiore Obligated Group Rev., 5.5%, 11/01/2047	750,000	784,845
New York Dormitory Authority, White Plains Hospital Obligated Group Rev., AGM, 5.25%, 10/01/2049	2,120,000	2,160,525
New York Dormitory Authority, White Plains Hospital Obligated Group Rev., AGM, 5.5%, 10/01/2054	5,715,000	6,078,957
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	580,000	576,782
New York Housing Development Corp., Multi-Family Mortgage Rev. (8 Spruce Street), ”E“, 4.375%, 12/15/2031	1,443,121	1,462,540
New York Housing Finance Agency Affordable Housing Rev., ”L-2“, 0.75%, 11/01/2025	745,000	730,860
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”1“, 5%, 11/15/2044 (n)	22,780,000	22,829,886
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), ”2“, 5.375%, 11/15/2040 (n)	2,510,000	2,516,511
New York Power Authority, Green Transmission Project Rev., ”A“, AGM, 4%, 11/15/2047	1,565,000	1,458,132
New York State Thruway Authority, Personal Income Tax Rev., ”A“, 4%, 3/15/2043	10,645,000	10,043,280
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 10/31/2046	7,000,000	5,953,932
New York Transportation Development Corp., Exempt Facility Rev. (State Thruway Service Areas Project), 4%, 4/30/2053	1,740,000	1,419,546
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	2,620,000	2,703,213
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2031	6,400,000	6,564,671
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	1,835,000	1,879,570
28

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
New York – continued
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2035	$4,395,000	$ 4,524,223
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,035,000	984,324
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5.625%, 4/01/2040	4,360,000	4,578,317
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2040	5,050,000	5,134,914
New York Transportation Development Corp., Special Facilities Rev. (JFK Airport Terminal 6 Redevelopment Project), ”A“, 5.5%, 12/31/2060	13,295,000	13,817,418
New York Transportation Development Corp., Special Facilities Rev. (JFK Airport Terminal 6 Redevelopment Project), ”A“, AGM, 5.25%, 12/31/2054	26,225,000	27,121,701
New York Transportation Development Corp., Special Facilities Rev. (JFK Airport Terminal 6 Redevelopment Project), Capital Appreciation, ”B“, AGM, 0%, 12/31/2054	3,245,000	2,023,893
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), 6%, 6/30/2054	20,015,000	21,279,117
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5%, 6/30/2054	5,780,000	5,774,589
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.125%, 6/30/2060	29,265,000	29,433,323
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport New Terminal One Project), AGM, 5.25%, 6/30/2060	12,820,000	13,046,308
New York Transportation Development Corp., Special Facilities Rev. (John F. Kennedy International Airport Terminal Four Project), ”A“, 4%, 12/01/2038	160,000	150,424
New York Transportation Development Corp., Special Facilities Rev. (LaGuardia Airport Terminal B Redevelopment Project), ”A“, 5%, 7/01/2046	10,000,000	9,927,638
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 5%, 12/01/2036	40,000	41,024
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), ”A“, 4%, 12/01/2039	400,000	371,396
New York, NY, General Obligation, ”B-1“, 5%, 12/01/2041	2,755,000	2,792,189
New York, NY, Housing Development Corp., Housing Impact (Sustainable Development Bonds), ”A“, 4.8%, 2/01/2053	6,270,000	6,267,533
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), ”G“, 4.75%, 11/01/2048	1,645,000	1,638,988
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), ”G“, 4.85%, 11/01/2053	835,000	836,958
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “A-1”, 4.85%, 11/01/2053	2,625,000	2,631,156
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (Sustainable Development Bonds), “A-1”, 4.95%, 11/01/2058	2,500,000	2,514,993
New York, NY, Housing Development Corp., Multi-Family Housing Rev., ”D-1“, 4.5%, 11/01/2054	5,350,000	5,134,070
New York, NY, Housing Development Corp., Multi-Family Mortgage Rev. (8 Spruce Street), ”F“, 5.25%, 12/15/2031 (n)	2,426,471	2,470,362
New York, NY, Housing Finance Agency, State Personal Income Tax Rev., ”A-1“, 5%, 6/15/2054	4,000,000	4,110,779
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,375,000	1,382,652
New York, NY, Industrial Development Agency, PILOT Refunding Rev. (Yankee Stadium Project), ”A“, AGM, 3%, 3/01/2040	3,155,000	2,612,540
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”CC-1“, 5%, 6/15/2046	5,505,000	5,577,189
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., ”CC-1“, 5%, 6/15/2048	4,055,000	4,119,617
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2036	1,575,000	1,592,141
New York, NY, Transitional Finance Authority Rev., ”C-1“, 4%, 5/01/2039	2,755,000	2,703,593
New York, NY, Transitional Finance Authority, ”A“, 4%, 11/01/2034	790,000	807,897
New York, NY, Transitional Finance Authority, ”C“, 4%, 2/01/2041	6,035,000	5,840,104
New York, NY, Transitional Finance Authority, ”C-1“, 4%, 5/01/2045	7,865,000	7,272,239
New York, NY, Transitional Finance Authority, ”D“, 5.5%, 5/01/2052	3,000,000	3,245,987
New York, NY, Transitional Finance Authority, ”F“, 4%, 2/01/2051	15,000,000	13,804,008
New York, NY, Transitional Finance Authority, ”F-1“, 5.25%, 2/01/2053	3,500,000	3,694,464
Niagara, NY, Area Development Corp. Rev. (Catholic Health System, Inc. Project), 4.5%, 7/01/2052	2,260,000	1,970,763
29

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
New York – continued
Niagara, NY, Area Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2052	$1,215,000	$ 1,140,701
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	1,125,000	1,023,581
Port Authority of NY & NJ (221st Series), 4%, 7/15/2050	2,810,000	2,471,794
Port Authority of NY & NJ (221st Series), 4%, 7/15/2055	9,010,000	7,866,623
Port Authority of NY & NJ (223rd Series), 4%, 7/15/2038	2,210,000	2,182,557
Port Authority of NY & NJ (226th Series), 5%, 10/15/2038	2,360,000	2,442,492
Port Authority of NY & NJ (226th Series), 5%, 10/15/2039	1,750,000	1,804,311
Schenectady County, NY, Capital Resource Corp. Rev. (Union College Project), 5.25%, 7/01/2052	555,000	588,821
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2028	1,315,000	1,061,355
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2029	1,915,000	1,511,953
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2030	1,475,000	1,147,362
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2031	1,825,000	1,405,594
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2032	3,370,000	2,572,831
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2033	2,970,000	2,253,368
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2034	2,660,000	2,008,179
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2035	3,550,000	2,669,298
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), ”A“, 5%, 1/01/2036	1,160,000	869,316
Tobacco Settlement Asset Securitization Corp., NY, ”A“, 5%, 6/01/2041	2,135,000	2,142,657
Triborough Bridge & Tunnel Authority Rev., NY, Payroll Mobility Tax (MTA Bridges and Tunnels), ”C-3“, 4%, 5/15/2051	8,500,000	7,782,620
Triborough Bridge & Tunnel Authority Rev., NY, Sales Tax Rev. (MTA Bridges and Tunnels), ”A-1“, 5.25%, 5/15/2064	20,000,000	21,057,378
Westchester County, NY, Local Development Corp. Rev. (Westchester Medical Center Obligated Group Project), AGM, 5%, 11/01/2047	1,205,000	1,246,886
Westchester County, NY, Local Development Corp. Rev. (Westchester Medical Center Obligated Group Project), AGM, 5.75%, 11/01/2048	1,465,000	1,597,876
Westchester County, NY, Local Development Corp. Rev. (Westchester Medical Center Obligated Group Project), AGM, 5.75%, 11/01/2049	1,675,000	1,822,024
Westchester County, NY, Local Development Corp. Rev. (Westchester Medical Center Obligated Group Project), AGM, 5%, 11/01/2051	590,000	602,846
		$414,117,619
North Carolina – 1.5%
Greater Asheville, NC, Regional Airport Authority, System Rev., AGM, 5.25%, 7/01/2048	$735,000	$ 759,355
North Carolina Capital Facilities Finance Agency, Educational Facilities Refunding Rev. (High Point University), 4%, 5/01/2032	790,000	791,361
North Carolina Education Assistance Authority, Student Loan Rev., ”A“, 5%, 6/01/2043	1,520,000	1,527,933
North Carolina Housing Finance Agency, Home Ownership Rev., ”44“, 4%, 7/01/2050	670,000	673,112
North Carolina Housing Finance Agency, Home Ownership Rev., ”46-A“, GNMA, 3%, 7/01/2051	7,270,000	7,141,096
North Carolina Housing Finance Agency, Home Ownership Rev., ”55-A“, GNMA, 6.25%, 7/01/2055	3,015,000	3,302,417
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), ”A“, 4%, 3/01/2029	220,000	218,644
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), ”A“, 4%, 3/01/2036	1,070,000	1,021,330
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), ”A“, 4%, 3/01/2041	370,000	335,189
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), ”A“, 4%, 3/01/2051	6,585,000	5,398,106
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), ”C“, 4%, 3/01/2036	465,000	443,849
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), ”C“, 4%, 3/01/2042	175,000	156,868
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	35,000	35,026
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	205,000	205,007
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	225,000	221,795
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), ”A“, 5%, 10/01/2040	720,000	737,226
30

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
North Carolina – continued
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), ”A“, 5%, 10/01/2045	$690,000	$ 698,315
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), ”A“, 5%, 10/01/2050	690,000	693,553
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Refunding Rev. (Plantation Village, Inc.), ”A“, 4%, 1/01/2052	1,370,000	1,098,290
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Penick Village Project), ”B-1“, 4.75%, 9/01/2029	410,000	409,699
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Penick Village Project), ”B-2“, 4.5%, 9/01/2029	625,000	623,304
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Penick Village Project), ”B-3“, 4.25%, 9/01/2028	1,090,000	1,087,850
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes Project), ”A“, 5%, 10/01/2044	570,000	577,012
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes Project), ”A“, 5%, 10/01/2049	150,000	150,948
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2042	480,000	482,854
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2047	940,000	944,116
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2051	1,920,000	1,922,818
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., ”A“, 5%, 7/01/2054	1,650,000	1,651,147
North Carolina Turnpike Authority, Triangle Expressway System Rev., AGM, 5%, 1/01/2031	1,260,000	1,290,764
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Refunding Rev., AGM, 5%, 1/01/2036	9,165,000	9,576,343
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., ”A“, AGM, 5%, 1/01/2058	28,850,000	29,681,769
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., Capital Appreciation, ”B“, AGM, 0%, 1/01/2050	9,265,000	2,748,421
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., Capital Appreciation, ”B“, AGM, 0%, 1/01/2051	9,000,000	2,522,465
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Rev., Capital Appreciation, ”B“, AGM, 0%, 1/01/2053	4,500,000	1,132,918
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2030	985,000	1,049,611
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2032	790,000	836,340
Raleigh-Durham, NC, Airport Authority Rev., ”A“, 5%, 5/01/2033	790,000	831,689
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2027	1,190,000	1,194,849
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2031	985,000	943,900
Surry County, NC, Northern Hospital District, Health Care Facilities Rev., 5%, 10/01/2033	1,085,000	1,017,799
		$86,135,088
North Dakota – 0.3%
Grand Forks, ND, Healthcare System Rev. (Altru Health System), ”A“, AGM, 5%, 12/01/2048	$535,000	$ 543,023
Grand Forks, ND, Healthcare System Rev. (Altru Health System), ”A“, AGM, 5%, 12/01/2053	1,315,000	1,322,282
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”D“, 4.25%, 1/01/2049 (u)	2,750,000	2,764,960
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), ”F“, 5%, 1/01/2053	2,110,000	2,180,164
North Dakota State Board of Higher Education, Housing & Auxiliary Facilities Rev. (University of North Dakota), ”A“, AGM, 4%, 4/01/2039	1,845,000	1,796,738
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2034	3,065,000	3,115,451
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2038	2,850,000	2,878,443
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2048	160,000	155,052
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), ”C“, 5%, 6/01/2053	1,170,000	1,109,784
		$15,865,897
Ohio – 3.5%
Brunswick, OH, School District, Classroom Facilities & School Improvement, Unlimited Tax General Obligation, BAM, 5.25%, 12/01/2053	$4,585,000	$ 4,783,835
Brunswick, OH, School District, Classroom Facilities & School Improvement, Unlimited Tax General Obligation, BAM, 5.5%, 12/01/2060	8,490,000	8,971,347
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020A-2, ”1“, 4%, 6/01/2048	11,550,000	10,003,702
Buckeye, OH, Tobacco Settlement Financing Authority, Asset-Backed Refunding, 2020B-2, ”2“, 5%, 6/01/2055	13,285,000	11,709,650
31

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Ohio – continued
Columbus, OH, Metropolitan Housing Authority, Affordable Housing Rev. (Cobblestone Manor Project), 4.625%, 8/01/2042	$580,000	$ 580,873
Columbus, OH, Metropolitan Housing Authority, General Rev. (Orchards Project & Eden Park Project), 4%, 12/01/2034	6,275,000	6,135,378
Columbus, OH, Regional Airport Authority Rev. (John Glenn Columbus International Airport), ”A“, 5.5%, 1/01/2055 (u)	28,125,000	29,518,225
Columbus-Franklin County, OH, Finance Authority, Multi-Family Housing (Caravel Apartments), ”A“, FNMA, 4.46%, 11/01/2044	3,870,418	3,766,196
Columbus-Franklin County, OH, Finance Authority, Multi-Family Housing Rev. (Westerville Crossing Apartments), ”A“, FNMA, 4.375%, 6/01/2043	11,060,000	10,598,718
Cuyahoga County, OH, Hospital Rev. (MetroHealth System), 4.75%, 2/15/2047	3,200,000	2,988,304
Cuyahoga County, OH, Hospital Rev. (MetroHealth System), 5.25%, 2/15/2047	2,730,000	2,683,714
Cuyahoga County, OH, Hospital Rev. (MetroHealth System), 5%, 2/15/2052	1,575,000	1,504,910
Cuyahoga County, OH, Hospital Rev. (MetroHealth System), 5.5%, 2/15/2057	9,520,000	9,560,600
Cuyahoga County, OH, Metropolitan Housing Authority, General Rev. (2045 Initiative Project), 2%, 12/01/2031	2,305,000	1,973,987
Cuyahoga County, OH, Port Authority, Financing Rev. (Flats East Bank Project), ”A“, 4%, 12/01/2055 (n)	665,000	522,698
Cuyahoga County, OH, Port Authority, Financing Rev. (Flats East Bank Project), ”B“, 4.5%, 12/01/2055 (n)	290,000	240,106
Franklin County, OH, Hospital Facilities Rev. (OhioHealth Corp.), ”A“, 4%, 5/15/2047	3,260,000	2,972,063
Greene County, OH, Port Authority Economic Development, Facilities Rev. (Community First Solutions Obligated Group), ”B“, 5%, 5/15/2059	3,375,000	3,319,894
Hamilton County, OH, Healthcare Improvement & Refunding Rev. (Life Enriching Communities Project), 5%, 1/01/2051	3,340,000	3,199,957
Hamilton County, OH, Healthcare Rev. (Life Enriching Communities Project), ”A“, 5.25%, 1/01/2038	250,000	258,889
Hamilton County, OH, Healthcare Rev. (Life Enriching Communities Project), ”A“, 5.5%, 1/01/2043	755,000	771,493
Hamilton County, OH, Healthcare Rev. (Life Enriching Communities Project), ”A“, 5.75%, 1/01/2053	1,420,000	1,461,374
Huron County, OH, Norwalk City School District, School Facilities (General Obligation-Unlimited Tax), 5%, 11/01/2053	700,000	721,026
Huron County, OH, Norwalk City School District, School Facilities (General Obligation-Unlimited Tax), 5%, 11/01/2055	550,000	566,139
Huron County, OH, Norwalk City School District, School Facilities (General Obligation-Unlimited Tax), 5%, 11/01/2061	430,000	441,230
Miami County, OH, Hospital Facilities Rev. (Kettering Health), ”A“, 5%, 8/01/2049	7,745,000	7,790,977
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), ”A“, 4%, 8/01/2041	2,470,000	2,305,590
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), ”A“, 4%, 8/01/2047	1,555,000	1,394,787
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 5%, 11/15/2034	790,000	815,840
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 4%, 11/15/2038	1,775,000	1,659,956
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), ”A“, 4%, 11/15/2045	850,000	731,311
Ohio Air Quality Development Authority Refunding Rev. (American Electric Power Co. Project), ”B“, 3.7%, 7/01/2028	3,500,000	3,492,263
Ohio Air Quality Development Authority Refunding Rev. (American Electric Power Co. Project), ”C“, 3.65%, 12/01/2027	5,275,000	5,265,062
Ohio Air Quality Development Authority Refunding Rev. (American Electric Power Co. Project), ”C“, 3.7%, 4/01/2028	3,000,000	2,996,097
Ohio Air Quality Development Authority Refunding Rev. (Duke Energy Corp. Project), ”A“, 4.25%, 11/01/2039 (Put Date 6/01/2027)	2,615,000	2,640,757
Ohio Air Quality Development Authority Refunding Rev. (Duke Energy Corp. Project), ”B“, 4%, 9/01/2030 (Put Date 6/01/2027)	3,105,000	3,133,761
Ohio Air Quality Development Authority Rev. (American Electric Power Co.), ”B“, 2.6%, 6/01/2041 (Put Date 10/01/2029)	3,630,000	3,384,374
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	3,530,000	3,529,025
Ohio Higher Educational Facility Commission Rev. (Cleveland Institute of Music 2022 Project), 5.125%, 12/01/2042	1,135,000	1,152,895
Ohio Higher Educational Facility Commission Rev. (Cleveland Institute of Music 2022 Project), 5.375%, 12/01/2052	1,850,000	1,864,990
Ohio Higher Educational Facility Commission Rev. (Franciscan University of Steubenville), 5%, 11/01/2041	2,360,000	2,379,642
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), 5.25%, 5/01/2049	2,060,000	2,115,325
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), 5.25%, 5/01/2054	3,245,000	3,299,605
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.5%, 9/01/2048 (u)	2,125,000	2,147,404
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.8%, 9/01/2048	8,375,000	8,376,413
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), ”A“, 4.9%, 9/01/2053	4,010,000	4,015,248
Ohio Housing Finance Agency, Multi-Family Housing Rev. (Haven's Edge Apartments Project), ”A“, 5.7%, 8/01/2043	3,180,000	3,290,257
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2036	500,000	475,605
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2038	490,000	456,832
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2040	465,000	421,819
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	6,090,000	6,106,806
Port of Greater Cincinnati, OH, Development Authority Rev. (Duke Energy Convention Center Project), ”C“, AGM, 5.25%, 12/01/2048	400,000	421,464
Port of Greater Cincinnati, OH, Development Authority Rev. (Duke Energy Convention Center Project), ”C“, AGM, 5.25%, 12/01/2058	270,000	280,985
32

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Ohio – continued
Port of Greater Cincinnati, OH, Development Authority Rev. (Duke Energy Convention Center Project), ”C“, AGM, 5.25%, 12/01/2063	$450,000	$ 468,309
Warren County, OH, Healthcare Facilities Improvement & Refunding Rev. (Otterbein Homes Obligated Group), 5%, 7/01/2049	4,525,000	4,570,112
Warren County, OH, Hospital Facilities Refunding Rev. (Community First Solutions Obligated Group), ”A“, 5%, 5/15/2044	575,000	585,230
Warren County, OH, Hospital Facilities Refunding Rev. (Community First Solutions Obligated Group), ”A“, 5%, 5/15/2049	2,000,000	2,013,471
Warren County, OH, Hospital Facilities Refunding Rev. (Community First Solutions Obligated Group), ”A“, 5%, 5/15/2052	2,000,000	2,000,279
Yellow Springs, OH, Exempted Villages School District, Certificates of Participation, BAM, 5.25%, 12/01/2049	740,000	766,851
Yellow Springs, OH, Exempted Villages School District, Certificates of Participation, BAM, 5.25%, 12/01/2053	2,850,000	2,937,870
		$208,541,520
Oklahoma – 0.7%
Norman, OK, Regional Hospital Authority Rev., 4%, 9/01/2045	$3,120,000	$ 2,281,098
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	2,715,000	2,379,701
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,180,000	1,109,481
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”A“, 5.5%, 8/15/2041	3,920,000	3,975,576
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”A“, 5.5%, 8/15/2044	3,960,000	3,964,282
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5%, 8/15/2038	895,000	906,837
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.25%, 8/15/2043	315,000	319,334
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.25%, 8/15/2048	900,000	908,040
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), ”B“, 5.5%, 8/15/2057	9,390,000	9,506,243
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), ”C“, 5.45%, 8/15/2028	6,087,000	5,981,095
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), ”A“, 4.75%, 9/01/2048	695,000	705,774
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), ”C“, GNMA, 6%, 3/01/2056	6,025,000	6,612,372
		$38,649,833
Oregon – 0.9%
Medford, OR, Hospital Facilities Authority Rev. (Asante Projects), ”A“, 4%, 8/15/2050	$3,015,000	$ 2,613,177
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), ”A“, 4%, 12/01/2041	2,370,000	2,009,360
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), ”A“, 4%, 12/01/2051	1,750,000	1,315,477
Oregon Facilities Authority Rev. (Legacy Health Project), ”A“, 5%, 6/01/2046	7,945,000	7,964,958
Oregon Facilities Authority, Lease Rent Rev. (Legacy Health System - Centurion Foundation), ”A“, 4.9%, 9/15/2035	14,015,000	14,196,908
Oregon Health & Sciences University Rev., ”B“, 5%, 7/01/2034	5,900,000	6,013,249
Oregon Housing & Community Services Department, Multi-Family Housing Rev. (Redmond Landing Apartments Project), ”K-1“, FNMA, 4.33%, 11/01/2043	2,428,000	2,327,489
Port of Portland, OR, International Airport Rev., ”24B“, 5%, 7/01/2042	1,055,000	1,059,298
Port of Portland, OR, International Airport Rev., ”A“, 5.25%, 7/01/2054 (u)	10,965,000	11,308,057
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), ”A“, 5%, 11/15/2036	575,000	553,750
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), ”A“, 5%, 11/15/2046	690,000	608,291
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), ”A“, 5%, 11/15/2046	1,360,000	1,198,950
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), ”A“, 5%, 11/15/2051	580,000	495,223
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), ”A“, 5%, 11/15/2056	3,325,000	2,802,209
		$54,466,396
Pennsylvania – 6.8%
Adams County, PA, General Authority Rev. (Brethren Home Community Project), ”A“, 5%, 6/01/2054	$1,325,000	$ 1,306,247
Adams County, PA, General Authority Rev. (Brethren Home Community Project), ”A“, 5%, 6/01/2059	1,245,000	1,216,770
Allegheny County, PA, Airport Authority Rev. (Pittsburgh International Airport), ”A“, AGM, 5.5%, 1/01/2048	3,185,000	3,342,642
Allegheny County, PA, Airport Authority Rev. (Pittsburgh International Airport), ”A“, AGM, 5.5%, 1/01/2053	5,175,000	5,412,638
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), ”A“, 4%, 4/01/2044	5,185,000	4,834,202
Allentown, PA, City School District Rev., ”C“, BAM, 4%, 2/01/2035	905,000	902,901
Allentown, PA, City School District Rev., ”C“, BAM, 4%, 2/01/2036	870,000	863,529
Allentown, PA, Commercial & Industrial Development Authority, Education Facility Lease Rev. (Executive Education Academy Charter School Project), 5%, 7/01/2059 (n)	1,630,000	1,519,113
33

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Pennsylvania – continued
Allentown, PA, Commercial & Industrial Development Authority, Education Facility Lease Rev. (Lincoln Leadership Academy Charter School Project), 5.5%, 6/15/2038 (n)	$160,000	$ 166,147
Allentown, PA, Commercial & Industrial Development Authority, Education Facility Lease Rev. (Lincoln Leadership Academy Charter School Project), 5.75%, 6/15/2043 (n)	330,000	342,006
Allentown, PA, Commercial & Industrial Development Authority, Education Facility Lease Rev. (Lincoln Leadership Academy Charter School Project), 6%, 6/15/2053 (n)	575,000	594,552
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033 (n)	135,000	137,049
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042 (n)	330,000	325,062
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.25%, 5/01/2042 (n)	800,000	786,489
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042 (n)	1,260,000	1,245,078
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2027 (n)	880,000	898,038
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2035	395,000	396,811
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2036	850,000	852,473
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2037	395,000	395,437
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2038	395,000	395,243
Armstrong & Indiana Counties, PA, Armstrong School District, General Obligation, “A”, BAM, 4%, 3/15/2041	1,970,000	1,925,326
Beaver County, PA, Economic Development Authority Rev., BAM, 4%, 11/15/2035	1,795,000	1,780,970
Beaver County, PA, Economic Development Authority Rev., BAM, 4%, 11/15/2036	675,000	664,744
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”A-2“, 6%, 6/30/2034	2,420,000	2,608,213
Berks County, PA, Municipal Authority Rev. (Tower Health Project), ”A-3“, 5%, 6/30/2039	19,469,000	18,844,547
Berks County, PA, Municipal Authority Rev. (Tower Health Project), Convertible Capital Appreciation, ”B-1“, 0% to 11/15/2029, 6% to 6/30/2044	8,606,000	6,338,040
Berks County, PA, Municipal Authority Rev., Taxable (Tower Health Project), ”A-1“, 8%, 6/30/2034	3,279,000	3,353,907
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2044	810,000	754,774
Bucks County, PA, Industrial Development Authority, Hospital Rev. (St. Luke's University Health Network Project), 4%, 8/15/2050	7,225,000	6,503,965
Bucks County, PA, Water & Sewer Authority, Sewer System Rev., ”A“, AGM, 5.25%, 12/01/2047	1,710,000	1,828,411
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 5%, 12/01/2051	1,555,000	1,166,482
Chester County, PA, Industrial Development Authority, Educational Facilities Rev. (Avon Grove Charter School), ”A“, 4.75%, 12/15/2037	880,000	878,009
Chester County, PA, Industrial Development Authority, Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2047	420,000	400,568
Chester County, PA, Industrial Development Authority, Educational Facilities Rev. (Avon Grove Charter School), ”A“, 5%, 12/15/2051	510,000	476,124
Cumberland County, PA, Cumberland Valley School District, General Obligation, ”A“, BAM, 5%, 12/01/2049	1,160,000	1,197,575
Cumberland County, PA, Cumberland Valley School District, General Obligation, ”A“, BAM, 5%, 12/01/2053	1,955,000	2,011,750
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033	415,000	400,292
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038	95,000	95,013
Cumberland County, PA, Municipal Authority Rev. (Penn State Health), 4%, 11/01/2049	3,355,000	2,897,583
Delaware County, PA, Chichester School, General Obligation, AGM, 4%, 9/15/2031	395,000	403,747
Delaware County, PA, Chichester School, General Obligation, AGM, 4%, 9/15/2032	395,000	401,998
Delaware County, PA, Interboro School District, General Obligation, AGM, 5.5%, 8/15/2063	800,000	850,087
Delaware County, PA, Upper Darby School District, General Obligation, ”A“, BAM, 4%, 4/01/2046	475,000	443,089
Delaware Valley, PA, Regional Finance Authority, ”C“, FLR, 3.819% ((67% of SOFR - 3mo. + 0.26161%) + 0.75%), 6/01/2037	5,755,000	5,340,992
Doylestown, PA, Hospital Authority Rev., 5.375%, 7/01/2039	1,050,000	1,124,296
Doylestown, PA, Hospital Authority Rev., ”A“, 4%, 7/01/2045 (Prerefunded 7/01/2029)	45,000	46,269
Doylestown, PA, Hospital Authority Rev., ”A“, 4%, 7/01/2045	420,000	370,690
Doylestown, PA, Hospital Authority Rev., ”A“, 5%, 7/01/2049 (Prerefunded 7/01/2029)	50,000	53,378
Doylestown, PA, Hospital Authority Rev., ”A“, 5%, 7/01/2049	415,000	415,408
Erie, PA, Higher Education Building Authority Rev. (AICUP Financing Program-Gannon University Project), 5%, 5/01/2035	200,000	208,061
Erie, PA, Higher Education Building Authority Rev. (AICUP Financing Program-Gannon University Project), 5%, 5/01/2038	340,000	349,297
Erie, PA, Higher Education Building Authority Rev. (AICUP Financing Program-Gannon University Project), 5%, 5/01/2048	275,000	267,180
Lancaster, PA, Municipal Authority Healthcare Facilities Rev. (Garden Spot Village Project), ”A“, 5%, 5/01/2044	350,000	360,959
Lancaster, PA, Municipal Authority Healthcare Facilities Rev. (Garden Spot Village Project), ”B“, 5%, 5/01/2054	400,000	403,692
34

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Pennsylvania – continued
Lancaster, PA, Municipal Authority Healthcare Facilities Rev. (Garden Spot Village Project), ”B“, 5%, 5/01/2059	$280,000	$ 281,590
Lehigh County, PA, General Purpose Authority, College Rev. (Muhlenberg College Project), 5.25%, 2/01/2049	1,635,000	1,682,470
Lehigh County, PA, General Purpose Authority, College Rev. (Muhlenberg College Project), 5.25%, 2/01/2054	600,000	613,304
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), ”A“, 4%, 7/01/2049	7,900,000	6,946,151
Lehigh County, PA, Water & Sewer Authority Rev. (Allentown Concession), Capital Appreciation, ”B“, 0%, 12/01/2036	9,515,000	5,817,864
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ”A“, 5%, 1/01/2039	215,000	217,745
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ”A“, 5%, 1/01/2040	765,000	771,162
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ”A“, 5%, 1/01/2041	565,000	568,213
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ”A“, 5%, 1/01/2042	585,000	587,521
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), ”A“, 4.5%, 1/01/2045	2,015,000	1,872,225
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	1,550,000	1,445,712
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	1,480,000	1,333,598
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), ”A“, 4%, 9/01/2049	1,815,000	1,635,460
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), ”B“, 4%, 5/01/2047	1,750,000	1,607,326
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), ”B“, AGM, 3.125%, 5/01/2053	2,415,000	1,781,485
Montgomery County, PA, Higher Education & Health Authority Rev., Taxable (Thomas Jefferson University), 4%, 9/01/2051	2,980,000	2,663,849
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5%, 1/01/2030	790,000	790,010
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	7,060,000	6,527,381
Montgomery County, PA, Industrial Development Authority, Retirement Communities Rev. (Acts Retirement - Life Communities, Inc. Obligated Group), ”A“, 5.25%, 11/15/2053	1,500,000	1,524,204
Montgomery County, PA, Industrial Development Authority, Retirement Communities Rev. (Acts Retirement - Life Communities, Inc. Obligated Group), ”C“, 5%, 11/15/2045	1,090,000	1,104,095
Montour County, PA, Geisinger Authority, Health System Rev., ”A“, 4%, 4/01/2039	2,615,000	2,532,899
Montour County, PA, Geisinger Authority, Health System Rev., ”A“, 4%, 4/01/2050	5,000,000	4,360,923
Northampton County, PA, General Purpose Authority, Hospital Rev. (St. Luke's University Health Network Project), ”A-1“, AGM, 5.25%, 8/15/2053	13,560,000	14,321,116
Northeastern, PA, Hospital & Education Authority, College Rev. (King's College Project), 5%, 5/01/2032	355,000	359,331
Northeastern, PA, Hospital & Education Authority, College Rev. (King's College Project), 5%, 5/01/2033	475,000	479,312
Northeastern, PA, Hospital & Education Authority, College Rev. (King's College Project), 5%, 5/01/2044	1,035,000	980,271
Northeastern, PA, Hospital & Education Authority, College Rev. (King's College Project), 5%, 5/01/2049	630,000	580,143
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), ”B-1“, 5.25%, 7/01/2049	1,180,000	1,207,048
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), ”B-2“, 5%, 7/01/2042	1,755,000	1,800,821
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), ”B-2“, 5.25%, 7/01/2046	940,000	967,311
Pennsylvania Economic Development Financing Authority Rev. (Rapid Bridge Replacement Project), 5%, 12/31/2038	16,660,000	16,752,703
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2035	1,190,000	775,174
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2036	1,255,000	776,825
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2037	1,215,000	713,761
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2038	1,245,000	692,750
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2039	1,365,000	713,887
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2040	1,315,000	644,975
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2041	1,265,000	583,202
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2042	1,215,000	527,842
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, 0%, 1/01/2043	1,160,000	475,928
35

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Pennsylvania – continued
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, BAM, 0%, 1/01/2046	$2,750,000	$ 997,926
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-2“, BAM, 0%, 1/01/2047	2,865,000	980,853
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, ”B-3“, 0%, 1/01/2049	5,775,000	1,152,278
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), 5.25%, 6/30/2053	11,855,000	12,055,750
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	13,590,000	13,776,244
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 4.125%, 12/31/2038	1,330,000	1,251,789
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2042	8,855,000	8,867,064
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (The Penndot Major Bridges Package One Project), AGM, 5.75%, 12/31/2062	2,575,000	2,735,808
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), ”A“, VRDN, 4.15%, 4/01/2034 (Put Date 4/15/2025)	3,130,000	3,130,345
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 4.25%, 7/01/2041 (Put Date 7/01/2027)	3,925,000	3,929,447
Pennsylvania Economic Development Financing Authority, UPMC Rev., ”A“, 4%, 5/15/2048	3,250,000	2,986,877
Pennsylvania Economic Development Financing Authority, UPMC Rev., ”A“, 4%, 5/15/2053	4,265,000	3,690,936
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., ”1A“, 4.125%, 6/01/2045	5,369,000	5,148,876
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., ”1C“, 5%, 6/01/2051	3,477,000	3,282,476
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., ”A“, 5%, 6/01/2030	200,000	207,237
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., ”A“, 2.625%, 6/01/2042	985,000	868,307
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., ”A“, 4.5%, 6/01/2043	635,000	627,513
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., ”A“, 4%, 6/01/2044	7,860,000	7,523,654
Pennsylvania Higher Educational Facilities Authority Rev. (Duquesne University), ”A“, 5%, 3/01/2039	200,000	206,565
Pennsylvania Housing Finance Agency, Multi-Family Housing Development (Cambridge Square), ”A“, 5.55%, 11/01/2042	2,547,875	2,786,137
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”128A“, 4.75%, 4/01/2033 (u)	980,000	982,407
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”135B“, 5%, 4/01/2030	1,905,000	1,987,892
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., ”135B“, 5%, 10/01/2030	1,105,000	1,152,671
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “141A”, 5.75%, 10/01/2053	10,515,000	11,141,960
Pennsylvania Public School Building Authority, College Rev. (Northampton County Area Community College Project), BAM, 4%, 6/15/2031	720,000	740,035
Pennsylvania Public School Building Authority, College Rev. (Northampton County Area Community College Project), BAM, 4%, 6/15/2032	475,000	485,556
Pennsylvania Public School Building Authority, College Rev. (Northampton County Area Community College Project), BAM, 4%, 6/15/2033	505,000	511,987
Pennsylvania Public School Building Authority, College Rev. (Northampton County Area Community College Project), BAM, 4%, 6/15/2034	510,000	516,920
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2030	1,575,000	1,621,313
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2032	6,150,000	6,314,696
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), ”A“, AGM, 5%, 6/01/2033	17,170,000	17,607,328
Pennsylvania School District Authority Rev. (William Penn School District Project), ”B“, BAM, 5%, 3/15/2045	755,000	776,450
Pennsylvania School District Authority Rev. (William Penn School District Project), ”B“, BAM, 5%, 3/15/2049	560,000	572,244
Philadelphia, PA, Airport Refunding Rev., ”B“, AGM, 5%, 7/01/2042	8,790,000	8,852,468
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2034	4,200,000	4,281,599
Philadelphia, PA, Airport Rev., ”B“, 5%, 7/01/2042	3,920,000	3,944,530
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.625%, 8/01/2036	250,000	252,052
36

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Pennsylvania – continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.75%, 8/01/2046	$965,000	$ 970,232
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”A“, 5.375%, 8/01/2051	1,205,000	1,204,792
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), ”B“, 6%, 8/01/2051	845,000	850,528
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), ”A“, 5%, 9/01/2042	8,505,000	8,595,014
Philadelphia, PA, Authority for Industrial Development, Charter School Rev. (Green Woods Charter School Project), “A”, 5.125%, 6/15/2042	335,000	331,649
Philadelphia, PA, Authority for Industrial Development, Charter School Rev. (Green Woods Charter School Project), “A”, 5.25%, 6/15/2052	380,000	376,577
Philadelphia, PA, Authority for Industrial Development, Charter School Rev. (Green Woods Charter School Project), “A”, 5.375%, 6/15/2057	180,000	178,889
Philadelphia, PA, Authority for Industrial Development, Hospital Rev. (Children's Hospital of Philadelphia Project), ”A“, 5.5%, 7/01/2053	22,225,000	24,023,583
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”I“, 5%, 12/01/2037	1,545,000	1,563,329
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”I“, 5%, 12/01/2058	6,530,000	6,218,390
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”III“, 5.25%, 12/01/2047 (n)	350,000	327,863
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), ”III“, 5.5%, 12/01/2058 (n)	400,000	370,908
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2037	670,000	670,575
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2042	1,530,000	1,483,160
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ”A“, 5%, 7/01/2049	1,330,000	1,228,095
Philadelphia, PA, Authority for Industrial Development, University Rev. (Saint Joseph's University Project), 5.5%, 11/01/2060	7,085,000	7,463,490
Philadelphia, PA, Gas Works Rev., ”14“, AGM, 5%, 10/01/2033	2,290,000	2,346,343
Philadelphia, PA, School District General Obligation, ”B“, 5%, 9/01/2043	915,000	932,940
Philadelphia, PA, School District General Obligation, ”F“, 5%, 9/01/2038	205,000	207,841
Philadelphia, PA, School District General Obligation, Taxable, ”A“, 5.5%, 9/01/2048	10,745,000	11,557,413
Pittsburgh, PA, Water & Sewer System Authority Rev., ”A“, AGM, 4.25%, 9/01/2053	2,910,000	2,720,586
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	2,320,000	2,127,087
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	3,440,000	3,100,747
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	65,000	63,986
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2051	1,190,000	1,077,582
West Shore, PA, Area Authority Rev. (Messiah Village Project), ”A“, 5%, 7/01/2030	350,000	350,196
West Shore, PA, Area Authority Rev. (Messiah Village Project), ”A“, 5%, 7/01/2035	345,000	344,976
		$399,750,411
Puerto Rico – 1.9%
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.625%, 7/01/2029	$1,584,778	$ 1,697,628
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 5.75%, 7/01/2031	2,704,937	2,971,874
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2033	1,459,691	1,429,175
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2035	2,865,019	2,736,885
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2037	1,126,601	1,064,798
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2041	1,531,429	1,400,425
Commonwealth of Puerto Rico, General Obligation Restructured, ”A“, 4%, 7/01/2046	1,592,259	1,388,048
Commonwealth of Puerto Rico, General Obligation Restructured, Capital Appreciation, ”A“, 0%, 7/01/2033	1,878,095	1,286,820
Puerto Rico Aqueduct and Sewer Authority Rev., ”A“, 5%, 7/01/2025	11,815,000	11,856,716
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2021 (a)(d)	3,140,000	1,742,700
Puerto Rico Electric Power Authority Refunding Rev., ”DDD“, 5%, 7/01/2022 (a)(d)	5,075,000	2,816,625
Puerto Rico Electric Power Authority Refunding Rev., ”PP“, NPFG, 5%, 7/01/2025	170,000	170,068
37

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Puerto Rico – continued
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2029 (a)(d)	$7,990,000	$ 4,434,450
Puerto Rico Electric Power Authority Rev., ”A“, 5%, 7/01/2042 (a)(d)	1,210,000	671,550
Puerto Rico Electric Power Authority Rev., ”CCC“, 5.25%, 7/01/2027 (a)(d)	3,005,000	1,667,775
Puerto Rico Electric Power Authority Rev., ”NN“, NPFG, 4.75%, 7/01/2033	1,405,000	1,369,886
Puerto Rico Electric Power Authority Rev., ”RR“, AGM, 5%, 7/01/2028	380,000	378,589
Puerto Rico Electric Power Authority Rev., ”SS“, AGM, 4.375%, 7/01/2030	375,000	365,800
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2021 (a)(d)	1,540,000	854,700
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2023 (a)(d)	1,345,000	746,475
Puerto Rico Electric Power Authority Rev., ”TT“, 5%, 7/01/2037 (a)(d)	4,105,000	2,278,275
Puerto Rico Electric Power Authority Rev., ”TT“, NPFG, 5%, 7/01/2026	30,000	30,022
Puerto Rico Electric Power Authority Rev., ”UU“, AGM, 4.25%, 7/01/2027	1,090,000	1,072,435
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2025	225,000	224,870
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2026	940,000	935,261
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2029	3,755,000	3,692,414
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2030	2,455,000	2,423,900
Puerto Rico Electric Power Authority Rev., ”VV“, NPFG, 5.25%, 7/01/2034	370,000	362,079
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5%, 7/01/2018 (a)(d)	1,930,000	1,071,150
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2023 (a)(d)	2,150,000	1,193,250
Puerto Rico Electric Power Authority Rev., ”ZZ“, 5.25%, 7/01/2026 (a)(d)	2,320,000	1,287,600
Puerto Rico Electric Power Authority Rev., Taxable, ”EEE“, 6.05%, 7/01/2032 (a)(d)	1,875,000	1,040,625
Puerto Rico Housing Finance Authority, Multi-Family Housing Collateralized Rev. (Mirador Las Casas Project), ”B“, 5%, 3/01/2027 (Put Date 3/01/2026)	1,435,000	1,457,935
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	1,770,000	1,769,930
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-1“, 4.5%, 7/01/2034	311,000	308,997
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”2019A-2“, 4.536%, 7/01/2053	104,000	97,391
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.55%, 7/01/2040	766,000	758,193
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 4.75%, 7/01/2053	1,988,000	1,911,360
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-1“, 5%, 7/01/2058	24,407,000	24,034,949
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.329%, 7/01/2040	5,124,000	4,992,752
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., ”A-2“, 4.784%, 7/01/2058	1,435,000	1,365,919
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2031	11,027,000	8,631,182
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2033	10,791,000	7,733,179
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, ”A-1“, 0%, 7/01/2046	6,188,000	2,019,388
University of Puerto Rico Rev., ”P“, NPFG, 5%, 6/01/2025	280,000	280,414
		$112,024,457
Rhode Island – 0.5%
Providence, RI, Public Buildings Authority Rev. (Capital Improvement Program Projects), ”A“, AGM, 5.25%, 9/15/2043	$555,000	$ 592,265
Providence, RI, Public Buildings Authority Rev. (Capital Improvement Program Projects), ”A“, AGM, 5.25%, 9/15/2044	1,000,000	1,062,485
Rhode Island Health and Educational Building Corp., Higher Education Facility Rev. (Providence College), ”B“, 4%, 11/01/2037	525,000	527,795
Rhode Island Health and Educational Building Corp., Higher Education Facility Rev. (Providence College), ”B“, 4%, 11/01/2038	555,000	555,020
Rhode Island Health and Educational Building Corp., Higher Education Facility Rev. (Providence College), ”B“, 4%, 11/01/2039	675,000	668,313
Rhode Island Health and Educational Building Corp., Higher Education Facility Rev. (Providence College), ”B“, 4%, 11/01/2040	710,000	698,204
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, ”84-A“, GNMA, 5%, 4/01/2044	700,000	716,978
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, ”84-A“, GNMA, 5%, 4/01/2049	235,000	239,532
Rhode Island Student Loan Authority, Education Loan Rev., ”A“, 5%, 12/01/2028	690,000	715,978
Rhode Island Student Loan Authority, Education Loan Rev., ”A“, 5%, 12/01/2029	555,000	580,832
Rhode Island Student Loan Authority, Education Loan Rev., ”A“, 5%, 12/01/2030	515,000	536,421
Rhode Island Student Loan Authority, Education Loan Rev., ”A“, 2.25%, 12/01/2039	1,580,000	1,358,394
Rhode Island Student Loan Authority, Education Loan Rev., ”A“, 4.125%, 12/01/2042	6,275,000	5,800,048
Rhode Island Student Loan Authority, Education Loan Rev., ”A“, 4.125%, 12/01/2043	7,420,000	6,635,581
Rhode Island Student Loan Authority, Education Loan Rev., ”B“, 4.125%, 12/01/2043	4,130,000	3,821,014
Rhode Island Student Loan Authority, Education Loan Rev., Federally Taxable, ”1“, 4.125%, 12/01/2041	3,840,000	3,630,139
38

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Rhode Island – continued
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.5%, 12/01/2034	$910,000	$ 850,737
Rhode Island Student Loan Authority, Student Loan Rev., ”A“, 3.625%, 12/01/2037	3,305,000	3,109,852
		$32,099,588
South Carolina – 2.5%
Charleston County, SC, Airport District Rev., ”A“, 5.25%, 7/01/2049	$1,910,000	$ 1,980,982
Charleston County, SC, Airport District Rev., ”A“, 5.25%, 7/01/2054	3,835,000	3,963,660
Charleston, SC, Housing Authority, General Rev. (Kiawah Homes), 5%, 12/01/2041	920,000	887,412
Lexington County, SC, Health Services District, Inc., Hospital Refunding Rev., 5%, 11/01/2028	515,000	538,925
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), ”A“, 5%, 10/01/2040	3,055,000	3,088,335
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., ”A-1“, 5.25%, 10/01/2054 (Put Date 8/01/2031)	3,995,000	4,236,436
Patriots Energy Group Financing Agency, SC, Gas Supply Rev., ”B-1“, 5.25%, 2/01/2054 (Put Date 3/01/2031)	13,450,000	14,383,244
South Carolina Housing Finance & Development Authority, Mortgage Rev., ”A“, 6.5%, 7/01/2055 (u)	5,630,000	6,354,001
South Carolina Housing Finance & Development Authority, Mortgage Rev., ”B“, 5%, 1/01/2052	10,210,000	10,593,983
South Carolina Housing Finance & Development Authority, Mortgage Rev., ”B“, 6%, 1/01/2055	14,195,000	15,575,762
South Carolina Jobs & Economic Development Authority, Economic Development Rev. (Foothill Affordable Housing Foundation - Paddock Club and Fairway Projects), FHLMC, 4%, 3/01/2062 (Put Date 3/01/2035)	1,950,000	1,872,423
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), ”A“, 4%, 6/01/2036 (n)	380,000	328,042
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), ”A“, 4%, 6/01/2046 (n)	420,000	317,915
South Carolina Jobs & Economic Development Authority, Health Care Facilities Rev. (Novant Health Obligated Group), ”A“, 5.5%, 11/01/2054	3,190,000	3,403,024
South Carolina Jobs & Economic Development Authority, Healthcare Rev. (Beaufort Memorial Hospital & South of Broad Healthcare Project), 5.25%, 11/15/2039	375,000	390,151
South Carolina Jobs & Economic Development Authority, Healthcare Rev. (Beaufort Memorial Hospital & South of Broad Healthcare Project), 5.5%, 11/15/2044	345,000	355,357
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Bon Secours Mercy Health, Inc.), ”A“, 4%, 12/01/2044	4,840,000	4,595,522
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	6,630,000	6,673,657
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), ”A“, 5%, 5/01/2048	5,260,000	5,307,580
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2047	2,060,000	2,002,289
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2048	790,000	762,314
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2052	1,195,000	1,131,427
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2035	2,680,000	2,623,014
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2037	4,165,000	4,028,327
South Carolina Ports Authority Rev., ”B“, 4%, 7/01/2039	4,120,000	3,928,031
South Carolina Ports Authority Rev., ”B“, 5%, 7/01/2044	6,295,000	6,350,638
South Carolina Public Service Authority Rev. (Santee Cooper), ”A“, 5%, 12/01/2050	2,065,000	2,134,613
South Carolina Public Service Authority Rev. (Santee Cooper), ”A“, 5.25%, 12/01/2050	2,205,000	2,320,068
South Carolina Public Service Authority Rev. (Santee Cooper), ”A“, 5.5%, 12/01/2054	5,000,000	5,349,407
South Carolina Public Service Authority Rev. (Santee Cooper), ”A“, 5%, 12/01/2055	5,120,000	5,257,228
South Carolina Public Service Authority Rev. (Santee Cooper), ”A“, 5%, 12/01/2055	4,820,000	4,925,675
South Carolina Public Service Authority Rev. (Santee Cooper), ”B“, 5.25%, 12/01/2054	1,425,000	1,487,978
South Carolina Student Loan Corp., Student Loan Rev., Taxable, ”A“, 2.641%, 12/01/2026	6,285,000	6,041,420
South Carolina Student Loan Corp., Student Loan Rev., Taxable, ”A“, 2.771%, 12/01/2027	2,910,000	2,743,701
South Carolina Student Loan Corp., Student Loan Rev., Taxable, ”A“, 2.923%, 12/01/2028	2,165,000	2,005,796
South Carolina Student Loan Corp., Student Loan Rev., Taxable, ”A“, 2.993%, 12/01/2029	1,420,000	1,290,165
South Carolina Student Loan Corp., Student Loan Rev., Taxable, ”A“, 3.043%, 12/01/2030	455,000	404,884
South Carolina Student Loan Corp., Student Loan Rev., Taxable, ”A“, 3.593%, 12/01/2039	1,195,000	1,185,195
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, 5%, 4/15/2048	3,635,000	3,637,988
39

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
South Carolina – continued
Spartanburg County, SC, Regional Health Services District Hospital Rev., ”A“, AGM, 4%, 4/15/2045	$1,070,000	$ 990,118
		$145,446,687
South Dakota – 0.1%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., Taxable, 1.245%, 6/01/2025	$2,755,000	$ 2,741,006
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., Taxable, 1.495%, 6/01/2026	1,970,000	1,908,261
South Dakota Housing Development Authority, Homeownership Mortgage, ”B“, 4.5%, 11/01/2048 (u)	3,365,000	3,397,170
		$8,046,437
Tennessee – 2.8%
Chattanooga, TN, Health Educational & Housing Facility Board Health System Rev. (Erlanger Health), 5.25%, 12/01/2054	$16,455,000	$ 17,082,130
Cleveland, TN, Health & Educational Facilities, Board of Multi-Family Housing Rev. (Horizon Square Apartments Project), FNMA, 4.2%, 5/01/2040	2,671,000	2,585,482
Hamilton County & Chattanooga, TN, Sports Authority, Public Facilities Rev. (Stadium Project), ”A“, 5.75%, 12/01/2050	1,500,000	1,677,700
Hamilton County & Chattanooga, TN, Sports Authority, Public Facilities Rev. (Stadium Project), ”A“, 6%, 12/01/2055	1,455,000	1,645,558
Knox County, TN, Health Educational & Housing Facility, Board Hospital Rev. (Covenant Health), ”A“, 5%, 1/01/2042	5,505,000	5,557,295
Knox County, TN, Health Educational & Housing Facility, Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	625,000	634,639
Knox County, TN, Health Educational & Housing Facility, Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	2,210,000	2,218,330
Knox County, TN, Health Educational & Housing Facility, Board Rev. (University Health Systems, Inc.), ”A“, 5%, 9/01/2030	4,525,000	4,666,322
Knox County, TN, Health Educational & Housing Facility, Board Rev. (University Health Systems, Inc.), ”A“, 5%, 9/01/2040	7,445,000	7,132,341
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”A-1“, BAM, 5.25%, 7/01/2049	580,000	602,857
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”A-1“, BAM, 5.5%, 7/01/2054	680,000	718,432
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”A-1“, BAM, 5.5%, 7/01/2059	630,000	661,666
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”A-1“, BAM, 5%, 7/01/2064	1,625,000	1,631,951
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”B-1“, BAM, 5%, 7/01/2044	1,470,000	1,517,681
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”B-1“, BAM, 4.5%, 7/01/2046	1,100,000	1,069,791
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”B-1“, BAM, 5%, 7/01/2049	1,200,000	1,222,830
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”B-1“, BAM, 5.125%, 7/01/2054	1,000,000	1,017,376
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”B-1“, BAM, 5.125%, 7/01/2059	1,560,000	1,590,347
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”B-1“, BAM, 5.25%, 7/01/2064	2,115,000	2,166,720
Knox County, TN, Health Educational & Housing Facility, Board Student Housing Rev. (Provident Group - UTK Properties LLC - University of Tennessee Project), ”C“, BAM, 5.125%, 7/01/2064	275,000	278,482
Knoxville, TN, Metropolitan Airport Authority Rev., ”A“, 5.25%, 6/01/2049	5,300,000	5,641,491
Knoxville, TN, Metropolitan Airport Authority Rev., ”A“, 5.25%, 6/01/2054	7,250,000	7,656,729
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2035	3,055,000	3,180,175
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2036	3,205,000	3,325,738
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2037	3,370,000	3,483,727
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2038	3,535,000	3,639,060
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2039	3,710,000	3,805,291
Memphis-Shelby County, TN, Airport Authority Rev., ”A“, 5%, 7/01/2040	1,540,000	1,573,905
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Stadium Project Senior Rev., ”A“, AGM, 5.25%, 7/01/2053	1,200,000	1,264,031
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Stadium Project Senior Rev., ”A“, AGM, 5.25%, 7/01/2056	2,995,000	3,143,217
40

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Tennessee – continued
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Stadium Project Subordinate Rev., ”B“, AGM, 5.25%, 7/01/2053	$4,795,000	$ 5,033,167
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Stadium Project Subordinate Rev., ”B“, AGM, 5.25%, 7/01/2056	5,565,000	5,832,216
Metropolitan Nashville, TN, Airport Authority Improvement Rev., ”B“, 5%, 7/01/2035	1,340,000	1,396,652
Metropolitan Nashville, TN, Airport Authority Improvement Rev., ”B“, 5.5%, 7/01/2052	5,055,000	5,275,505
Metropolitan Nashville, TN, Airport Authority Improvement Rev., ”B“, 5%, 7/01/2054	7,865,000	7,880,360
Nashville and Davidson County, TN, Health & Education Facilities, Board of Metropolitan Government, Multi-Family Tax-Exempt Mortgage-Backed (Ben Allen Ridge Apartments Project), ”A“, 4.75%, 2/01/2048	8,995,306	8,753,041
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2032	445,000	326,018
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2033	630,000	438,927
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2037	570,000	320,295
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2038	475,000	252,056
Tennergy Corp., TN, Gas Supply Rev., ”A“, 5.5%, 10/01/2053 (Put Date 12/01/2030)	19,225,000	20,213,140
Tennessee Energy Acquisition Corp., Gas Project Rev., ”A“, 5.25%, 9/01/2026	2,210,000	2,242,114
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 7/01/2028	1,580,000	1,666,894
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 1/01/2029	850,000	899,508
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 7/01/2029	1,480,000	1,574,687
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 1/01/2030	1,720,000	1,834,735
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 7/01/2030	1,745,000	1,861,001
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 1/01/2031	825,000	883,016
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 5%, 7/01/2031	1,855,000	1,991,950
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 3.75%, 7/01/2039	685,000	638,745
Tennessee Housing Development Agency, Residential Finance Program Rev., ”1“, 4%, 1/01/2043	590,000	591,448
Tennessee Housing Development Agency, Residential Finance Program Rev., ”2-C“, 4%, 1/01/2045	45,000	44,998
Tennessee Housing Development Agency, Residential Finance Program Rev., ”3“, 4.25%, 7/01/2049	785,000	789,478
		$163,131,245
Texas – 8.8%
Anna, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 4.125%, 2/15/2053	$795,000	$ 737,868
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), 4.5%, 6/15/2056 (Put Date 6/15/2026) (n)	725,000	722,979
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), 4.875%, 6/15/2059	415,000	380,832
Arlington, TX, Higher Education Finance Corp. Rev. (Basis Texas Charter Schools, Inc.), 4.75%, 6/15/2049	915,000	851,143
Arlington, TX, Higher Education Finance Corp. Rev. (Basis Texas Charter Schools, Inc.), 4.875%, 6/15/2054	1,050,000	979,920
Arlington, TX, Higher Education Finance Corp. Rev. (Great Hearts America-Texas), ”A“, Texas PSF, 4%, 8/15/2048	1,400,000	1,294,113
Arlington, TX, Higher Education Finance Corp. Rev. (Great Hearts America-Texas), ”A“, Texas PSF, 4%, 8/15/2053	1,000,000	893,925
Arlington, TX, Higher Education Finance Corp. Rev. (Great Hearts America-Texas), ”A“, Texas PSF, 4.125%, 8/15/2058	1,500,000	1,346,804
Arlington, TX, Higher Education Finance Corp. Rev. (Trinity Basin Preparatory, Inc.), Texas PSF, 4.125%, 8/15/2042	2,915,000	2,776,624
Arlington, TX, Higher Education Finance Corp. Rev. (Trinity Basin Preparatory, Inc.), Texas PSF, 4.375%, 8/15/2052	3,130,000	3,033,891
Arlington, TX, Senior Lien Special Tax Rev., ”A“, AGM, 5%, 2/15/2043	4,015,000	4,083,988
Austin, TX, Affordable PFC, Inc., Multi-Family Housing Rev. (Village at Collinwood Apartments), ”A“, FNMA, 4.45%, 3/01/2043	1,725,000	1,670,691
Austin, TX, Airport System Rev., 5%, 11/15/2052	1,315,000	1,323,237
Austin, TX, Airport System Rev., ”B“, 5%, 11/15/2041	845,000	848,771
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2029	565,000	566,268
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2031	830,000	830,261
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”A“, 5%, 1/01/2034	160,000	156,401
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2026	390,000	390,211
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2028	250,000	250,272
Austin, TX, Convention Center (Convention Enterprises, Inc.), ”B“, 5%, 1/01/2030	365,000	364,285
41

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Texas – continued
Belton, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 4%, 2/15/2052	$2,250,000	$ 2,052,491
Bexar County, TX, Southwest Independent School District, Texas PSF, 4%, 2/01/2053	15,000,000	13,517,632
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 2.35%, 4/01/2040	30,000	29,678
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 3%, 4/01/2040	710,000	553,383
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 5.125%, 4/01/2043	10,400,000	10,741,803
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., ”1A“, 4%, 4/01/2045	6,540,000	5,852,162
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., Taxable, ”1A“, 3.414%, 4/01/2040	65,000	64,469
Brock, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 4%, 8/15/2048	7,975,000	7,404,449
Chambers County, TX, Public Facilities Corp. Lease Rev. (Justice Center Project), 5.5%, 6/01/2055	11,980,000	12,617,290
Clifton, TX, Higher Education Finance Corp. Rev. (International Leadership of Texas, Inc.), Texas PSF, 4.25%, 8/15/2052	2,500,000	2,334,025
College of the Mainland, TX, General Obligation, 4%, 8/15/2044	1,765,000	1,628,934
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), ”A“, 2.5%, 10/01/2031	450,000	385,081
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), ”A“, 4%, 10/01/2050	1,165,000	898,346
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), ”B“, 3.5%, 10/01/2031 (n)	355,000	293,630
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), ”B“, 5%, 10/01/2050 (n)	535,000	409,307
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), ”C“, 4%, 10/01/2046	265,000	241,994
Crowley, TX, Independent School District (Tarrant and Johnson Counties), Texas PSF, 4.25%, 2/01/2053	8,960,000	8,451,423
Cypress-Fairbanks, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 4%, 2/15/2048	2,100,000	1,971,498
Dallas, TX, Housing Finance Corp., Multi-Family Housing Rev. (West Virgina Apartments), FNMA, 4.35%, 10/01/2041	3,065,000	2,971,776
Dallas, TX, Love Field Airport Modernization Corp., General Airport Rev., 5%, 11/01/2035	4,065,000	4,110,395
Dallas, TX, Love Field Airport Modernization Corp., General Airport Rev., 5%, 11/01/2036	6,170,000	6,231,912
Dallas, TX, Senior Lien Special Tax Rev. (Fair Park Venue Project), 6.25%, 8/15/2053 (Put Date 8/15/2028)	6,190,000	6,193,445
Denton County, TX, Lakes Fresh Water Supply District, BAM, 4%, 9/01/2048	5,385,000	4,974,078
East Montgomery County, TX, Municipal Utility District No. 3, BAM, 4.5%, 8/15/2043	1,000,000	990,439
East Montgomery County, TX, Municipal Utility District No. 3, BAM, 4.375%, 8/15/2047	1,450,000	1,402,693
East Montgomery County, TX, Municipal Utility District No. 3, BAM, 4.375%, 8/15/2050	2,400,000	2,298,412
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2025	340,000	341,223
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2026	515,000	521,335
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2027	790,000	805,649
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2028	850,000	871,911
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2029	555,000	570,936
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2030	630,000	650,065
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2031	870,000	892,708
El Paso County, TX, Hospital District Refunding Rev., BAM, 4.125%, 2/15/2049	1,000,000	932,997
El Paso County, TX, Hospital District Refunding Rev., BAM, 4.25%, 2/15/2054	195,000	181,281
El Paso, TX, EP La Privada PFC Residential Development Rev. (Home Essential Function Housing Program, LA Privada Apartments), 4.5%, 6/01/2040	6,265,000	5,986,026
El Paso, TX, Residential Development Rev. (EL Paso Royal Apartments Project), 4.25%, 10/01/2039	1,350,000	1,311,563
El Paso, TX, Water & Sewer Rev., 5.25%, 3/01/2050 (u)	16,525,000	17,548,063
Elgin, TX, Tax and General Obligation Rev., AGM, 4%, 7/15/2032	180,000	183,814
Elgin, TX, Tax and General Obligation Rev., AGM, 4%, 7/15/2033	205,000	208,452
Elgin, TX, Tax and General Obligation Rev., AGM, 4%, 7/15/2034	320,000	322,880
Elgin, TX, Tax and General Obligation Rev., AGM, 4%, 7/15/2035	410,000	411,170
Elgin, TX, Tax and General Obligation Rev., AGM, 4%, 7/15/2036	270,000	268,352
Elgin, TX, Tax and General Obligation Rev., AGM, 4%, 7/15/2038	465,000	452,075
EP Cimarron Ventanas, TX, Residential Development Rev. (Home Essential Function Housing Program), 4.25%, 12/01/2034	12,650,000	12,449,475
EP Cimarron Ventanas, TX, Residential Development Rev. (Home Essential Function Housing Program), 4.125%, 12/01/2039	2,590,000	2,461,502
Fort Bend County, TX, Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse, 4%, 2/15/2048	7,905,000	7,342,419
Fort Bend County, TX, Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse, 4%, 2/15/2053	5,535,000	5,060,796
Fredericksburg, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 4%, 2/15/2052	4,005,000	3,657,149
Galveston County, TX, Municipal Utility District No. 45, BAM, 4.375%, 9/01/2039	1,280,000	1,262,006
Galveston County, TX, Municipal Utility District No. 45, BAM, 4.5%, 9/01/2042	1,110,000	1,077,179
Galveston County, TX, Municipal Utility District No. 45, BAM, 4.5%, 9/01/2045	1,260,000	1,223,761
Galveston County, TX, Municipal Utility District No. 56, AGM, 4.5%, 6/01/2047	1,600,000	1,576,416
42

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Texas – continued
Galveston, TX, Wharves and Terminal, First Lien Rev., 5.25%, 8/01/2038	$230,000	$ 241,899
Galveston, TX, Wharves and Terminal, First Lien Rev., 5.25%, 8/01/2039	500,000	524,870
Galveston, TX, Wharves and Terminal, First Lien Rev., 6%, 8/01/2043	325,000	353,001
Galveston, TX, Wharves and Terminal, First Lien Rev., ”A“, 5.25%, 8/01/2036	715,000	757,899
Galveston, TX, Wharves and Terminal, First Lien Rev., ”A“, 5.25%, 8/01/2037	225,000	237,842
Galveston, TX, Wharves and Terminal, First Lien Rev., ”A“, 5.25%, 8/01/2038	1,250,000	1,318,092
Galveston, TX, Wharves and Terminal, First Lien Rev., ”A“, 5.5%, 8/01/2040	525,000	560,043
Galveston, TX, Wharves and Terminal, First Lien Rev., ”A“, 5.5%, 8/01/2042	525,000	555,140
Galveston, TX, Wharves and Terminal, First Lien Rev., ”A“, 5.5%, 8/01/2044	400,000	422,010
Gray and Roberts Counties, TX, Pampa Independent School District, Unlimited Tax School Building, Texas PSF, 4.125%, 8/15/2058	2,420,000	2,226,007
Harlingen, TX, Economic Development Corp., Sales Tax Refunding Rev., ”A“, BAM, 4%, 2/15/2030	925,000	942,549
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), ”A“, 4.125%, 7/01/2052	7,825,000	7,102,292
Harris County, TX, Municipal Utility District No. 460, Unlimited Tax, AGM, 4%, 4/01/2046	1,615,000	1,486,340
Harris County, TX, Municipal Utility District No. 460, Unlimited Tax, AGM, 4%, 4/01/2048	1,755,000	1,601,717
Harris County, TX, Municipal Utility District No. 460, Unlimited Tax, AGM, 4%, 4/01/2050	1,915,000	1,730,736
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, ”A“, AGM, 0%, 11/15/2041	710,000	322,885
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, ”A“, AGM, 0%, 11/15/2046	3,350,000	1,152,720
Houston, TX, Airport System Refunding Rev., ”A“, AGM, 5.25%, 7/01/2053	6,970,000	7,165,449
Houston, TX, Airport System Special Facilities Refunding Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	100,000	100,042
Houston, TX, Airport System Special Facilities Refunding Rev. (United Airlines, Inc. Terminal E Project), ”A“, 5%, 7/01/2027	525,000	534,432
Houston, TX, Airport System Special Facilities Refunding Rev. (United Airlines, Inc. Terminal Improvement Projects), ”B-1“, 5%, 7/15/2030	2,175,000	2,176,402
Houston, TX, Airport System Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Project), ”B“, 5.25%, 7/15/2034	1,525,000	1,588,844
Houston, TX, Airport System Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), ”B-2“, 5%, 7/15/2027	715,000	728,062
Houston, TX, Higher Education Finance Corp., University Rev. (Christian University), 5.25%, 10/01/2054	500,000	490,440
Houston, TX, Higher Education Finance Corp., University Rev. (Houston Baptist University Project), 3.375%, 10/01/2037	190,000	165,030
Houston, TX, Higher Education Finance Corp., University Rev. (Houston Baptist University Project), 4%, 10/01/2051	630,000	519,111
Houston, TX, Higher Education Finance Corp., University Rev. (Houston Christian University Project), 5.125%, 10/01/2051	400,000	388,119
Hunt County, TX, Caddo Mills Independent School District, Texas PSF, 5.25%, 8/15/2056	10,000,000	10,609,596
Hunt County, TX, City of Greenville Electric System Rev., BAM, 5.25%, 2/15/2049 (u)	9,050,000	9,488,976
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), ”A“, 5%, 10/15/2044	1,235,000	1,235,942
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	190,000	190,012
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	345,000	331,526
Kaufman County, TX, Fresh Water Supply District No. 4A, BAM, 4.5%, 9/01/2042	1,960,000	1,950,589
Kaufman County, TX, Fresh Water Supply District No. 4A, BAM, 4.5%, 9/01/2042	1,370,000	1,363,422
Kaufman County, TX, Fresh Water Supply District No. 4A, BAM, 4.625%, 9/01/2048	2,580,000	2,577,359
Kaufman County, TX, Fresh Water Supply District No. 4A, BAM, 4.625%, 9/01/2048	1,810,000	1,808,147
Lower Colorado River Authority, TX, Transmission Contract Rev. (LCRA Transmission Services Corp. Project), AGM, 5.25%, 5/15/2054	9,970,000	10,503,092
Mesquite, TX, Housing Finance Corp., Multi-Family (Wooded Lake), ”A“, FNMA, 4.53%, 2/01/2044	3,860,195	3,709,129
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 3.7%, 1/01/2026 (Put Date 5/01/2025)	1,495,000	1,494,804
Montgomery County, TX, Municipal Utility District No. 139, AGM, 4.125%, 4/01/2045	1,035,000	970,821
Montgomery County, TX, Municipal Utility District No. 139, AGM, 4.125%, 4/01/2047	1,145,000	1,069,700
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,400,000	1,404,465
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Bella Vida Forefront Living Project), ”B-2“, 4.625%, 10/01/2030	3,605,000	3,595,593
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Bella Vida Forefront Living Project), ”B-3“, 4.25%, 10/01/2030	1,465,000	1,461,491
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2032	420,000	392,390
43

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Texas – continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2037	$1,260,000	$ 1,108,434
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2042	900,000	739,374
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2047	1,475,000	1,134,440
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4.25%, 1/01/2057	3,155,000	2,308,287
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 5%, 1/01/2057	2,100,000	1,792,586
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2040	1,075,000	1,128,856
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2055	1,280,000	1,271,781
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2060	1,000,000	986,669
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), ”A“, Texas PSF, 4%, 6/15/2052	1,375,000	1,251,200
Peaster, TX, Independent School District, Unlimited Tax School Building Bonds, Texas PSF, 3%, 8/15/2051	2,645,000	1,858,512
Pflugerville, TX, Combination Tax & Limited Rev., 4%, 8/01/2049	3,185,000	2,895,999
Port Arthur, TX, Tax and Rev., BAM, 4%, 2/15/2039	240,000	233,934
Port Arthur, TX, Tax and Rev., BAM, 4%, 2/15/2040	280,000	267,321
Port Arthur, TX, Tax and Rev., BAM, 4%, 2/15/2041	280,000	265,005
Port Beaumont, TX, Industrial Development Authority, Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), ”B“, 4.1%, 1/01/2028 (n)	14,750,000	13,382,761
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3.625%, 1/01/2035 (n)	2,515,000	2,271,805
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 3%, 1/01/2050 (n)	1,540,000	1,053,311
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), ”A“, 4%, 1/01/2050 (n)	1,980,000	1,625,221
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), ”B“, 10%, 7/01/2026	1,820,000	1,869,533
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	1,645,000	1,655,336
San Antonio, TX, Electric & Gas Systems Refunding Rev., ”D“, 5.25%, 2/01/2054 (u)	7,020,000	7,481,722
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family (Cedar Ridge Terrace Apartments), ”A“, FNMA, 4.45%, 4/01/2043	2,035,000	1,971,150
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family (Sageland Flats Apartments), ”A“, FNMA, 4.55%, 3/01/2043	3,695,000	3,618,023
San Antonio, TX, Housing Trust Public Facility Corp., Multi-Family Tax-Exempt (Residences at Pearsall Park), ”A“, FNMA, 4.43%, 4/01/2043	2,312,000	2,234,108
San Antonio, TX, Water System Junior Lien Rev., “A”, 5.25%, 5/15/2052	15,000,000	15,829,221
Shallowater, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 5.25%, 2/15/2048	1,500,000	1,582,297
Shallowater, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 5.25%, 2/15/2053	2,800,000	2,935,822
Sweetwater, TX, Independent School District, Unlimited Tax School Building, Texas PSF, 4%, 2/15/2053	5,000,000	4,542,891
Tarrant County, TX, Cultural Education Facilities Finance Corp. Refunding Rev. (Trinity Terrace Project), 5%, 10/01/2044	1,375,000	1,432,251
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Christus Health), ”A“, 4%, 7/01/2053	9,115,000	8,463,125
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Baylor Scott & White Health Project), ”D“, 5%, 11/15/2051	6,025,000	6,219,773
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	915,000	916,549
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	1,075,000	1,074,950
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Stayton Museum Way), 5.75%, 12/01/2054 (a)(d)	5,308,852	4,681,835
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Trinity Terrace Project), 5%, 10/01/2049	160,000	164,814
Tarrant County, TX, Hospital District, 4.25%, 8/15/2053	4,340,000	3,986,842
Temple, TX, Reinvestment Zone 1 Rev., ”A“, BAM, 4%, 8/01/2033	160,000	161,521
Temple, TX, Reinvestment Zone 1 Rev., ”A“, BAM, 4%, 8/01/2034	200,000	200,881
Temple, TX, Reinvestment Zone 1 Rev., ”A“, BAM, 4%, 8/01/2037	160,000	156,300
Temple, TX, Reinvestment Zone 1 Rev., ”A“, BAM, 4%, 8/01/2038	135,000	129,200
44

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Texas – continued
Temple, TX, Reinvestment Zone 1 Rev., ”A“, BAM, 4%, 8/01/2041	$160,000	$ 147,788
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2048	4,980,000	4,902,404
Texas Cedar Port Navigation & Improvement District, Unlimited Tax, 4.5%, 9/01/2052	2,010,000	1,956,333
Texas Department of Housing & Community Affairs, Residential Mortgage Rev., ”A“, 4.75%, 1/01/2049 (u)	5,895,000	5,968,690
Texas Department of Housing & Community Affairs, Residential Mortgage Rev., ”A“, GNMA, 3.5%, 7/01/2052	5,405,000	5,363,594
Texas Department of Housing & Community Affairs, Single Family Mortgage Rev., ”A“, 4.75%, 3/01/2049 (u)	1,265,000	1,280,940
Texas Department of Housing & Community Affairs, Single Family Mortgage Rev., ”A“, 5.5%, 9/01/2052	4,390,000	4,646,501
Texas Department of Housing & Community Affairs, Single Family Mortgage Rev., ”A“, GNMA, 5.125%, 9/01/2048	2,000,000	2,024,314
Texas Highway 380 Municipal Management District No. 1, Unlimited Tax Road, AGM, 4%, 5/01/2048	6,740,000	6,238,116
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply Rev., 5%, 12/15/2031	3,030,000	3,174,569
Texas Municipal Gas Acquisition & Supply Corp. IV, Gas Supply Rev., ”B“, 5.5%, 1/01/2054 (Put Date 1/01/2034)	29,755,000	32,653,473
Texas Municipal Gas Acquisition & Supply Corp. V, Gas Supply Rev., 5%, 1/01/2055 (Put Date 1/01/2034)	10,000,000	10,627,476
Texas Private Activity Surface Transportation Corp. Rev. (NTE Mobility Partners Segments 3 LLC), 5.5%, 6/30/2040	1,365,000	1,438,633
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), 5%, 6/30/2058	6,230,000	6,174,500
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC), 5.5%, 6/30/2041	2,750,000	2,884,822
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC), 5.5%, 6/30/2042	825,000	862,589
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC), 5.5%, 6/30/2043	2,010,000	2,096,828
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5%, 5/01/2028	790,000	803,774
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2037	270,000	288,286
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2038	500,000	531,396
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2039	600,000	633,212
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2040	500,000	525,573
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2041	500,000	522,914
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5.25%, 5/01/2042	500,000	520,820
Texas Rockwall Independent School District, Unlimited Tax School Building, Texas PSF, 4%, 2/15/2053	2,280,000	2,088,338
Texas State Affordable Housing Corp., Single Family Mortgage Rev., ”A“, GNMA, 5.5%, 9/01/2053	3,535,000	3,721,719
Texas State Technical College System Rev., Financing System Improvement, ”A“, AGM, 5.5%, 8/01/2042	1,500,000	1,634,305
Texas State Technical College System Rev., Financing System Improvement, ”A“, AGM, 5.75%, 8/01/2047	2,145,000	2,347,758
Texas State Technical College System Rev., Financing System Improvement, ”A“, AGM, 6%, 8/01/2054	2,065,000	2,267,914
Texas Transportation Commission, State Highway 249 System Rev., ”A“, 5%, 8/01/2057	3,225,000	3,240,950
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2037	360,000	206,623
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2038	265,000	143,988
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2039	295,000	151,181
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2040	295,000	142,153
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2041	590,000	267,283
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2042	810,000	345,895
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, ”A“, 0%, 8/01/2043	665,000	268,303
Texas Water Development Board State Water Implementation Rev., ”A“, 5%, 10/15/2045	12,500,000	13,226,992
Texas Water Development Board State Water Implementation Rev., ”A“, 4%, 4/15/2048	3,995,000	3,615,660
White Settlement, TX, Independent School District, Unlimited Tax School Building Bonds, Texas PSF, 4%, 8/15/2052	2,015,000	1,850,568
		$518,914,274
U.S. Virgin Islands – 0.0%
Virgin Islands Matching Fund Special Purpose Securitization Corp., ”A“, 5%, 10/01/2025	$285,000	$ 286,957
Virgin Islands Matching Fund Special Purpose Securitization Corp., ”A“, 5%, 10/01/2026	1,365,000	1,392,322
		$1,679,279
Utah – 0.7%
Salt Lake City, UT, Airport Rev. (International Airport), ”A“, 5.5%, 7/01/2053 (u)	$13,000,000	$ 13,601,474
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2043	1,340,000	1,361,433
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), ”A“, 5%, 4/15/2049	1,450,000	1,454,051
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2037	790,000	795,533
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2042	2,750,000	2,757,246
45

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Utah – continued
Utah Housing Corp., Mortgage-Backed Securities, ”I“, GNMA, 2.5%, 8/21/2051	$2,367,749	$ 1,914,055
Utah Housing Corp., Single Family Mortgage Rev, ”A“, GNMA, 6.5%, 1/01/2054	3,270,000	3,571,503
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”G“, GNMA, 4.5%, 7/21/2049	490,781	475,359
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”H“, GNMA, 4.5%, 8/21/2049	298,417	289,150
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”I“, GNMA, 4%, 9/21/2049	473,639	445,039
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, ”J“, GNMA, 2.5%, 9/21/2051	9,174,672	7,169,201
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, ”G“, GNMA, 3.5%, 2/21/2050	710,047	620,846
Wakara Ridge, UT, Public Infrastructure District, Special Assessment (Wakara Ridge Assessment Area), 5.625%, 12/01/2054 (w)	4,089,945	4,107,125
		$38,562,015
Vermont – 0.4%
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), ”A-2“, 4.375%, 6/01/2052 (Put Date 6/01/2032)	$1,160,000	$ 1,162,734
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028) (n)	815,000	824,954
Vermont Housing Finance Agency, Multi-Purpose Rev., ”A“, GNMA, 6%, 11/01/2053	2,553,000	2,754,475
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.625%, 6/15/2029	135,000	134,222
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 5%, 6/15/2029	395,000	408,157
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.75%, 6/15/2030	135,000	134,012
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 5%, 6/15/2031	445,000	460,218
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2033	130,000	128,414
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2034	140,000	138,292
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3%, 6/15/2035	3,430,000	3,255,992
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2035	365,000	341,142
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 3.375%, 6/15/2036	2,975,000	2,782,021
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4.125%, 6/15/2036	800,000	753,455
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4.25%, 6/15/2037	850,000	819,999
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4.375%, 6/15/2038	750,000	716,924
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 2.375%, 6/15/2039	645,000	596,127
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4.5%, 6/15/2039	800,000	772,432
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4.375%, 6/15/2040	1,010,000	969,457
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4.5%, 6/15/2040	900,000	849,801
Vermont Student Assistance Corp., Education Loan Rev., ”A“, 4%, 6/15/2041	5,620,000	5,163,546
Vermont Student Assistance Corp., Education Loan Rev., ”B“, 4.375%, 6/15/2046	605,000	528,409
Vermont Student Assistance Corp., Education Loan Rev., ”B“, 4%, 6/15/2047	995,000	819,258
		$24,514,041
Virginia – 2.2%
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.45%, 4/01/2027	$320,000	$ 302,464
Commonwealth of Virginia, University Health System General Rev., ”A“, 4%, 7/01/2040	10,345,000	10,090,020
Hampton Roads, VA, Transportation Accountability Commission, Senior Lien Rev., ”A“, 5.25%, 7/01/2059	14,250,000	15,219,697
Hampton Roads, VA, Transportation Accountability Commission, Senior Lien Rev., ”A“, 5.25%, 7/01/2064	12,385,000	13,227,786
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), ”A“, 5%, 10/01/2052	2,215,000	2,226,603
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), ETM, AGM, 5.968%, 8/23/2027	1,650,000	1,650,000
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, ETM, AGM, 5.523%, 8/23/2027 (p)	1,600,000	1,726,207
Louisa, VA, Industrial Development Authority, Pollution Control Refunding Rev. (Virginia Electric and Power Co. Project), ”B“, 0.75%, 11/01/2035 (Put Date 9/02/2025)	3,275,000	3,220,170
Lynchburg, VA, Economic Development Authority, Hospital Refunding Rev. (Centra Health Obligated Group), 4%, 1/01/2055	4,080,000	3,509,070
Norfolk, VA, Economic Development Authority, Hospital Facilities Refunding Rev. (Sentara Healthcare), ”B“, 4%, 11/01/2048	10,590,000	9,637,372
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028 (n)	145,000	145,479
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037 (n)	270,000	270,756
46

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Virginia – continued
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045 (n)	$765,000	$ 680,805
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	1,195,000	1,136,869
Virginia Beach, VA, Development Authority, Residential Care Facility Rev. (Westminster - Canterbury on Chesapeake Bay), 7%, 9/01/2053	4,300,000	4,820,967
Virginia Beach, VA, Development Authority, Residential Care Facility Rev. (Westminster - Canterbury on Chesapeake Bay), ”A“, 6.5%, 9/01/2043	1,535,000	1,706,665
Virginia Beach, VA, Development Authority, Residential Care Facility Rev. (Westminster - Canterbury on Chesapeake Bay), ”A“, 7%, 9/01/2059	6,400,000	7,134,069
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2030 (n)	630,000	601,564
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), ”B“, 5.25%, 7/01/2035 (n)	565,000	515,851
Virginia Housing Development Authority, Rental Housing, ”D“, 4.875%, 8/01/2065	22,080,000	21,695,406
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	495,000	495,973
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), ”A“, 4%, 1/01/2039	6,020,000	5,708,987
Virginia Small Business Financing Authority Rev. (Pinnacle Living), 5%, 6/01/2052	2,710,000	2,601,787
Virginia Small Business Financing Authority, Residential Care Facility Rev. (Lifespire of Virginia), 5.5%, 12/01/2054	1,370,000	1,413,905
Virginia Small Business Financing Authority, Solid Water Disposal Rev. (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	185,000	184,336
Williamsburg, VA, Economic Development Authority, Dining Lease Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), ”B“, AGM, 4.25%, 7/01/2058	925,000	855,610
Williamsburg, VA, Economic Development Authority, Dining Lease Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), ”B“, AGM, 4.375%, 7/01/2063	4,050,000	3,784,624
Williamsburg, VA, Economic Development Authority, Student Housing Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), ”A“, AGM, 5.25%, 7/01/2053	810,000	853,556
Williamsburg, VA, Economic Development Authority, Student Housing Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), ”A“, AGM, 4.125%, 7/01/2058	4,195,000	3,846,969
Williamsburg, VA, Economic Development Authority, Student Housing Rev. (Provident Group - Williamsburg Properties LLC - William & Mary Project), ”A“, AGM, 4.375%, 7/01/2063	11,360,000	10,696,799
		$129,960,366
Washington – 1.6%
Everett, WA, Housing Authority Refunding Rev. (Huntington Park Apartments Project), 4%, 7/01/2037	$10,030,000	$ 9,718,636
Grays Harbor County, WA, Public Hospital District No. 2, General Obligation Refunding, 5%, 12/15/2033	1,485,000	1,499,399
Grays Harbor County, WA, Public Hospital District No. 2, General Obligation Refunding, 5%, 12/15/2038	1,900,000	1,893,561
Grays Harbor County, WA, Public Hospital District No. 2, General Obligation Refunding, 5%, 12/15/2048	3,645,000	3,404,785
King County, WA, Public Hospital District No. 2 General Obligation (EvergreenHealth), 5.25%, 12/01/2045	3,265,000	3,440,726
Seattle, WA, Housing Authority Rev. (Northgate Plaza Project), 1%, 6/01/2026	4,220,000	4,070,478
Seattle, WA, Port Intermediate Lien Refunding Rev., ”B“, 4%, 8/01/2047	1,185,000	1,043,155
Seattle, WA, Port Intermediate Lien Rev., 5%, 4/01/2038	7,865,000	8,045,805
Spokane County, WA, Airport Rev., ”B“, 5.25%, 1/01/2049	13,680,000	14,136,445
Spokane County, WA, Airport Rev., ”B“, 5.25%, 1/01/2054	6,320,000	6,490,940
Vancouver, WA, Housing Authority, Multi-Family Rev. (Cascara Project), ”A“, 5%, 12/01/2042	2,875,000	2,885,849
Vancouver, WA, Housing Authority, Multi-Family Rev., (Esther Short Project), 4.5%, 10/01/2042	995,000	960,908
Washington Housing Finance Commission, Multi-Family Mortgage Backed (Camas Flats Apartments Project), ”A“, FNMA, 4.55%, 8/01/2043	965,000	943,790
Washington Housing Finance Commission, Municipal Certificates, ”A“, 3.5%, 12/01/2035	16,085,852	14,782,721
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2050	1,970,000	1,993,186
Washington Health Care Facilities Authority Rev. (Seattle Cancer Care Alliance), 5%, 9/01/2055	5,005,000	5,045,890
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2027	395,000	407,802
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	395,000	401,397
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,345,000	1,360,957
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 4%, 8/15/2042	5,100,000	4,537,702
Washington Higher Education Facilities Authority Refunding Rev. (Gonzaga University Project), 4%, 4/01/2041	2,380,000	2,290,738
Washington Housing Finance Commission, Municipal Certificates, ”A“, 4.084%, 3/20/2040	3,540,184	3,288,735
Washington Housing Finance Commission, Non-Profit Housing Rev. (Emerald Heights Project), ”A“, 5%, 7/01/2043	1,045,000	1,072,777
Washington Housing Finance Commission, Non-Profit Housing Rev. (Emerald Heights Project), ”A“, 5%, 7/01/2048	920,000	935,628
47

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Washington – continued
Whatcom County, WA, Public Utility District No. 1, ”A“, BAM, 5.5%, 12/01/2041	$165,000	$ 176,733
Whatcom County, WA, Public Utility District No. 1, ”A“, BAM, 5.5%, 12/01/2042	485,000	516,264
Whatcom County, WA, Public Utility District No. 1, ”A“, BAM, 5.5%, 12/01/2043	700,000	742,162
		$96,087,169
West Virginia – 0.9%
Monongalia County, WV, Commission Special District Excise Tax Refunding & Improvement Rev. (University Town Centre Economic Opportunity Development District), ”A“, 4.125%, 6/01/2043 (n)	$1,030,000	$ 885,550
Monongalia County, WV, Special District Excise Tax Rev. (University Town Centre Economic Opportunity Development District), ”B“, 4.875%, 6/01/2043 (n)	2,220,000	2,081,099
Ohio County, WV, Commission Tax Increment Refunding & Improvement Rev. (The Highlands Project), 5.25%, 6/01/2044	360,000	363,154
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Refunding Rev. (Wheeling Power Co. - Mitchell Project), ”A“, 3%, 6/01/2037 (Put Date 6/18/2027)	3,610,000	3,535,524
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), ”A“, 0.625%, 12/01/2038 (Put Date 12/15/2025)	2,625,000	2,566,588
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), ”A“, 1%, 1/01/2041 (Put Date 9/01/2025)	2,470,000	2,434,305
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2038	665,000	673,548
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center, Inc.), ”A“, 5%, 9/01/2039	200,000	201,848
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center, Inc.), ”B“, 5.375%, 9/01/2053	19,920,000	20,972,631
West Virginia Hospital Finance Authority Hospital Rev. (Vandalia Health Group), ”B“, 5.5%, 9/01/2048	12,995,000	13,910,097
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), ”A“, AGM, 4%, 6/01/2051	5,505,000	4,949,546
West Virginia Housing Development Fund, ”A“, FHA, 3.75%, 11/01/2038	480,000	457,533
West Virginia Water Development Authority Rev. (Loan Program II), ”A-II“, 5%, 11/01/2033	535,000	547,400
		$53,578,823
Wisconsin – 3.9%
University of Wisconsin Hospitals and Clinics Authority Rev., ”B“, 4%, 4/01/2051	$10,905,000	$ 10,008,365
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2032	515,000	379,064
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2033	785,000	550,361
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2034	750,000	499,543
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2035	1,120,000	707,358
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2036	1,150,000	686,604
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2037	1,865,000	1,049,457
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2038	2,025,000	1,077,494
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2039	2,200,000	1,104,295
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, ”D“, AGM, 0%, 12/15/2040	950,000	453,200
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2032	525,000	381,496
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2033	505,000	349,257
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2034	470,000	309,204
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2035	600,000	374,993
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2036	580,000	343,523
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2037	585,000	327,555
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2038	600,000	317,552
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2039	560,000	279,483
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, ”C“, AGM, 0%, 12/15/2040	140,000	66,379
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Froedtert Health, Inc. Obligated Group), ”A“, 4%, 4/01/2040	17,300,000	16,453,265
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), ”A“, 5.5%, 12/01/2052	4,335,000	4,590,359
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”A“, AGM, 4%, 2/15/2036	945,000	927,472
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”A“, AGM, 4%, 2/15/2037	870,000	847,294
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”A“, BAM, 5.25%, 2/15/2054	1,995,000	2,076,302
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 4%, 2/15/2042	2,315,000	2,066,922
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 5%, 2/15/2047	635,000	605,541
48

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Wisconsin – continued
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), ”C“, 4%, 2/15/2050	$2,260,000	$ 1,942,095
Wisconsin Health & Educational Facilities Authority Rev. (Milwaukee Science Education Consortium, Inc.), ”A“, 4.75%, 3/15/2043	505,000	482,194
Wisconsin Health & Educational Facilities Authority Rev. (Milwaukee Science Education Consortium, Inc.), ”A“, 5%, 3/15/2053	510,000	484,456
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2037	2,520,000	2,354,437
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2047	3,680,000	3,092,877
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2057	5,220,000	4,081,996
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2039	645,000	633,154
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2046	1,445,000	1,340,291
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), ”A“, 5%, 11/01/2054	6,435,000	5,805,129
Wisconsin Housing & Economic Development Authority Home Ownership, ”D“, 4%, 3/01/2047	1,650,000	1,655,409
Wisconsin Housing & Economic Development Authority, Multi-Family Housing, Taxable (Flats at Bishop Woods Project), ”E“, 4.75%, 6/01/2043	10,000,000	10,024,184
Wisconsin Public Finance Authority Rev. (Obligated Group of National Senior Communities, Inc.), 4%, 1/01/2047	295,000	259,147
Wisconsin Public Finance Authority Rev. (Obligated Group of National Senior Communities, Inc.), 4%, 1/01/2052	395,000	333,167
Wisconsin Public Finance Authority Rev., Bluehub Loan, ”B“, 5.25%, 7/01/2044	7,155,000	7,481,236
Wisconsin Public Finance Authority Rev., Taxable (Kahala Nui Project), 5.25%, 11/15/2050	1,150,000	1,195,203
Wisconsin Public Finance Authority Rev., Taxable (Kahala Nui Project), 5.25%, 11/15/2055	985,000	1,020,233
Wisconsin Public Finance Authority Rev., Taxable (Kahala Nui Project), 5.25%, 11/15/2061	1,655,000	1,698,779
Wisconsin Public Finance Authority, Affordable Housing Multi-Family Certificates, ”B-1“, 7.125%, 7/25/2034	6,590,000	6,810,176
Wisconsin Public Finance Authority, Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5.5%, 7/01/2036	1,000,000	1,062,940
Wisconsin Public Finance Authority, Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5.5%, 7/01/2037	1,205,000	1,274,844
Wisconsin Public Finance Authority, Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5.5%, 7/01/2039	250,000	261,417
Wisconsin Public Finance Authority, Air Cargo Obligated Group Rev. (AFCO Airport Real Estate Group), 5.5%, 7/01/2043	1,000,000	1,023,689
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5.25%, 7/01/2028	570,000	570,354
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”B“, 5%, 7/01/2042	1,430,000	1,399,169
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), ”C“, 5%, 7/01/2042	1,630,000	1,594,857
Wisconsin Public Finance Authority, Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	160,000	160,508
Wisconsin Public Finance Authority, Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	965,000	930,509
Wisconsin Public Finance Authority, Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	335,000	318,138
Wisconsin Public Finance Authority, Education Refunding Rev., Taxable (Pinecrest Academy of Nevada - Sloan Canyon Campus Project), ”A“, 4.5%, 7/15/2049 (n)	650,000	602,426
Wisconsin Public Finance Authority, Education Refunding Rev., Taxable (Pinecrest Academy of Nevada - Sloan Canyon Campus Project), ”A“, 4.5%, 7/15/2053 (n)	285,000	258,471
Wisconsin Public Finance Authority, Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	95,000	95,024
Wisconsin Public Finance Authority, Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035 (n)	95,000	95,026
Wisconsin Public Finance Authority, Education Rev. (Triad Educational Services, Inc.), 5%, 6/15/2042	495,000	495,328
Wisconsin Public Finance Authority, Education Rev. (Triad Educational Services, Inc.), 5.25%, 6/15/2052	695,000	697,523
Wisconsin Public Finance Authority, Education Rev. (Triad Educational Services, Inc.), 5.375%, 6/15/2057	665,000	670,316
Wisconsin Public Finance Authority, Education Rev. (Triad Educational Services, Inc.), 5.5%, 6/15/2062	1,045,000	1,057,159
Wisconsin Public Finance Authority, Educational Facility Rev. (Cornerstone Charter Academy), 5%, 2/01/2054	900,000	882,421
Wisconsin Public Finance Authority, Educational Facility Rev. (Cornerstone Charter Academy), 5%, 2/01/2064	690,000	664,855
Wisconsin Public Finance Authority, Health Care System Rev. (Cone Health), ”A“, 4%, 10/01/2052	7,495,000	6,582,738
Wisconsin Public Finance Authority, Healthcare Facility Rev. (Blue Ridge Healthcare), ”A“, 4%, 1/01/2045	650,000	602,949
Wisconsin Public Finance Authority, Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2025 (n)	25,000	24,986
Wisconsin Public Finance Authority, Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2030 (n)	130,000	128,956
Wisconsin Public Finance Authority, Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), ”A“, 5%, 9/01/2038 (n)	175,000	170,865
Wisconsin Public Finance Authority, Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	520,000	501,172
Wisconsin Public Finance Authority, Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	585,000	549,694
Wisconsin Public Finance Authority, Hospital Rev. (WakeMed), ”A“, 4%, 10/01/2049	6,320,000	5,727,204
Wisconsin Public Finance Authority, Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), ”A“, 4%, 9/01/2036 (n)	1,475,000	1,289,822
Wisconsin Public Finance Authority, Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), ”A“, 4%, 9/01/2041 (n)	1,345,000	1,063,373
49

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Wisconsin – continued
Wisconsin Public Finance Authority, Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), ”A“, 4%, 9/01/2051 (n)	$4,715,000	$ 3,328,312
Wisconsin Public Finance Authority, Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), ”A“, 4%, 9/01/2056 (n)	2,245,000	1,534,027
Wisconsin Public Finance Authority, Limited Obligation Grant Rev. (American Dream at Meadowlands Project), ”A“, 6.25%, 8/01/2027 (a)(d)(n)	10,340,000	10,003,950
Wisconsin Public Finance Authority, Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	4,090,000	3,957,075
Wisconsin Public Finance Authority, Multi-Family Affordable Housing Certificates (Dominium Holdings I), ”B-1“, 6.81%, 4/28/2036	8,780,000	8,975,226
Wisconsin Public Finance Authority, Multi-Family Affordable Housing Certificates, ”1-A“, FHLMC, 4.1%, 9/25/2039 (n)	11,950,000	11,222,265
Wisconsin Public Finance Authority, Multi-Family Housing Rev. (Promenade Apartments), 6.25%, 2/01/2039 (n)	3,840,000	3,900,162
Wisconsin Public Finance Authority, Project Rev. (Eastern Michigan University Student Housing Project), ”A-1“, 5.5%, 7/01/2052	5,510,000	5,815,966
Wisconsin Public Finance Authority, Project Rev. (Eastern Michigan University Student Housing Project), ”A-1“, 5.625%, 7/01/2055	4,225,000	4,474,372
Wisconsin Public Finance Authority, Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), ”A“, 5%, 11/15/2041	795,000	815,653
Wisconsin Public Finance Authority, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), ”A“, 4%, 10/01/2041	190,000	176,094
Wisconsin Public Finance Authority, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), ”A“, 4%, 10/01/2046	260,000	226,962
Wisconsin Public Finance Authority, Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), ”A“, 4%, 10/01/2051	730,000	613,394
Wisconsin Public Finance Authority, Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2037 (n)	1,180,000	1,185,268
Wisconsin Public Finance Authority, Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2042 (n)	2,015,000	2,000,549
Wisconsin Public Finance Authority, Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2047 (n)	3,335,000	3,221,425
Wisconsin Public Finance Authority, Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), ”A“, 5.25%, 5/15/2052 (n)	2,305,000	2,169,367
Wisconsin Public Finance Authority, Senior Secured Rev. (McLemore Hotel & Conference Center), ”A“, 4.5%, 6/01/2056 (n)	5,460,000	4,074,885
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (Aggie Apartment Life Holding Corp II LLC Project), ”A“, 5%, 6/01/2039	965,000	986,022
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (Aggie Apartment Life Holding Corp II LLC Project), ”A“, 5%, 6/01/2044	1,300,000	1,294,592
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (Aggie Apartment Life Holding Corp II LLC Project), ”A“, 5.25%, 6/01/2054	445,000	445,427
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (KSU Bixby Real Estate Foundation, LLC Project), ”A“, 5.25%, 6/15/2045	1,000,000	1,031,877
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (KSU Bixby Real Estate Foundation, LLC Project), ”A“, 5.25%, 6/15/2050	525,000	536,584
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (KSU Bixby Real Estate Foundation, LLC Project), ”B“, 5.25%, 6/15/2045	330,000	334,678
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (KSU Bixby Real Estate Foundation, LLC Project), ”B“, 5.5%, 6/15/2055	310,000	315,420
Wisconsin Public Finance Authority, Student Housing Facilities Rev. (NC A&T Real Estate Foundation, LLC Project), ”A“, 5%, 6/01/2049	4,355,000	4,242,726
Wisconsin Public Finance Authority, Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 5%, 7/01/2044	295,000	296,968
Wisconsin Public Finance Authority, Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2045	635,000	577,219
Wisconsin Public Finance Authority, Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2050	550,000	486,552
50

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds – continued
Wisconsin – continued
Wisconsin Public Finance Authority, Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), ”A“, AGM, 4%, 7/01/2055	$620,000	$ 537,486
Wisconsin Public Finance Authority, Student Housing Rev. (CHF - Manoa LLC UH Residences for Graduate Students), ”A“, 5.75%, 7/01/2053 (n)	4,715,000	4,857,206
Wisconsin Public Finance Authority, Student Housing Rev. (CHF - Wilmington LLC - University of North Carolina at Wilmington Project), 5%, 7/01/2036	395,000	404,868
Wisconsin Public Finance Authority, Student Housing Rev. (CHF - Wilmington LLC - University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2048	4,720,000	4,711,004
Wisconsin Public Finance Authority, Student Housing Rev. (CHF - Wilmington LLC - University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2053	2,810,000	2,761,383
Wisconsin Public Finance Authority, Student Housing Rev. (CHF - Wilmington LLC - University of North Carolina at Wilmington Project), AGM, 5%, 7/01/2058	3,935,000	3,838,077
Wisconsin Public Finance Authority, Student Housing Rev. (University of Hawai'i Foundation Project), ”A-1“, 4%, 7/01/2041 (n)	335,000	292,695
Wisconsin Public Finance Authority, Student Housing Rev. (University of Hawai'i Foundation Project), ”A-1“, 4%, 7/01/2051 (n)	1,310,000	1,058,560
Wisconsin Public Finance Authority, Student Housing Rev. (University of Hawai'i Foundation Project), ”A-1“, 4%, 7/01/2061 (n)	1,540,000	1,186,308
Wisconsin Public Finance Authority, Student Housing Rev., Taxable (University of Hawai'i Foundation Project), ”A-2“, 4.85%, 7/01/2031 (n)	335,000	308,674
Wisconsin Public Finance Authority, Student Housing Rev., Taxable (University of Hawai'i Foundation Project), ”A-2“, 5.35%, 7/01/2040 (n)	1,125,000	912,104
Wisconsin Public Finance Authority, Texas Infrastructure Program Improvement & Refunding Rev. (Astro Texas Land Projects), 5%, 12/15/2036	3,150,000	3,156,383
Wisconsin Public Finance Authority, Texas Infrastructure Program Improvement & Refunding Rev. (Astro Texas Land Projects), Capital Appreciation, 0%, 12/15/2037	3,618,000	1,767,372
		$232,318,371
Wyoming – 0.1%
Wyoming Community Development Authority, Housing Rev., 4%, 12/01/2050	$4,345,000	$ 4,367,117
Wyoming Community Development Authority, Housing Rev., GNMA, 3.5%, 6/01/2052	3,120,000	3,098,521
		$7,465,638
Total Municipal Bonds (Identified Cost, $5,979,478,323)		$5,823,469,104
Other Municipal Bonds – 1.3%
Multi-Family Housing Revenue – 1.3%
Affordable Housing Opportunities Trust Certificates, AH-01, ”CL A“, 3.528%, 5/01/2039 (n)	$9,240,000	$ 7,367,903
Affordable Housing Pass-Thru Trust Certificates, 6%, 10/05/2040	11,439,646	11,713,873
Freddie Mac, 2.625%, 6/15/2035	12,940,000	11,417,426
Freddie Mac, 4.143%, 1/25/2040	15,727,089	15,597,702
Freddie Mac, 4.268%, 10/25/2040	10,157,854	10,426,944
Freddie Mac, 4.616%, 8/25/2041	11,111,405	11,509,844
FRETE 2021-ML12 Trust, ”X-US“, FHLMC, 1.304%, 7/25/2041 (i)(n)	12,215,493	1,104,343
FRETE 2022-ML13 Trust, ”X-CA“, 0.962%, 7/25/2036 (i)	34,916,338	1,852,738
FRETE 2023-ML16 Trust, ”A“, 4.633%, 7/25/2038	2,955,878	3,048,956
Total Other Municipal Bonds (Identified Cost, $74,015,663)		$74,039,729
Bonds – 0.3%
Medical & Health Technology & Services – 0.1%
Boston Medical Center Corp., 4.519%, 7/01/2026	$3,689,000	$ 3,672,094
ProMedica Toledo Hospital, ”B“, 5.325%, 11/15/2028	385,000	380,777
		$4,052,871
51

MFS Municipal Income Fund
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.2%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	$4,770,000	$ 4,508,452
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)	670,000	594,831
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2028 (n)	2,726,000	2,271,720
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2033 (n)	2,925,000	1,633,132
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	17,864,709	5,716,707
		$14,724,842
Total Bonds (Identified Cost, $20,665,195)		$18,777,713
Contingent Value Instruments – 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $3,441,858)	$6,038,348	$ 3,781,515
Mutual Funds (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 4.35% (v) (Identified Cost, $61,798,210)	61,798,227	$ 61,804,407
Other Assets, Less Liabilities – (1.4)%		(80,957,706)
Net Assets – 100.0%		$5,900,914,762
(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $61,804,407 and $5,920,068,061, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $335,781,060, representing 5.7% of net assets.
(p)	Primary market inverse floater.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 6.25%, 5/15/2035	6/30/2015	$46,674	$8
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 7.75%, 5/15/2035	11/15/2017	298,012	49
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 8.125%, 5/15/2044	11/15/2017	438,336	74
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), ”A“, 6.5%, 5/15/2049	6/30/2015	81,952	14
Illinois Housing Development Authority Rev., ”A“, FHLMC, 3.87%, 11/15/2035	2/04/2021	9,016,290	7,026,627
Illinois Housing Development Authority Rev., ”B“, FHLMC, 3.87%, 11/15/2035	2/04/2021	3,677,034	2,865,608
Illinois Housing Development Authority Rev., ”C“, FHLMC, 3.87%, 11/15/2035	2/04/2021	3,669,211	2,859,511
52

MFS Municipal Income Fund
Portfolio of Investments – continued
Restricted Securities - continued	Acquisition Date	Cost	Value
Illinois Housing Development Authority Rev., ”D“, FHLMC, 3.87%, 11/01/2051	2/04/2021	$3,347,674	$2,609,299
Illinois Housing Development Authority Rev., ”E“, FHLMC, 3.87%, 11/15/2035	2/04/2021	2,304,151	1,795,689
Total Restricted Securities			$17,156,879
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RIBS	Residual Interest Bonds
SOFR	Secured Overnight Financing Rate
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.
See Notes to Financial Statements
53

MFS Municipal Income Fund
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 3/31/25 Assets
Investments in unaffiliated issuers, at value (identified cost, $6,077,601,039)	$5,920,068,061
Investments in affiliated issuers, at value (identified cost, $61,798,210)	61,804,407
Cash	2,499
Receivables for
Investments sold	8,653,265
Fund shares sold	12,534,400
Interest and dividends	74,896,744
Receivable for floating rate certificates issued	8,260,000
Other assets	10,024
Total assets	$6,086,229,400
Liabilities
Payables for
Distributions	$3,399,596
Investments purchased	17,842,042
When-issued investments purchased	24,414,451
Fund shares reacquired	9,061,363
Interest expense and fees	1,114,192
Payable to the holders of the floating rate certificates	127,750,040
Payable to affiliates
Investment adviser	223,857
Administrative services fee	6,006
Shareholder servicing costs	1,077,118
Distribution and service fees	67,646
Payable for independent Trustees' compensation	281
Accrued expenses and other liabilities	358,046
Total liabilities	$185,314,638
Net assets	$5,900,914,762
Net assets consist of
Paid-in capital	$6,280,175,862
Total distributable earnings (loss)	(379,261,100)
Net assets	$5,900,914,762
Shares of beneficial interest outstanding	728,918,146
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,309,721,146	285,194,756	$8.10
Class B	659,098	81,232	8.11
Class C	43,093,314	5,300,975	8.13
Class I	2,201,731,260	272,020,195	8.09
Class R6	1,116,526,546	138,047,120	8.09
Class A1	229,135,269	28,267,937	8.11
Class B1	48,129	5,931	8.11
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering prices per share were $8.46 [100 / 95.75 x $8.10] and $8.47 [100 / 95.75 x $8.11], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements
54

MFS Municipal Income Fund
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 3/31/25 Net investment income (loss)
Income
Interest	$231,319,873
Dividends from affiliated issuers	7,042,207
Other	602
Total investment income	$238,362,682
Expenses
Management fee	$20,363,315
Distribution and service fees	6,012,073
Shareholder servicing costs	3,455,200
Administrative services fee	608,571
Independent Trustees' compensation	99,401
Custodian fee	420,649
Shareholder communications	263,556
Audit and tax fees	79,502
Legal fees	280,878
Interest expense and fees	2,375,120
Miscellaneous	446,214
Total expenses	$34,404,479
Fees paid indirectly	(3,457)
Reduction of expenses by investment adviser and distributor	(753,744)
Net expenses	$33,647,278
Net investment income (loss)	$204,715,404
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(23,687,229)
Affiliated issuers	(31,009)
Net realized gain (loss)	$(23,718,238)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(47,463,196)
Affiliated issuers	(7,214)
Net unrealized gain (loss)	$(47,470,410)
Net realized and unrealized gain (loss)	$(71,188,648)
Change in net assets from operations	$133,526,756
See Notes to Financial Statements
55

MFS Municipal Income Fund
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	3/31/25	3/31/24
Change in net assets
From operations
Net investment income (loss)	$204,715,404	$170,442,171
Net realized gain (loss)	(23,718,238)	(35,632,259)
Net unrealized gain (loss)	(47,470,410)	74,833,395
Change in net assets from operations	$133,526,756	$209,643,307
Total distributions to shareholders	$(203,982,095)	$(173,337,074)
Change in net assets from fund share transactions	$819,324,251	$418,637,630
Total change in net assets	$748,868,912	$454,943,863
Net assets
At beginning of period	5,152,045,850	4,697,101,987
At end of period	$5,900,914,762	$5,152,045,850
See Notes to Financial Statements
56

MFS Municipal Income Fund
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.18	$8.12	$8.54	$9.09	$8.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.27	$0.22	$0.20	$0.23
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.41)	(0.55)	0.41
Total from investment operations	$0.21	$0.33	$(0.19)	$(0.35)	$0.64
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.27)	$(0.23)	$(0.20)	$(0.23)
Net asset value, end of period (x)	$8.10	$8.18	$8.12	$8.54	$9.09
Total return (%) (r)(s)(t)(x)	2.52	4.23	(2.18)	(4.01)	7.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.76	0.77	0.73	0.74
Expenses after expense reductions (f)	0.75	0.75	0.76	0.71	0.73
Net investment income (loss)	3.49	3.35	2.74	2.16	2.57
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$2,309,721	$2,087,257	$1,888,158	$3,370,745	$3,166,883
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.71	0.72	0.72	0.70	0.72

See Notes to Financial Statements
57

MFS Municipal Income Fund
Financial Highlights - continued
Class B	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.20	$8.13	$8.56	$9.10	$8.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.16	$0.13	$0.17
Net realized and unrealized gain (loss)	(0.09)	0.07	(0.42)	(0.54)	0.40
Total from investment operations	$0.14	$0.28	$(0.26)	$(0.41)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.17)	$(0.13)	$(0.16)
Net asset value, end of period (x)	$8.11	$8.20	$8.13	$8.56	$9.10
Total return (%) (r)(s)(t)(x)	1.65	3.58	(3.01)	(4.61)	6.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.52	1.52	1.48	1.49
Expenses after expense reductions (f)	1.50	1.50	1.51	1.46	1.48
Net investment income (loss)	2.75	2.59	2.01	1.42	1.87
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$659	$1,190	$1,834	$2,790	$4,777
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.47	1.47	1.45	1.46
Class C	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.21	$8.15	$8.57	$9.12	$8.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.16	$0.13	$0.17
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.41)	(0.55)	0.40
Total from investment operations	$0.15	$0.27	$(0.25)	$(0.42)	$0.57
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.17)	$(0.13)	$(0.16)
Net asset value, end of period (x)	$8.13	$8.21	$8.15	$8.57	$9.12
Total return (%) (r)(s)(t)(x)	1.77	3.45	(2.89)	(4.71)	6.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.52	1.48	1.49
Expenses after expense reductions (f)	1.50	1.50	1.51	1.46	1.48
Net investment income (loss)	2.75	2.59	2.01	1.42	1.86
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$43,093	$52,237	$66,358	$90,334	$113,569
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.47	1.47	1.45	1.46

See Notes to Financial Statements
58

MFS Municipal Income Fund
Financial Highlights - continued
Class I	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.17	$8.11	$8.54	$9.08	$8.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.24	$0.22	$0.25
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.42)	(0.54)	0.41
Total from investment operations	$0.23	$0.35	$(0.18)	$(0.32)	$0.66
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)	$(0.25)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$8.09	$8.17	$8.11	$8.54	$9.08
Total return (%) (r)(s)(t)(x)	2.78	4.49	(2.06)	(3.66)	7.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.51	0.52	0.48	0.49
Expenses after expense reductions (f)	0.51	0.50	0.51	0.46	0.48
Net investment income (loss)	3.74	3.60	3.03	2.41	2.82
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$2,201,731	$1,865,313	$1,709,032	$1,498,236	$1,389,505
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.46	0.47	0.47	0.45	0.47
Class R6	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.17	$8.11	$8.53	$9.08	$8.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.25	$0.23	$0.26
Net realized and unrealized gain (loss)	(0.08)	0.07	(0.42)	(0.56)	0.41
Total from investment operations	$0.23	$0.36	$(0.17)	$(0.33)	$0.67
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.25)	$(0.22)	$(0.26)
Net asset value, end of period (x)	$8.09	$8.17	$8.11	$8.53	$9.08
Total return (%) (r)(s)(t)(x)	2.85	4.56	(1.87)	(3.71)	7.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.44	0.45	0.41	0.42
Expenses after expense reductions (f)	0.43	0.43	0.44	0.39	0.41
Net investment income (loss)	3.81	3.67	3.10	2.48	2.90
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$1,116,527	$890,138	$747,221	$702,294	$605,320
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.39	0.40	0.40	0.38	0.39

See Notes to Financial Statements
59

MFS Municipal Income Fund
Financial Highlights - continued
Class A1	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.19	$8.12	$8.55	$9.10	$8.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.24	$0.22	$0.25
Net realized and unrealized gain (loss)	(0.08)	0.07	(0.42)	(0.55)	0.41
Total from investment operations	$0.23	$0.36	$(0.18)	$(0.33)	$0.66
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.29)	$(0.25)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$8.11	$8.19	$8.12	$8.55	$9.10
Total return (%) (r)(s)(t)(x)	2.79	4.62	(2.04)	(3.76)	7.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.51	0.52	0.48	0.49
Expenses after expense reductions (f)	0.50	0.50	0.51	0.46	0.48
Net investment income (loss)	3.74	3.60	3.02	2.42	2.85
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$229,135	$255,862	$284,440	$336,545	$381,748
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.46	0.47	0.47	0.45	0.47
Class B1	Year ended
	3/31/25	3/31/24	3/31/23	3/31/22	3/31/21
Net asset value, beginning of period	$8.20	$8.13	$8.56	$9.10	$8.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.18	$0.15	$0.19
Net realized and unrealized gain (loss)	(0.09)	0.07	(0.42)	(0.54)	0.40
Total from investment operations	$0.16	$0.30	$(0.24)	$(0.39)	$0.59
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.23)	$(0.19)	$(0.15)	$(0.18)
Net asset value, end of period (x)	$8.11	$8.20	$8.13	$8.56	$9.10
Total return (%) (r)(s)(t)(x)	1.90	3.84	(2.77)	(4.38)	6.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.52	1.48	1.49
Expenses after expense reductions (f)	1.25	1.25	1.26	1.21	1.23
Net investment income (loss)	2.99	2.84	2.27	1.62	2.12
Portfolio turnover rate	9	20	35	14	24
Net assets at end of period (000 omitted)	$48	$49	$60	$69	$34
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.21	1.22	1.22	1.20	1.21

See Notes to Financial Statements
60

MFS Municipal Income Fund
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
61

MFS Municipal Income Fund
Notes to Financial Statements
(1)  Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and certain distributions made by the fund could be taxable to shareholders.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund's adviser acts as the segment’s CODM. The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
62

MFS Municipal Income Fund
Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$5,901,290,348	$—	$5,901,290,348
U.S. Corporate Bonds	—	18,777,713	—	18,777,713
Investment Companies	61,804,407	—	—	61,804,407
Total	$61,804,407	$5,920,068,061	$—	$5,981,872,468
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — The fund invests in municipal inverse floating rate securities in the form of self-deposited secondary market inverse floaters and primary market inverse floaters, both of which have variable rates of interest that typically move in the opposite direction of short-term rates. A self-deposited secondary market inverse floater is created when the fund transfers a municipal bond from its portfolio to a special purpose trust (“the trust”) and causes the trust to issue (a) inverse floaters to be held by the fund and (b) floating rate certificates to be held by third parties. The floating rate certificates usually pay tax-exempt interest at short-term rates that reset daily or weekly and the holders of those certificates typically have the option to tender at par plus accrued interest. Self-deposited secondary market inverse floaters are accounted for as secured borrowings, with the municipal bonds transferred to the trust being reflected as fund investments and the amounts owed to floating rate certificate holders being reflected as fund liabilities in the Statement of Assets and Liabilities as “Payable to the holders of the floating rate certificates”. The carrying value of that liability as reported in the fund’s Statement of Assets and Liabilities approximates its fair value which would be considered level 2 under the fair value hierarchy.
63

MFS Municipal Income Fund
Notes to Financial Statements  - continued
At March 31, 2025, the fund’s payable to the holders of the floating rate certificates was $127,750,040 and the related weighted average interest rate on the settled floating rate certificates issued by the trust was 3.07%. For the year ended March 31, 2025, the average payable to the holders of the settled floating rate certificates was $63,196,491 at a weighted average interest rate of 3.21%. Interest expense and fees, which are recorded as incurred, include interest payments made to the holders of the floating rate certificates and associated fees. For the year ended March 31, 2025, the related interest expense and fees amounted to $2,342,537 which is included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are presented as fund investments and are not accounted for as secured borrowings.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2025, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
64

MFS Municipal Income Fund
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds and amortization of premium and accretion of discount of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 3/31/25	Year ended 3/31/24
Ordinary income (including any short-term capital gains)	$8,212,168	$2,727,366
Tax-exempt income	195,769,927	170,609,708
Total distributions	$203,982,095	$173,337,074
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 3/31/25
Cost of investments	$6,014,320,411
Gross appreciation	70,700,848
Gross depreciation	(230,898,835)
Net unrealized appreciation (depreciation)	$(160,197,987)
Undistributed ordinary income	2,557,551
Undistributed tax-exempt income	22,730,908
Capital loss carryforwards	(225,564,211)
Other temporary differences	(18,787,361)
Total distributable earnings (loss)	$(379,261,100)
As of March 31, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(77,530,444)
Long-Term	(148,033,767)
Total	$(225,564,211)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and B1 shares will convert to Class A and A1 shares, respectively, approximately eight years after purchase. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 3/31/25	Year ended 3/31/24
Class A	$77,042,346	$66,174,946
Class B	24,550	39,526
Class C	1,308,799	1,535,061
Class I	78,211,439	66,186,478
Class R6	38,287,954	29,682,369
Class A1	9,105,569	9,717,108
Class B1	1,438	1,586
Total	$203,982,095	$173,337,074
65

MFS Municipal Income Fund
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.3 billion	0.40%
In excess of $1.3 billion and up to $2 billion	0.37%
In excess of $2 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, this management fee reduction amounted to $753,453, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2025 was equivalent to an annual effective rate of 0.35% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R6	A1	B1
0.73%	1.48%	1.48%	0.48%	0.42%	0.48%	1.23%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $75,023 and $336 for the year ended March 31, 2025, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 5,523,916
Class B	0.75%	0.25%	1.00%	1.00%	8,988
Class C	0.75%	0.25%	1.00%	1.00%	478,687
Class B1	0.75%	0.25%	1.00%	0.75%	482
Total Distribution and Service Fees					$6,012,073
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2025 based on each class's average daily net assets. MFD has agreed in writing to reduce the Class B1 service fee rate to 0.00% for all Class B1 shares. This written agreement will continue
66

MFS Municipal Income Fund
Notes to Financial Statements  - continued
until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2025. For the year ended March 31, 2025, this reduction amounted to $120 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended March 31, 2025, this rebate amounted to $170 and $1 for Class A and Class B shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A and Class A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2025, were as follows:
Amount
Class A	$300,779
Class B	203
Class C	4,859
Class A1	—
Class B1	—
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended March 31, 2025, the fee was $161,006, which equated to 0.0029% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended March 31, 2025, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,294,194.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended March 31, 2025 was equivalent to an annual effective rate of 0.0108% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
MFS purchased or redeemed fund shares on the dates indicated:
Date	Transaction	Class	Shares	Amount
8/19/2024	Redemption	Class I	3	$26
8/19/2024	Redemption	Class A1	3	29
At March 31, 2025, MFS held 100% of the outstanding shares of Class B1.
During the year ended March 31, 2025, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $5,366,456.
67

MFS Municipal Income Fund
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended March 31, 2025, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$10,506,639	$289,767
Non-U.S. Government securities	1,467,395,056	509,808,429
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 3/31/25		Year ended 3/31/24
	Shares	Amount	Shares	Amount
Shares sold
Class A	75,040,989	$618,503,374	78,371,287	$628,861,546
Class C	830,537	6,865,455	767,534	6,181,516
Class I	114,691,629	945,971,186	109,787,331	874,919,429
Class R6	50,628,975	415,985,440	46,579,791	372,326,992
Class A1	108,590	895,131	58,875	469,178
	241,300,720	$1,988,220,586	235,564,818	$1,882,758,661
Shares issued to shareholders in reinvestment of distributions
Class A	9,112,389	$74,879,162	8,000,466	$64,051,316
Class B	2,951	24,269	4,898	39,219
Class C	146,897	1,211,163	176,371	1,416,481
Class I	5,700,788	46,813,906	5,080,912	40,629,908
Class R6	4,451,531	36,534,916	3,519,894	28,147,946
Class A1	968,574	7,963,003	1,056,518	8,463,655
Class B1	174	1,437	197	1,578
	20,383,304	$167,427,856	17,839,256	$142,750,103
Shares reacquired
Class A	(54,136,981)	$(445,162,098)	(63,819,972)	$(508,821,896)
Class B	(66,955)	(553,552)	(85,256)	(684,804)
Class C	(2,038,755)	(16,835,972)	(2,726,155)	(21,876,339)
Class I	(76,546,234)	(627,121,672)	(97,368,533)	(772,167,813)
Class R6	(26,004,261)	(213,254,825)	(33,311,476)	(264,284,952)
Class A1	(4,062,171)	(33,394,714)	(4,875,492)	(39,022,445)
Class B1	(167)	(1,358)	(1,592)	(12,885)
	(162,855,524)	$(1,336,324,191)	(202,188,476)	$(1,606,871,134)
Net change
Class A	30,016,397	$248,220,438	22,551,781	$184,090,966
Class B	(64,004)	(529,283)	(80,358)	(645,585)
Class C	(1,061,321)	(8,759,354)	(1,782,250)	(14,278,342)
Class I	43,846,183	365,663,420	17,499,710	143,381,524
Class R6	29,076,245	239,265,531	16,788,209	136,189,986
Class A1	(2,985,007)	(24,536,580)	(3,760,099)	(30,089,612)
Class B1	7	79	(1,395)	(11,307)
	98,828,500	$819,324,251	51,215,598	$418,637,630
Effective June 1, 2019, purchases of the fund’s Class B and Class B1 shares were closed to new and existing investors subject to certain exceptions.
68

MFS Municipal Income Fund
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 12, 2026 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended March 31, 2025, the fund’s commitment fee and interest expense were $31,463 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended March 31, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$65,685,343	$1,154,567,865	$1,158,410,578	$(31,009)	$(7,214)	$61,804,407
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$7,042,207	$—
69

MFS Municipal Income Fund
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Fund (the “Fund”), including the portfolio of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 15, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
70

MFS Municipal Income Fund
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Municipal Series Trust, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	7,322,751,994.782	223,053,780.642
John A. Caroselli	7,340,207,039.898	205,598,735.525
Maureen R. Goldfarb	7,329,851,138.879	215,954,636.544
Peter D. Jones	7,345,692,839.864	200,112,935.559
John P. Kavanaugh	7,338,325,176.508	207,480,598.915
James W. Kilman, Jr.	7,350,237,992.129	195,567,783.294
Clarence Otis, Jr.	7,338,070,797.806	207,734,977.617
Michael W. Roberge	7,356,927,883.850	188,877,891.573
Maryanne L. Roepke	7,349,743,356.808	196,062,418.615
Paula E. Smith	7,361,671,826.891	184,133,948.532
Laurie J. Thomsen	7,349,711,675.157	196,094,100.266
Darrell A. Williams	7,354,174,152.909	191,631,622.514
71

MFS Municipal Income Fund
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, 95.97% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
72

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Municipal Income Fund.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Municipal Income Fund.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Municipal Income Fund. See the Statement of Operations and Note 3 within the Notes to Financial Statements for more information.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not Applicable.
73

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

  Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

  There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the Registrant.

ITEM 19.  EXHIBITS.

  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto as EX-99.COE.

  Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2):  Attached hereto as EX-99.302CERT.

  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

  Change in the registrant's independent public accountant.  Not applicable.

  If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date:   May 15, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date:  May 15, 2025

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer)

Date:  May 15, 2025

*  Print name and title of each signing officer under his or her signature.